UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-98629

Pre Effective Amendment No.	☐

Post Effective Amendment No. 9	☑

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-4460

Amendment No. 143	☑

(Check appropriate box or boxes.)

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1
(Exact Name of Registrant)

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
(Name of Depositor)

1000 Chesterbrook Blvd., Berwyn, Pennsylvania 19312
(Address of Depositor's Principal Executive Offices) (Zip Code)

Depositor's Telephone Number, including Area Code	(302) 452-4000

Thomas E. Barnes, SVP and Secretary, One Nationwide Plaza, Columbus, Ohio 43215
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering	August 1, 2008

It is proposed that this filing will become effective (check appropriate box)
☐      immediately upon filing pursuant to paragraph (b)
☑      on December 31, 2008 pursuant to paragraph (b)
☐      60 days after filing pursuant to paragraph (a)(1)
☐      on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
☐      this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered	Individual Flexible Premium Adjustable Variable Life Insurance Policy

Nationwide Life Insurance Company of America: • Nationwide Provident VLI Separate Account 1

Prospectus supplement dated December 31, 2008 to
Prospectus dated May 1, 2008

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective August 1, 2008 the principal underwriter and general distributor will change from 1717 Capital Management Company to Nationwide Securities, LLC.

Any and all references to 1717 Capital Management Company ("1717") are replaced with Nationwide Securities, LLC (“NSLLC”). NSLLC is located at One Nationwide Plaza, Columbus, Ohio 43215.

In addition, the following changes are made effective:

1. The Sale of a Policies provision is replaced as follows:

The Policies are distributed by Nationwide Securities, LLC ("NSLLC"), located at One Nationwide plaza, Columbus, Ohio 43215, a wholly owned indirect subsidiary of Nationwide Life Insurance Company of America.

The Policies will be sold on a continuous basis by licensed insurance agents in those states where the Policies may lawfully be sold.  Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the Financial Industry Regulatory Authority ("FINRA").

Gross first year commissions paid by NLICA on the sale of these Policies provided by NSLLC are approximately 91% of the target premium plus 2% of any excess premium payments.  We pay gross renewal commissions in years 2 through 10 on the sale of the Policies provided by NSLLC that will not exceed 2% of actual premium payment, and will be 0% in policy years 11 and thereafter. Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.

1717 received $16,493,648, $16,865,493, and $20,965,977 during 2007, 2006 and 2005, respectively, as principal underwriter of the Policies and of other variable life insurance policies and variable annuity contracts offered by NLICA and its affiliates.  1717 did not retain any compensation as principal underwriter during the past 3 fiscal years.

Options Elite Individual Flexible Premium Adjustable Variable Life Insurance Policy
Issued by
Nationwide Provident VLI Separate Account 1
and
Nationwide Life Insurance Company of America		PROSPECTUS
Service Center 300 Continental Drive Newark, Delaware 19713	Main Administrative Office 1000 Chesterbrook Blvd. Berwyn, Pennsylvania, 19312	May 1, 2008
Telephone: (800) 688-5177

This prospectus describes individual flexible premium adjustable variable life insurance policy ("Policy") issued by Nationwide Life Insurance Company of America (the "Company" or "NLICA").  The Policy is a long-term investment designed to provide significant life insurance benefits for the Insured.  This prospectus provides information that a prospective Owner should know before investing in the Policy.  You should consider the Policy in conjunction with other insurance you own.  It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy.

You can allocate your Policy's values to:

•	Nationwide Provident VLI Separate Account 1 (the "Separate Account"), which invests in the Portfolios listed on the next page; or
•	the Guaranteed Account, which credits a specified rate of interest.

A prospectus for each of the Portfolios available through the Separate Account must accompany this prospectus.  Please read these documents before investing and save them for future reference.

We offer a variety of variable universal life policies.  Despite offering substantially similar features and investment options, certain policies may have lower overall charges than others, including this policy.  These differences in charges may be attributable to differences in sales and related expenses incurred in one distribution channel versus another.

Please note that the Policies and the Portfolios:
•	are not guaranteed to achieve their goals;
•	are not federally insured;
•	are not endorsed by any bank or government agency; and
•	are subject to risks, including loss of the amount invested.

The Securities and Exchange Commission ("SEC") has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

You should read your Policy along with this prospectus.

The following Portfolios are available under the Policy:

Dreyfus
•	Dreyfus Investment Portfolios – Small Cap Stock Index Portfolio: Service Shares
•	Dreyfus Variable Investment Fund – Appreciation Portfolio: Initial Shares
Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class*
•	VIP Growth Portfolio: Service Class
•	VIP Investment Grade Bond Portfolio: Service Class*
•	VIP Overseas Portfolio: Service Class R†
Janus Aspen Series
•	Forty Portfolio: Service Shares
Nationwide Variable Insurance Trust
•	NVIT Core Bond Fund: Class I
•	NVIT Government Bond Fund: Class I (formerly, Nationwide NVIT Government Bond Fund: Class I)
•	NVIT Investor Destinations Funds: Class II
➢	NVIT Investor Destinations Conservative Fund: Class II (formerly, Nationwide NVIT Investor Destinations Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderately Conservative Fund: Class II (formerly, Nationwide NVIT Investor Destinations Moderately Conservative Fund: Class II)
➢	NVIT Investor Destinations Moderate Fund: Class II (formerly, Nationwide NVIT Investor Destinations Moderate Fund: Class II)
➢	NVIT Investor Destinations Moderately Aggressive Fund: Class II (formerly, Nationwide NVIT Investor Destinations Moderately Aggressive Fund: Class II)
➢	NVIT Investor Destinations Aggressive Fund: Class II (formerly, Nationwide NVIT Investor Destinations Aggressive Fund: Class II)
•	NVIT Money Market Fund: Class IV (formerly, Nationwide NVIT Money Market Fund: Class IV)
•	NVIT Multi-Manager Large Cap Growth Fund: Class I
•	NVIT S&P 500 Index Fund: Class IV
Oppenheimer Variable Account Funds
•	Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
•	Oppenheimer Global Securities Fund/VA: Class 3†
Vanguard Variable Insurance Fund
•	Equity Income Portfolio
•	High Yield Bond Portfolio*

•	Mid-Cap Index Portfolio
•	Total Bond Market Index Portfolio

The following Portfolio is only available in Policies issued before May 1, 2008:

Federated Insurance Series
•	Federated Quality Bond Fund II: Primary Shares

The following Portfolio is only available in Policies issued before May 1, 2007:

American Century Variable Portfolios, Inc.
•	American Century VP Ultra Fund: Class I

The following Portfolio is only available in Policies issued before May 1, 2004:

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund: Class I

The following Portfolios are no longer available to accept transfers or new premium Effective May 1, 2004:

Fidelity Variable Insurance Products Fund
•	VIP Overseas Portfolio: Service Class
Oppenheimer Variable Account Funds
•	Oppenheimer Global Securities Fund/VA: Non-Service Shares

*These Portfolios may invest in lower quality debt securities commonly referred to as junk bonds.

†These Portfolios assess a short-term trading fee.

Table of Contents	Page
Policy Benefits/Risks Summary	1
Policy Benefits
Death Benefit
Policy Cancellation, Surrender, and Partial Withdrawals
Transfers
Loans
Personalized Illustrations
Policy Risks
Investment Risk
Risk of Increase in Current Fees and Charges
Risk of Lapse
Tax Risks
Withdrawal and Surrender Risks
Loan Risks
Portfolio Risks
Fee Table	4
The Policy	10
Purchasing a Policy
When Insurance Coverage Takes Effect
Canceling a Policy (Free Look Right)
Ownership and Beneficiary Rights
Modifying the Policy
Other Policies
Premiums	10
Allocating Premiums
Delay in Allocation
Policy Account Values	10
Policy Account Value
Net Cash Surrender Value
Sub account Value
Unit Value
Guaranteed Account Value
Death Benefit	10
Insurance Proceeds
Death Benefit Options
Changing Death Benefit Options
Changing the Face Amount
Settlement Options
Accelerated Death Benefit
Long-Term Care Benefits
Surrenders and Partial Withdrawals	10
Surrenders
Partial Withdrawals
Transfers	10
Disruptive Trading
Transfers from the Guaranteed Account
Dollar Cost Averaging
Automatic Asset Rebalancing
Additional Transfer Rights
Loans	10
Telephone, Fax, and E-Mail Requests	10
Policy Lapse and Reinstatement	10
Lapse
Reinstatement
The Company and the Guaranteed Account	10
Nationwide Life Insurance Company of America
The Guaranteed Account

Table of Contents (continued)	Page
The Separate Account and the Portfolios	10
The Separate Account
The Portfolios
Addition, Deletion, or Substitution of Investments
Voting Portfolio Shares
Charges and Deductions	10
Premium Expense Charge
Monthly Deduction
Insurance Charge
Surrender Charges and Additional Surrender Charges
Face Amount Increase Charge
Partial Withdrawal Charge
Transfer Charge
Short-Term Trading Fees
Loan Interest Charge
Portfolio Expenses
Federal Tax Considerations	10
Tax Treatment of Policy Benefits
Special Considerations For Life Insurance Policies Owned By Corporations or Other Employers	10
Split Dollar Arrangements	10
Supplemental Benefits and Riders	10
Sale of the Policies	10
Policy Pricing
Information on Portfolio Payments
State Variations	10
Legal Proceedings	10
Financial Statements	10
Glossary	10
Appendix A: Portfolio Information	10

Policy Benefits/Risks Summary

The Policy is a individual flexible premium adjustable variable life insurance policy.  The Policy is built around its Policy Account Value.  The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Guaranteed Account, the Premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, partial withdrawals, and loans).  We do not guarantee any minimum Policy Account Value.  You could lose some or all of your money.

This summary describes the Policy's important benefits and risks.  The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in more detail.  The Glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Death Benefit

•
Insurance Proceeds.  We pay Insurance Proceeds to the Beneficiary upon due proof of death of the Insured.  The Insurance Proceeds equal the death benefit and any additional insurance provided by Rider less any Indebtedness and unpaid Monthly Deductions.

•
Death Benefit Option A and Option B.  In the Application, you choose between two death benefit options under the Policy.  We will not issue the Policy until you have elected a death benefit option.  We calculate the amount available under each death benefit option as of the Insured's date of death.

è	Death Benefit Option A is equal to the greater of:

♦	the Face Amount (which is the amount of insurance you select); or

♦	the Policy Account Value multiplied by the applicable percentage listed in the table below.

è	Death Benefit Option B is equal to the greater of:

♦	the Face Amount plus the Policy Account Value; or

♦	the Policy Account Value multiplied by the applicable percentage listed in the table below.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.

•
Change in Death Benefit Option and Face Amount.  After the first Policy Year and at least 12 months after any increase in Face Amount, you may change death benefit options while the Policy is in force.  Also, after the first Policy Year, you may change the Face Amount subject to certain conditions.  We apply a charge if you increase your Face Amount, and may apply a surrender charge and/or additional surrender charge if you decrease your Face Amount.  A change in death benefit option or Face Amount may have tax consequences.

•
Accelerated Death Benefit.  Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of your death benefit if the Insured develops a terminal illness or, in certain states only, is permanently confined to a nursing care facility.  We will deduct an administrative charge from the accelerated death benefit at the time it is paid.  The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain.  You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

•
Long-Term Care Benefits.  Under the Long-Term Care Benefit Riders, you may receive periodic payments of a portion of your death benefit and waiver of Monthly Deductions if the Insured becomes "chronically ill."  We impose a monthly charge if you elect any of these Riders.  There may be federal income tax consequences associated with the Long-Term Care Benefit Riders.  You should consult a tax adviser before adding the Long-Term Care Benefit Riders to your Policy.

Policy Cancellation, Surrender, and Partial Withdrawals

•
Policy Cancellation: When you receive your Policy, a 10-day "free look" period begins.  You may return your Policy during this period and receive a refund.  A Free Look Period also begins if you request an increase in Face Amount.

•
Surrender:  At any time while the Policy is in force, you may make a Written Request (by submitting our Surrender form to us) to Surrender your Policy and receive the Net Cash Surrender Value.  A Surrender may have tax consequences.

•
Partial Withdrawals:  After the first Policy Year, you may make a Written Request to withdraw part of the Net Cash Surrender Value, subject to the following rules.  Partial withdrawals may have tax consequences.

✓	You must request at least $1,500.

✓	For each partial withdrawal, we deduct a $25 fee from the remaining Policy Account Value.

✓	If death benefit Option A is in effect, we will reduce the Face Amount by the amount of the partial withdrawal.

✓	Unless you specify otherwise, we will deduct the requested partial withdrawal and partial withdrawal charge from the Subaccounts and the Guaranteed Account in proportion to the value in each account.

Transfers

•	You may make transfers among the Subaccounts and the Guaranteed Account.

•	We charge $25 for the 13th and each additional transfer during a Policy Year.

•	We may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners.

•	Transfers out of the Guaranteed Account may be made only within 30 days of a Policy Anniversary.

•	The minimum amount you may transfer from a Subaccount or the Guaranteed Account is the lesser of $1,000 or the total value in the Subaccount or Guaranteed Account.

Loans

•	You may take a loan (minimum $500) from your Policy at any time. The maximum loan amount you may take is the Net Cash Surrender Value. Loans may have tax consequences.

•
We charge you a maximum annual interest rate of 6% ("charged interest rate") on your loan.  Charged interest is due and payable at the end of each Policy Year.  Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

•
We credit interest on amounts in the Loan Account ("earned interest rate") and we guarantee that the annual earned interest rate will not be lower than 4%.  We currently credit an earned interest rate of 4% to amounts in the Loan Account.

•
As collateral for the loan, we transfer an amount equal to the loan (adjusted by the earned interest rate and the charged interest rate to the next Policy Anniversary) from the Separate Account and Guaranteed Account to the Loan Account on a pro rata basis, unless you specify another allocation.

•	You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.

•	We deduct any Indebtedness from the Policy Account Value upon Surrender, and from the Insurance Proceeds payable on the Insured's death.

Personalized Illustrations

You will receive personalized illustrations that reflect your own particular circumstances.  These illustrations may help you to understand the long-term effects of different levels of investment performance and the charges and deductions under the Policy.  They also may help you compare the Policy to other life insurance policies.  These illustrations also show the value of Premiums accumulated with interest and demonstrate that the Policy Account Value may be low (compared to the Premiums paid plus accumulated interest) if you Surrender the Policy in the early Policy Years.  Therefore, you should not purchase the Policy as a short-term investment.  The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Policy Account Value.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease.  In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value.  During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value.  You could lose everything you invest and your Policy could Lapse without value, unless you pay additional Premiums.

Frequent trading in the Subaccounts may dilute the value of your Subaccount units, cause the Subaccount to incur higher transaction costs, and/or interfere with the Subaccount's ability to pursue its stated investment objective.  This disruption to the Subaccount trading may result in lower investment performance and cash value.  We have instituted procedures to minimize disruptive trading transfers, including, but not limited to, transfer restrictions and short-term trading fees.  While we expect these procedures to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

If you allocate Net Premiums to the Guaranteed Account, then we credit your Policy Account Value (in the Guaranteed Account) with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Increase in Current Fees and Charges

Certain fees and charges are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.

Risk of Lapse

If your Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges, your Policy may enter a 61-day Grace Period.  We will notify you that the Policy will Lapse (terminate without value) unless you make a sufficient payment during the Grace Period.  Your Policy may also Lapse if your Indebtedness reduces the Net Cash Surrender Value to zero.  Your Policy generally will not Lapse: (1) during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005), if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium; or (2) if you make a payment equal to 3 Monthly Deductions before the end of the Grace Period.  You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risks

We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law.  However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of Premiums permitted under the Policy.  In addition, if you elect the Accelerated Death Benefit Rider or a Long-Term Care Benefit Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear.  Please consult a tax adviser about these consequences.  Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy.  Moreover, death benefits payable under a Policy should be excludable from the gross income of the Beneficiary.  As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.

Depending on the total amount of Premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws.  If a Policy is treated as a MEC, then Surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy.  In addition, a 10% penalty tax may be imposed on Surrenders, partial withdrawals, and loans taken before you attain age 59½.  If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.  Moreover, loans will generally not be treated as distributions.  Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

See "Federal Tax Considerations."  You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risks

The surrender charge under the Policy applies for 15 Policy Years after the Policy Date.  An additional surrender charge will be applicable for 15 years from the date of any increase in the Face Amount.  It is possible that you will receive no Net Cash Surrender Value if you Surrender your Policy in the first few Policy Years.  You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time.  You should not purchase the Policy if you intend to Surrender all or part of the Policy Account Value in the near future.  We designed the Policy to meet long-term financial goals.  The Policy is not suitable as a short-term investment.

Even if you do not ask to Surrender your Policy, surrender charges and additional surrender charges may play a role in determining whether your Policy will Lapse (terminate without value), because surrender charges and additional surrender charges decrease the Net Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly Lapse).  See "Risk of Lapse," above.

Partial withdrawals are not permitted during the first Policy Year, and we will reduce the Face Amount by the amount of the partial withdrawal if death benefit Option A is in effect.

A Surrender or partial withdrawal may have tax consequences.

Loan Risks

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the amount of the loan from the Subaccounts and/or Guaranteed Account as collateral and hold it in the Loan Account.  This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Guaranteed Account.

We reduce the amount we pay on the Insured's death by the amount of any Indebtedness.  Your Policy may Lapse (terminate without value) if your Indebtedness reduces the Net Cash Surrender Value to zero.

A loan may have tax consequences.  In addition, if you Surrender a Policy that is not a MEC or allow it to Lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Portfolio Risks

A comprehensive discussion of the risks of each Portfolio may be found in each Portfolio's prospectus.  Please refer to the Portfolios' prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and Surrendering the Policy.  The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, Surrenders the Policy, takes a partial withdrawal, or transfers Policy Account Value among the Subaccounts and the Guaranteed Account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Charge Imposed on Premiums (Premium Expense Charge):
Premium Tax Charge[1]	Upon receipt of each premium payment	0-4% of each premium payment, depending on the Insured’s state of residence	0-4% of each premium payment, depending on the Insured’s state of residence
Percent of Premium Charge[2]	Upon receipt of each premium payment	10% of premium payments	During the first Policy Year, 10% of premium payments up to a specified premium amount,[3] and 4% of premium payments above this amount
Percent of Premium Charge (Additional Premium Charge)	Upon receipt of each premium payment during the first year following an increase in Face Amount	10% of premium payments	10% of Premiums allocated to the increase in Face Amount up to a specified premium amount, and 4% of premium payments above this amount
Maximum Deferred Surrender Charge:
Deferred Sales Charge[4]	Upon Surrender, Lapse, or decrease in Face Amount during the first 15 Policy Years	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium[5] for the Initial Face Amount	The lesser of: (1) 35% of all Premiums paid to the date of Surrender or Lapse, or (2) during Policy Years 1-6, 70% of the Target Premium[5] for the Initial Face Amount
Deferred Administrative Charge[6]	Upon Surrender, Lapse, or decrease in Face Amount during the first 15 Policy Years	During Policy Years 1-6, $4.90 per $1,000 of Face Amount	During Policy Years 1-6, $4.90 per $1,000 of Face Amount

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Maximum Deferred Additional Surrender Charge:
Additional Deferred Sales Charge[7]	Upon Surrender, Lapse, or decrease in Face Amount during the first 15 years following an increase in Face Amount
The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first 6 years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount

The lesser of: (1) 35% of Premiums allocated to the increase in Face Amount, or (2) during the first 6 years following the effective date of the increase in Face Amount, 70% of the Target Premium for each increase in Face Amount

Additional Deferred Administrative Charge[8]	Upon Surrender, Lapse, or decrease in Face Amount during the first 15 years following an increase in Face Amount	During the first 6 years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount	During the first 6 years following the effective date of each increase in Face Amount, $4.90 per $1,000 for each increase in Face Amount
Face Amount Increase Charge	Upon increase in Face Amount	$60.00 plus $3.00 per $1,000 of the Face Amount increase	$0.00[9]
Other Withdrawal/Surrender Fees	Upon partial withdrawal	$25 per withdrawal	$25 per withdrawal
Transfer Fees[10]	Upon transfer	$25 per transfer	$25 per transfer
Short-Term Trading Fee[11]	Upon transfer of Subaccount value out of a Subaccount within 60 days after allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount	1% of the amount transferred from the Subaccount within 60 days of allocation to that Subaccount
Accelerated Death Benefit Rider	At the time the accelerated death benefit is paid	$250	$100

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Cost of Insurance[12] Minimum and Maximum Charge	On Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of net amount at risk[13] per month	$0.03 - $105.86 per $1,000 of net amount at risk[14]per month during Policy Years 1-10
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class	On Policy Date and monthly on Policy Processing Day	$0.28 per $1,000 of net amount risk per month	$0.22 per $1,000 of net amount at risk per month

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Initial Administrative Charge[15]	On Policy Date and monthly on Policy Processing Day	$5	$5
Monthly Administrative Charge	On Policy Date and monthly on Policy Processing Day	$11	$7.50
Insurance Charge	Daily	Annual rate of 1.00% of the average daily net assets of each Subaccount in which you are invested
➢  For Subaccounts investing in the Vanguard Variable Insurance Fund Portfolios, an annual rate of 0.95% of the average daily net assets of each Vanguard Variable Insurance Fund Subaccount in which you are invested
➢  For all other Subaccounts, an annual rate of 0.75% of the average daily net assets of each of those Subaccounts in which you are invested

Loan Interest Charge[16]	On Policy Anniversary or earlier, as applicable[17]	Annual rate of 6.00% of the loan amount	Annual rate of 6.00% of the loan amount
Optional Charges[18]
Additional Insurance Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Rider coverage amount per month	$0.02 - $115.12 per $1,000 of Rider coverage amount per month
Charge for a male Insured, Attained Age 45, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.28 per $1,000 of Rider coverage amount per month	$0.11 per $1,000 of Rider coverage amount per month
Change of Insured Rider	N/A	None	None
Children’s Term Insurance Rider	On Rider Policy Date and monthly on Policy Processing Day	$0.52 per $1,000 of Rider coverage amount per month	$0.52 per $1, 000 of Rider coverage amount per month
Convertible Term Life Insurance Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.06 - $420.82 per $1,000 of Rider coverage amount per month	$0.06 - $113.17 per $1,000 of Rider coverage amount per month
Charge for a female Insured, Attained Age 35, in the nonsmoker Premium Class	On Rider Policy Date and monthly on Policy Processing Day	$0.12 per $1,000 of Rider coverage amount per month	$0.08 per $1,000 of Rider coverage amount per month

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
Disability Waiver Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	$0.01 - $1.76 per $1,000 net amount at risk per month	$0.01 - $1.76 per $1,000 net amount at risk per month
Charge for an Insured, Attained Age 45	On Rider Policy Date and monthly on Policy Processing Day	$0.01 per $1,000 net amount at risk per month	$0.01 per $1,000 net amount at risk per month
Disability Waiver of Premium Benefit Rider: Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	2% - 23.20% of the monthly benefit amount per month	2% - 23.20% of the monthly benefit amount per month
Charge for an Insured, Issue Age 45	On Rider Policy Date and monthly on Policy Processing Day	3.9% of the monthly benefit amount per month	3.9% of the monthly benefit amount per month
Final Policy Date Extension Rider	N/A	None	None
Long-Term Care Benefit Riders:
1. Long-Term Care Acceleration Benefit Rider[19] Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.02[20] - $3.24[21] per $1,000 of net amount at risk per month
Charge for a male Insured, Attained Age 55 with a 4% Acceleration Benefit Rider	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.20 per $1,000 of net amount at risk per month
2. Long-Term Care Waiver Benefit Rider[22] Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 - $3.47 per $1,000 of net amount at risk per month
Charge for a male Insured, Attained Age 55	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01 per $1,000 of net amount at risk per month

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge
3. Long-Term Care Extended Insurance Benefit Rider[23] Minimum and Maximum Charge	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.01[24] - $8.72[25] per $1,000 of Rider coverage amount per month
Charge for a male Insured, Issue Age 55 with a 4% Extended Insurance Benefit Rider, assuming no inflation or nonforfeiture protection (as described in the Rider), and assuming lifetime payments	On Rider Policy Date and monthly on Policy Processing Day	No maximum amount is guaranteed	$0.28 per $1,000 of Rider coverage amount per month

The following table shows the minimum and maximum Total Annual Portfolio Operating Expenses, as of December 31, 2007, that a Policy Owner will pay periodically during the time that he or she owns the Policy.  The table does not reflect Short-Term Trading Fees.  More detail concerning each Portfolio's fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses, as a percentage of average Portfolio assets)	0.16%	1.26%

The minimum and maximum Portfolio operating expenses indicated above do not reflect voluntary or contractual reimbursements and/or waivers applied to some Portfolios.  Therefore, actual expenses could be lower.  Refer to the Portfolio prospectuses for specific expense information.

1 We do not deduct a premium tax charge in jurisdictions that impose no premium tax.  Kentucky imposes an additional city premium tax that applies only to first year premium.  This tax varies by municipality and is no greater than 12%.

2 After the first Policy Year, the percent of premium charge decreases to 4% of Premium payments.

3 The specified premium amount varies based on the Insured's Issue Age, sex, Premium Class, and initial Face Amount (or increase in Face Amount).  The maximum specified premium amount for any Policy is $752.57 per $1,000 of Face Amount.

4 Beginning in the 7th Policy Year, the deferred sales charge decreases each Policy Year to 0% after the 15th Policy Year.  Upon a decrease in Face Amount, we deduct a portion of this charge.

5 The Target Premium varies based on the Insured's Issue Age, sex, Premium Class, and initial Face Amount (or increase in Face Amount).  The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount.

6 Beginning in the 7th Policy Year, the deferred administrative charge decreases each Policy Year to $0 after the 15th Policy Year.  Upon a decrease in Face Amount, we deduct a portion of this charge.

7 Beginning in the 7th year following an increase in Face Amount, the additional deferred sales charge decreases to 0% after the 15th year.  Upon a decrease in Face Amount, we deduct a portion of this charge.

8 Beginning in the 7th year following an increase in Face Amount, the additional deferred administrative charge decreases each year to $0 after the 15th year.  Upon a decrease in Face Amount, we deduct a portion of this charge.

9The $0.00 current charge applies to increases made on or after July 25, 2007 for all policies. We may begin taking a current charge again at any time on a prospective basis for face amount increase.

10Beginning in the 7th year following an increase in Face Amount, the additional deferred administrative charge decreases each year to $0 after the 15th year.  Upon a decrease in Face Amount, we deduct a portion of this charge.

11We do not assess a transfer charge for the first 12 transfers each Policy Year.

12The Short-Term Trading Fee is only assessed in connection with those Portfolios that assess a redemption fee to the Variable Account (refer to the end of the Fee Table for a complete list of Portfolios that assess redemption fees).

13Cost of insurance charges vary based on the Insured's Attained Age, sex, Premium Class, Policy Year, and net amount at risk.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Service Center.  Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.

14The net amount at risk is equal to the death benefit on the Policy Processing Day minus the Policy Account Value on the Policy Processing Day.

15 We only deduct the initial administrative charge on the first 12 Policy Processing Days.

16 The maximum guaranteed net cost of loans is 2.00% annually (e.g., the difference between the amount of interest we charge you for a loan (6.00% annually) and the amount of interest we credit to the Loan Account (guaranteed not be lower than 4.00% annually)).

17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, Lapse, Surrender, Policy termination, or the Insured's death.

18 Charges for the Additional Insurance Benefit Rider, Convertible Term Rider, Disability Waiver Benefit Rider, Disability Waiver of Premium Benefit Rider, and Long-Term Care Benefit Riders may vary based on the Insured's Issue or Attained Age, sex, Premium Class, Policy Year, Face Amount, and net amount at risk.  Charges based on Attained Age may increase as the Insured ages.  The Rider charges shown in the table may not be typical of the charges you will pay.  Your Policy's specifications page will indicate the Rider charges applicable to your Policy, and more detailed information concerning these Rider charges is available on request from our Service Center.  Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic premiums, and Riders requested.

19 We may increase the rates for the Long-Term Care Acceleration Benefit Rider charge on a class basis.  We waive this Rider's charge during the time we pay benefits under the Rider.

20 Based on the selection of the 2% Long-Term Care Acceleration Benefit Rider.

21 Based on the selection of the 4% Long-Term Care Acceleration Benefit Rider.

22 We may increase the rates for the Long-Term Care Waiver Benefit Rider charge on a class basis.

23 We may increase the rates for the Long-Term Care Extended Insurance Benefit Rider charge on a class basis.  We waive this Rider's charge during the time we pay benefits under the Rider.

24 Based on the selection of the 2% Long-Term Care Extended Insurance Benefit Rider, without inflation or nonforfeiture protection (as described in the Rider), and with a fixed extension period.

25 Based on the selection of the 4% Long-Term Care Extended Insurance Benefit Rider, with inflation and nonforfeiture protection (as described in the Rider), and with a lifetime extension period.

The Policy

Purchasing a Policy

To purchase a Policy, you must submit a completed Application and an initial Premium to us at our Service Center through any licensed life insurance agent who is appointed by NLICA and who is also a registered representative of 1717 Capital Management Company ("1717"), the principal underwriter for the Policy (as well as for other variable life policies), or a registered representative of a broker-dealer having a selling agreement with 1717, or a registered representative of a broker-dealer having a selling agreement with these broker-dealers.  If you submit your Application and/or initial Premium to your agent, we will not begin processing your purchase order until we receive the Application and initial Premium from your agent's broker-dealer.

The minimum Initial Face Amount is $50,000 for all Premium Classes except preferred, and $100,000 for the preferred Premium Class.

We reserve the right to modify the minimum Face Amount on a prospective basis to newly issued policies at any time.Generally, the Policy is available for Insureds between Issue Ages 1-85.  The benefits described in the Policy and this prospectus, including any optional riders or modifications in coverage, may be subject to our underwriting and approval. We can provide you with details as to our underwriting standards when you apply for a Policy.   We reserve the right to reject any application for any reason permitted by law. Additionally, we reserve the right to modify our underwriting standards on a prospective basis to newly issued policies at any time. To the extent permitted by law, policy benefits are not subject to any legal process on the part of a third-party for the payment of any claim, and no right or benefit will be subject to the claims of creditors (except as may be provided by assignment).

In order to comply with the USA Patriot Act and rules promulgated therunder, Nationwide has implemented procedures designed to prevent polices described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Replacement of Existing Insurance.  It may not be in your best interest to Surrender, Lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy.  You should compare your existing insurance and the Policy carefully.  You should replace your existing insurance only when you determine that the Policy is better for you.  You may have to pay a surrender charge on your existing insurance, and the Policy will impose a new surrender charge period.  You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Because we will not issue the Policy until we have received an initial Premium from your existing insurance company, the issuance of the Policy may be delayed.

When Insurance Coverage Takes Effect

We will issue the Policy only if the underwriting process has been completed, the Application has been approved, and the proposed Insured is alive and in the same condition of health as described in the Application.  However, full insurance coverage under the Policy will take effect only if the Minimum Initial Premium also has been paid.  We begin to deduct monthly charges from your Policy Account Value on the Policy Issue Date.

We may provide temporary insurance coverage before full insurance coverage takes effect, subject to our underwriting rules and Policy conditions.  The amount of temporary insurance coverage we provide may be less than the amount of full insurance coverage you later receive.  If temporary insurance does not take effect, then no insurance shall take effect unless and until: (1) the underwriting process has been completed; (2) the Application has been approved; (3) the Minimum Initial Premium has been paid; and (4) there has been no change in the insurability of any proposed Insured since the date of Application.

Canceling a Policy (Free Look Right)

Initial Free Look.  You may cancel a Policy during the Free Look Period by providing Written Notice of cancellation and returning the Policy to us or to the agent who sold it.  The Free Look Period begins when you receive the Policy and generally expires 10 days after you receive the Policy.  This period will be longer if required by state law.  Within 7 days after we receive the returned Policy, we generally will refund an amount equal to the sum of:

1.	The Policy Account Value as of the date we receive the returned Policy, plus

2.	Any premium expense charges deducted from Premiums paid, plus

3.	Any Monthly Deductions charged against the Policy Account Value, plus

4.	An amount reflecting other charges deducted (directly or indirectly) under the Policy.

We may postpone payment of the refund under certain conditions.  The Free Look Period may be longer in some states and, where state law requires, the refund will equal all payments you made (less any partial withdrawals and Indebtedness). If the policy is canceled, we will treat the policy as if it was never issued.  If we do not receive your policy at our home office on the close of business on the date the free look period expires, you will not be allowed to cancel your policy free of charge.

Free Look for Increase in Face Amount. A Free Look Period also begins if you request an increase in Face Amount.  You may cancel an increase in Face Amount until 10 days after you receive the new Policy schedule pages reflecting the increase.  This period will be longer if required by state law.  If you exercise this right, all Monthly Deductions attributable to the increase plus the Face Amount increase charge will be credited to the Subaccounts and the Guaranteed Account in the same proportion as they were deducted, unless you request a refund of this amount.

Ownership and Beneficiary Rights

The Policy belongs to the Owner named in the Application.  While the Insured is living, the Owner may exercise all of the rights and options described in the Policy.  The Owner is the Insured unless the Application specifies a different person as the Insured or the Owner is changed thereafter.  If the Owner is not the Insured and dies before the Insured, ownership of the Policy will pass to the Owner's estate, unless a contingent Owner has been designated.  To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).  The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.  Changing the Owner or assigning the Policy may result in tax consequences.

The principal right of the Beneficiary is the right to receive the Insurance Proceeds under the Policy.

Modifying the Policy

Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by our president or a vice president.  No agent may bind us by making any promise not contained in the Policy.

Upon notice to you, we may modify the Policy:

ž
to conform the Policy, our operations, or the Separate Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, our Company, or the Separate Account is subject;

ž	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

ž	to reflect a change in the Separate Account's operation.

If we modify the Policy, we will make appropriate endorsements to the Policy.  If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, we reserve the right to amend the provision to conform to these laws.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs.  However, these other policies also have different charges that would affect your Subaccount performance and Policy Account Value.  To obtain more information about these other policies, contact our Service Center or your agent.

Premiums

Minimum Initial Premium.  No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insured described in the Application must not have changed.

Premium Flexibility.  When you apply for a Policy, you will elect to pay Premiums on a quarterly, semiannual, or annual basis (planned periodic premiums).  We will then send you a premium reminder notice as each payment becomes "due." However, you do not have to pay Premiums according to any schedule.  You have flexibility to determine the frequency and the amount of the Premiums you pay, and you can change the planned periodic premium schedule at any time.  If you are submitting a Premium payment pursuant to a premium reminder notice, the address for payment will be enclosed with the notice.

You may also send your Premium payments to our Service Center, or send additional Premium payments by wire transfer.  If you submit a Premium payment to your agent, we will not begin processing the Premium until we receive it from your agent's broker-dealer.  If you have an outstanding Policy loan, we will credit all payments you send to us as loan repayments unless you provide Written Notice for the payments to be applied as Premium payments.  (For New York residents, we will credit all payments you send to us as Premium payments unless you provide Written Notice for the payments to be applied as loan repayments.)  You may also choose to have Premium payments automatically deducted monthly from your bank account or other source under the automatic payment plan.  Payment of the planned periodic premiums does not guarantee that the Policy will remain in force.  See "Policy Lapse and Reinstatement."

You may not pay any Premiums after the Policy's Final Policy Date.  You may not pay Premiums less than $20, and we reserve the right to increase this minimum to an amount not exceeding $500 upon 90 days Written Notice to you.  We have the right to limit or refund any Premium or portion of a Premium if:

1.	The Premium would disqualify the Policy as a life insurance contract under the Code;

2.	The amount you pay is less than the minimum dollar amount allowed (currently $20); or

3.	The Premium would increase the net amount at risk (unless you provide us with satisfactory Evidence of Insurability).

You can stop paying Premiums at any time and your Policy will continue in force until the earlier of the Final Policy Date, or the date when either: (1) the Insured dies; (2) the Grace Period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) we receive your Written Notice requesting a Surrender of the Policy.

Minimum Guarantee Premium.  The Minimum Guarantee Premium is the monthly premium amount necessary to guarantee insurance coverage during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005).  Your Policy's specifications page will show a Minimum Guarantee Premium amount for your Policy, which is based on the Insured's Issue Age, sex, Premium Class, Face Amount, and Riders.  The Minimum Guarantee Premium will increase if you increase the Face Amount or add supplemental benefits to your Policy.  The Minimum Guarantee Premium will decrease for any supplemental benefit you decrease or discontinue.  The Minimum Guarantee Premium will not decrease if you decrease the Face Amount.  See "Death Benefit – Changing the Face Amount."

Premium Limitations.  The Code provides for exclusion of the death benefit from a beneficiary's gross income if total premium payments do not exceed certain stated limits.  In no event can the total of all premiums paid under a policy exceed these limits.  We have established procedures to monitor whether aggregate Premiums paid under a Policy exceed those limits.  If a Premium is paid which would result in total Premiums exceeding these limits, we will accept only that portion of the Premium that would make total Premiums equal the maximum amount that may be paid under the Policy.  We will notify you of available options with regard to the excess Premium.  If a satisfactory arrangement is not made, we will refund this excess to you.  If total Premiums do exceed the maximum premium limitations established by the Code, however, the excess of a Policy's death benefit over the Policy's cash surrender value (i.e., the Policy Account Value less any surrender charges or additional surrender charges) should still be excludable from gross income.

The maximum premium limitations set forth in the Code depend in part upon the amount of the death benefit at any time.  As a result, any Policy changes that affect the amount of the death benefit may affect whether cumulative Premiums paid under the Policy exceed the maximum premium limitations.

Refund of Excess Premium of Modified Endowment Contracts "MEC".  At the time a Premium is credited which would cause the Policy to become a MEC, we will notify you that the Policy will become a MEC unless you request a refund of the excess Premium within 30 days after receiving the notice.  If you request a refund, we will deduct the Policy Account Value attributable to the excess Premium (including any interest or earnings on the excess Premium) from the Subaccounts and/or the Guaranteed Account in the same proportion as the Premium was initially allocated to the Subaccounts and/or the Guaranteed  Account.  The excess Premium paid (including any interest or earnings on the excess Premium) will be returned to you.  For more information on MECs, see "Federal Tax Considerations."

Tax-Free Exchanges (1035 Exchanges).  We may accept as part of your initial Premium, money from another life insurance contract that qualified for a tax-free exchange under Section 1035 of the Code, contingent upon receipt of the cash from that contract.  If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct us in the Application to allocate your Net Premium to one or more Subaccounts of the Separate Account and/or to the Guaranteed Account according to the following rules:

•	Allocation percentages must be in whole numbers and the sum of the percentages must equal 100%.

•	We will allocate the Net Premium as of the Valuation Day we receive it at our Service Center according to your current premium allocation instructions, unless otherwise specified.

•
You may change the allocation instructions for additional Net Premiums without charge by providing us with Written Notice.  Any change in allocation instructions will be effective on the Valuation Day we record the change.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of these Subaccounts and will be reduced by Policy charges.  You bear the entire investment risk for amounts you allocate to the Subaccounts.  You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

Delay in Allocation

Certain states require us to refund all payments (less any partial withdrawals and Indebtedness) in the event you cancel the Policy during the Free Look Period.  See "The Policy – Canceling a Policy (Free Look Right)."  In those states, we will allocate to the Money Market Subaccount any Premiums you request be allocated to Subaccount(s) which are received at our Service Center within 15 days from the later of: (1) the Policy Issue Date; or (2) the date we receive the Minimum Initial Premium.  After this 15-day period ends, the value in the Money Market Subaccount is allocated among the Subaccounts as indicated in the Application.  We invest all Net Premiums paid thereafter based on the allocation percentages then in effect.

Policy Account Values

Policy Account Value

The Policy Account Value serves as the starting point for calculating values under a Policy.

Policy Account Value:
•  equals the sum of all values in the Guaranteed Account, the Loan Account, and in each Subaccount;
•  is determined first on the Policy Date and then on each Valuation Day; and
•  has no guaranteed minimum amount and may be more or less than Premiums paid.

Policy Account Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial withdrawals, and loans).  We do not guarantee a minimum Policy Account Value.

Net Cash Surrender Value

The Net Cash Surrender Value is the amount we pay to you when you Surrender your Policy.  We determine the Net Cash Surrender Value at the end of the Valuation Period when we receive your written Surrender request at our Service Center.

Net Cash Surrender Value at the end of any Valuation Day equals:	• the Policy Account Value as of such date; minus • any surrender charge or additional surrender charge as of such date; minus • any outstanding Indebtedness.

Subaccount Value
At the end of any Valuation Period, the Subaccount value is equal to the number of units in the Subaccount multiplied by the unit value of that Subaccount.

The number of units in any Subaccount at the end of any Valuation Day equals:
•  the initial units purchased at the unit value on the Policy Issue Date; plus
•  units purchased with additional Net Premiums; plus
•  units purchased via transfers from another Subaccount, the Guaranteed Account, or the Loan Account; minus
•  units redeemed to pay for Monthly Deductions; minus
•  units redeemed to pay for partial withdrawals; minus
•  units redeemed as part of a transfer to another Subaccount, the Guaranteed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into units.  We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the Valuation Period in which the transaction request is received.

Unit Value

We determine a unit value for each Subaccount to reflect how investment performance affects the Policy Account Value.  Unit values will vary among Subaccounts.  The unit value may increase or decrease from one Valuation Period to the next.

The unit value of any Subaccount at the end of any Valuation Day equals:	• the unit value of the Subaccount on the immediately preceding Valuation Day; multiplied by • the net investment factor for that Subaccount on that Valuation Day.

The net investment factor:
•  measures the investment performance of a Subaccount from one Valuation Period to the next;
•  increases to reflect investment income and capital gains (realized and unrealized) for the shares of the underlying Portfolio; and
•  decreases to reflect any capital losses (realized and unrealized) for the shares of the underlying Portfolio, as well as the insurance charge.

Guaranteed Account Value

On the Policy Issue Date, the Guaranteed Account value is equal to the Net Premiums allocated to the Guaranteed Account, less the portion of the first Monthly Deduction taken from the Guaranteed Account.

The Guaranteed Account value at the end of any Valuation Day is equal to:
•  the Net Premium(s) allocated to the Guaranteed Account; plus
•  any amounts transferred to the Guaranteed Account (including amounts transferred from the Loan Account); plus
•  interest credited to the Guaranteed Account; minus
•  amounts deducted to pay for Monthly Deductions; minus
•  amounts withdrawn from the Guaranteed Account; minus
•  amounts transferred from the Guaranteed Account to a Subaccount or to the Loan Account.

Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows:

▶	for amounts in the Guaranteed Account for the entire Policy month ¦ interest will be credited from the beginning to the end of the Policy month;

▶	for amounts allocated to the Guaranteed Account during the prior Policy month ¦ interest will be credited from the date the Net Premium or loan repayment is allocated to the end of the Policy month;

▶	for amounts transferred to the Guaranteed Account during the prior Policy month ¦ interest will be credited from the date of the transfer to the end of the Policy month;

▶
for amounts deducted or withdrawn from the Guaranteed Account during the prior Policy month ¦ interest will be credited from the beginning of the prior Policy month to the date of deduction or withdrawal.

Death Benefit

Insurance Proceeds

As long as the Policy is in force, we will pay the Insurance Proceeds to the Beneficiary once we receive satisfactory proof of the Insured's death.  We may require you to return the Policy.  We will pay the Insurance Proceeds in a lump sum or under a settlement option.  If the Beneficiary dies before the Insured, we will pay the Insurance Proceeds in a lump sum to the Insured's estate.  See "Death Benefit – Settlement Options."

Insurance Proceeds equal:	¢ the death benefit (described below); plus ¢ any additional insurance provided by Rider; minus ¢ any unpaid Monthly Deduction; minus ¢ any outstanding Indebtedness.

If all or part of the Insurance Proceeds are paid in one sum, we will pay interest on this sum at the annual rate of 3% or any higher rate as required by applicable state law from the date of the Insured's death to the date we make payment.

An increase in the Face Amount will increase the death benefit, and a decrease in the Face Amount will decrease the death benefit.

We may further adjust the amount of the Insurance Proceeds under certain circumstances.

Death Benefit Options

In the Application, you may choose between two death benefit options: Option A and Option B.  We calculate the amount available under each death benefit option as of the date of the Insured's death.

Under either option, the length of the death benefit coverage depends upon the Policy's Net Cash Surrender Value.  See "Policy Lapse and Reinstatement."

The death benefit under Option A is the greater of:
¢  the Face Amount; or
¢  the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the table below.

The death benefit under Option B is the greater of:
¢  the Face Amount plus the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death); or
¢  the Policy Account Value (determined as of the date of the Insured's death if this day is a Valuation Day; otherwise on the Valuation Day next following the date of the Insured's death) multiplied by the applicable percentage listed in the table below.

Attained Age	Percentage	Attained Age	Percentage
40 and under	250%	60	130%
45	215%	65	120%
50	185%	70	115%
55	150%	75 through 90	105%
		95 through 99	100%

For Attained Ages not shown, the percentages decrease pro rata for each full year.

Which Death Benefit Option to Choose.  If you prefer to have Premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option B.  If you are satisfied with the amount of the Insured's existing insurance coverage and prefer to have Premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, you should choose Option A.

The amount of the death benefit may vary with the Policy Account Value.

▶	Under Option A, the death benefit will vary with the Policy Account Value whenever the Policy Account Value multiplied by the applicable percentage is greater than the Face Amount.

▶	Under Option B, the death benefit will always vary with the Policy Account Value.

Changing Death Benefit Options

After the first Policy Year or 12 months after a Face Amount increase, you may change death benefit options without Evidence of Insurability and with no additional charge while the Policy is in force.  Changing the death benefit option may result in a change in Face Amount.  Changing the death benefit option also may have tax consequences and may affect the net amount at risk over time (which would affect the monthly cost of insurance charge).  However, we will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.  You should consult a tax adviser before changing death benefit options.

Changing The Face Amount

You select the Face Amount when you apply for the Policy.  After the first Policy Year, you may change the Face Amount subject to the conditions described below.  We may require you to return your Policy to make a change.  We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.  However, changing the Face Amount may have tax consequences and you should consult a tax adviser before doing so.

Increasing the Face Amount

•	You may increase the Face Amount by submitting a written Application and providing Evidence of Insurability satisfactory to us at our Service Center.

•
On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the charge for the increase.  If not, the increase will not occur until you pay sufficient additional Premium to increase the Net Cash Surrender Value.  An increase will be effective on the Policy Processing Day on or next following the date we approve your Application, provided we have received any Premium necessary to make the change.

•	We apply a Face Amount increase charge. Further, each increase in Face Amount will begin a 15-year period during which additional surrender charges will apply if you Surrender the Policy.

•	The minimum increase is $25,000. You may not increase the Face Amount after the Insured's Attained Age 75 or if the Face Amount was increased during the prior 12-month period.

•	Increasing the Face Amount during the first 5 Policy Years (during the first 8 Policy Years for policies issued on or before July 31, 2005) will increase your Minimum Guarantee Premium.

•
The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.  A different cost of insurance charge may apply to the increase in Face Amount, based on the Insured's circumstances at the time of the increase.

Decreasing the Face Amount

•
You must submit a Written Request to decrease the Face Amount, but you may not decrease the Face Amount below the minimum Initial Face Amount.  The decrease must be for at least $25,000.  A decrease is not allowed for 12 months following an increase in Face Amount.

•	Any decrease will be effective on the Policy Processing Day on or next following the date we approve your request.

•	Decreasing the Face Amount may result in a surrender charge and/or additional surrender charge, which will reduce Policy Account Value.

•
A decrease in Face Amount generally will decrease the net amount at risk, which will decrease the cost of insurance charges.  For purposes of determining the cost of insurance charge and any surrender charge, any decrease will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount.

•	We will not allow a decrease in Face Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

Settlement Options

There are several ways of receiving proceeds under the death benefit and Surrender provisions of the Policy, other than in a lump sum.  None of these options vary with the investment performance of the Separate Account.  More detailed information concerning these settlement options is available on request from our Service Center.

Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy's death benefit when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months.  In certain states only, accelerated payments also may be provided if the Insured has been confined to a nursing care facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

There is no additional charge for this Rider.  However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.  The federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain.  You should consult a tax adviser before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

Long-Term Care Benefits

We offer three Long-Term Care Benefit Riders under the Policy: the Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider"), the Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider"), and the Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider").  If you elect to add the LTC Acceleration Rider to your Policy, you must also add the LTC Waiver Rider, while you may also add the LTC Extended Rider.  You cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.

Under these Riders, you may receive periodic payments of a portion of your death benefit if the Insured becomes "chronically ill" so that the Insured:

(1)	is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or

(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

The Long-Term Care Benefit Riders also provide for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date, as well as a residual death benefit.

An optional Long-Term Care Benefit Rider may also be elected which provides for periodic reimbursements of expenses incurred for "qualified long-term care services" following the full payment of the acceleration death benefit.

Each of the Long-Term Care Benefit Riders imposes a monthly charge on either the net amount at risk under the Policy or the coverage amount of the Rider.  Depending on the Rider, the charge may be at a rate that varies based on the Attained Age and sex of the Insured and increases annually as the Insured ages, or may be level for the duration of the Rider and based on the Attained Age of the Insured when the Rider is issued.  If you increase the Rider coverage amount, a new charge based on the Attained Age of the Insured at that time may apply to the increase.  We may increase the rates for these charges on a class basis.  Once we begin to pay benefits, we waive the charge under certain of the Riders until the Insured no longer qualifies for Rider benefits and is not chronically ill.

There may be federal income tax consequences associated with the Long-Term Care Benefit Riders.  We believe that benefits payable under the LTC Acceleration Rider and the LTC Extended Rider should be excludable from gross income under the Code.  The exclusion of the LTC Acceleration Rider and the LTC Extended Rider benefit payments from taxable income, however, is contingent on each Rider meeting specific requirements under the Code.  While guidance is limited, we believe that the LTC Acceleration and the LTC Extended Riders should each satisfy these requirements.

You will be deemed to have received a distribution for tax purposes each time a deduction is made from your Policy Account Value to pay charges for the LTC Acceleration Rider or the LTC Extended Rider.  The distribution generally will be taxed in the same manner as any other distribution under the Policy.  In addition, the implications to your Policy's continued qualification as a life insurance contract for federal tax purposes due to any reductions in death benefits under your Policy resulting from a benefit payment under the LTC Acceleration Rider are unclear.  You should consult a tax adviser before adding the Long-Term Care Benefit Riders to your Policy.

Surrenders and Partial Withdrawals

Surrenders

You may request to Surrender your Policy for its Net Cash Surrender Value as calculated at the end of the Valuation Day when we receive your request, subject to the following conditions:

•	You must complete and sign our Surrender form and send it to us at our Service Center. You may obtain the Surrender form by calling us at (800) 688-5177.

•	The Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Final Policy Date. We may require that you return the Policy.

•
If you Surrender your Policy during the first 15 Policy Years (or during the first 15 years after an increase in the Face Amount), you will incur a surrender charge.  See "Charges and Deductions – Surrender Charges and Additional Surrender Charges."

•	Once you Surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

•
We generally will pay the Net Cash Surrender Value to you in a lump sum within 7 days after we receive your completed, signed Surrender form unless you request other arrangements.  We may postpone payment of Surrenders under certain conditions.

•	A Surrender may have tax consequences. See "Federal Tax Considerations – Tax Treatment of Policy Benefits."

Partial Withdrawals

After the first Policy Year, you may make a Written Request to withdraw part of the Net Cash Surrender Value subject to certain conditions.  We will process each partial withdrawal at the unit values next determined after we receive your request.  We generally will pay a partial withdrawal request within 7 days after the Valuation Day when we receive the request.  We may postpone payment of partial withdrawals under certain conditions.

Rules for Partial Withdrawals

ž	You must request at least $1,500.

ž	For each partial withdrawal, we deduct a $25 fee from the remaining Policy Account Value. See "Charges and Deductions – Partial Withdrawal Charge."

ž	The Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Final Policy Date.

ž
You can specify the Subaccount(s) from which to make the partial withdrawal but may not specify that the partial withdrawal be deducted from the Guaranteed Account.  If you do not make a specification, we will deduct the amount (including any fee) from the Subaccounts and the Guaranteed Account on a pro rata basis (that is, based on the proportion that each Subaccount value and the Guaranteed Account value bears to the unloaned Policy Account Value).

ž	You may not make a partial withdrawal if, or to the extent that, the partial withdrawal would reduce the Face Amount below the minimum Face Amount.

Effect of Partial Withdrawals

ž	A partial withdrawal can affect the Face Amount, death benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions – Monthly Deduction")).

ž
If death benefit Option A is in effect, we will reduce the Face Amount by the amount of the partial withdrawal (including the partial withdrawal charge).  Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the next most recent increases in succession, and lastly, the Initial Face Amount.

ž
If you purchased an Additional Insurance Benefit Rider, partial withdrawals first decrease the Policy's Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then the Rider coverage amount.

ž	If a partial withdrawal would cause the Policy to fail to qualify as life insurance under the Code, we will not allow the partial withdrawal.

ž	A partial withdrawal may have tax consequences. See "Federal Tax Considerations – Tax Treatment of Policy Benefits."

Transfers

You may make transfers between and among the Subaccounts and the Guaranteed Account.  We determine the amount you have available for transfers at the end of the Valuation Period when we receive your request.  The following features apply to transfers under the Policy:

♦	You must transfer at least $1,000, or the total value in the Subaccount or Guaranteed Account, if less.

♦
We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year.   Some transfers do not count as transfers for the purpose of assessing the transfer charge (see below).

♦	We may restrict the quantity and/or the mode of communication of transfer requests to prohibit disruptive trading that is deemed potentially harmful to Policy Owners (see "Disruptive Trading" below).

♦	We consider each telephone, fax, e-mail, or Written Request to be a single transfer, regardless of the number of Subaccounts (or Guaranteed Account) involved.

♦
We process transfers based on unit values determined at the end of the Valuation Day when we receive your transfer request.  The corresponding Portfolio of any Subaccount determines its net asset value per each share once daily, as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m., Eastern Time), which coincides with the end of each Valuation Period.  Therefore, we will process any transfer request we receive after the close of the regular business session of the New York Stock Exchange using the net asset value for each share of the applicable Portfolio determined as of the close of the next regular business session of the New York Stock Exchange.

Disruptive Trading

Neither the Policies nor the Portfolio are designed to support active trading strategies that require frequent movement between or among sub-accounts (sometimes referred to as "market-timing," "short-term trading," or "disruptive trading").  We discourage (and will take action to deter) disruptive trading in the Policies because the frequent movement between or among Subaccounts may negatively impact other Policy Owners.  Short-term trading can result in:

•	the dilution of the value of Policy Owners' interests in the Portfolio;

•
Portfolio managers taking actions that negatively impact performance (keeping a larger portion of the Portfolio's assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

•	increased administrative costs due to frequent purchases and redemptions.

To protect Policy Owners from the negative impact of these practices, we have implemented, or we reserve the right to implement,

several processes and/or restrictions aimed at eliminating the negative impact of disruptive trading strategies.  We cannot guarantee that our attempts to deter active trading strategies will be successful.  If active trading strategies are not successfully deterred by our actions, the performance of the Subaccounts that are actively traded will be adversely impacted. Policy Owners remaining in the affected Subaccount will bear any resulting increased costs.

Redemption Fees.

Some Portfolios assess a short-term trading fee in connection with transfers from a Subaccount that occur within 60 days after the date of the allocation to that Subaccount.  The fee is assessed against the amount transferred and is paid to the Portfolio.  Redemption fees compensate the Portfolio for any negative impact on fund performance resulting from short-term trading.  For more information on
Short-Term Trading Fees, please see the "Short-Term Trading Fees" provision.

U.S. Mail Restrictions.  We monitor transfer activity in order to identify those who may be engaged in disruptive trading practices.  Transaction reports are produced and examined.  Generally, a Policy may appear on these reports if the Policy Owner (or a third party acting on their behalf) engages in a certain number of transfers in a given period.  We consider each telephone, fax, e-mail, or Written Request to be a single transfer, regardless of the number of Subaccounts (or the Guaranteed Account) involved.

As a result of this monitoring process, we may restrict the method of communication by which transfer orders will be accepted.  In general, we will adhere to the following guidelines:

Trading Behavior	Our Response
6 or more transfers in one calendar quarter
We will mail a letter to the Policy Owner notifying them that:
(1)  they have been identified as engaging in harmful trading practices; and
(2)  if their transfers exceed 11 in 2 consecutive calendar quarters or 20 in one calendar year, the Policy Owner will be limited to submitting transfer requests via U.S. mail.

More than 11 transfers in 2 consecutive calendar quarters OR More than 20 transfers in one calendar year	We will automatically limit the Policy Owner to submitting transfer requests via U.S. mail.

Each January 1st, we will start the monitoring anew, so that each Policy starts with 0 transfers each January 1.  See, however, the "Other Restrictions" provision below.

Managers of Multiple Policies.  Some investment advisers/representatives manage the assets of multiple NLICA policies and/or contracts pursuant to trading authority granted or conveyed by multiple Policy Owners.  We will generally require these multi-contract advisers to submit all transfer requests via U.S. mail.

Other Restrictions. We reserve the right to refuse or limit transfer requests, or take any other action deemed necessary, in order to protect Policy Owners, Payees, and Beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Policy Owners (or third parties acting on their behalf).  In particular, trading strategies that are designed to avoid or take advantage of our monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by us to constitute harmful trading practices, may be restricted. In the event a restriction we impose results in a transfer request being rejected, we will notify you that your transfer request has been rejected.  If a short-term trading fee is assessed on your transfer, we will provide you a confirmation of the amount of the fee assessed. Any restrictions that we implement will be applied consistently and uniformly.  Some transfers do not count as transfers for purposes of monitoring for disruptive trading (see below).

Portfolio Restrictions and Prohibitions.  Pursuant to regulations adopted by the SEC, we are required to enter into written agreements with the Portfolios which allow them to:

(1)	request the taxpayer identification number, international taxpayer identification number, or other government issued identifier of any of our policy owners;
(2)	request the amounts and dates of any purchase, redemption, transfer or exchange request (“transaction information”); and
(3)	instruct us to restrict or prohibit further purchases or exchanges by policy owners that violate policies established by the Portfolio (whose policies may be more restrictive than our policies).

We are required to provide such transaction information to the Portfolios upon their request.  In addition, we are required to restrict or prohibit further purchases or exchange requests upon instruction from the Portfolios.  We and any affected policy owner may not have advance notice of such instructions from a Portfolio to restrict or prohibit further purchases or exchange requests.  If a Portfolio refuses to accept a purchase or exchange request submitted by us, we will keep any affected policy owner in their current Portfolio allocation.

Transfers from the Guaranteed Account

You may make one transfer out of the Guaranteed Account within 30 days prior to or following each Policy Anniversary.  The amount transferred may not exceed 25% of the Guaranteed Account value.  However, if the Guaranteed Account value is less than $1,000, the entire Guaranteed Account value may be transferred.  If we receive your request for this transfer within 30 days prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary.  If this request is received within 30 days after the Policy Anniversary, the transfer will be made as of the date we receive the request at our Service Center.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the Application or by completing an election form.  Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations.  The strategy spreads the allocation of your Premium into the Subaccounts or Guaranteed Account over a period of time by systematically and automatically transferring, on a monthly basis, specified dollar amounts from any selected Subaccount to any other Subaccount(s) or the Guaranteed

Account.  This allows you to potentially reduce the risk of investing most of your Premium into the Subaccounts at a time when prices are high.  We do not assure the success of this strategy, and success depends on market trends.  We cannot guarantee that dollar cost averaging will result in a profit or protect against loss.  You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.  There is no additional charge for dollar cost averaging.  We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' Written Notice to you.  Dollar cost averaging transfers do not count as transfers for purposes of assessing the transfer fee and do not count as transfers for purposes of monitoring for disruptive trading.

Automatic Asset Rebalancing

We also offer an automatic asset rebalancing program under which we will automatically transfer amounts quarterly or annually to maintain a particular percentage allocation among the Subaccounts.  Policy Account Value allocated to each Subaccount will grow or decline in value at different rates.  The automatic asset rebalancing program automatically reallocates the Policy Account Value in the Subaccounts at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule.  The automatic asset rebalancing program will transfer Policy Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much).  Over time, this method of investing may help you buy low and sell high.  The automatic asset rebalancing program does not guarantee gains, nor does it assure that you will not have losses.  Policy Account Value in the Guaranteed Account is not available for this program.  There is no additional charge for the automatic asset rebalancing program.  We may modify, suspend, or discontinue the automatic asset rebalancing program at any time.  Automatic asset rebalancing transfers do not count as transfers for purposes of assessing the transfer fee.  However, automatic asset rebalancing transfers do count as transfers for purposes of monitoring for disruptive trading.

Additional Transfer Rights

Special Transfer Right

At any one time during the first 2 years following the Policy Issue Date, you may request a transfer of the entire amount in the Separate Account to the Guaranteed Account, and the allocation of all future Net Premiums to the Guaranteed Account.  This serves as an exchange of the Policy for the equivalent of a flexible premium fixed benefit life insurance policy.  We will not assess any transfer or other charges in connection with the special transfer right, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.

Conversion Privilege for Increase in Face Amount

At any one time during the first 2 years following an increase in the Policy's Face Amount, you may exchange the amount of the increase for a fixed benefit permanent life insurance policy without Evidence of Insurability.  Such an exchange may have tax consequences.  Premiums under this new policy will be based on our rates in effect for the same sex, Attained Age, and Premium Class of the Insured on the effective date of the increase in the Face Amount.  The new policy will have the same Face Amount and Policy Issue Date as the amount and effective date of the increase.  We will refund the expense charge for the increase and the Monthly Deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion.  We will not assess any transfer charges in connection with this conversion privilege, and this transfer will not count as a transfer for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.

Change in Subaccount Investment Policy

If the investment policy of a Subaccount is materially changed, you may transfer the portion of the Policy Account Value in that Subaccount to another Subaccount or to the Guaranteed Account.  We will not assess a transfer charge in connection with the transfer and the transfer will not count as a transfer for purposes of assessing a transfer fee.  However, the transfer will count as a transfer for purposes of monitoring for disruptive trading.

Loans

While the Policy is in force, you may submit a request to borrow money from us using the Policy as the only collateral for the loan.  You may increase your risk of Lapse if you take a loan.  A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan conditions:

•	The minimum loan you may take is $500.

•	The maximum loan you may take is the Net Cash Surrender Value on the date of the loan.

•
To secure the loan, we transfer an amount as collateral to the Loan Account.  This amount is equal to the amount of the loan (adjusted by the guaranteed earned interest rate and the charged interest rate to the next Policy Anniversary).  You may request that we transfer this amount from specific Subaccounts, but may not request that we transfer this amount from the Guaranteed Account.  However, if you do not specify any specific Subaccounts, we will transfer the loan from the Subaccounts and the Guaranteed Account on a pro rata basis based on the proportion that the values in the Subaccounts and Guaranteed Account bear to the unloaned Policy Account Value.  Transfers to and from the Loan Account do not count as transfers for purposes of assessing a transfer fee or for purposes of monitoring for disruptive trading.

•	We charge you 6% interest per year (charged interest rate) on your loan.

•
Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 4.0% (earned interest rate).  We may credit the Loan Account with an interest rate different than the rate credited to Net Premiums allocated to the Guaranteed Account.  We currently credit 4% to amounts in the Loan Account.

•
You may repay all or part of your Indebtedness at any time while the Insured is alive and the Policy is in force.  Upon each loan repayment, we will allocate an amount equal to the loan repayment (but not more than the amount of the outstanding loan) from the Loan Account back to the Subaccounts and/or Guaranteed Account according to the pro rata basis upon which we originally transferred the loan collateral from the Subaccounts and/or Guaranteed Account as described above.  We will allocate any repayment in excess of the amount of the outstanding loan to the Subaccounts and/or the Guaranteed Account based on the amount of interest due on the portion of the outstanding loan allocated to each such account.

•
While your loan is outstanding, we will credit all payments you send to us as loan repayments unless you provide Written Notice for the payments to be applied as Premium payments.  (For New York residents, we will credit all payments you send to us as Premium payments unless you provide Written Notice for the payments to be applied as loan repayments.)

•
A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit.  Loan amounts are not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account.  We deduct any Indebtedness from the Policy Account Value upon Surrender, and from the Insurance Proceeds payable on the Insured's death.

•
If your Indebtedness causes the Net Cash Surrender Value on a Policy Processing Day to be less than the Monthly Deduction due, your Policy will enter a Grace Period.  See "Policy Lapse and Reinstatement."

•	We normally pay the amount of the loan within 7 days after we receive a loan request. We may postpone payment of loans under certain conditions.

There are risks involved in taking a loan, including the potential for a Policy to Lapse if projected earnings, taking into account outstanding loans, are not achieved.  If the Policy is a MEC, then a loan will be treated as a partial withdrawal for federal income tax purposes.  A loan may also have possible adverse tax consequences that could occur if a Policy Lapses with loans outstanding.  See "Policy Lapse and Reinstatement."  In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied.  The Owner of such a Policy should seek competent advice before requesting a Policy loan.

Telephone, Fax, and E-Mail Requests

In addition to Written Requests, we may accept telephone, fax, and e-mail instructions from you or an authorized third party regarding transfers, dollar cost averaging, automatic asset rebalancing, loans (excluding 403(b) plans), exercise of the special transfer right, and partial withdrawals (fax and e-mail only), subject to the following conditions:

ž
You must complete and sign our telephone, fax, or e-mail request form and send it to us.  You also may authorize us in the Application or by Written Notice to act upon instructions given by telephone, fax, or e-mail.

ž	You may designate in the request form a third party to act on your behalf in making telephone, fax, and e-mail requests (subject to our disruptive trading policies).

ž	We will employ reasonable procedures to confirm that instructions are genuine.

ž
If we follow these procedures, we are not liable for any loss, damage, cost, or expense from complying with instructions we reasonably believe to be authentic.  You bear the risk of any such loss.  If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

ž
These procedures may include requiring forms of personal identification prior to acting upon instructions, providing written confirmation of transactions to you, and/or tape recording telephone instructions received from you.

ž	We reserve the right to suspend telephone, fax, and/or e-mail instructions at any time for any class of Policies for any reason.

If you are provided a personal identification number ("PIN") in order to execute electronic transactions, you should protect your PIN, because self-service options will be available to your agent of record and to anyone who provides your PIN.  We will not be able to verify that the person providing instructions by telephone, fax, or e-mail is you or is authorized by you.

Telephone, fax, and e-mail may not always be available.  Any telephone, fax, or computer system, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons.  These outages or slowdowns may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to the Service Center.

Policy Lapse and Reinstatement

Lapse

Your Policy may enter a 61-day Grace Period and possibly Lapse (terminate without value) if the Net Cash Surrender Value is not enough to pay the Monthly Deduction and other charges.  If you have taken a loan, then your Policy also will enter a Grace Period (and possibly Lapse) whenever your Indebtedness reduces the Net Cash Surrender Value to zero.

Your Policy will not Lapse:

1.
During the first 5 Policy Years (during the first 8 Policy Years for Policies issued on or before July 31, 2005), if you pay Premiums (less any Indebtedness and partial withdrawals) in excess of the Minimum Guarantee Premium; or

2.	If you make a payment equal to 3 Monthly Deductions before the end of the Grace Period.

If your Policy enters a Grace Period, we will mail a notice to your last known address.  The 61-day Grace Period begins on the date of the notice.  The notice will indicate that the payment amount of 3 Monthly Deductions is required and will also indicate the final date by which we must receive the payment to keep the Policy from lapsing.  If we do not receive the specified minimum payment by the end of the Grace Period, all coverage under the Policy will terminate and you will receive no benefits.  You may reinstate a Lapsed Policy if you meet certain requirements.  If the Insured dies during the Grace Period, we will pay the Insurance Proceeds.

Reinstatement

Unless you have surrendered your Policy, you may reinstate a lapsed Policy at any time while the Insured is alive and within 3 years after the end of the Grace Period (and prior to the Final Policy Date) by submitting all of the following items to us at our Service Center:

1.	A Written Notice requesting reinstatement;

2.	Evidence of Insurability we deem satisfactory; and

3.	Payment of sufficient Premium to keep the Policy in force for at least 3 months following the date of reinstatement.

The effective date of reinstatement will be the first Policy Processing Day on or next following the date we approve your application for reinstatement.  The reinstated Policy will have the same Policy Date as it had prior to the Lapse.  Upon reinstatement, the Policy Account Value will be based upon the Premium paid to reinstate the Policy.

The Company and the Guaranteed Account

Nationwide Life Insurance Company of America

We are a stock life insurance company.  We are located at 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312.  Our Service Center is located at 300 Continental Drive, Newark, Delaware 19713.

The Guaranteed Account

The Guaranteed Account is part of our general account.  We own the assets in the general account, and we use these assets to support our insurance and annuity obligations other than those funded by our separate investment accounts.  These assets are subject to our general liabilities from business operations.  Subject to applicable law, we have sole discretion over investment of the Guaranteed Account's assets.  We bear the full investment risk for all amounts allocated or transferred to the Guaranteed Account.  We guarantee that the amounts allocated to the Guaranteed Account will be credited interest daily at a net effective annual interest rate of at least 4%.  The principal, after charges and deductions, is also guaranteed.  We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

The Guaranteed Account value will not share in the investment performance of our general account.  Because we, in our sole discretion, anticipate changing the current interest rate from time to time, different allocations you make to the Guaranteed Account will be credited with different current interest rates.  For each amount allocated or transferred to the Guaranteed Account, we apply the current interest rate to the end of the calendar year.  At the end of that calendar year, we reserve the right to declare a new current interest rate on this amount and accrued interest thereon (which may be a different rate than the rate that applies to new allocations to the Guaranteed Account on that date).  We guarantee the rate declared on this amount and accrued interest thereon at the end of each calendar year for the following calendar year.  You assume the risk that interest credited to amounts in the Guaranteed Account may not exceed the minimum 4% guaranteed rate.

We allocate amounts from the Guaranteed Account for partial withdrawals, transfers to the Subaccounts, or charges for the Monthly Deduction on a last in, first out (i.e., LIFO) basis for the purpose of crediting interest.

We have not registered the Guaranteed Account with the SEC, and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Account.

The Separate Account and the Portfolios

The Separate Account

The Separate Account is a separate investment account established under Pennsylvania law.  We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies.  We may use the Separate Account to support other variable life insurance policies we issue.  The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws.  This registration does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

We have divided the Separate Account into Subaccounts that may invest in shares of the Portfolios offered under the Policy.  The Subaccounts buy and sell Portfolio shares at net asset value.  Any dividends and distributions from a Portfolio are reinvested at net asset value in shares of that Portfolio.

Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses.  Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of our other assets.  The Separate Account assets are held separate from our other assets and are not part of our general account.  We may not use the Separate Account's assets to pay any of our liabilities other than those arising from the Policies.  If the Separate Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.  The Separate Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

We reserve the right to make structural and operational changes affecting the Separate Account.  See "Addition, Deletion, or Substitution of Investments," below.

We do not guarantee any money you place in the Subaccounts.  The value of each Subaccount will increase or decrease, depending on the investment performance of the corresponding Portfolio.  You could lose some or all of your money.

The Portfolios

The Separate Account invests in shares of certain Portfolios.  Each Portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.  This registration does not involve supervision of the management or investment practices or policies of the Portfolios or mutual funds by the SEC.

Each Portfolio's assets are held separate from the assets of the other Portfolios, and each Portfolio has investment objectives and policies that are different from those of the other Portfolios.  Thus, each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.  For more detail about each Portfolio, refer to each Portfolio's prospectus and/or "Appendix A: Portfolio Information" later in this prospectus.

In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Code.  It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

These Portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public.  However, the investment objectives and policies of certain Portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager.  Nevertheless, the investment performance of the Portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios.  There can be no assurance, and we make no representation, that the investment performance of any of the Portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

We (or an affiliate) may receive compensation from a Fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Policies.  The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Policies and other policies issued by us (or an affiliate).  These percentages differ, and some Funds, advisers, or distributors (or affiliates) may pay us more than others.  We also may receive 12b-1 fees.

Addition, Deletion, or Substitution of Investments

Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the Separate Account without your consent, including, among others, the right to:

1.	Remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;

2.	Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a Subaccount at our discretion;

3.	Substitute or close Subaccounts to allocations of Premiums or Policy Account Value, or both, and to existing investments or the investment of future Premiums, or both, at any time in our discretion;

4.	Transfer assets supporting the Policies from one Subaccount to another or from the Separate Account to another separate account;

5.	Combine the Separate Account with other separate accounts, and/or create new separate accounts;

6.	Deregister the Separate Account under the 1940 Act, or operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law; and

7.	Modify the provisions of the Policy to reflect changes to the Subaccounts and the Separate Account and to comply with applicable law.

The particular Portfolios available under the Policies may change from time to time.  Specifically, Portfolios or Portfolio share classes that are currently available may be removed or closed off to future investment.  New Portfolios or new share classes of currently available Portfolios may be added.  Policy Owners will receive notice of any such changes that affect their Policy.  Additionally, not all of the Portfolios are available in every state.

The Portfolios, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.

Substitution of Securities. We may substitute, eliminate, or combine shares of another underlying mutual fund for shares already purchased or to be purchased in the future if either of the following occurs:

(1)                 shares of a current underlying mutual fund are no longer available for investment; or

(2)                 further investment in an underlying mutual fund is inappropriate.

No substitution of shares may take place without the prior approval of the SEC. All affected policy owners will be notified in the event there is a substitution, elimination or combination of shares.

In February 2008, we filed an application with the SEC for an order permitting it to substitute assets allocated to certain underlying mutual funds into other underlying mutual funds available under the policy that have similar investment objectives and strategies.  If and when we receive SEC approval for these substitutions, affected policy owners will be notified in advance of the specific details relating to the substitutions and will be given an opportunity to make alternate investment allocations.

Deregistration of the Separate Account. We may deregister Nationwide Provident VLI Separate Account - 1 under the 1940 Act in the event the separate account meets an exemption from registration under the 1940 Act, if there are no shareholders in the separate account or for any other purpose approved by the SEC.

No deregistration may take place without the prior approval of the SEC.  All policy owners will be notified in the event we deregister Nationwide Provident VLI Separate Account-1.

Voting Portfolio Shares

Even though we are the legal owner of the Portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials.  We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner.  You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Policy Account Value you have in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive.  What this means to you is that when only a small number of policy owners vote, each vote has a greater impact on, and may control the outcome of the vote.  Should federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right.  If required by state insurance officials, or if permitted under federal regulation, under certain circumstances we may disregard certain Owner voting instructions.  If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

Charges and Deductions

We make certain charges and deductions under the Policy.  These charges and deductions compensate us for: (1) services and benefits we provide; (2) costs and expenses we incur; and (3) risks we assume.

Services and benefits we provide:	• the death benefit, cash, and loan benefits under the Policy • investment options, including Premium allocations • administration of elective options • the distribution of reports to Owners
Costs and expenses we incur:
•  costs associated with processing and underwriting Applications, and with issuing and administering the Policy (including any Riders)
•  overhead and other expenses for providing services and benefits
•  sales and marketing expenses
•  other costs of doing business, such as collecting Premiums, maintaining records, processing claims, effecting transactions, and paying federal, state, and local premium and other taxes and fees
•  redemption fees assessed by certain Portfolios

Risk we assume:
•  that the cost of insurance charges we may deduct are insufficient to meet our actual claims because Insureds die sooner than we estimate
•  that the costs of providing the services and benefits under the Policies exceed the charges we deduct

Premium Expense Charge

Prior to allocation of Net Premium, we deduct a premium expense charge from each Premium to compensate us for distribution expenses and certain taxes.  We credit the remaining amount (the Net Premium) to your Policy Account Value according to your allocation instructions.  The premium expense charge consists of:

1.
Premium Tax Charge: for state and local premium taxes based on the rate for the Insured's residence at the time the Premium is paid.  Premium taxes vary from state to state but range from 0% to 4%.  (Kentucky imposes an additional city premium tax that applies only to first year premium.  This tax varies by municipality and is no greater than 12%.)  No premium tax charge is deducted in jurisdictions that impose no premium tax.

2.
Percent of Premium Charge: during the first Policy Year, equal to 10% of each Premium payment up to a specific amount (calculated for the base Policy) and 4% of Premium payments above this amount.  After the first Policy Year, this charge equals 4% of each Premium payment.  We may increase this charge to a maximum of 10% of each Premium payment.  This charge compensates us partially for federal taxes and the cost of selling the Policy.

3.
Percent of Premium Charge – Additional Premium Charge: during the first Policy Year following an increase in Face Amount, equal to 10% of each Premium payment up to a specific amount (calculated for the increase in Face Amount) and 4% of Premium payments above this amount.  We may increase this charge to a maximum of 10% of each Premium payment.  This charge compensates us partially for federal taxes and the cost of selling the Policy incurred in connection with Face Amount increases.

The premium expense charge is a percentage of each Premium payment.  This means that the greater the amount and frequency of Premium payments you make (particularly during the first Policy Year and the first Policy Year following an increase in Face Amount), the greater the amount of the premium expense charge we will assess.

Monthly Deduction

We deduct a Monthly Deduction from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate us for administrative expenses and for the Policy's insurance coverage.  We will make deductions from each Subaccount and the Guaranteed Account in accordance with the allocation percentage for Monthly Deductions you chose at the time of application, or as later changed by Written Notice.  If we cannot make a Monthly Deduction on this basis, we will make deductions on a pro rata basis (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Account bears to the unloaned Policy Account Value on the Policy Processing Day).  Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month to month, the Monthly Deduction will also vary.

If the Policy Date is set prior to the Policy Issue Date, a Monthly Deduction will accrue on the Policy Date and on each Policy Processing Day until the Policy Issue Date.  On the Policy Issue Date, these accrued Monthly Deductions will be deducted from the Policy Account Value.  The maximum amount deducted on the Policy Issue Date will equal the sum of 6 Monthly Deductions.  We will then deduct a Monthly Deduction from the Policy Account Value on each Policy Processing Day thereafter as described above.

The Monthly Deduction has 4 components:

ž	the cost of insurance charge;

ž	the monthly administrative charge;

ž	the initial administrative charge (for the first 12 Policy Processing Days); and

ž	charges for any Riders (as specified in the applicable Rider(s)).

Cost of Insurance.  We assess a monthly cost of insurance charge to compensate us for underwriting the death benefit.  The charge depends on a number of variables (Attained Age, sex, Premium Class, Policy Year, and net amount at risk (described below)) that would cause it to vary from Policy to Policy and from Policy Processing Day to Policy Processing Day.  Your Policy's specifications page indicates the guaranteed cost of insurance charge applicable to your Policy.  We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Cost of insurance charge:	The cost of insurance charge is equal to: ž the monthly cost of insurance rate; multiplied by ž the net amount at risk for your Policy on the Policy Processing Day.
The net amount at risk is equal to: ž the death benefit on the Policy Processing Day; minus ž the Policy Account Value on the Policy Processing Day.

We calculate the cost of insurance charge separately for the Initial Face Amount and for any increase in Face Amount.  If we approve an increase in your Policy's Face Amount, then a different Premium Class (and a different cost of insurance rate) may apply to the increase, based on the Insured's circumstances at the time of the increase.  If, however, the death benefit is the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the death benefit in excess of the total Face Amount.

The cost of insurance charge is determined in a similar manner for any Additional Insurance Benefit Rider coverage amount and for any increase in Rider coverage amount.  Generally, the current cost of insurance rates for this Rider are lower than the current cost of insurance rates on the Policy's net amount at risk.  The guaranteed cost of insurance rates under the Rider are substantially the same as the guaranteed cost of insurance rates on the Policy's net amount at risk.

Net Amount at Risk.  We also calculate the net amount at risk separately for the Initial Face Amount and for any increase in Face Amount.  In determining the net amount at risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount.  If the Policy Account Value exceeds the Initial Face Amount, it is then considered as part of any increases in Face Amount in the order these increases took effect.  The net amount at risk is affected by investment performance, loans, payments of Premiums, Policy fees and charges, the death benefit option chosen, partial withdrawals, and decreases in Face Amount.

Cost of insurance rates.  We base the cost of insurance rates on the Insured's Attained Age, sex, Premium Class, number of full years the insurance has been in force, and the Face Amount.  The actual monthly cost of insurance rates are based on our expectations as to future mortality and expense experience.  The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy.  These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Table and the Insured's Attained Age, sex, and Premium Class.  For Policies issued in states that require "unisex" policies or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Attained Age, Premium Class, and the 1980 Commissioner's Standard Ordinary Mortality Table NB and SB.  Any change in the cost of insurance rates will apply to all persons of the same Attained Age, sex, Premium Class, and number of full years insurance has been in force.

Premium Class.  The Premium Class of the Insured will affect the cost of insurance rates.  We use an industry-standard method of underwriting in determining Premium Classes, which are based on the health of the Insured.  We currently place Insureds into one of three standard classes – preferred, nonsmoker, and smoker – or into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates.

Monthly Administrative Charge.  Each month we deduct a $7.50 monthly administrative charge to compensate us for ordinary administrative expenses such as record keeping, processing death benefit claims and Policy changes, preparing and mailing reports, and overhead costs.  This charge may be increased but will not exceed $11 per month.

Initial Administrative Charge.  On the first 12 Policy Processing Days, we deduct a $5.00 initial administrative charge for Policy issue costs.

Charges for Riders.  The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.

Insurance Charge

We deduct a daily charge from each Subaccount (but not the Guaranteed Account).  This charge compensates us for administration and distribution of the Policies and certain mortality and expense risks we assume.  The administration and distribution expenses are costs we incur in offering and administering the Policies, such as administration costs, marketing costs, and other costs associated with establishing and maintaining the Subaccounts and selling the Policy.  The mortality risk is that an Insured will live for a shorter time than we project.  The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

The insurance charge may vary by Subaccount.  We may incur administration and distribution expenses that are higher for some Subaccounts than for others.  In addition, some Funds (or their advisers) may compensate us and/or our affiliates for administrative, distribution (including 12b-1 plan fees), or other services relating to the Portfolios.  Some may pay us more than others, and the differences may be significant.  Some may not provide any compensation for these expenses.

The insurance charge is currently equal to:

▶	the assets in each Subaccount; multiplied by

▶	for Subaccounts investing in the Vanguard Variable Insurance Fund Portfolios, 0.002603%, which is the daily portion of the annual insurance charge rate of 0.95 % during all Policy Years; or

▶	for Subaccounts investing in all other Portfolios, 0.002055%, which is the daily portion of the annual insurance charge rate of 0.75% during all Policy Years.

If this charge does not cover our actual costs, we absorb the loss.  Conversely, if the charge more than covers actual costs, the excess is added to our surplus.  We may increase this charge to a maximum annual rate of 1.00% for each Subaccount.  We expect to profit from this charge and may use these profits for any lawful purpose.

Surrender Charges and Additional Surrender Charges

Surrender charges and additional surrender charges are deducted to compensate us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of Applications for insurance, processing of the Applications, establishing Policy records, and Policy issue.

We do not expect surrender charges and additional surrender charges to cover all of these costs.  To the extent that they do not, we will cover the shortfall from our general account assets, which may include profits from the insurance charge and cost of insurance charge.

Surrender Charge.  If your Policy Lapses or you fully Surrender your Policy during the first 15 Policy Years, we deduct a surrender charge from your Policy Account Value and pay the remaining amount (less any outstanding Indebtedness) to you.  The payment you receive is called the Net Cash Surrender Value.  This surrender charge does not apply to partial withdrawals.

The surrender charge consists of:

1.	Deferred Administrative Charge: the charge described in the table below less any deferred administrative charge previously paid at the time of a decrease in Face Amount.

Policy Year(s)	Charge Per $1,000 of Face Amount
1-6	$4.90
7	$4.41
8	$3.92
9	$3.43
10	$2.94
11	$2.45
12	$1.96
13	$1.47
14	$0.98
15	$0.49
16+	$-0-

2.	Deferred Sales Charge: this charge equals the lesser of a or b (less any deferred sales charge previously paid at the time of a prior decrease in Face Amount), where:

a = 35% of all Premiums paid to the date of Surrender or Lapse; or

b = the following percentage of Target Premium:

Policy Year(s)	% of Target Premium for the Initial Face Amount
1-6	70%
7	63%
8	56%
9	49%
10	42%
11	35%
12	28%
13	21%
14	14%
15	7%
16+	0%

Additional Surrender Charge.  Within 15 years after the effective date of an increase in Face Amount, we deduct an additional surrender charge if you Surrender the Policy or it Lapses.

The additional surrender charge consists of:

1.	Additional Deferred Administrative Charge: the charge described in the table below less any additional deferred administrative charge previously paid at the time of a decrease in Face Amount.

12-Month Period Beginning With the Effective Date of Each Increase	Charge Per $1,000 for Each Increase in Face Amount
1-6	$4.90
7	$4.41
8	$3.92
9	$3.43
10	$2.94
11	$2.45
12	$1.96
13	$1.47
14	$0.98
15	$0.49
16+	$-0-

2.	Additional Deferred Sales Charge: this charge equals the lesser of a or b (less any additional deferred sales charge for this increase previously paid at the time of a decrease in Face Amount), where:

a = 35% of Premiums allocated to the increase in Face Amount; or

b = the following percentage of Target Premium:

Number of Years Following the Effective Date of the Increase in Face Amount	% of Target for Each Increase Initial Face Amount
1-6	70%
7	63%
8	56%
9	49%
10	42%
11	35%
12	28%
13	21%
14	14%
15	7%
16+	0%

Decrease in Face Amount.  In the event of a decrease in Face Amount before the end of the 15th Policy Year or within 15 years after an increase in Face Amount, we deduct a charge that is a portion of the surrender charge and/or additional surrender charge.

♦
If there have been no increases in Face Amount, we determine this portion by dividing the amount of the decrease by the current Face Amount and multiplying the result by the surrender charge and/or additional surrender charge.

♦
If more than one surrender charge and/or additional surrender charge is in effect because of one or more increases in Face Amount, we apply the surrender charge and/or additional surrender charge in the following order: (1) the most recent increase, followed by (2) the next most recent increases in succession, and (3) the Initial Face Amount.

♦
Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, we will deduct a proportionate share of the surrender charge or additional surrender charge for that increase or for the Initial Face Amount.

♦
We will deduct the surrender charge and/or additional surrender charge applicable to the decrease from the Policy Account Value and the remaining surrender charge and/or additional surrender charge will be reduced by the amount deducted.

♦
We will deduct the surrender charge and/or additional surrender charge from the Subaccounts and the Guaranteed Account based on the proportion that the values in the Subaccounts and the Guaranteed Account bear to the total unloaned Policy Account Value.

The surrender charge, additional surrender charge, and Target Premium vary based on the Insured's Issue or Attained Age, sex, Premium Class, and Initial Face Amount (or increase in Face Amount).  The maximum Target Premium for any Policy is $54 per $1,000 of Face Amount.  Your Policy's specifications page indicates the surrender charges and additional surrender charges applicable to your Policy.

The surrender charge and additional surrender charge may be significant.  You should carefully calculate these charges before you request a Surrender or decrease in Face Amount.  Under some circumstances the level of surrender charges and additional surrender charges might result in no Net Cash Surrender Value available.

We will waive the surrender charge of your policy if you elect to surrender it in exchange for a plan of permanent fixed life insurance offered by us subject to the following:

•	the exchange and waiver may be subject to your providing us new evidence of insurability and our underwriting approval; and

•	you have not elected any of these Riders;

1.	Disability Waiver of Premium Rider,
2.	Disability Waiver Benefit Rider; or
3.	any Long-term Care Benefit Rider.

We may impose a new surrender charge on the policy received in the exchange.

Face Amount Increase Charge

If you increase the Face Amount, we will deduct a charge of $60 plus $0.50 per $1,000 Face Amount increase (but not greater than $750) from the Policy Account Value on the effective date of this increase.  This charge will be deducted from the Subaccounts and the Guaranteed Account based on the allocation schedule for Monthly Deductions in effect at the time of the increase.  We deduct this charge to compensate us for administrative expenses incurred in connection with the increase, including medical exams, review of the Application for the increase, underwriting decisions, Application processing, and changing Policy records and the Policy.  We may increase this charge to a maximum of $60 plus $3.00 per $1,000 Face Amount increase.  We do not guarantee a $750 limit if we increase this charge.

Partial Withdrawal Charge

After the first Policy Year, you may request a partial withdrawal from your Policy Account Value.  For each partial withdrawal, we will deduct a $25 fee from the remaining Policy Account Value.  This charge is to compensate us for administrative costs in generating the withdrawn payment and in making all calculations that may be required because of the partial withdrawal.

Transfer Charge

We currently allow you to make 12 transfers among the Subaccounts or the Guaranteed Account each Policy Year with no additional charge.

•
We deduct $25 for the 13th and each additional transfer made during a Policy Year to compensate us for the costs of processing these transfers.  We deduct the transfer charge from the amount being transferred.

•
For purposes of assessing the transfer charge, we consider each telephone, fax, e-mail, or Written Request to be one transfer, regardless of the number of Subaccounts (or Guaranteed Account) affected by the transfer.

•
Transfers due to dollar cost averaging, automatic asset rebalancing, loans, the exchange privilege, the special transfer right, change in Subaccount investment policy, or the initial reallocation of account values from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Short-Term Trading Fees

Some Portfolios may assess (or reserve the right to assess) a short-term trading fee (or "redemption fee") in connection with transfers from a Subaccount that occur within 60 days after the date of allocation to the Subaccount.

Short-Term Trading Fees are intended to compensate the Portfolio (and Policy Owners with interests allocated in the Portfolio) for the negative impact on fund performance that may result from frequent, short-term trading strategies.  Short-Term Trading Fees are not intended to affect the large majority of Policy Owners not engaged in such strategies.

Any Short-Term Trading Fee assessed by any Portfolio available in conjunction with the Policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading.  Short-Term Trading Fees will only apply to those Subaccounts corresponding to Portfolios that charge such fees (see the Portfolio prospectus).  Any Short-Term Trading Fees paid are retained by the Portfolio and are part of the Portfolio’s assets.  Policy Owners are responsible for monitoring the length of time allocations are held in any particular Subaccount.  We will not provide advance notice of the assessment of any applicable Short-Term Trading Fee.

For a complete list of the Portfolios offered under the Policy that assess (or reserve the right to assess) a Short-Term Trading Fee, please refer to the list of available Portfolios earlier in this prospectus.

If a redemption fee is assessed, the Portfolio will charge the Variable Account 1% of the amount determined to be engaged in short-term trading.  The Variable Account will then pass the Short-Term Trading Fee on to the specific Policy Owner that engaged in short-term trading by deducting an amount equal to the redemption fee from that Policy Owner’s sub-account value.  All such fees will be remitted to the Portfolio; none of the fee proceeds will be retained by the Variable Account or us.

When multiple Net Premiums (or exchanges) are made to a Subaccount that is subject to Short-Term Trading Fees, transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining Short-Term Trading Fees.  In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to the short-term trading fees.  Transactions that are not subject to short-term trading fees include:

•	scheduled and systematic transfers, such as Dollar Cost Averaging and Automatic Asset Rebalancing;

•	Policy loans or surrenders; or

•	payment of the Insurance Proceeds upon the Insured's death.

New share classes of certain currently available Portfolios may be added as investment options under the Policy.  These new share classes may require the assessment of Short-Term Trading Fees.  When these new share classes are added, new Net Premiums and exchange reallocations to the Portfolios in question may be limited to the new share class.

Loan Interest Charge

Loan interest is charged in arrears on the amount of an outstanding Policy loan.  Loan interest that is unpaid when due will be added to the amount of the loan on each Policy Anniversary and will bear interest at the same rate.  We charge an annual interest rate of 6.00% on Policy loans.  After offsetting the 4.00% interest we guarantee we will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually).

Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  For further information, consult the Portfolios' prospectuses.

Federal Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations.  This discussion is not intended as tax advice.  Please consult counsel or other qualified tax advisers for more complete information.  We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS").  Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy.  A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies.  The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied.  We anticipate that a Policy should satisfy the applicable Code requirements.  Because of the absence of pertinent interpretations of the Code requirements, there is, however, some uncertainty about the application of these requirements to the Policy, particularly if you pay the full amount of Premiums permitted under the Policy.  In addition, if you elect the Accelerated Death Benefit Rider, LTC Accelerated Rider or LTC Extended Rider, the tax qualification consequences associated with continuing the Policy after a distribution is made are unclear.  Please consult a tax adviser on these consequences.  If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with these requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets.  Where this is the case, the policy owners have been currently taxed on gains attributable to the separate account assets.  There is little guidance in this area, and some features of the policies, such as the flexibility to allocate Premiums and Policy Account Values, have not been explicitly addressed in published rulings.  While we believe that the Policy does not give you investment control over Separate Account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes.  We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.  The death benefit under a Policy should be excludible from the Beneficiary's gross income.  Federal, state, and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances.  You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in receipt of the Policy Account Value until there is a distribution.  When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a modified endowment contract ("MEC").

Modified Endowment Contracts.  Under the Code, certain life insurance policies are classified as MECs, which have less favorable income tax treatment than other life insurance policies.  Due to the Policy's flexibility as to Premiums and benefits, each Policy's individual circumstances will determine whether the Policy is classified as a MEC.  In general, a Policy will be classified as a MEC if the amount of Premiums paid into the Policy causes the Policy to fail the "7-pay test."  A Policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Face Amount.  If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy.  A material change may occur, for example, when there is an increase in the death benefit that is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years.  To prevent your Policy from becoming a MEC, it may be necessary to limit Premiums or to limit reductions in benefits.  A current or prospective Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts.  Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon Surrender and partial withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the unloaned Policy Account Value immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at that time.  They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed.  "Total investment in the Policy" means the aggregate amount of any Premiums or other considerations paid for a Policy, plus any previously taxed distributions.

•	Loans taken from such a Policy (or secured by such a Policy, e.g., by pledge or assignment) are treated as distributions and taxed accordingly.
•
A 10% additional income tax penalty is imposed on the amount includible in income except where the distribution or loan is made after you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC.  In addition, distributions from a Policy within 2 years before it becomes a MEC will be taxed in this manner.  This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies that are not Modified Endowment Contracts.  Distributions other than death benefits from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and then as taxable income after the recovery of all investment in the Policy.  However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions.

Finally, distributions from, and loans from (or secured by), a Policy that is not a MEC are not subject to the 10% additional tax.

Multiple Policies.  All MECs that we issue (and that our affiliates issue) to the same Owner during any calendar year are required to be treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Policy Loans.  In general, interest you pay on a loan from a Policy will not be deductible.  If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or Lapses, the amount of the outstanding Indebtedness will be added to the amount distributed and will be taxed accordingly.  Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

Business Uses of the Policy.  The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others.  The tax consequences of these plans may vary depending on the particular facts and circumstances of each individual arrangement.  The IRS has also recently issued new guidance on split dollar insurance plans.  In addition, Internal Revenue Code Section 409A, which sets forth new rules for taxation of nonqualified deferred compensation, was added to the Code for deferrals after December 31, 2004.  Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.  In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser. Also, see, "Special Considerations For Life Insurance Policies Owned By Corporations or Other Employers," below.

Tax Sheltered Regulations.  Prospective Owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Alternate Minimum Tax.  There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear.  You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.

Other Policy Owner Tax Matters.  The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Owner may have gift, estate, and/or generation-skipping transfer tax consequences under federal tax law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of the Policy proceeds will be treated for purposes of federal, state, and local estate, inheritance, generation-skipping, and other taxes.

Possible Tax Law Changes.  While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise.  It is even possible that any legislative change could be retroactive (effective prior to the date of the change).  You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

Special Rules for Pension and Profit-Sharing Plans.  If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ.  A competent tax adviser should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited.  The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income.  The amount of this cost should be reported to the participant annually.  If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's Beneficiary, then the excess of the death benefit over the Policy Account Value is not subject to the federal income tax.  However, the Policy Account Value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy.  Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA").  You should consult a qualified adviser regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA.  Plan loans must also satisfy tax requirements to be treated as nontaxable.  Plan loan requirements and provisions may differ from Policy loan provisions.  Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA.  Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

Special Rules for 403(b) Arrangements.  If a Policy is purchased in connection with a Section 403(b) tax-sheltered annuity program, the "Special Rules for Pension and Profit-Sharing Plans" discussed above may be applicable.  In July, 2007, the IRS and the Treasury Department released  final regulations that, prohibit the purchase of a life insurance policy in a 403(b) plan after September 23, 2007.  In addition, Premiums, distributions and other transactions with respect to the Policy must be administered, in coordination with the Section 403(b) annuity, to comply with the requirements of Section 403(b) of the Code.  A competent tax adviser should be consulted.

Foreign Tax Credits.  To the extent that any underlying eligible Portfolio makes the appropriate election, certain foreign taxes paid by the Portfolio will be treated as being paid by us, and we may deduct or claim a tax credit for such taxes.  The benefits of any such deduction or credit will not be passed through to Policy Owners.

Accelerated Death Benefit Rider.  The federal income tax consequences associated with the Accelerated Death Benefit Rider are uncertain.  You should consult a qualified tax adviser about the consequences of requesting payment under this Rider.  See "Death Benefit – Accelerated Death Benefit."

Long-Term Care Benefit Riders.  For a discussion of the tax consequences associated with the Long-Term Care Benefit Riders offered under the Policy, see "Death Benefit – Long-Term Care Benefits."

Other Supplemental Benefits and Riders.  A further discussion of the tax consequences associated with particular supplemental benefits and Riders available under the Policy can be found in the SAI.

Special Considerations For Life Insurance Policies Owned By Corporations or Other Employer

In 2006, President Bush signed the Pension Protection Act of 2006, which contains new Code Sections 101(j) and 6039I, which affect the tax treatment of life insurance policies owned by the employer of the Insured.  These provisions are generally effective for life insurance policies issued after August 17, 2006.  However, policies issued after that date pursuant to a Section 1035 exchange are excluded from the operation of these new provisions, provided that the policy received in the exchange does not have a material increase in death benefit or other material change with respect to the old policy.

New Section 101(j) provides the general rule that, with respect to an employer-owned life insurance policy, the amount of death benefit payable directly or indirectly to the employer that may be excluded from income cannot exceed the sum of premiums and other payments paid by the policyholder for the policy.  Consequently, under this general rule, the entire death benefit, less the cost to the policyholder, will be taxable.  Although Section 101(j) is not clear, if lifetime distributions from the policy are made as a nontaxable return of premium, it appears that the reduction would apply for Section 101(j) purposes and reduce the amount of premiums for this purpose.

There are 2 exceptions to this general rule of taxability, provided that statutory notice, consent, and information requirements are satisfied.  These requirements are as follows:  Prior to the issuance by the company, (a) the employee is notified in writing that the employer intends to insure the employee's life, and the maximum face amount for which the employee could be insured at the time that the policy is issued; (b) the employee provides written consent to being insured under the policy and that such coverage may continue after the Insured terminates employment; and (c) the employee is informed in writing that the employer will be a beneficiary of any proceeds payable upon the death of the employee.  If the employer fails to meet all of those requirements, then neither exception can apply.

The 2 exceptions are as follows.  First, if proper notice and consent are given and received, and if the Insured was an employee at any time during the 12-month period before the Insured’s death, then new Section 101(j) would not apply.

Second, if proper notice and consent are given and received and, at the time that the policy is issued the Insured is either a director, a “highly compensated employee” (within the meaning of Section 414(q) of the Code without regard to paragraph (1)(B)(ii) thereof), or a “highly compensated individual” (within the meaning of Section 105(h)(5), except “35%” is substituted for “25%” in paragraph (C) thereof), then the new Section 101(j) would not apply.

Code Section 6039I requires any policyholder of an employer-owned policy to file an annual return showing (a) the number of employees of the policyholder, (b) the number of such employees insured under employee-owned policies at the end of the year, (c) the total amount of insurance in force with respect to those policies at the end of the year, (d) the name, address, taxpayer identification number and type of business of the policyholder, and (e) that the policyholder has a valid consent for each Insured (or, if all consents are not obtained, the number of insured employees for whom such consent was not obtained).  Proper recordkeeping is also required by this section.

It is your responsibility to (a) provide the proper notice to each Insured, (b) obtain the proper consent from each Insured, (c) inform each Insured in writing that you will be the beneficiary of any proceeds payable upon the death of the Insured, and (d) file the annual return required by Section 6039I.  If you fail to provide the necessary notice and information, or fail to obtain the necessary consent, the death benefit will be taxable to you when received.  If you fail to file a properly completed return under Section 6039I, you could be required to pay a penalty.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another Owner or another person(s) whereby the payment of Premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Insurance Proceeds) are split between the parties.  There are different ways of allocating these rights.  For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the Premiums and will have the right to receive the Net Cash Surrender Value.  The employee may designate the Beneficiary to receive any Insurance Proceeds in excess of the Net Cash Surrender Value.  If the employee dies while such an arrangement is in effect, the employer would receive from the Insurance Proceeds the amount that he would have been entitled to receive upon Surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our Service Center.

New Guidance on Split Dollar Arrangements.  On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act").  The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Policy, or the purchase of a new Policy, in connection with a split dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split dollar arrangements.  The parties who elect to enter into a split dollar arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement, and before entering into or paying additional Premiums with respect to such arrangements.

Supplemental Benefits and Riders

The following Riders offering supplemental benefits are available under the Policy.  Most of these Riders are subject to age and underwriting requirements and most must be purchased when the Policy is issued.  We generally deduct any monthly charges for these Riders from Policy Account Value as part of the Monthly Deduction.  (See the Fee Table for more information concerning Rider expenses.)

Your agent can help you determine whether any of the Riders are suitable for you.  For example, you should consider a number of factors when deciding whether to purchase coverage under the base Policy only or in combination with the Convertible Term Life Insurance Rider or the Additional Insurance Benefit Rider.  Even though the death benefit coverage may be the same (regardless of whether you purchase coverage under the Policy only or in combination with one or more of these Riders), there may be important cost differences between the Policy and the Riders.  The most important factors that will affect your decision are (a) the amount of Premiums you pay, (b) the cost of insurance charges under the Policy and under the Riders, (c) the investment performance of the Subaccounts in which you allocate your Premiums, (d) your level of risk tolerance, and (e) the length of time you plan to hold the Policy.  You should carefully evaluate all of these factors and discuss all of your options with your agent.  For more information on electing a Rider, contact our Service Center for a free copy of the SAI, and for personalized illustrations that show different combinations of the Policy with various Riders.  These Riders may not be available in all states.  Please contact us for further details.

We currently offer the following Riders under the Policy:

ž	Long-Term Care Benefit Riders, which include:

♦	Long-Term Care Acceleration Benefit Rider;

♦	Long-Term Care Waiver Benefit Rider; and

♦	Long-Term Care Extended Insurance Benefit Rider;

ž	Accelerated Death Benefit Rider;

ž	Additional Insurance Benefit Rider;

ž	Change of Insured Rider;

ž	Children's Term Insurance Rider;

ž	Convertible Term Life Insurance Rider;

ž	Disability Waiver Benefit Rider;

ž	Disability Waiver of Premium Benefit Rider; and

ž	Final Policy Date Extension Rider.

Sale of the Policies

The Policy will be sold by individuals who are licensed as our life insurance agents and appointed by us and who are also registered representatives of 1717, or registered representatives of a broker-dealer having a selling agreement with 1717, or registered representatives of a broker-dealer having a selling agreement with these broker-dealers.  1717 is located at Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware 19850, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the Financial Industry Regulatory Authority ("FINRA").  1717 was organized under the laws of Pennsylvania on January 22, 1969 as an indirect wholly owned subsidiary of NLICA.  1717 received $16,493,648, $16,865,493 and $20,965,977 during 2007, 2006, and 2005, respectively, as principal underwriter of the Policies and of other variable life insurance policies and variable annuity contracts offered by NLICA and its affiliates.  1717 did not retain any compensation as principal underwriter during the past three fiscal years.  We decide the insurance underwriting, the determination of Premium Class, and whether to accept or reject an Application.  1717 also may reject an Application if the Policy applied for is unsuitable.

More information about 1717 and its registered representatives is available at http://www.FINRA.org or by calling (800) 289-9999.  You also can obtain an investor brochure from FINRA Regulation that includes information describing its Public Disclosure Program.

We offer the Policies to the public on a continuous basis.  We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Policy Pricing

During the Policy's early years, the expenses we incur in distributing and establishing the Policy exceed the deductions we take.  Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long-term financial investment.  Accordingly, we have designed the Policy with features and investment options that we believe support and encourage long-term ownership.

We make many assumptions and account for many economic and financial factors when we establish the Policy's fees and charges.  The following is a discussion of some of the factors that are relevant to the Policy's pricing structure.

Distribution, Promotional, and Sales Expenses. Commissions to broker-dealer firms are one of the promotional and sales expenses we incur when distributing the Policy.  During the first Policy Year, the maximum sales commission payable to firms will be approximately 91% of Premiums paid up to a specified amount, and 2% of Premiums paid in excess of that amount.  During Policy Years 2 through 10, the maximum sales commission will not be more than 2% of Premiums paid, and after Policy Year 10, the maximum sales commission will be 0% of Premiums paid.  Further, for each Premium received within 10 years following an increase in Face Amount, a commission on that Premium will be paid up to the specified amount for the increase in each year; the commission will be calculated using the commission rates for the corresponding Policy Year.  Expense allowances and bonuses may also be paid, and firms may receive annual renewal compensation of up to 0.25% of the unloaned Policy Account Value.  Firms may be required to return first year commission (less the deferred sales charge) if the Policy is not continued through the first Policy Year.  In lieu of these premium-based commissions, we may pay an equivalent asset-based commission, or a combination of the two.  Individual registered representatives typically receive a portion of the commissions paid to their broker-dealer firm, depending on their particular arrangement.  The amount of commissions we pay depends on factors such as the amount of premium we receive from the broker-dealer firm and the scope of the services they provide.

In addition to commissions, we may also furnish marketing and expense allowances to certain broker-dealer firms based on our assessment of that firm’s capabilities and demonstrated willingness to promote and market our products.  The firms determine how these allowances are spent.  If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Information on Portfolio Payments

Our Relationship with the Portfolios. The Portfolios incur expenses each time they sell, administer, or redeem their shares.  The separate account aggregates Policy owner purchase, redemption, and transfer requests and submits net or aggregated purchase/redemption requests to each Portfolio daily.  The separate account (not the Policy Owners) is the Portfolio shareholder.

When the separate account aggregates transactions, the Portfolio does not incur the expense of processing individual transactions it would normally incur if it sold its shares directly to the public.  We incur these expenses instead.

We also incur the distribution costs of selling the Policy (as discussed above), which benefit the Portfolios by providing Policy Owners with Subaccount options that correspond to the Portfolios.

An investment adviser or subadviser of a Portfolio or its affiliates may provide us or our affiliates with wholesaling services that assist in the distribution of the Policy and may pay us or our affiliates to participate in educational and/or marketing activities.  These activities may provide the adviser or subadviser (or their affiliates) with increased exposure to persons involved in the distribution of the Policy.

Types of Payments We Receive. In light of the above, the Portfolios or their affiliates make certain payments to us or our affiliates (the “payments”).  The amount of these payments is typically based on a percentage of assets invested in the Portfolios attributable to the policies and other variable policies we and our affiliates issue, but in some cases may involve a flat fee.  These payments may be used by us for any corporate purpose, which include reducing the prices of the policies, paying expenses that we or our affiliates incur in promoting, marketing, and administering the policies and the Portfolios, and achieving a profit.

We or our affiliates receive the following types of payments:

•	Portfolio 12b-1 fees, which are deducted from Portfolio assets;

•	Sub-transfer agent fees or fees pursuant to administrative service plans adopted by the Portfolio, which may be deducted from Portfolio assets; and

•
Payments by a Portfolio’s adviser or subadviser (or its affiliates).  Such payments may be derived, in whole or in part, from the advisory fee, which is deducted from Portfolio assets and is reflected in mutual fund charges.

Furthermore, we benefit from assets invested in our affiliated Portfolios (i.e., Nationwide Variable Insurance Trust) because our affiliates also receive compensation from the Portfolios for investment advisory, administrative, transfer agency, distribution, and/or other services.  Thus, we may receive more revenue with respect to affiliated Portfolios than unaffiliated Portfolios.

We took into consideration the anticipated payments from the Portfolios when we determined the charges imposed under the policies (apart from fees and expenses imposed by the Portfolios).  Without these payments, we would have imposed higher charges under the Policy.

Amount of Payments We Receive.  For the year ended December 31, 2007, the Portfolio payments we and our affiliates received from the Portfolios did not exceed 0.50% (as a percentage of the average daily net assets invested in the Portfolios) offered through this Policy or other variable policies that we and our affiliates issue.  Payments from investment advisers or subadvisers to participate in educational and/or marketing activities have not been taken into account in this percentage.

Most Portfolios or their affiliates have agreed to make payments to us or our affiliates, although the applicable percentages may vary from Portfolio to Portfolio and some may not make any payments at all.  Because the amount of the actual payments we or our affiliates receive depends on the assets of the Portfolios attributable to the Policy, we and our affiliates may receive higher payments from Portfolios with lower percentages (but greater assets) than from Portfolios that have higher percentages (but fewer assets).

For additional information related to the amount of payments Nationwide receives, go to www.nationwide.com.

Identification of Portfolios.   We may consider several criteria when identifying the Portfolios, including some or all of the following:  investment objectives, investment process, investment performance, risk characteristics, investment capabilities, experience and resources, investment consistency, and fund expenses.  Another factor we consider during the identification process is whether the Portfolio’s adviser or subadviser is one of our affiliates or whether the Portfolio, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates.

There may be Portfolios with lower fees, as well as other variable policies that offer Portfolios with lower fees.  You should consider all of the fees and charges of the Policy in relation to its features and benefits when making your decision to invest.  Please note that higher Policy and Portfolio fees and charges have a direct effect on your investment performance.

State Variations

Any state variations in the Policy are covered in a special Policy form for use in that state.  The prospectus and SAI provide a general description of the Policy.  Your actual Policy and any endorsements or Riders are the controlling documents.  If you would like to review a copy of your Policy and its endorsements and Riders, if any, contact our Service Center.

Legal Proceedings

NLICA is a party to litigation and arbitration proceedings in the ordinary course of its business.  It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty.  Some matters, including certain of those referred to below, are in very preliminary stages, and NLICA does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages.  In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period.  In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available.  NLICA does not believe, based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on NLICA’s consolidated financial position.  However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on NLICA’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices.  A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than NLICA.

The financial services industry, including mutual fund, variable annuity, retirement plan, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years.  Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues.  NLICA has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by NLICA.  NLICA has cooperated with these investigations.  Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by NLICA and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer.  Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, funding agreements issued to back medium-term note (MTN) programs, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representatives.  Related investigations, proceedings or inquiries may be commenced in the future.  NLICA and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, and funding agreements backing the Nationwide Life Insurance Company MTN program.  NLICA is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC) in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies.  These proceedings also could affect the outcome of one or more of NLICA’s litigation matters.

On October 9, 2003, NLICA was named as one of twenty-six defendants in a lawsuit filed in the United States District Court for the Middle District of Pennsylvania entitled Steven L. Flood, Luzerne County Controller and the Luzerne County Retirement Board on behalf of the Luzerne County Employee Retirement System v. Thomas A. Makowski, Esq., et al.  NLICA is a defendant as the successor in interest to Provident Mutual Life Insurance Company, which is alleged to have entered into four agreements to manage assets and investments of the Luzerne County Employee Retirement System (the Plan).  In their complaint, the plaintiffs alleged that NLICA aided and abetted certain other defendants in breaching their fiduciary duties to the Plan.  The plaintiffs also alleged that NLICA violated the Federal Racketeer Influenced and Corrupt Organizations Act by engaging in and conspiring to engage in an improper scheme to mismanage funds in order to collect excessive fees and commissions and that NLICA was unjustly enriched by the allegedly excessive fees and commissions.  The complaint seeks treble compensatory damages, punitive damages, a full accounting, imposition of a constructive trust on all funds paid by the Plan to all defendants, pre- and post-judgment interest, and costs and disbursements, including attorneys’ fees.  On November 27, 2007, the court granted NLICA’s motion for summary judgment and dismissed all of the federal claims with prejudice. The court declined to exercise jurisdiction over the state claims and dismissed those without prejudice.  The plaintiffs have elected not to appeal the court’s decision.

There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on NLICA in the future.

The general distributor, 1717 is not engaged in any such litigation of any material nature.

Financial Statements

Our consolidated financial statements and the financial statements of the Separate Account are contained in the SAI.  Our consolidated financial statements should be distinguished from the Separate Account's financial statements and you should consider our consolidated financial statements only as bearing upon our ability to meet our obligations under the Policies.  For a free copy of these consolidated financial statements and/or the SAI, please call or write to us at our Service Center.

Glossary

Application
The Application you must complete to purchase a Policy plus all forms required by applicable law or us.

Attained Age
The Issue Age of the Insured plus the number of full Policy Years since the Policy Date.

Beneficiary
The person(s) you select to receive the Insurance Proceeds from the Policy.

Code
The Internal Revenue Code of 1986, as amended.

Company (we, us our, NLICA)
Nationwide Life Insurance Company of America, Service Center: 300 Continental Drive, Newark, Delaware 19713, Main Administrative Office: 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312, telephone: (800) 688-5177.

Evidence of Insurability
Medical records or other documentation that we may require to satisfy our underwriting standards.  We may require different and/or additional evidence depending on the Insured's Premium Class; for example, we generally require more documentation for Insureds in classes with extra ratings.  We also may require different and/or additional evidence depending on the transaction requested; for example, we may require more documentation for the issuance of a Policy than for an increase in Face Amount.

Face Amount
The dollar amount of insurance selected by the Owner.  The Face Amount may be increased or decreased after issue, subject to certain conditions.  The Face Amount is a factor in determining the death benefit, surrender charges, and additional surrender charges.

Final Policy Date
The Policy Anniversary nearest the Insured's Attained Age 100, at which time the Policy will end and you will be paid the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions.  Subject to state availability, you may elect to continue the Policy beyond the Insured's Attained Age 100 under the Final Policy Date Extension Rider.

Free Look Period
The period shown on your Policy's cover page during which you may examine and return the Policy to us at our Service Center and receive a refund.  The length of the Free Look Period varies by state.

Fund
An investment company that is registered with the SEC.  The Policy allows you to invest in certain Portfolios of the Funds that are listed earlier in this prospectus.

Grace Period
A 61-day period after which a Policy will Lapse if you do not make a sufficient payment.

Guaranteed Account
Part of our general account.  Amounts allocated to the Guaranteed Account earn at least 4% annual interest.

Indebtedness
The total amount of all outstanding Policy loans, including both principal and interest due.

Initial Face Amount
The Face Amount on the Policy Issue Date.

Insurance Proceeds
The amount we pay to the Beneficiary when we receive due proof of the Insured's death.  We deduct any Indebtedness and unpaid Monthly Deductions before making any payment.

Insured
The person whose life is insured by the Policy.

Issue Age
The Insured's age on the Insured's birthday nearest the Policy Date.

Lapse
When your Policy terminates without value after a Grace Period.  You may reinstate a lapsed Policy, subject to certain conditions.

Loan Account
The account to which we transfer collateral for a Policy loan from the Subaccounts and/or the Guaranteed Account.

Minimum Guaranteed Premium
The amount necessary to guarantee the Policy will not Lapse during the first 5 Policy Years (during the first 8 Policy Years for Policies issued on or before July 31, 2005).  It is equal to the minimum annual premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month) divided by 12.

Minimum Initial Premium
An amount equal to the minimum annual premium (as set forth in your Policy) multiplied by the following factor for your premium billing mode: annual 1.000;
semi-annual 0.500; quarterly 0.250; monthly 0.167.

Monthly Deduction
This is the monthly amount we deduct from the Policy Account Value on each Policy Processing Day.  The Monthly Deduction includes the cost of insurance charge, the monthly administrative charge, the initial administrative charge (during the first Policy Year), and charges for any Riders.

Net Cash Surrender Value
The amount we pay when you Surrender your Policy.  It is equal to: (1) the Policy Account Value as of the date of Surrender; minus (2) any surrender charge or additional surrender charge; minus (3) any Indebtedness.

Net Premiums
Premiums less the premium expense charge.

Owner (you, your)
The person entitled to exercise all rights as Owner under the Policy.

Policy Account Value
The sum of your Policy's values in the Subaccounts, the Guaranteed Account, and the Loan Account.

Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.

Policy Date
The date set forth in the Policy that is used to determine Policy Anniversaries, Policy Processing Days, and Policy Years.  The Policy Date is generally the same as the Policy Issue Date but, subject to state approval, may be another date agreed upon by the proposed Insured and us.  The Policy Date may not be more than 6 months prior to the Policy Issue Date.

Policy Issue Date
The date on which the Policy is issued.  It is used to measure suicide and contestable periods.

Policy Processing Day
This is the same day as the Policy Date in each successive month.  If there is no day in a calendar month that coincides with the Policy Date, or if that day falls on a day that is not a Valuation Day, then the Policy Processing Day is the next Valuation Day.  On each Policy Processing Day, we determine Policy charges and deduct them from the Policy Account Value.

Policy Year
A year that starts on the Policy Date or on a Policy Anniversary.

Portfolio
A separate investment Portfolio of a Fund.  Each Subaccount invests exclusively in one Portfolio of a Fund.

Premium Class
The classification of the Insured for cost of insurance purposes.  The standard classes are: smoker, nonsmoker, and preferred.  We also have classes with extra ratings.

Premiums
All payments you make under the Policy other than repayments of Indebtedness.

Rider
An amendment, addition, or endorsement to the Policy that changes the terms of the Policy by: (1) expanding Policy benefits; (2) restricting Policy benefits; or (3) excluding certain conditions from the Policy's coverage.  A Rider that is added to the Policy becomes part of the Policy.

SAI
The Statement of Additional Information ("SAI") that contains additional information regarding the Policy.  The SAI is not a prospectus, and should be read together with the prospectus.  You may obtain a copy of the SAI by writing or calling us at our Service Center.

Separate Account
Nationwide Provident VLI Separate Account 1.  It is a separate investment account that is divided into Subaccounts, each of which invests in a corresponding Portfolio.

Service Center
The Technology and Service Center located at 300 Continental Drive, Newark, Delaware 19713.

Subaccount
A subdivision of Nationwide Provident VLI Separate Account 1.  We invest each Subaccount's assets exclusively in shares of one Portfolio.

Surrender
To cancel the Policy by signed Request from the Owner and return of the Policy to us at our Service Center.

Target Premium
An amount of Premium payments, computed separately for each increment of Face Amount, used to compute surrender charges and additional surrender charges.

Valuation Day
Each day that the New York Stock Exchange is open for business and any other day on which there is a sufficient degree of trading with respect to a Subaccount's portfolio of securities to materially affect the value of that Subaccount.  As of the date of this prospectus, we are open whenever the New York Stock Exchange is open, other than the Fridays following Thanksgiving and Christmas.

Valuation Period
The period beginning at the close of business on one Valuation Day (which is when the New York Stock Exchange closes, usually 4:00 p.m., Eastern Time) and continuing to the close of business on the next Valuation Day.

Written Notice or Request
The Written Notice or Request you must complete, sign, and send to us at our Service Center to request or exercise your rights as Owner under the Policy.  To be complete, each Written Notice or Request must: (1) be in a form we accept; (2) contain the information and documentation that we determine in our sole discretion is necessary for us to take the action you request or for you to exercise the right specified; and (3) be received at our Service Center.  You may obtain the necessary form by calling us at (800) 688-5177.

Appendix A: Portfolio Information

The Portfolios listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.  There is no guarantee that the investment objectives will be met.

Please refer to the prospectus for each Portfolio for more detailed information.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class I
This Portfolio is only available in Policies issued before May 1, 2004
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth by investing in common stocks.

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class I
This Portfolio is only available in Policies issued before May 1, 2007
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

Dreyfus Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Mellon Capital Management
Investment Objective:	To match performance of the S&P SmallCap 600 Index®.

Dreyfus Variable Investment Fund - Appreciation Portfolio: Initial Shares
Investment Adviser:	The Dreyfus Corporation
Sub-adviser:	Fayez Sarofim
Investment Objective:	Long-term capital growth consistent with the preservation of capital.

Federated Insurance Series - Federated Quality Bond Fund II: Primary Shares
This Portfolio is only available in Policies issued before May 1, 2008
Investment Adviser:	Federated Investment Management Company
Investment Objective:	Current income.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Investments Money Management, Inc.
Investment Objective:	High level of current income.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	Fidelity Research & Analysis Company
Investment Objective:	Long-term capital growth.

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Service Class R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital growth.

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Janus Aspen Series - Forty Portfolio: Service Shares
Investment Adviser:	Janus Capital Management LLC
Investment Objective:	Long-term growth of capital.

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	The Fund seeks a high level of current income.

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	To provide a high level of income as is consistent with the preservation of capital.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destinations Funds.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II
Investment Adviser:	Nationwide Fund Advisors
Investment Objective:	High level of total return consistent with a moderately conservative level of risk.

The Nationwide NVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds.  Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors.  Please refer to the prospectus for Nationwide NVIT Investor Destinations Funds for more information.

Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class IV
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Nationwide Asset Management, LLC
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Nationwide Variable Insurance Trust - NVIT Multi-Manager Large Cap Growth Fund: Class I
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	Goldman Sachs Asset Management; Neuberger Berman Management Inc. and
Wells Fargo Investment Management
Investment Objective:	The fund seeks long-term capital growth.

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class IV
Investment Adviser:	Nationwide Fund Advisors
Sub-adviser:	BlackRock Investment Management, LLC
Investment Objective:	Long-term capital appreciation.

Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund/VA: Non-Service Shares
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Capital appreciation by investing in securities of well-known, established companies.

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Class 3
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund/VA: Non-Service Shares
This Portfolio is no longer available to accept transfers or new premium payments effective May 1, 2004
Investment Adviser:	OppenheimerFunds, Inc.
Investment Objective:	Long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation

Vanguard Variable Insurance Fund - Equity Income Portfolio
Investment Adviser:	Wellington Management Company, LLP, and The Vanguard Group, Inc.
Investment Objective:	An above average level of current income and reasonable long-term capital appreciation.

Vanguard Variable Insurance Fund - High Yield Bond Portfolio
Investment Adviser:	The Vanguard Group, Inc.
Investment Objective:	A high level of current income.

Vanguard Variable Insurance Fund - Mid-Cap Index Portfolio
Investment Adviser:	The Vanguard Group, Inc.
Investment Objective:	To track the performance of the Morgan Stanley Capital
International/MSCI/US MidCap 450 Index that measures the investment return of mid-capitalization stocks.

Vanguard Variable Insurance Fund - Total Bond Market Index Portfolio
Investment Adviser:	The Vanguard Group, Inc.
Investment Objective:	To track the performance of the Lehman Brothers Aggregate Bond Index.

Outside back cover

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  For a free copy of the SAI, to receive personalized illustrations of death benefits, Net Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Service Center, 300 Continental Drive, Newark, DE 19713, (800) 688-5177.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Policy and us.  Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-8090.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No.  811-4460
Securities Act of 1933 Registration File No. 333-98629.

Options Elite
NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
(Depositor)

Main Administrative Office:
1000 Chesterbrook Boulevard
Berwyn, Pennsylvania 19312
(610) 407-1717

Service Center:
300 Continental Drive
Newark, Delaware 19713
(800) 688-5177

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Adjustable Variable Life Insurance Policy

This Statement of Additional Information ("SAI") contains additional information regarding the individual flexible premium adjustable variable life insurance policy (the "Policy") offered by Nationwide Life Insurance Company of America ("NLICA").  This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2008 and the prospectuses for the Portfolios.  You may obtain a copy of these prospectuses FREE OF CHARGE by writing or calling us at our address or phone number shown above.  Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.  No information is incorporated by reference into this SAI.

The date of this Statement of Additional Information is May 1, 2008.

Table of Contents	Page
Additional Policy Information	10
The Policy
Temporary Insurance Coverage
Our Right to Contest the Policy
Misstatement of Sex or Age
Suicide Exclusion
Assignment
The Beneficiary
More Information on Ownership Rights
Changing Death Benefit Options
Premium Classes
Loan Interest
Effect of Policy Loans
Allocations After Increase in Face Amount
Delays in Payments We Make
Dollar Cost Averaging
Automatic Asset Rebalancing
Charge Discounts for Sales to Certain Policies
Payment of Policy Benefits
Policy Termination
Supplemental Benefits and Riders	10
Long-Term Care Benefit Riders
Accelerated Death Benefit Rider
Additional Insurance Benefit Rider
Other Riders
Illustrations	10
Performance Data	10
Rating Agencies
Money Market Yields
Historical Performance of the Subaccounts
Standard & Poor’s	10

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Table of Contents	Page
Additional Information	10
Potential Conflicts of Interest
Policies Issued in Conjunction with Employee Benefit Plans
Legal Developments Regarding Unisex Actuarial Tables
Safekeeping of Account Assets
Reports to Owners
Records
Experts
Additional Information about the Company
Additional Information about the Separate Account
Other Information
Financial Statements	10

2

Additional Policy Information

The Policy

The Policy, Application(s), Policy's specification page, and any Riders are the entire contract.  Only statements made in the Applications can be used to void the Policy or to deny a claim.  We assume that all statements in an Application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties.  We rely on those statements when we issue or change a Policy.  As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.  The Policy is not eligible for dividends and is non-participating.

Temporary Insurance Coverage

Before full insurance coverage takes effect, you may receive temporary insurance coverage (subject to our underwriting rules and Policy conditions) if:

1.	You answer "no" to the health questions in the temporary insurance agreement;

2.	You pay the Minimum Initial Premium when the Application is signed; and

3.	The Application is dated the same date as, or earlier than, the temporary insurance agreement.

Temporary insurance coverage will take effect as of the date of the temporary insurance agreement.  Temporary insurance coverage shall not exceed the lesser of:

1.	The Face Amount applied for, including term insurance Riders; or

2.	$500,000.

If we do not approve your Application, we will make a full refund of the initial Premium paid with the Application.

Temporary life insurance coverage is void if the Application contains any material misrepresentation.  Benefits will also be denied if any proposed Insured commits suicide.

Temporary life insurance coverage terminates automatically, and without notice, on the earliest of:

¢	5 days from the date we mail you notification of termination of coverage; or

¢	the date that full insurance coverage takes effect under the Policy; or

¢	the date a policy, other than the Policy applied for, is offered to you; or

¢	the 90th day from the date of the temporary agreement.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the Application or in a supplemental Application.  Therefore, we may contest the validity of the Policy based on material misstatements made in the Application (or any supplemental Application).

However, we will not contest the Policy after the Policy has been in force during the Insured's lifetime for 2 years from the Policy Issue Date.  Likewise, we will not contest any Policy change that requires Evidence of Insurability, or any reinstatement of the Policy, after such change or reinstatement has been in effect during the Insured's lifetime for 2 years.

Misstatement of Age or Sex

If the Insured's Issue Age or sex was stated incorrectly in the Application, we will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct Issue Age and sex based on the most recent Monthly Deduction.  No adjustment will be made to the Policy Account Value.

Suicide Exclusion

If the Insured commits suicide, while sane or insane, within 2 years of the Policy Issue Date, the Policy will terminate and our liability will be limited to an amount equal to the Premiums paid, less any Indebtedness, and less any partial withdrawals previously paid.

If the Insured commits suicide, while sane or insane, within 2 years from the effective date of any change which increases the death benefit, the Policy will terminate and our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of insurance attributable to the increase and the expense charge for the increase in Face Amount previously deducted from Policy Account Value.

Certain states may require suicide exclusion provisions that differ from those stated here.

3

Assignment

You may assign the Policy but we will not be bound by any assignment unless it is in writing and we have received it at our Service Center.  Your rights and those of any other person referred to in the Policy will be subject to the assignment.  We assume no responsibility for the validity of any assignments.

The Beneficiary

The Beneficiary is entitled to the Insurance Proceeds under the Policy.  The Beneficiary is as stated in the Application, unless later changed.  When a Beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated.  If two or more persons are named, those surviving the Insured will share the Insurance Proceeds equally, unless otherwise stated.  If none of the persons named survives the Insured, we will pay the Insurance Proceeds in one sum to the Insured's estate.

More Information on Ownership Rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

•	You designate the Beneficiary (the person to receive the Insurance Proceeds when the Insured dies) in the Application.

•
You may designate more than one Beneficiary.  If you designate more than one Beneficiary, then each Beneficiary that survives the Insured shares equally in any Insurance Proceeds unless the Beneficiary designation states otherwise.

•	If there is not a designated Beneficiary surviving at the Insured's death, we will pay the Insurance Proceeds in a lump sum to the Insured's estate.

•	You can change the Beneficiary by providing us with Written Notice while the Insured is living.

•	The change is effective as of the date you complete and sign the Written Notice, regardless of whether the Insured is living when we receive the notice.

•	We are not liable for any payment or other actions we take before we receive your Written Notice.

•	A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

•	You may change the Owner by providing a Written Notice to us at any time while the Insured is alive.

•	The change is effective as of the date you complete and sign the Written Notice, regardless of whether the Insured is living when we receive the request.

•	We are not liable for any payment or other actions we take before we receive your Written Notice.

•	Changing the Owner does not automatically change the Beneficiary or the Insured.

•	Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

•	You may assign Policy rights while the Insured is alive by submitting Written Notice to us at our Service Center.

•	Your interests and the interests of any Beneficiary or other person will be subject to any assignment.

•	You retain any ownership rights that are not assigned.

•	Assignments are subject to any Policy loan.

•	We are not:

ž	bound by any assignment unless we receive a Written Notice of the assignment;

ž	responsible for the validity of any assignment or determining the extent of an assignee's interest; or

ž	liable for any payment we make before we receive Written Notice of the assignment.

•	Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Changing Death Benefit Options

The following rules apply to any change in death benefit options:

¢	You must submit a Written Request for any change in death benefit options.

4

¢	We may require you to return your Policy to make a change.

¢	The effective date of the change in death benefit option will be the Policy Processing Day on or following the date when we approve your request for a change.

If you change from Option A to Option B:

✓
We will first decrease the Face Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the Initial Face Amount) and then any applicable Rider coverage amounts by the Policy Account Value on the effective date of the change.

✓	The death benefit will not change on the effective date of the change.

✓
The net amount at risk will generally remain level.  This means there will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Policy Account Value increases (unless the death benefit is based on the applicable percentage of Policy Account Value).

✓
If the Face Amount or applicable Rider coverage amount would be reduced to less than the minimum Initial Face Amount or minimum amount in which the Policy or applicable Rider could be issued, then we will not allow the change in death benefit option.

If you change from Option B to Option A:

✓	The Face Amount will be increased by the Policy Account Value on the effective date of the change.

✓	The death benefit will not change on the effective date of the change.

✓
Unless the death benefit is based on the applicable percentage of Policy Account Value, if the Policy Account Value increases, the net amount at risk will decrease over time, thereby reducing the cost of insurance charge.

Premium Classes

We currently place each Insured into one of three standard Premium Classes – preferred, nonsmoker, and smoker – or into a Premium Class with extra ratings.  In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with extra ratings.

▶
The preferred Premium Class is only available if the Face Amount equals or exceeds $100,000.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

▶
Nonsmoking Insureds generally will incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class.  The nonsmoker designation is not available for Insureds under Attained Age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as a nonsmoker.  If the Insured does not qualify as a nonsmoker or does not respond to the notification, cost of insurance rates will remain as shown in the Policy.  However, if the Insured does respond to the notification, and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

▶
Premium Classes with extra ratings generally reflect higher mortality risks and thus higher cost of insurance rates.  We may place an Insured into a Premium Class with extra ratings for a temporary period of time, due to occupation or temporary illness.  We also may place an Insured into a Premium Class with permanent extra ratings.

Loan Interest

Charged Loan Interest. Interest is due and payable at the end of each Policy Year.  Unpaid interest becomes part of the outstanding loan and accrues interest, beginning 23 days after the Policy Anniversary.  Unpaid interest is allocated based on your written instructions.  If there are no such instructions or the Policy Account Value in the specified Subaccounts is insufficient to allow the collateral for the unpaid interest to be transferred, the interest is allocated based on the proportion that the Guaranteed Account value and the value in the Subaccounts bear to the total unloaned Policy Account Value.

Earned Loan Interest.  We transfer earned loan interest to the Subaccounts and/or the Guaranteed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made.  A transfer to or from the Loan Account will be made to reflect any recalculation of collateral.  At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan balance) minus any loan repayments.

Effect of Policy Loans

A loan, whether or not repaid, affects the Policy, the Policy Account Value, the Net Cash Surrender Value, and the death benefit.  The Insurance Proceeds and Net Cash Surrender Value include reductions for the amount of any Indebtedness.  Repaying a loan causes the death benefit and Net Cash Surrender Value to increase by the amount of the repayment.  As long as a loan is outstanding, we hold an amount as collateral for the loan in the Loan Account.  This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Guaranteed Account.  Amounts transferred from the Separate Account

5

to the Loan Account will affect the Policy Account Value, even if the loan is repaid, because we credit these amounts with an interest rate we declare rather than with a rate of return that reflects the investment performance of the Separate Account.

Accordingly, the effect on the Policy Account Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding.  Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Guaranteed Account.  The longer a loan is outstanding, the greater the effect of a Policy loan is likely to be.

Allocations After Increase in Face Amount

If you increase your Face Amount, we use a special method to allocate a portion of your existing Policy Account Value to the increase.  We also use this method to allocate Premium payments, made on or after the effective date of the increase, between the Initial Face Amount and the increase.

This special method involves allocating according to a ratio between:

1.	the guideline annual premium for the Initial Face Amount; and

2.	the guideline annual premium for the total Face Amount on the effective date of the increase (before any deductions are made).

▶
The guideline annual premium is defined in regulations under the Investment Company Act of 1940, as amended.  It is used in connection with the calculation of surrender charges.  It is approximately equal to the amount of Premium that would be required on an annual basis to keep the Policy in force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return.

If there is more than one increase in Face Amount, guideline annual premiums for each increase in Face Amount are used to allocate Policy Account Values and subsequent Premium payments among the various increases.

Delays in Payments We Make

We usually pay the amounts of any Surrender, partial withdrawal, Insurance Proceeds, loan, or settlement options within 7 days after we receive all applicable Written Notices, permitted telephone, fax, and/or e-mail requests, and/or due proofs of death.  However, we can postpone these payments if:

ž
the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"); or

ž	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

ž	the SEC determines that an emergency exists that would make the disposal securities held in the Separate Account or the determination of their value not reasonably practicable.

We have the right to defer payment of amounts from the Guaranteed Account for up to 6 months after receipt of the payment request.  We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.

If you have submitted a check or draft to our Service Center, we have the right to defer payment of Surrenders, partial withdrawals, Insurance Proceeds, or payments under a settlement option until the check or draft has been honored.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Premium payment.  We also may be required to provide additional information about your account to government regulators.  In addition, we also may be required to block your account and thereby refuse to pay any request for transfers, withdrawals, Surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.

Dollar Cost Averaging

If you elect the dollar cost averaging program offered under the Policy, each month on the Policy Processing Day we will automatically transfer equal amounts (minimum $500) from the chosen Subaccount to your designated "target accounts" in the percentages selected.  You may have multiple target accounts.

To participate in dollar cost averaging, you must elect a period of time and place the following minimum amount in any one Subaccount (not the Guaranteed Account):

Dollar Cost Averaging Period	Minimum Amount
6 months	$ 3,000
12 months	$ 6,000
18 months	$ 9,000
24 months	$12,000
30 months	$15,000
36 months	$18,000

6

If you have elected dollar cost averaging, the program will start on the first Policy Processing Day after the later of:

1.	The Policy Date;

2.	The end of the 15-day period when Premiums have been allocated to the Money Market Subaccount; or

3.	When the value of the chosen Subaccount equals or exceeds the greater of: (a) the minimum amount stated above; or (b) the amount of the first monthly transfer.

Dollar cost averaging will end if:
ž  We receive your Written Request to cancel your participation;
ž  the value in the chosen Subaccount is insufficient to make the transfer;
ž  the specified number of transfers has been completed; or
ž  the Policy enters the Grace Period.

You will receive Written Notice confirming each transfer and when the program has ended.  You are responsible for reviewing the confirmation to verify that the transfers are being made as requested.  There is no additional charge for dollar cost averaging.  A transfer under this program is not considered a transfer for purposes of assessing the transfer fee.  We may modify, suspend, or discontinue the dollar cost averaging program at any time upon 30 days' Written Notice to you.  You cannot choose dollar cost averaging if you are participating in the automatic asset rebalancing program or if a Policy loan is outstanding.

Automatic Asset Rebalancing

If you elect the automatic asset rebalancing program offered under the Policy, we will automatically reallocate your Policy Account Value in the Subaccounts you are invested in at the end of each quarterly or annual period to match your Policy's currently effective premium allocation schedule.

To participate in the automatic asset rebalancing program:
ž  you must elect this feature in the Application or after issue by submitting an automatic asset rebalancing request form to our Service Center; and
ž  you must have a minimum Policy Account Value of $1,000.

There is no additional charge for the automatic asset rebalancing program.  Any reallocation that occurs under the automatic asset rebalancing program will not be counted towards the 12 "free" transfers allowed during each Policy Year.  You can end this program at any time.

Automatic asset rebalancing will end if:
ž  the total value in the Subaccounts is less than $1,000;
ž  you make a transfer;
ž  you make a change to the current premium allocation instructions; or
ž  we receive your Written Request to terminate the program.

We may modify, suspend, or discontinue the automatic asset rebalancing program at any time.  You cannot choose automatic asset rebalancing if you are participating in the dollar cost averaging program.

Charge Discounts for Sales to Certain Policies

The Policy is available for purchase by individuals, corporations, and other groups.  We may reduce or waive certain charges (such as the premium expense charge, initial administrative charge, surrender charge, monthly administrative charge, monthly cost of insurance, or other charges) where the size or nature of such sales results in savings to us with respect to sales, underwriting, administrative, or other costs.  We also may reduce or waive charges on Policies sold to officers, directors, and employees of NLICA or its affiliates.  The extent and nature of the reduction or waiver may change from time to time, and the charge structure may vary.

Generally, we reduce or waive charges based on a number of factors, including:

•	the number of Insureds;

•	the size of the group of purchasers;

•	the total Premium expected to be paid;

•	total assets under management for the Owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the Policies are being purchased;

•	the expected persistency of individual Policies; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

Reductions or waivers of charges will not discriminate unfairly among Policy Owners.

7

Payment of Policy Benefits

Benefit Payable on Final Policy Date.  If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), we will pay you the Policy Account Value less any Indebtedness and any unpaid Monthly Deductions.  Insurance coverage under the Policy will then end.  Payment will generally be made within 7 days of the Final Policy Date, although we may postpone this payment under certain conditions.  You may elect to continue the Policy beyond Insured's Attained Age 100 under the Final Policy Date Extension Rider.

Insurance Proceeds.  Insurance Proceeds will ordinarily be paid to the Beneficiary within 7 days after we receive proof of the Insured's death and all other requirements are satisfied, including receipt by us at our Service Center of all required documents.  Generally, we determine the amount of a payment from the Separate Account as of the date of death.  We pay Insurance Proceeds in a single sum unless you have selected an alternative settlement option.  If Insurance Proceeds are paid in a single sum, we pay interest at an annual rate of 3% (unless we declare a higher rate) on the Insurance Proceeds from the date of death until payment is made.  We may postpone payment of Insurance Proceeds under certain conditions.

Settlement Options.  In lieu of a single sum payment on death, Surrender, or maturity, you may elect one of the following settlement options.  Payment under these settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied.  As part of our general account assets, settlement options proceeds may be subject to claims of creditors.  Even if the death benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full.  This is because earnings on the death benefit after the Insured's death are taxable and payments under the settlement options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under settlement options.

▶	Proceeds at Interest Option. Proceeds are left on deposit to accumulate with us with interest payable at 12, 6, 3, or 1-month intervals.

▶
Installments of a Specified Amount Option.  Proceeds are payable in equal installments of the amount elected at 12, 6, 3, or 1 month intervals, until proceeds applied under the option and interest on the unpaid  balance and any additional interest are exhausted.

▶
Installments for a Specified Period Option.  Proceeds are payable in a number of equal monthly installments.  Alternatively, the installments may be paid at 12, 6, or 3-month intervals.  Payments may be increased by  additional interest, which would increase the installments certain.

▶
Life Income Option.  Proceeds are payable in equal monthly installments during the payee's life.  Payments will be made either with or without a guaranteed minimum number.  If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the option are exhausted.

▶
Joint and Survivor Life Income Option.  Proceeds are payable in equal monthly installments, with a number of installments certain, during the joint lives of the payee and one other person and during the life of the survivor.  The minimum number of payments will be for either 120 or 240 months.

A guaranteed interest rate of 3% per year applies to the above settlement options.  We may declare additional rates of interest in our sole discretion.  We may also agree to other arrangements, including those that offer check-writing capabilities with non-guaranteed interest rates.

Policy Termination

Your Policy will terminate on the earliest of:

▶	the Final Policy Date;

▶	the end of the Grace Period without a sufficient payment;

▶	the date the Insured dies; or

▶	the date you Surrender the Policy.

Supplemental Benefits and Riders

Long-Term Care Benefit Riders

We offer the following three Long-Term Care Benefit Riders:

♦	Long-Term Care Acceleration Benefit Rider ("LTC Acceleration Rider")

♦	Long-Term Care Waiver Benefit Rider ("LTC Waiver Rider")

♦	Long-Term Care Extended Insurance Benefit Rider ("LTC Extended Rider")

If you elect to add the LTC Acceleration Rider to your Policy, you must also add the LTC Waiver Rider, while you may also add the LTC Extended Rider.  You cannot elect to add either the LTC Waiver Rider or the LTC Extended Rider alone.

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The Riders have conditions that may affect other rights and benefits that you have under the Policy.  For example, we restrict your ability to allocate Premiums and Policy Account Value to the Separate Account while benefits are being paid.  In addition, each Rider imposes a separate monthly charge that will be deducted from your Policy Account Value as part of the Monthly Deduction.

If you reside in a state that has approved the Long-Term Care Benefit Riders, you may generally elect to add them to your Policy at any time, subject to our receiving satisfactory additional Evidence of Insurability and increasing the Face Amount.  The Long-Term Care Benefit Riders may not be available in all states and the terms under which they are available may vary from state to state.

These Riders may not cover all of the long-term care expenses incurred by the Insured during the period of coverage.  Each Rider contains specific details that you should review before adding the Rider to your Policy.  You should consult a tax adviser before adding the LTC Acceleration Rider or the LTC Extended Rider to your Policy.

1.	Long-Term Care Acceleration Benefit Rider

Operation of the Long-Term Care Acceleration Benefit Rider.  The LTC Acceleration Rider provides for periodic payments to you of a portion of the death benefit if the Insured becomes "chronically ill" so that the Insured:

(1)	is unable to perform at least 2 activities of daily living without substantial human assistance for a period of at least 90 days due to a loss of functional capacity; or

(2)	requires substantial supervision to protect the Insured from threats to health and safety due to his or her own severe cognitive impairment.

Benefits under this Rider will not begin until we receive proof that the Insured is chronically ill and 90 calendar days have elapsed since receiving "qualified long-term care service" as defined in the Rider, while the Policy was in force (the "elimination period").  You must continue to submit periodic evidence of the Insured's continued eligibility for Rider benefits.

We determine a maximum amount of death benefit that we will pay for each month of qualification.  This amount, called the "Maximum Monthly Benefit," is the acceleration death benefit, as defined in the Rider, divided by the minimum months of acceleration benefits stated in the Policy schedule.  The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month.  Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit.  Expenses incurred during the elimination period, however, are excluded from any determination of a benefit.

Each benefit payment reduces the remaining death benefit under your Policy, and causes a proportionate reduction in your Face Amount, Policy Account Value, and surrender charge.  If you have a Policy loan, we will use a portion of each benefit to repay Indebtedness.  We will recalculate the Maximum Monthly Benefit if you make a partial withdrawal of Policy Account Value, and for other events described in the Rider.

Restrictions on Other Rights and Benefits.  Before we begin paying any benefits, we will transfer all Policy Account Value from the Separate Account to the Guaranteed Account.  In addition, you will not be permitted to transfer Policy Account Value or allocate any additional Premiums to the Separate Account while Rider benefits are being paid.  Your participation in any of the automatic investment plans (such as dollar cost averaging) will also be suspended during this period.  If the death benefit on your Policy is Option B, we will change it to Option A.

If the Insured no longer qualifies for Rider benefits, is not chronically ill, and your Policy remains in force, you will be permitted to allocate new Premiums or transfer existing Policy Account Value to the Separate Account, and to change your death benefit option.  We will waive restrictions on transfers from the Guaranteed Account to the Separate Account in connection with such transfers.

Charges for the Rider.  The LTC Acceleration Rider imposes a monthly charge on the net amount at risk under the Policy.  This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages.  We may increase the rates for this charge on a class basis.  Once we begin to pay benefits, the LTC Acceleration Rider waives this charge until the Insured no longer qualifies for Rider benefits and is not chronically ill.

Termination of the Rider.  The Rider will terminate when the acceleration death benefit is zero, the Policy terminates, or you request to terminate the Rider.

2.	Long-Term Care Waiver Benefit Rider

Operation of the Long-Term Care Waiver Benefit Rider. After the elimination period noted above, the LTC Waiver Rider provides for the payment of monthly Premiums (equal on an annual basis to the minimum annual premium specified on the Policy schedule) up to the date specified in the Policy schedule, and the waiver of Monthly Deductions after that date.  This Rider also provides a residual death benefit.  The LTC Waiver Rider is nonseverable from the LTC Acceleration Rider.

Charges for the Rider.  The LTC Waiver Rider imposes a monthly charge on the net amount at risk under the Policy.  This charge is at a rate that varies based on the Attained Age and sex of the Insured, and increases annually as the Insured ages.  We may increase the rates for this charge on a class basis.

9

Termination of the Rider.  The LTC Waiver Rider will terminate when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or on the Policy Anniversary when the Insured's Attained Age is 100.

3.	Long-Term Care Extended Insurance Benefit Rider

Operation of the Long-Term Care Extended Insurance Benefit Rider.   Following the full payment of the acceleration death benefit provided under the LTC Acceleration Rider, the LTC Extended Rider provides for periodic reimbursements of expenses incurred for qualified long-term care services, as defined in the Rider.  There is no new elimination period under this Rider if benefits are continuous.  You must continue to submit periodic evidence of the Insured's eligibility for Rider benefits.

We determine a maximum amount of benefit that we will pay for each month of qualification.  This amount, called the "Maximum Monthly Benefit" is the Rider coverage amount divided by the minimum months of acceleration benefits shown on your Policy schedule.  The actual amount of any benefit is based on the expense incurred by the Insured, up to the Maximum Monthly Benefit, for qualified long-term care service in a calendar month.  Certain types of expenses may be limited to a stated percentage of the Maximum Monthly Benefit.  The LTC Extended Rider also offers an optional nonforfeiture benefit and an optional inflation benefit.

Charges for the Rider.  The LTC Extended Rider imposes a monthly charge on the coverage amount of the Rider.  This charge is level for the duration of the Rider and based on the Issue Age of the Insured when the Rider is issued.  If you increase the Rider coverage amount, a new charge based on the Issue Age of the Insured at that time will apply to the increase.  We may increase the rates for this charge on a class basis.  Once we begin to pay benefits under the LTC Acceleration Rider, we waive this charge until the Insured no longer qualifies for benefits under the LTC Acceleration Rider or the LTC Extended Rider and is not chronically ill.

Termination of the Rider.  The LTC Extended Rider will terminate when benefits under the Rider have been fully paid, when the Policy terminates (other than as a result of the complete payment of the death benefit through acceleration payments under the LTC Acceleration Rider), the LTC Acceleration Rider terminates (other than as a result of the complete payment of the death benefit through acceleration payments), or you request to terminate the Rider.

Accelerated Death Benefit Rider

If your state of residence has approved the Accelerated Death Benefit Rider (the "ADB Rider") and we have received satisfactory additional Evidence of Insurability, you generally may choose to add it to your Policy at any time.  The terms of the ADB Rider may vary from state to state.

Generally, the ADB Rider allows you to receive an accelerated payment of part of the Policy's death benefit generally when the Insured develops a non-correctable medical condition that is expected to result in his or her death within 12 months.  In certain states only, accelerated payments also may be permitted if the Insured has been confined to a nursing care facility (as defined in the ADB Rider) for at least 180 consecutive days and is expected to remain in such a facility for the remainder of his or her life.  There are no restrictions on the use of the benefit.

There is no additional charge for this Rider.  However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit amount.

Tax Consequences of the ADB Rider  The federal income tax consequences associated with adding the ADB Rider or receiving the accelerated death benefit are uncertain.  You should consult a tax adviser before adding the ADB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit.  The ADB Rider provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the eligible death benefit (as defined below) less 25% of any Indebtedness.  The ADB Rider also restricts the total of the accelerated death benefits paid from all life insurance policies issued to you by us and our affiliates to $250,000.  We may increase this $250,000 maximum to reflect inflation.

Eligible death benefit means:
the Insurance Proceeds payable under the Policy if the Insured died at the time we approve a claim for an accelerated death benefit, minus
1.  Any Premium refund payable at death if the Insured died at that time; and
2.  Any insurance payable under the terms of any other Rider.

You may submit Written Notice to request the accelerated death benefit.  You may only request the accelerated death benefit once, except additional accelerated death benefits may be requested to pay Premiums and Policy loan interest.  You may elect to receive the accelerated death benefit as a lump sum or in 12 or 24 equal monthly installments.  If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at death under the Policy will be paid to the Beneficiary in a lump sum.

10

Conditions for Receipt of the Accelerated Death Benefit.  To receive an accelerated death benefit payment, the Policy must be in force and you must submit Written Notice, "due proof of eligibility," and a completed claim form to us.  Due proof of eligibility means a written certification (described more fully in the ADB Rider) in a form acceptable to us from a treating physician (as defined in the ADB Rider) stating that the Insured has a terminal illness or, in certain states only, is expected to be permanently confined to a nursing care facility.

We may request additional medical information from the Insured's physician and/or may require an independent physical examination (at our expense) before approving the claim for payment of the accelerated death benefit.  We will not approve a claim for an accelerated death benefit payment if:

1.	The Policy is assigned in whole or in part;

2.	If the terminal illness (or, in certain states only, the permanent confinement to a nursing care facility) is the result of intentionally self-inflicted injury; or

3.	If you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ADB Rider.  The accelerated death benefit is made in the form of a Policy loan up to the amount of the maximum loan available under the Policy at the time the claim is approved, resulting in a Policy loan being made in the amount of the requested benefit.  This Policy loan operates as would any loan under the Policy.

To the extent that the amount of the requested accelerated death benefit exceeds the maximum available loan amount, the benefit will be advanced to you and a lien will be placed on the death benefit payable under the Policy (the "death benefit lien") in the amount of this excess.  Interest will accrue daily, at a rate determined as described in the ADB Rider, on the amount of this lien, and upon the death of the Insured the amount of the lien and accrued interest thereon will be subtracted from the amount of Insurance Proceeds payable at death.

Effect on Existing Policy.  The Insurance Proceeds otherwise payable at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon.  In addition, if you make a request for a Surrender, a Policy loan, or a partial withdrawal, the Net Cash Surrender Value and Loan Account value will be reduced by the amount of any outstanding death benefit lien plus accrued interest.  Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Account value being reduced to zero.

Premiums and Policy loan interest must be paid when due.  However, if requested with the accelerated death benefit claim, future periodic planned premiums and Policy loan interest may be paid automatically through additional accelerated death benefits.

In addition to a Lapse under the applicable provisions of the Policy, the Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at death.

Termination of the ADB Rider.  The ADB Rider will terminate on the earliest of: (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary when the Insurance Proceeds payable at death on such Policy Anniversary is less than or equal to zero.

Additional Insurance Benefit Rider

The Additional Insurance Benefit Rider ("AIB Rider") provides an additional death benefit payable on the death of the Insured without increasing the Policy's Face Amount.  The AIB Rider may not be available in all states.

The additional death benefit under the AIB Rider is:

a.	the Face Amount plus the Rider coverage amount less the Policy's death benefit (if death benefit Option A is in effect); or

b.	the Face Amount plus the Rider coverage amount plus the Policy Account Value less the death benefit (if death benefit Option B is in effect).

Please note the following about the AIB Rider:

♦
The AIB Rider may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse).  The AIB Rider will terminate on the earliest of: (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 100 (80 in New York).

♦
The AIB Rider has a cost of insurance charge that is deducted from the Policy Account Value as part of the Monthly Deduction.  This charge is in addition to the cost of insurance charge assessed on the Policy's net amount at risk.

♦	If you change from death benefit Option A to death benefit Option B, we will first decrease the Policy's Face Amount and then the Rider coverage amount by the Policy Account Value.

♦
If death benefit Option A is in effect and you make a partial withdrawal, we will first decrease the Policy's Face Amount and then the Rider coverage amount by the amount withdrawn (including the partial withdrawal charge).

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♦	The AIB Rider has no cash or loan value.

♦	The AIB Rider has no surrender charge, additional surrender charge, or premium expense charge.

▶
Since there is no surrender charge for decreasing the Rider coverage amount, such a decrease may be less expensive than a decrease of the same size in the Face Amount of the Policy (if the Face Amount decrease would be subject to a surrender charge).  But, continuing coverage on such an increment of Policy Face Amount may have a cost of insurance charge that is higher than the same increment of coverage amount under the Rider.  You should consult your agent before buying an AIB Rider, and before deciding whether to decrease Policy Face Amount or AIB Rider coverage amount.

♦
After the first Policy Year and subject to certain conditions, you may increase or decrease the Rider coverage amount separately from the Policy's Face Amount (and the Policy's Face Amount may be increased or decreased without affecting the Rider coverage amount).

♦
To comply with the maximum premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"), insurance coverage provided by an AIB Rider is treated as part of the Policy's Face Amount (for discussion of the tax status of the Policy, see "Federal Tax Considerations" in the prospectus).

Other Riders

In addition to the Long-Term Care Benefit Riders, Accelerated Death Benefit Rider, and Additional Insurance Benefit Rider, the following Riders are also available under the Policy.  These Riders (which are summarized below) provide fixed benefits that do not vary with the investment performance of the Separate Account.

♦
Change of Insured.  This Rider permits you to change the Insured, subject to certain conditions and Evidence of Insurability.  The Policy's Face Amount will remain the same, and the Monthly Deduction for the cost of insurance and any other benefits provided by Rider will be adjusted for the Attained Age and Premium Class of the new Insured as of the effective date of the change.  As the change of an Insured is generally a taxable event, you should consult a tax adviser before making such a change.

♦
Children’s Term Insurance.  This Rider provides level term insurance on each of the Insured's dependent children, until the earliest of: (1) the first Policy Processing Day after our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; (3) the child's 25th birthday; or (4) the Policy Anniversary nearest the Insured's 65th birthday.  Upon expiration of the term insurance on the life of a child and subject to certain conditions, it may be converted without Evidence of Insurability to a whole life policy providing a level face amount of insurance and a level premium.  The face amount of the new policy may be up to 5 times the amount of the term insurance in force on the expiration date.  The Rider is issued to provide between $5,000 and $15,000 of term insurance on each Insured child.  Each Insured child under this Rider will have the same amount of insurance.  This Rider must be selected at the time of application for the Policy or upon an increase in Face Amount.

♦
Convertible Term Life Insurance.  This Rider provides term insurance on an additional insured ("other insured").  This Rider will terminate on the earliest of: (1) our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the other insured's Attained Age 100 (80 in New York).  If the Policy is extended by the Final Policy Date Extension Rider, this Rider will terminate on the original Final Policy Date.

♦
Disability Waiver Benefit.  This Rider provides that in the event of the Insured's total disability (as defined in the Rider), which begins while the Rider is in effect and which continues for at least 6 months, we will apply a Premium payment to the Policy on each Policy Processing Day during the first 5 Policy Years while the Insured is totally disabled (the amount of the payment will be based on the minimum annual premium).  We will also waive all Monthly Deductions due after the commencement of and during the continuance of the total disability after the first 5 Policy Years.  This Rider terminates on the earliest of: (1) the first Policy Processing Day after our receipt of your Written Notice requesting termination of the Rider; (2) Surrender or other termination of the Policy; or (3) the Policy Anniversary nearest the Insured's Attained Age 60 (except for benefits for a disability which began before that Policy Anniversary).

♦
Disability Waiver of Premium Benefit.  This Rider provides that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, we will apply a Premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.  At the time of application, you select a monthly benefit amount.  This amount is generally intended to reflect the amount of the Premiums expected to be paid monthly.  The monthly benefit amount cannot exceed the lesser of: (1) the planned Premium; (2) 1/12th of the guideline annual premium (defined above); and (3) $2,500.  In the event of the Insured's total disability, the amount of the Premium payment applied on each Policy Processing Day will be the lesser of: (a) the monthly benefit amount; or (b) the monthly average of the Premium payments less partial withdrawals for the Policy since its Policy Date.  You cannot elect this Rider and another disability waiver benefit Rider with the same Policy.

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♦
Final Policy Date Extension.  This Rider extends the Final Policy Date 20 years past the original Final Policy Date.  This benefit may be added only on or after the anniversary nearest the Insured's 90th birthday.  There is no additional charge for this benefit.  The death benefit after the original Final Policy Date will be the Policy Account Value.  All other Riders in effect on the original Final Policy Date will terminate on the original Final Policy Date.  Adding this benefit and/or continuing the Policy beyond the Insured's Attained Age 100 may have tax consequences and you should consult a tax adviser before doing so.

Illustrations

Before you purchase the Policy and after the first Policy Anniversary, upon your request, you may ask for an illustrations of future benefits under the Policy based upon the proposed Insured's Issue Age and Premium Class, the death benefit option, Face Amount, planned periodic Premiums, and Riders requested.  We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

Performance Data

Rating Agencies

Independent financial rating services, including Moody's, Standard & Poor's, and A.M. Best Company rank and rate us.  The purpose of these ratings is to reflect our financial strength or claims-paying ability.  The ratings are not intended to reflect the investment experience or financial strength of the Variable Account.  We may advertise these ratings from time to time.  In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties that recommend the Policies or us.  Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields

We may advertise the "yield" and "effective yield" for the Money Market Subaccount.  Yield and effective yield are annualized, which means that it is assumed that the Portfolio generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the Portfolio's units.  The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC.  Thus, effective yield will be slightly higher than yield due to the compounding.

Historical Performance of the Subaccounts

We will advertise historical performance of the Subaccounts in accordance with SEC prescribed calculations.  Please note that performance information is annualized.  However, if a Subaccount has been available in the Variable Account for less than one year, the performance information for that Subaccount is not annualized.  Performance information is based on historical earnings and is not intended to predict or project future results.

Standard & Poor’s

"Standard & Poor's®," "S&P®," "S&P 500®," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by NLICA and the Nationwide Variable Insurance Trust.  Neither the Policy nor the S&P 500 Index Fund is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

S&P makes no representation or warranty, express or implied, to the Owners of the Policy and the S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in the Policy and the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance.  S&P's only relationship to NLICA and Nationwide Variable Insurance Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to NLICA, Nationwide Variable Insurance Trust, the Policy, or the S&P 500 Index Fund.  S&P has no obligation to take the needs of NLICA, Nationwide Variable Insurance Trust, or the Owners of the Policy or the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index.  S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the S&P 500 Index Fund or the timing of the issuance or sale of the Policy or the S&P 500 Index Fund or in the determination or calculation of the equation by which the Policy or the S&P 500 Index Fund are to be converted into cash.  S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy or the S&P 500 Index Fund.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein.  S&P makes no warranty, express or implied, as to results to be obtained by NLICA, Nationwide Variable Insurance Trust, Owners of the Policy and the S&P 500 Index Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein.  S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to

13

the S&P 500 Index or any data included therein.  Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Additional Information

Potential Conflicts of Interest

In addition to the Separate Account, the Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans.  It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Portfolios simultaneously.  Although neither we nor the Portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each Portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take.  This action could include the sale of Portfolio shares by one or more of the separate accounts, which could have adverse consequences.  Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a Portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The Portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code.  As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans.  In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Portfolio as an investment option under the Policies or replacing the Portfolio with another portfolio.

Policies Issued in Conjunction with Employee Benefit Plans

Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.  For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB.  Under these tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class.  Illustrations reflecting the Premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies.  There is no provision for misstatement of sex in the EBS Policies.  Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female Insureds.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex.  In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983.  Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date.  In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances.  The Policies, other than Policies issued in states that require "unisex" policies (currently Montana) and EBS Policies, are based upon actuarial tables that distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age.  Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

Safekeeping of Account Assets

We hold the Separate Account's assets physically segregated and apart from the general account.  We maintain records of all purchases and sale of Portfolio shares by each of the Subaccounts.  A fidelity bond in the amount of $25 million per occurrence and $50 million in the aggregate covering our officers and employees has been issued by Fidelity and Deposit Insurance Company (a division of Zurich American Insurance Company).

Reports to Owners

At least once each year, we will send you a report showing the following information as of the end of the report period:

✓	the current Policy Account Value, Guaranteed Account value, Subaccount values, and Loan Account value;

✓	the current Net Cash Surrender Value;

✓	the current death benefit;

14

✓	the current amount of any Indebtedness;

✓	any activity since the last report (e.g., Premiums paid, partial withdrawals, charges and deductions); and

✓	any other information required by law.

We currently send these reports quarterly.  In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (excluding automatic rebalancing), the taking of a loan, the repayment of a loan, a partial withdrawal, and the payment of any Premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee.  We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each Portfolio in which you are invested.

Records

We will maintain all records relating to the Separate Account and the Guaranteed Account at our Service Center.

Experts

The consolidated financial statements and schedules of Nationwide Life Insurance Company of America and subsidiaries as of December 31, 2007 and 2006, and for each of the years in the three-year period ended December 31, 2007, and the financial statements of Nationwide Provident VLI Separate Account 1 as of December 31, 2007 and for the years ended December 31, 2007 and 2006 and the financial highlights for each of the years in the five year period ended December 31, 2007 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  KPMG LLP is located at 1601 Market Street, Philadelphia, PA 19103.

Actuarial matters included in the prospectus and/or SAI have been examined by Edward J. Zapisek, FSA, MAAA, Vice President and Actuary of NLICA.

Additional Information about the Company

We are a stock life insurance company chartered by the Commonwealth of Pennsylvania in 1865.  We are subject to regulation by the Insurance Department of the Commonwealth of Pennsylvania, as well as by the insurance departments of all other states and jurisdictions in which we do business.  We are engaged in the business of issuing life insurance policies and annuity contracts, and we are currently licensed to do business in 50 states, Puerto Rico, and the District of Columbia.

On October 1, 2002, NLICA (formerly Provident Mutual Life Insurance Company) converted from a mutual insurance company to a stock insurance company and became a wholly owned subsidiary of Nationwide Financial Services, Inc. ("Nationwide Financial"), pursuant to the terms of a sponsored demutualization.  Nationwide Financial, a company whose Class A shares of common stock are traded on the New York Stock Exchange, is an indirect majority-owned subsidiary of Nationwide Corporation, and is the holding company of Nationwide Life Insurance Company and other companies that comprise the retirement savings operations of the Nationwide group of companies.

We submit annual statements on our operations and finances to insurance officials in all states and jurisdictions in which we do business.  We have filed the Policy with insurance officials in those jurisdictions in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Additional Information about the Separate Account

On October 1, 2002, in connection with the sponsored demutualization (whereby Provident Mutual Life Insurance Company converted from a mutual insurance company to a stock insurance company, became a wholly-owned subsidiary of Nationwide Financial, and changed its name to Nationwide Life Insurance Company of America), Provident Mutual Variable Life Separate Account changed its name to Nationwide Provident VLI Separate Account 1.

Other Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies.  Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI.  Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries.  For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, DC 20549.

15

Financial Statements

All financial statements included in this SAI should be considered only as bearing on our ability to meet our obligations under the Contracts.  They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Nationwide Life Insurance Company of
America and Policyholders of Nationwide Provident VLI Separate Account 1:
We have audited the accompanying statements of assets and liabilities of Nationwide Provident VLI Separate Account 1 (comprised of the sub-accounts listed in note 1) (collectively, the Account) as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2007 and 2006 and the financial highlights for each of the years in the five year period ended December 31, 2007. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts in the Account as of December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for the years ended December 31, 2007 and 2006 and the financial highlights for each of the years in the five year period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.
/s/ KPMG LLP
Philadelphia, PA
April 25, 2008

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statement of Assets and Liabilities, December 31, 2007

	Shares	Cost	Fair Value

Nationwide Variable Insurance Trust:
Nationwide NVIT Nationwide Fund — Class IV	11,281,119	$141,567,839	$153,310,410
Nationwide NVIT Money Market Fund — Class IV	59,805,054	$59,805,054	$59,805,054
Nationwide NVIT Government Bond Fund — Class IV	2,230,914	$26,205,854	$25,945,529
JP Morgan NVIT Balanced Fund — Class IV	3,592,874	$36,889,766	$39,341,970
Nationwide NVIT Mid Cap Growth Fund — Class IV	2,235,233	$45,521,406	$72,823,906
Nationwide NVIT International Value Fund Class IV	2,544,255	$32,759,523	$44,448,128
Nationwide NVIT Growth Fund — Class IV	1,908,081	$18,942,546	$27,667,178
Van Kampen NVIT Comstock Value Fund — Class IV	2,473,992	$25,665,921	$28,450,905
Nationwide Multi-Manager NVIT Small Company Fund — Class IV	1,345,851	$32,668,597	$29,891,343
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class IV	3,023,749	$33,191,940	$29,874,637
Nationwide NVIT S&P 500 Index Fund — Class IV	19,243,931	$166,554,452	$196,672,973
Nationwide NVIT Government Bond Fund — Class I	52,903	$608,602	$615,258
Nationwide NVIT Investor Destinations Aggressive Fund — Class II	418,892	$5,384,608	$5,696,927
Nationwide NVIT Investor Destinations Conservative Fund — Class II	49,769	$523,572	$517,592
Nationwide NVIT Investor Destinations Moderate Fund — Class II	1,337,265	$15,621,578	$16,635,579
Nationwide NVIT Investor Destinations Moderately Aggressive Fund — Class II	2,088,632	$25,642,153	$27,862,357
Nationwide NVIT Investor Destinations Moderately Conservative Fund — Class II	188,310	$2,122,985	$2,137,316
Gartmore NVIT Emerging Markets Fund — Class I	115,631	$1,898,541	$2,614,415
Nationwide NVIT Mid Cap Index Fund — Class I	227,537	$3,984,322	$4,364,161
Federated NVIT High Income Bond Fund — Class I	82,555	$658,507	$630,719
Nationwide NVIT Global Financial Services Fund — Class I	26,860	$358,588	$292,500
Nationwide NVIT Global Health Sciences Fund — Class I	47,580	$521,666	$560,021
Nationwide NVIT Global Technology and Communications Fund — Class I	85,938	$400,270	$441,721
Gartmore NVIT Global Utilities Fund — Class I	71,481	$915,723	$876,351
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class I	117,419	$2,035,944	$2,114,712
Nationwide NVIT U.S. Growth Leaders Fund — Class I	171,014	$1,877,618	$2,207,796
Van Kampen NVIT Multi Sector Bond Fund — Class I	191,817	$1,895,033	$1,891,316
Nationwide NVIT International Value Fund — Class III	1,680,984	$27,714,501	$29,299,544
Gartmore NVIT Emerging Markets Fund — Class III	306,252	$5,302,171	$6,918,226
Nationwide NVIT Global Financial Services Fund — Class III	37,138	$486,898	$404,436
Nationwide NVIT Global Health Sciences Fund — Class III	46,960	$507,825	$554,132
Nationwide NVIT Global Technology and Communications Fund — Class III	111,624	$532,440	$578,214
Gartmore NVIT Global Utilities Fund — Class III	178,509	$2,251,565	$2,195,666
Federated NVIT High Income Bond Fund — Class III	146,760	$1,157,901	$1,119,780
American Funds NVIT Asset Allocation Fund — Class II	5,970	$114,988	$115,513
American Funds NVIT Bond Fund — Class II	27,708	$329,088	$310,881
American Funds NVIT Global Growth Fund — Class II	17,140	$424,433	$447,016
American Funds NVIT Growth Fund — Class II	4,026	$270,497	$290,508
American Funds NVIT Growth — Income Fund — Class II	1,667	$74,921	$72,611
Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Portfolio: Initial Class	6,430,718	$150,693,866	$153,758,461
Fidelity VIP Growth Portfolio: Initial Class	4,519,452	$171,816,140	$203,917,683
Fidelity VIP High Income Portfolio: Initial Class	2,399,619	$15,387,432	$14,349,723
Fidelity VIP Overseas Portfolio: Initial Class	1,495,641	$22,427,564	$37,869,634
Fidelity VIP Overseas Portfolio: Initial Class R	1,292,239	$25,002,443	$32,654,873
Fidelity VIP Equity-Income Portfolio: Service Class	159,390	$4,030,410	$3,796,681
Fidelity VIP Growth Portfolio: Service Class	57,040	$1,968,902	$2,566,211
Fidelity VIP Overseas Portfolio: Service Class	9,414	$159,350	$237,422
Fidelity VIP Overseas Portfolio: Service Class R	89,498	$1,904,387	$2,254,449
VIP High Income Portfolio — Initial Class R	569,540	$3,589,845	$3,394,460

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statement of Assets and Liabilities, December 31, 2007 — continued

	Shares	Cost	Fair Value

Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Asset Manager Portfolio: Initial Class	2,752,583	$39,626,813	$45,610,303
Fidelity VIP II Investment Grade Bond Portfolio: Initial Class	3,655,690	$46,977,213	$46,646,606
Fidelity VIP II Contrafund Portfolio: Initial Class	5,623,386	$143,480,750	$156,892,456
Fidelity VIP II Investment Grade Bond Portfolio: Service Class	100,279	$1,256,668	$1,270,539
Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Mid Cap Portfolio: Service Class	458,030	$14,564,001	$16,479,933
Fidelity VIP III Value Strategies Portfolio: Service Class	218,660	$2,841,018	$2,742,001
Fidelity Variable Insurance Products Fund IV:
Fidelity VIP IV Energy Portfolio: Service Class 2	73,132	$1,581,793	$1,933,610
Fidelity VIP IV Freedom Fund 2010 Portfolio — Service Class	46,283	$539,578	$553,084
Fidelity VIP IV Freedom Fund 2020 Portfolio — Service Class	69,629	$831,514	$878,717
Fidelity VIP IV Freedom Fund 2030 Portfolio — Service Class	88,232	$1,143,338	$1,147,892
Lehman Brothers Advisers Management Trust:
Lehman Brothers AMT Short Duration Bond Portfolio — I Class	1,129,057	$14,794,399	$14,677,747
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Partners Portfolio I Class	1,652,612	$28,180,212	$34,324,744
Neuberger Berman AMT Fasciano Portfolio — S Class	71,319	$1,007,594	$1,034,131
Neuberger Berman AMT Mid Cap Growth Portfolio — I Class	54,017	$1,355,882	$1,539,471
Neuberger Berman AMT Socially Responsive Portfolio — I Class	61,436	$993,045	$1,100,320
Neuberger Berman AMT International Portfolio — S Class	77,694	$1,103,500	$1,057,409
Neuberger Berman AMT Regency Portfolio — S Class	12,685	$220,961	$220,338
Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Fund: Initial Class	396,417	$4,713,135	$4,804,569
Van Eck Worldwide Hard Assets Fund: Initial Class	238,015	$5,360,353	$9,803,836
Van Eck Worldwide Emerging Markets Fund: Initial Class	1,155,453	$17,124,799	$32,029,164
Van Eck Worldwide Real Estate Portfolio: Initial Class	274,232	$4,136,608	$4,631,774
Van Eck Worldwide Bond Fund: Class R	331,694	$3,907,269	$4,016,820
Van Eck Worldwide Hard Assets Fund: Class R	270,648	$8,024,662	$11,145,291
Van Eck Worldwide Emerging Markets Fund: Class R	718,683	$13,722,052	$19,893,156
Van Eck Worldwide Real Estate Portfolio: Class R	393,821	$6,706,905	$6,616,197
The Alger American Fund:
Alger American Small Capitalization Portfolio: Class O Shares	1,185,007	$19,303,408	$39,484,428
Wells Fargo Advantage Variable Trust Funds:
Wells Fargo Advantage VT Discovery Fund	590,550	$7,753,778	$11,875,966
Wells Fargo VT Opportunity Fund — Investor Class	392,716	$7,537,804	$8,651,528
Dreyfus Variable Investment Fund:
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	103,581	$3,884,161	$4,646,628
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	4,548	$184,985	$147,091
Dreyfus Investment Portfolios:
Dreyfus Investment Portfolios — Small Cap Stock Index Portfolio: Service Shares	384,671	$6,438,025	$6,785,604
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund, Inc.: Initial Shares	298,090	$9,711,080	$11,148,576

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statement of Assets and Liabilities, December 31, 2007 — continued

	Shares	Cost	Fair Value

American Century Variable Portfolios, Inc.:
American Century VP International Fund: Class I	100,977	$813,240	$1,197,585
American Century VP Ultra Fund: Class I	192,911	$1,985,769	$2,343,869
American Century VP Value Fund: Class I	1,097,971	$8,764,085	$8,201,846
American Century VP Income and Growth Fund: Class I	217,466	$1,687,094	$1,839,758
American Century VP International Fund: Class III	211,824	$1,882,058	$2,512,238
American Century VP Mid Cap Value Fund: Class I	34,822	$479,571	$450,600
American Century VP Vista Fund: Class I	23,866	$489,333	$525,051
American Century Variable Portfolios II, Inc.:
American Century VP Inflation Protection Fund: Class II	175,763	$1,805,915	$1,854,300
Janus Aspen Series:
Janus Aspen Series — Forty Portfolio — Service Shares	102,703	$2,963,343	$4,190,275
Janus Aspen Series — International Growth Portfolio: Service Shares	61,366	$2,877,280	$3,958,722
Janus Aspen Series — Global Technology Portfolio: Service Shares	46,185	$178,946	$239,238
Janus Aspen Series — Balanced Portfolio: Service Shares	33,210	$919,262	$1,032,180
Janus Aspen Series — INTECH Risk-Managed Core Portfolio: Service Shares	18,325	$242,834	$243,540
Janus Aspen Series — International Growth Portfolio: Service II Shares	103,958	$5,184,830	$6,734,386
Janus Aspen Series — Global Technology Portfolio: Service II Shares	131,291	$639,979	$693,218
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/ VA: Non-Service Shares	130,723	$4,960,116	$6,167,528
Oppenheimer Global Securities Fund/ VA: Non-Service Shares	83,505	$2,520,241	$3,056,277
Oppenheimer Main Street Fund/ VA: Non-Service Shares	149,747	$3,259,044	$3,835,029
Oppenheimer High Income Fund/ VA: Non-Service Shares	95,311	$787,077	$757,725
Oppenheimer Main Street Small Cap Fund/ VA: Non-Service Shares	140,401	$2,503,275	$2,555,295
Oppenheimer Global Securities Fund/ VA: Class 3	301,184	$9,794,266	$11,089,592
Oppenheimer High Income Fund/ VA: Class 3	33,985	$274,068	$271,204
AIM Variable Insurance Funds, Inc.:
AIM V.I. Basic Value Fund: Series I Shares	239,452	$2,929,474	$3,048,226
AIM V.I. Capital Appreciation Fund: Series I Shares	13,302	$345,729	$390,673
AIM V.I. Capital Development Fund: Series I Shares	45,838	$816,586	$864,055
Federated Insurance Series:
Federated Quality Bond Fund II: Primary Shares	261,696	$2,908,593	$2,967,637
Federated American Leaders Fund II: Primary Shares	5,298	$103,614	$90,748
Federated Capital Appreciation Fund II: Primary Shares	16,975	$107,001	$125,444
Franklin Templeton Variable Insurance Products Trust:
Franklin Templeton VIP Franklin Small Cap Value Securities Fund: Class 1	470,498	$7,888,771	$8,177,259
Franklin Templeton VIP Franklin Rising Dividends Securities Fund: Class 1	504,598	$9,889,955	$9,895,176
Franklin Templeton VIP Templeton Foreign Securities Fund: Class 1	104,847	$1,586,290	$2,157,744
Franklin Templeton VIP Templeton Developing Markets Securities Fund — Class 3	171,242	$2,405,183	$2,733,023
Franklin Templeton VIP Templeton Global Income Securities Fund — Class 3	53,043	$820,452	$886,357
AllianceBernstein Variable Products Series Fund Inc:
AllianceBernstein Growth and Income Portfolio: Class A	149,735	$3,737,485	$4,015,894
AllianceBernstein Small / Mid Cap Value Portfolio: Class A	190,713	$3,388,682	$3,263,107
MFS Variable Insurance Trust:
MFS Investors Growth Stock Series: Initial Class	72,980	$714,566	$862,624
MFS Value Series: Initial Class	283,147	$3,863,931	$4,317,987
Putnam Variable Trust:
Putnam VT Growth & Income Fund: Class IB	17,509	$460,344	$404,797
Putnam VT International Equity Fund: Class IB	15,296	$261,254	$290,016
Putnam VT Voyager Fund: Class IB	15,598	$432,223	$494,910

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statement of Assets and Liabilities, December 31, 2007 — continued

	Shares	Cost	Fair Value

Vanguard Variable Insurance Fund:
Vanguard Equity Income Portfolio	111,315	$2,115,348	$2,202,932
Vanguard Total Bond Market Index Portfolio	107,263	$1,192,082	$1,237,817
Vanguard High Yield Bond Portfolio	101,832	$851,967	$836,044
Vanguard Mid Cap Index Portfolio	173,694	$3,123,908	$3,227,229
Van Kampen — The Universal Institutional Funds, Inc.:
Van Kampen Core Plus Fixed Income Portfolio: Class I	135,079	$1,545,034	$1,564,211
Van Kampen Emerging Markets Debt Portfolio: Class I	54,825	$473,620	$467,661
Van Kampen U.S. Real Estate Portfolio: Class I	263,717	$6,574,061	$5,814,951
T Rowe Price:
T Rowe Price Blue Chip Growth Portfolio — Class II	187,511	$1,954,679	$2,193,876
T Rowe Price Equity Income Portfolio — Class II	103,042	$2,507,101	$2,436,945
T Rowe Price Limited Term Bond Portfolio — Class II	81,457	$397,759	$403,214

Total Investments			$1,907,706,840
Accounts Receivable			—

Total Assets			$1,907,706,840
Accounts Payable			154,692

Net Assets			$1,907,552,148

Policyholders’ Equity			$1,906,961,376
Attributable to Nationwide Life Insurance Company of America			590,772

			$1,907,552,148

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1
of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007

										Nationwide	Nationwide			Nationwide
			Nationwide	Nationwide					Van Kampen	Multi-	Multi-		Nationwide	NVIT
		Nationwide	NVIT	NVIT	JP Morgan	Nationwide	Nationwide	Nationwide	NVIT	Manager	Manager	Nationwide	NVIT	Investor
		NVIT	Money	Government	NVIT	NVIT Mid	NVIT	NVIT	Comstock	NVIT Small	NVIT Small	NVIT S&P	Government	Destinations
		Nationwide	Market	Bond	Balanced	Cap Growth	International	Growth	Value	Company	Cap Growth	500 Index	Bond	Aggressive
		Fund —	Fund —	Fund —	Fund —	Fund —	Value Fund	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund
	Total	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class I	Class II

Investment Income
Dividends	$32,651,528	$1,645,263	$2,892,862	$1,134,948	$867,308	—	$1,023,383	$50,311	$544,326	$34,458	$404,784	$3,266,753	$26,226	$103,205
Expenses
Mortality and expense risks	12,627,645	922,430	403,099	163,085	243,161	$485,698	311,893	183,967	214,058	214,902	236,520	1,370,717	4,347	36,948
Investment Expense	22,409	—	—	—	—	—	—	—	—	—	—	—	—	—

Total expenses	12,650,054	922,430	403,099	163,085	243,161	485,698	311,893	183,967	214,058	214,902	236,520	1,370,717	4,347	36,948

Net investment income (loss)	20,001,474	722,833	2,489,763	971,863	624,147	(485,698)	711,490	(133,656)	330,268	(180,444)	168,264	1,896,036	21,879	66,257

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	105,896,847	7,391,009	—	—	1,079,491	—	3,274,000	—	1,309,172	4,140,439	4,324,996	—	—	160,642
Net realized (loss) gain from redemption of investment shares	35,715,544	974,767	—	(254,089)	302,778	1,894,148	2,218,804	689,874	1,664,140	(744,260)	1,598,252	706,632	(2,254)	192,672

Net realized (loss) gain on investments	141,612,391	8,365,776	—	(254,089)	1,382,269	1,894,148	5,492,804	689,874	2,973,312	3,396,179	5,923,248	706,632	(2,254)	353,314

Net unrealized appreciation (depreciation) of investments:
Beginning of year	236,867,072	9,534,021	—	(1,173,355)	2,916,116	22,802,521	16,638,762	4,596,574	6,829,324	(92,266)	5,188,796	23,703,183	(9,745)	489,028
End of year	249,922,045	11,742,571	—	(260,325)	2,452,204	27,302,500	11,688,605	8,724,632	2,784,984	(2,777,254)	(3,317,303)	30,118,521	6,656	312,319

Net unrealized appreciation (depreciation) during the year	13,054,973	2,208,550	—	913,030	(463,912)	4,499,979	(4,950,157)	4,128,058	(4,044,340)	(2,684,988)	(8,506,099)	6,415,338	16,401	(176,709)

Net realized and unrealized gain (loss) on investments	154,667,364	10,574,326	—	658,941	918,357	6,394,127	542,647	4,817,932	(1,071,028)	711,191	(2,582,851)	7,121,970	14,147	176,605

Net increase in net assets resulting from operations	$174,668,838	$11,297,159	$2,489,763	$1,630,804	$1,542,504	$5,908,429	$1,254,137	$4,684,276	$(740,760)	$530,747	$(2,414,587)	$9,018,006	$36,026	$242,862

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

			Nationwide	Nationwide								Nationwide
	Nationwide	Nationwide	NVIT	NVIT			Federated	Nationwide	Nationwide			Multi-
	NVIT	NVIT	Investor	Investor	Gartmore	Nationwide	NVIT	NVIT	NVIT			Manager	Nationwide	Van
	Investor	Investor	Destinations	Destinations	NVIT	NVIT	High	Global	Global	Nationwide	Gartmore	NVIT	NVIT U.S.	Kampen
	Destinations	Destinations	Moderately	Moderately	Emerging	Mid Cap	Income	Financial	Health	NVIT Global	NVIT Global	Small Cap	Growth	NVIT Multi
	Conservative	Moderate	Aggressive	Conservative	Markets	Index	Bond	Services	Sciences	Technology and	Utilities	Growth	Leaders	Sector Bond
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Communications	Fund —	Fund —	Fund —	Fund —
	Class II	Class II	Class II	Class II	Class I	Class I	Class I	Class I	Class I	Fund — Class I	Class I	Class I	Class I	Class I

Investment Income
Dividends	$20,991	$409,991	$581,921	$55,467	$14,220	$59,110	$54,915	$10,980	$500	—	$20,695	—	—	$75,796
Expenses
Mortality and expense risks	3,985	108,839	179,893	12,057	12,790	31,032	5,290	2,825	5,117	$2,037	4,903	$11,166	$15,140	13,060
Investment Expense	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total expenses	3,985	108,839	179,893	12,057	12,790	31,032	5,290	2,825	5,117	2,037	4,903	11,166	15,140	13,060

Net investment income (loss)	17,006	301,152	402,028	43,410	1,430	28,078	49,625	8,155	(4,617)	(2,037)	15,792	(11,166)	(15,140)	62,736

Net Realized and Unrealized Gain(Loss) on Investments
Realized gain distributions reinvested	10,723	227,938	479,183	46,354	195,036	124,120	—	46,760	12,463	—	164,245	—	—	97
Net realized (loss) gain from redemption of investment shares	11,701	166,284	241,768	26,389	194,297	113,083	(9,489)	18,488	56,180	22,971	46,692	67,187	19,948	4,507

Net realized (loss) gain on investments	22,424	394,222	720,951	72,743	389,333	237,203	(9,489)	65,248	68,643	22,971	210,937	67,187	19,948	4,604

Net unrealized appreciation (depreciation) of investments:
Beginning of year	4,155	1,059,652	2,176,016	58,610	396,552	378,670	(8,106)	4,329	569	16,116	57,321	45,491	(79,951)	(7,940)
End of year	(5,980)	1,014,001	2,220,204	14,331	715,874	379,840	(27,788)	(66,088)	38,355	41,451	(39,372)	78,768	330,178	(3,717)

Net unrealized appreciation (depreciation) during the year	(10,135)	(45,651)	44,188	(44,279)	319,322	1,170	(19,682)	(70,417)	37,786	25,335	(96,693)	33,277	410,129	4,223

Net realized and unrealized gain (loss) on investments	12,289	348,571	765,139	28,464	708,655	238,373	(29,171)	(5,169)	106,429	48,306	114,244	100,464	430,077	8,827

Net increase in net assets resulting from operations	$29,295	$649,723	$1,167,167	$71,874	$710,085	$266,451	$20,454	$2,986	$101,812	$46,269	$130,036	$89,298	$414,937	$71,563

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

			Nationwide	Nationwide			Federated	American		American		American
	Nationwide	Gartmore	NVIT	NVIT	Nationwide	Gartmore	NVIT	Funds	American	Funds	American	Funds
	NVIT	NVIT	Global	Global	NVIT Global	NVIT	High	NVIT	Funds	NVIT	Funds	NVIT	Fidelity VIP
	International	Emerging	Financial	Health	Technology and	Global	Income	Asset	NVIT	Global	NVIT	Growth —	Equity-	Fidelity VIP
	Value	Markets	Services	Sciences	Communications	Utilities	Bond	Allocation	Bond	Growth	Growth	Income	Income	Growth
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Portfolio:	Portfolio:
	Class III	Class III	Class III	Class III	Class III	Class III	Class III	Class II	Class II	Class II	Class II	Class II	Initial Class	Initial Class

Investment Income
Dividends	$662,867	$38,214	$14,057	$422	—	$48,167	$79,158	$2,012	$21,066	$9,732	$1,431	$951	$2,903,769	$1,578,965
Expenses
Mortality and expense risks	212,465	37,413	2,885	4,020	$4,275	13,349	7,347	457	1,496	2,189	1,469	240	1,076,659	1,261,914
Investment Expense	2,835	4,027	33	18	754	155	—	—	—	—	—	—	—	—

Total expenses	215,300	41,440	2,918	4,038	5,029	13,504	7,347	457	1,496	2,189	1,469	240	1,076,659	1,261,914

Net investment income (loss)	447,567	(3,226)	11,139	(3,616)	(5,029)	34,663	71,811	1,555	19,570	7,543	(38)	711	1,827,110	317,051

Net Realized and Unrealized Gain(Loss) on Investments
Realized gain distributions reinvested	2,270,432	538,045	58,336	10,989	—	392,756	—	19	—	—	56	—	12,804,810	168,590
Net realized (loss) gain from redemption of investment shares	1,643,986	659,028	(4,899)	3,363	113,688	174,634	(295)	703	130	2,220	2,773	3	1,903,267	(4,214,021)

Net realized (loss) gain on investments	3,914,418	1,197,073	53,437	14,352	113,688	567,390	(295)	722	130	2,220	2,829	3	14,708,077	(4,045,431)

Net unrealized appreciation (depreciation) of investments:
Beginning of year	5,220,580	900,693	(9,604)	(5,990)	46,910	210,958	10,577	1,310	370	2,998	5,747	—	17,765,398	(15,677,927)
End of year	1,585,043	1,616,055	(82,462)	46,307	45,774	(55,899)	(38,121)	525	(18,207)	22,583	20,011	(2,310)	3,064,595	32,101,543

Net unrealized appreciation (depreciation) during the year	(3,635,537)	715,362	(72,858)	52,297	(1,136)	(266,857)	(48,698)	(785)	(18,577)	19,585	14,264	(2,310)	(14,700,803)	47,779,470

Net realized and unrealized gain (loss) on investments	278,881	1,912,435	(19,421)	66,649	112,552	300,533	(48,993)	(63)	(18,447)	21,805	17,093	(2,307)	7,274	43,734,039

Net increase in net assets resulting from operations	$726,448	$1,909,209	$(8,282)	$63,033	$107,523	$335,196	$22,818	$1,492	$1,123	$29,348	$17,055	$(1,596)	$1,834,384	$44,051,090

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

										Fidelity		Fidelity
				Fidelity					Fidelity	VIP II		VIP II		Fidelity
			Fidelity	VIP	Fidelity	Fidelity	Fidelity		VIP II	Investment		Investment	Fidelity	VIP III
	Fidelity VIP		VIP	Equity-	VIP	VIP	VIP	VIP High	Asset	Grade	Fidelity	Grade	VIP III	Value
	High	Fidelity VIP	Overseas	Income	Growth	Overseas	Overseas	Income	Manager	Bond	VIP II	Bond	Mid Cap	Strategies
	Income	Overseas	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio —	Portfolio:	Portfolio:	Contrafund	Portfolio:	Portfolio:	Portfolio:
	Portfolio:	Portfolio:	Initial	Service	Service	Service	Service	Initial	Initial	Initial	Portfolio:	Service	Service	Service
	Initial Class	Initial Class	Class R	Class	Class	Class	Class R	Class R	Class	Class	Initial Class	Class	Class	Class

Investment Income
Dividends	$1,287,924	$1,261,033	$1,023,336	$66,562	$13,364	$7,324	$62,553	$198,419	$2,685,807	$2,116,434	$1,417,895	$49,864	$113,949	$23,985
Expenses
Mortality and expense risks	114,562	247,526	208,087	27,218	17,042	1,755	14,341	6,827	286,506	334,351	1,006,509	9,204	110,405	20,476
Investment Expense	—	—	5,781	—	—	—	2	1,806	—	—	—	—	—	—

Total expenses	114,562	247,526	213,868	27,218	17,042	1,755	14,343	8,633	286,506	334,351	1,006,509	9,204	110,405	20,476

Net investment income (loss)	1,173,362	1,013,507	809,468	39,344	(3,678)	5,569	48,210	189,786	2,399,301	1,782,083	411,386	40,660	3,544	3,509

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	—	2,565,087	1,907,697	312,983	2,161	15,437	112,673	—	1,212,349	—	37,853,712	—	1,373,055	282,599
Net realized (loss) gain from redemption of investment shares	(225,406)	1,907,183	1,287,072	49,872	95,612	9,402	70,887	(10,139)	(139,692)	(265,115)	3,417,778	(13,525)	592,255	7,269

Net realized (loss) gain on investments	(225,406)	4,472,270	3,194,769	362,855	97,773	24,839	183,560	(10,139)	1,072,657	(265,115)	41,271,490	(13,525)	1,965,310	289,868

Net unrealized appreciation (depreciation) of investments:
Beginning of year	(491,909)	15,033,296	7,042,654	165,414	166,739	73,188	303,720	—	3,404,608	(504,233)	31,787,716	(1,306)	1,762,375	92,801
End of year	(1,037,709)	15,442,070	7,652,430	(233,729)	597,309	78,072	350,062	(195,385)	5,983,490	(330,607)	13,411,706	13,871	1,915,932	(99,017)

Net unrealized appreciation (depreciation) during the year	(545,800)	408,774	609,776	(399,143)	430,570	4,884	46,342	(195,385)	2,578,882	173,626	(18,376,010)	15,177	153,557	(191,818)

Net realized and unrealized gain (loss) on investments	(771,206)	4,881,044	3,804,545	(36,288)	528,343	29,723	229,902	(205,524)	3,651,539	(91,489)	22,895,480	1,652	2,118,867	98,050

Net increase in net assets resulting from operations	$402,156	$5,894,551	$4,614,013	$3,056	$524,665	$35,292	$278,112	$(15,738)	$6,050,840	$1,690,594	$23,306,866	$42,312	$2,122,411	$101,559

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

		Fidelity	Fidelity	Fidelity	Lehman			Neuberger	Neuberger				Van Eck
	Fidelity	VIP IV	VIP IV	VIP IV	Brothers	Neuberger	Neuberger	Berman	Berman	Neuberger	Neuberger	Van Eck	Worldwide	Van Eck
	VIP IV	Freedom	Freedom	Freedom	AMT Short	Berman	Berman	AMT Mid	AMT	Berman	Berman	Worldwide	Hard	Worldwide
	Energy	Fund 2010	Fund 2020	Fund 2030	Duration	AMT	AMT	Cap	Socially	AMT	AMT	Bond	Assets	Emerging
	Portfolio:	Portfolio —	Portfolio —	Portfolio —	Bond	Partners	Fasciano	Growth	Responsive	International	Regency	Fund:	Fund:	Markets
	Service	Service	Service	Service	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Initial	Initial	Fund:
	Class 2	Class	Class	Class	I Class	I Class	S Class	I Class	I Class	S Class	S Class	Class	Class	Initial Class

Investment Income
Dividends	$1,698	$13,005	$19,350	$22,898	$405,758	$218,613	—	—	$934	$17,370	$802	$287,527	$11,298	$131,508
Expenses
Mortality and expense risks	9,511	2,492	5,475	5,820	99,796	222,233	$7,253	$7,936	7,207	4,421	1,227	30,147	56,552	195,584
Investment Expense	84	—	—	—	—	—	—	—	—	—	—	—	—	—

Total expenses	9,595	2,492	5,475	5,820	99,796	222,233	7,253	7,936	7,207	4,421	1,227	30,147	56,552	195,584

Net investment income (loss)	(7,897)	10,513	13,875	17,078	305,962	(3,620)	(7,253)	(7,936)	(6,273)	12,949	(425)	257,380	(45,254)	(64,076)

Net Realized and Unrealized Gain(Loss) on Investments
Realized gain distributions reinvested	78,157	11,161	28,650	36,638	—	3,421,017	7,823	—	3,514	59,754	5,202	—	1,102,178	5,194,560
Net realized (loss) gain from redemption of investment shares	(42,803)	2,865	19,960	32,847	(79,063)	1,179,295	33,198	135,281	49,466	15,500	1,438	(5,459)	1,594,124	3,641,824

Net realized (loss) gain on investments	35,354	14,026	48,610	69,485	(79,063)	4,600,312	41,021	135,281	52,980	75,254	6,640	(5,459)	2,696,302	8,836,384

Net unrealized appreciation (depreciation) of investments:
Beginning of year	(104,008)	15,222	46,373	15,521	(481,205)	7,869,689	62,081	125,154	85,910	56,198	1,480	(62,761)	3,793,668	14,205,863
End of year	351,817	13,506	47,203	4,554	(116,652)	6,144,532	26,537	183,589	107,275	(46,091)	(623)	91,434	4,443,483	14,904,365

Net unrealized appreciation (depreciation) during the year	455,825	(1,716)	830	(10,967)	364,553	(1,725,157)	(35,544)	58,435	21,365	(102,289)	(2,103)	154,195	649,815	698,502

Net realized and unrealized gain (loss) on investments	491,179	12,310	49,440	58,518	285,490	2,875,155	5,477	193,716	74,345	(27,035)	4,537	148,736	3,346,117	9,534,886

Net increase in net assets resulting from operations	$483,282	$22,823	$63,315	$75,596	$591,452	$2,871,535	$(1,776)	$185,780	$68,072	$(14,086)	$4,112	$406,116	$3,300,863	$9,470,810

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

										Dreyfus	Dreyfus
										Variable	Investment
	Van Eck					Alger			Dreyfus	Investment	Portfolios —
	Worldwide		Van Eck	Van Eck	Van Eck	American	Wells	Wells	Variable	Fund —	Small Cap	Dreyfus
	Real	Van Eck	Worldwide	Worldwide	Worldwide	Small	Fargo	Fargo VT	Investment	Developing	Stock	Stock	American	American
	Estate	Worldwide	Hard	Emerging	Real	Capitalization	Advantage	Opportunity	Fund —	Leaders	Index	Index	Century VP	Century
	Portfolio:	Bond	Assets	Markets	Estate	Portfolio:	VT	Fund —	Appreciation	Portfolio:	Portfolio:	Fund, Inc.:	International	VP Ultra
	Initial	Fund:	Fund:	Fund:	Portfolio:	Class O	Discovery	Investor	Portfolio:	Initial	Service	Initial	Fund:	Fund:
	Class	Class R	Class R	Class R	Class R	Shares	Fund	Class	Initial Shares	Shares	Shares	Shares	Class I	Class I

Investment Income
Dividends	$57,012	$208,865	$9,707	$73,242	$63,198	—	—	$53,360	$71,816	$1,542	$25,103	$197,269	$7,468	—
Expenses
Mortality and expense risks	35,531	23,973	57,683	120,391	44,229	$257,313	$82,507	62,963	33,129	1,341	48,675	80,667	7,461	$15,247
Investment Expense	—	22	2,013	1,588	79	—	—	—	—	—	—	—	—	—

Total expenses	35,531	23,995	59,696	121,979	44,308	257,313	82,507	62,963	33,129	1,341	48,675	80,667	7,461	15,247

Net investment income (loss)	21,481	184,870	(49,989)	(48,737)	18,890	(257,313)	(82,507)	(9,603)	38,687	201	(23,572)	116,602	7	(15,247)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	549,261	—	946,990	2,893,078	608,858	—	—	1,250,448	—	26,963	269,596	—	—	—
Net realized (loss) gain from redemption of investment shares	450,342	(70,215)	773,596	1,287,980	30,043	2,030,757	491,458	367,101	142,589	(8,320)	231,720	480,800	78,511	61,480

Net realized (loss) gain on investments	999,603	(70,215)	1,720,586	4,181,058	638,901	2,030,757	491,458	1,617,549	142,589	18,643	501,316	480,800	78,511	61,480

Net unrealized appreciation (depreciation) of investments:
Beginning of year	1,457,644	(91,608)	1,602,806	4,795,234	589,106	16,109,689	2,367,856	2,222,610	657,701	3,003	948,368	1,579,653	281,259	8,952
End of year	495,166	109,551	3,120,629	6,171,104	(90,708)	20,181,020	4,122,188	1,113,724	762,467	(37,894)	347,579	1,437,496	384,345	358,100

Net unrealized appreciation (depreciation) during the year	(962,478)	201,159	1,517,823	1,375,870	(679,814)	4,071,331	1,754,332	(1,108,886)	104,766	(40,897)	(600,789)	(142,157)	103,086	349,148

Net realized and unrealized gain (loss) on investments	37,125	130,944	3,238,409	5,556,928	(40,913)	6,102,088	2,245,790	508,663	247,355	(22,254)	(99,473)	338,643	181,597	410,628

Net increase in net assets resulting from operations	$58,606	$315,814	$3,188,420	$5,508,191	$(22,023)	$5,844,775	$2,163,283	$499,060	$286,042	$(22,053)	$(123,045)	$455,245	$181,604	$395,381

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

											Janus Aspen
											Series —
								Janus Aspen	Janus Aspen		INTECH	Janus Aspen	Janus Aspen
		American		American		American	Janus Aspen	Series —	Series —	Janus Aspen	Risk-	Series —	Series —	Oppenheimer
	American	Century VP	American	Century VP		Century VP	Series —	International	Global	Series —	Managed	International	Global	Capital
	Century VP	Income and	Century VP	Mid Cap	American	Inflation	Forty	Growth	Technology	Balanced	Core	Growth	Technology	Appreciation
	Value	Growth	International	Value	Century VP	Protection	Portfolio —	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Fund/VA:
	Fund:	Fund:	Fund:	Fund:	Vista Fund:	Fund:	Service	Service	Service	Service	Service	Service II	Service II	Non-Service
	Class I	Class I	Class III	Class I	Class I	Class II	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

Investment Income
Dividends	$148,077	$33,619	$14,540	$3,103	—	$77,198	$5,729	$14,047	$761	$24,807	$1,159	$23,940	$2,133	$13,206
Expenses
Mortality and expense risks	64,431	13,851	15,879	2,920	$3,130	11,990	20,092	20,529	1,534	7,320	1,697	36,583	2,401	43,375
Investment Expense	—	—	135	—	—	—	—	—	—	—	—	2,068	4	—

Total expenses	64,431	13,851	16,014	2,920	3,130	11,990	20,092	20,529	1,534	7,320	1,697	38,651	2,405	43,375

Net investment income (loss)	83,646	19,768	(1,474)	183	(3,130)	65,208	(14,363)	(6,482)	(773)	17,487	(538)	(14,711)	(272)	(30,169)

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	767,881	—	—	3,021	—	—	—	—	—	—	2,247	—	—	—
Net realized (loss) gain from redemption of investment shares	63,596	129,907	123,047	14,265	81,688	(5,102)	125,693	327,016	13,402	78,548	(1,099)	357,374	10,071	184,585

Net realized (loss) gain on investments	831,477	129,907	123,047	17,286	81,688	(5,102)	125,693	327,016	13,402	78,548	1,148	357,374	10,071	184,585

Net unrealized appreciation (depreciation) of investments:
Beginning of year	837,364	331,690	399,396	18,723	3,229	(37,097)	459,692	683,476	29,952	113,856	(10,594)	630,934	20,889	614,970
End of year	(562,239)	152,664	630,180	(28,971)	35,718	48,385	1,226,932	1,081,442	60,292	112,918	706	1,549,556	53,239	1,207,412

Net unrealized appreciation (depreciation) during the year	(1,399,603)	(179,026)	230,784	(47,694)	32,489	85,482	767,240	397,966	30,340	(938)	11,300	918,622	32,350	592,442

Net realized and unrealized gain (loss) on investments	(568,126)	(49,119)	353,831	(30,408)	114,177	80,380	892,933	724,982	43,742	77,610	12,448	1,275,996	42,421	777,027

Net increase in net assets resulting from operations	$(484,480)	$(29,351)	$352,357	$(30,225)	$111,047	$145,588	$878,570	$718,500	$42,969	$95,097	$11,910	$1,261,285	$42,149	$746,858

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

													Franklin	Franklin
													Templeton	Templeton
													VIP	VIP
	Oppenheimer			Oppenheimer				AIM V.I.	AIM V.I.	Federated	Federated	Federated	Franklin	Franklin
	Global	Oppenheimer	Oppenheimer	Main Street	Oppenheimer		AIM V.I.	Capital	Capital	Quality	American	Capital	Small Cap	Rising
	Securities	Main Street	High Income	Small Cap	Global	Oppenheimer	Basic	Appreciation	Development	Bond	Leaders	Appreciation	Value	Dividends
	Fund/VA:	Fund/VA:	Fund/VA:	Fund/VA:	Securities	High Income	Value Fund:	Fund:	Fund:	Fund II:	Fund II:	Fund II:	Securities	Securities
	Non-Service	Non-Service	Non-Service	Non-Service	Fund/VA:	Fund/VA:	Series I	Series I	Series I	Primary	Primary	Primary	Fund:	Fund:
	Shares	Shares	Shares	Shares	Class 3	Class 3	Shares	Shares	Shares	Shares	Shares	Shares	Class 1	Class 1

Investment Income
Dividends	$40,652	$37,006	$77,111	$8,327	$132,414	—	$18,718	—	—	$124,221	$1,418	$1,359	$77,414	$243,626
Expenses
Mortality and expense risks	20,785	27,487	7,019	17,931	76,141	$456	21,670	$2,900	$5,790	20,156	749	1,148	62,062	69,090
Investment Expense	—	—	—	—	969	34	—	—	—	—	—	—	—	—

Total expenses	20,785	27,487	7,019	17,931	77,110	490	21,670	2,900	5,790	20,156	749	1,148	62,062	69,090

Net investment income (loss)	19,867	9,519	70,092	(9,604)	55,304	(490)	(2,952)	(2,900)	(5,790)	104,065	669	211	15,352	174,536

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	147,771	—	—	88,802	482,086	—	174,488	—	67,856	—	10,567	—	592,336	138,061
Net realized (loss) gain from redemption of investment shares	139,850	180,601	(15,061)	93,874	307,712	(297)	102,811	27,939	53,965	(29,287)	(700)	20,637	348,852	859,814

Net realized (loss) gain on investments	287,621	180,601	(15,061)	182,676	789,798	(297)	277,299	27,939	121,821	(29,287)	9,867	20,637	941,188	997,875

Net unrealized appreciation (depreciation) of investments:
Beginning of year	666,585	631,972	28,063	286,905	1,605,084	—	359,885	28,773	95,596	3,566	9,244	23,540	1,476,060	1,529,948
End of year	536,036	575,985	(29,352)	52,020	1,295,326	(2,864)	118,752	44,944	47,469	59,044	(12,866)	18,443	288,488	5,221

Net unrealized appreciation (depreciation) during the year	(130,549)	(55,987)	(57,415)	(234,885)	(309,758)	(2,864)	(241,133)	16,171	(48,127)	55,478	(22,110)	(5,097)	(1,187,572)	(1,524,727)

Net realized and unrealized gain (loss) on investments	157,072	124,614	(72,476)	(52,209)	480,040	(3,161)	36,166	44,110	73,694	26,191	(12,243)	15,540	(246,384)	(526,852)

Net increase in net assets resulting from operations	$176,939	$134,133	$(2,384)	$(61,813)	$535,344	$(3,651)	$33,214	$41,210	$67,904	$130,256	$(11,574)	$15,751	$(231,032)	$(352,316)

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

		Franklin	Franklin
	Franklin	Templeton	Templeton
	Templeton	VIP	VIP
	VIP	Templeton	Templeton									Vanguard			Van Kampen
	Templeton	Developing	Global	AllianceBernstein				Putnam VT				Total			Core Plus
	Foreign	Markets	Income	Growth and	AllianceBernstein	MFS Investors	MFS Value	Growth &	Putnam VT	Putnam VT	Vanguard	Bond	Vanguard	Vanguard	Fixed
	Securities	Securities	Securities	Income	Small/ Mid Cap	Growth Stock	Series:	Income	International	Voyager	Equity	Market	High Yield	Mid Cap	Income
	Fund:	Fund —	Fund —	Portfolio:	Value Portfolio:	Series: Initial	Initial	Fund:	Equity Fund:	Fund:	Income	Index	Bond	Index	Portfolio:
	Class 1	Class 3	Class 3	Class A	Class A	Class	Class	Class IB	Class IB	Class IB	Portfolio	Portfolio	Portfolio	Portfolio	Class I

Investment Income
Dividends	$43,295	$43,828	$20,850	$57,791	$33,449	$2,823	$38,801	$6,942	$7,684	—	$49,263	$43,895	$48,276	$34,969	$46,209
Expenses
Mortality and expense risks	13,025	13,941	5,126	28,152	24,979	6,110	28,440	3,303	1,828	$5,165	20,094	11,061	7,142	28,147	9,126
Investment Expense	—	1	1	—	—	—	—	—	—	—	—	—	—	—	—

Total expenses	13,025	13,942	5,127	28,152	24,979	6,110	28,440	3,303	1,828	5,165	20,094	11,061	7,142	28,147	9,126

Net investment income (loss)	30,270	29,886	15,723	29,639	8,470	(3,287)	10,361	3,639	5,856	(5,165)	29,169	32,834	41,134	6,822	37,083

Net Realized and Unrealized Gain(Loss) on Investments
Realized gain distributions reinvested	89,649	144,869	—	196,148	247,369	—	66,449	79,776	33,266	—	131,685	—	—	294,549	—
Net realized (loss) gain from redemption of investment shares	98,711	98,792	6,941	210,981	206,038	39,323	308,227	13,821	17,412	119,428	23,389	(1,360)	(708)	49,409	419

Net realized (loss) gain on investments	188,360	243,661	6,941	407,129	453,407	39,323	374,676	93,597	50,678	119,428	155,074	(1,360)	(708)	343,958	419

Net unrealized appreciation (depreciation) of investments:
Beginning of year	504,906	165,466	17,455	539,448	309,404	97,081	572,454	70,127	64,230	124,712	205,156	8,106	18,963	330,499	(6,147)
End of year	571,454	327,840	65,905	278,409	(125,575)	148,058	454,056	(55,547)	28,762	62,687	87,584	45,735	(15,923)	103,321	19,177

Net unrealized appreciation (depreciation) during the year	66,548	162,374	48,450	(261,039)	(434,979)	50,977	(118,398)	(125,674)	(35,468)	(62,025)	(117,572)	37,629	(34,886)	(227,178)	25,324

Net realized and unrealized gain (loss) on investments	254,908	406,035	55,391	146,090	18,428	90,300	256,278	(32,077)	15,210	57,403	37,502	36,269	(35,594)	116,780	25,743

Net increase in net assets resulting from operations	$285,178	$435,921	$71,114	$175,729	$26,898	$87,013	$266,639	$(28,438)	$21,066	$52,238	$66,671	$69,103	$5,540	$123,602	$62,826

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Operations for the Year Ended December 31, 2007 — continued

	Van Kampen
	Emerging	Van Kampen	T Rowe Price	T Rowe Price	T Rowe Price
	Markets	U.S. Real	Blue Chip	Equity	Limited
	Debt	Estate	Growth	Income	Term Bond
	Portfolio:	Portfolio:	Portfolio —	Portfolio —	Portfolio —
	Class I	Class I	Class II	Class II	Class II

Investment Income
Dividends	$29,037	$79,181	$1,876	$38,188	$13,570
Expenses
Mortality and expense risks	2,663	50,999	12,360	17,744	2,414

Total expenses	2,663	50,999	12,360	17,744	2,414

Net investment income (loss)	26,374	28,182	(10,484)	20,444	11,156

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain distributions reinvested	12,407	618,342	—	144,920	—
Net realized (loss) gain from redemption of investment shares	3,480	588,932	32,804	89,898	88

Net realized (loss) gain on investments	15,887	1,207,274	32,804	234,818	88

Net unrealized appreciation (depreciation) of investments:
Beginning of year	13,405	1,762,007	83,726	149,537	1,852
End of year	(5,959)	(759,110)	239,197	(70,156)	5,455

Net unrealized appreciation (depreciation) during the year	(19,364)	(2,521,117)	155,471	(219,693)	3,603

Net realized and unrealized gain (loss) on investments	(3,477)	(1,313,843)	188,275	15,125	3,691

Net increase in net assets resulting from operations	$22,897	$(1,285,661)	$177,791	$35,569	$14,847

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007

										Nationwide	Nationwide
									Van	Multi-	Multi-			Nationwide
			Nationwide	Nationwide					Kampen	Manager	Manager		Nationwide	NVIT
		Nationwide	NVIT	NVIT	JP Morgan	Nationwide	Nationwide	Nationwide	NVIT	NVIT	NVIT	Nationwide	NVIT	Investor
		NVIT	Money	Government	NVIT	NVIT Mid	NVIT	NVIT	Comstock	Small	Small Cap	NVIT S&P	Government	Destinations
		Nationwide	Market	Bond	Balanced	Cap Growth	International	Growth	Value	Company	Growth	500 Index	Bond	Aggressive
		Fund —	Fund —	Fund —	Fund —	Fund —	Value Fund	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —
	Total	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class I	Class II

From Operations
Net investment income (loss)	$20,001,474	$722,833	$2,489,763	$971,863	$624,147	$(485,698)	$711,490	$(133,656)	$330,268	$(180,444)	$168,264	$1,896,036	$21,879	$66,257
Net realized (loss) gain on investments	141,612,391	8,365,776	—	(254,089)	1,382,269	1,894,148	5,492,804	689,874	2,973,312	3,396,179	5,923,248	706,632	(2,254)	353,314
Net unrealized appreciation (depreciation) during the year	13,054,973	2,208,550	—	913,030	(463,912)	4,499,979	(4,950,157)	4,128,058	(4,044,340)	(2,684,988)	(8,506,099)	6,415,338	16,401	(176,709)

Net increase in net assets from operations	174,668,838	11,297,159	2,489,763	1,630,804	1,542,504	5,908,429	1,254,137	4,684,276	(740,760)	530,747	(2,414,587)	9,018,006	36,026	242,862

From Variable Life Policy Transactions
Policyholders’ net premiums	152,934,694	7,372,806	10,040,782	2,157,300	2,499,004	4,437,922	360,009	2,518,488	2,360,985	2,450,654	2,478,347	17,739,951	119,565	939,613
Cost of insurance and administrative charges	(110,847,362)	(6,546,453)	(6,135,388)	(1,664,568)	(2,306,080)	(3,422,392)	(2,019,537)	(1,811,478)	(1,647,821)	(1,828,329)	(1,778,620)	(13,722,940)	(68,504)	(374,456)
Surrenders and forfeitures	(122,321,318)	(9,887,271)	(6,709,224)	(1,518,595)	(2,131,062)	(4,424,400)	(3,196,601)	(2,085,808)	(1,799,022)	(1,443,734)	(2,516,257)	(13,109,304)	(40,725)	(273,230)
Transfers between portfolios and the Guaranteed Account	(1,650,836)	(1,968,497)	3,129,199	57,436	896,152	(1,189,903)	(2,257,322)	(1,382,999)	(1,370,398)	(718,281)	(2,187,280)	(6,412,046)	28,556	856,611
Net (withdrawals) repayments due to policy loans	(8,494,887)	1,061,823	64,957	(18,921)	131,042	3,392	16,788	(114,897)	(21,660)	(104,096)	6,421	(1,212,754)	51	9,973
Withdrawals due to death benefits	(6,073,859)	(864,670)	(795,002)	(129,512)	(340,323)	(95,975)	(42,212)	(103,226)	(94,047)	(84,230)	(53,902)	(660,779)	(1,434)	(19,124)

Net (decrease) increase in net assets derived from policy transactions	(96,453,568)	(10,832,262)	(404,676)	(1,116,860)	(1,251,267)	(4,691,356)	(7,138,875)	(2,979,920)	(2,571,963)	(1,728,016)	(4,051,291)	(17,377,872)	37,509	1,139,387

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	37	786	1,000	1,009	990	1,196	955	343	(364)	268	1,043	879	(26)	(218)

Total increase (decrease) in net assets	78,215,307	465,683	2,086,087	514,953	292,227	1,218,269	(5,883,783)	1,704,699	(3,313,087)	(1,197,001)	(6,464,835)	(8,358,987)	73,509	1,382,031
Net Assets
Beginning of year	1,829,336,841	152,760,084	57,711,780	25,415,477	39,035,980	71,621,637	50,364,380	25,969,979	31,771,492	31,096,032	36,345,472	205,052,460	541,768	4,314,572

End of year	$1,907,552,148	$153,225,767	$59,797,867	$25,930,430	$39,328,207	$72,839,906	$44,480,597	$27,674,678	$28,458,405	$29,899,031	$29,880,637	$196,693,473	$615,277	$5,696,603

Changes in Units
Beginning units	5,963,402	163,814	277,898	76,487	57,587	97,321	85,335	190,353	151,538	150,845	157,866	448,660	4,897	23,860

Units purchased	1,264,825	15,700	200,857	15,334	7,800	9,600	1,262	22,190	25,086	19,104	21,154	52,689	1,484	11,539
Units sold	(1,462,021)	(30,003)	(198,912)	(20,178)	(11,163)	(16,236)	(14,105)	(41,677)	(35,144)	(27,716)	(36,704)	(90,752)	(1,152)	(5,398)

Ending units	5,766,206	149,511	279,843	71,643	54,224	90,685	72,492	170,866	141,480	142,233	142,316	410,597	5,229	30,001

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

			Nationwide	Nationwide								Nationwide
	Nationwide	Nationwide	NVIT	NVIT				Nationwide	Nationwide			Multi-
	NVIT	NVIT	Investor	Investor	Gartmore		Federated	NVIT	NVIT	Nationwide	Gartmore	Manager	Nationwide
	Investor	Investor	Destinations	Destinations	NVIT	Nationwide	NVIT High	Global	Global	NVIT Global	NVIT	NVIT	NVIT U.S.	Van Kampen
	Destinations	Destinations	Moderately	Moderately	Emerging	NVIT Mid	Income	Financial	Health	Technology and	Global	Small Cap	Growth	NVIT Multi
	Conservative	Moderate	Aggressive	Conservative	Markets	Cap Index	Bond	Services	Sciences	Communications	Utilities	Growth	Leaders	Sector Bond
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —
	Class II	Class II	Class II	Class II	Class I	Class I	Class I	Class I	Class I	Class I	Class I	Class I	Class I	Class I

From Operations
Net investment income (loss)	$17,006	$301,152	$402,028	$43,410	$1,430	$28,078	$49,625	$8,155	$(4,617)	$(2,037)	$15,792	$(11,166)	$(15,140)	$62,736
Net realized (loss) gain on investments	22,424	394,222	720,951	72,743	389,333	237,203	(9,489)	65,248	68,643	22,971	210,937	67,187	19,948	4,604
Net unrealized appreciation (depreciation) during the year	(10,135)	(45,651)	44,188	(44,279)	319,322	1,170	(19,682)	(70,417)	37,786	25,335	(96,693)	33,277	410,129	4,223

Net increase in net assets from operations	29,295	649,723	1,167,167	71,874	710,085	266,451	20,454	2,986	101,812	46,269	130,036	89,298	414,937	71,563

From Variable Life Policy Transactions
Policyholders’ net premiums	69,904	2,629,406	4,851,548	270,997	63,325	501,643	14,333	13,503	5,591	2,633	12,729	172,862	227,544	196,956
Cost of insurance and administrative charges	(65,657)	(1,213,030)	(1,909,085)	(162,755)	(66,860)	(231,153)	(77,690)	(20,897)	(17,886)	(17,150)	(23,511)	(83,063)	(109,429)	(131,218)
Surrenders and forfeitures	(7,364)	(241,220)	(544,093)	(86,272)	(98,610)	(102,180)	(115,610)	(12,568)	(8,749)	(23,705)	(17,703)	(55,833)	(114,020)	(101,432)
Transfers between portfolios and the Guaranteed Account	45,755	2,192,023	4,153,457	570,623	425,192	(37,718)	(90,206)	(150,490)	(91,134)	221,059	244,536	716,570	(76,135)	135,702
Net (withdrawals) repayments due to policy loans	(12)	(18,464)	3,784	(1,174)	(919)	20,091	18,876	2,907	(442,830)	12,240	4,060	8,707	346	3,606
Withdrawals due to death benefits	—	(23,874)	(390)	—	—	—	—	—	—	—	—	(20)	—	(3,002)

Net (decrease) increase in net assets derived from policy transactions	42,626	3,324,841	6,555,221	591,419	322,128	150,683	(250,297)	(167,545)	(555,008)	195,077	220,111	759,223	(71,694)	100,612

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	—	90	20	(3)	28	3	(1)	—	(40)	(5)	—	(43)	14	(1)

Total increase (decrease) in net assets	71,921	3,974,654	7,722,408	663,290	1,032,241	417,137	(229,844)	(164,559)	(453,236)	241,341	350,147	848,478	343,257	172,174
Net Assets
Beginning of year	445,671	12,663,425	20,141,018	1,474,326	1,582,475	3,947,524	860,963	457,059	1,013,140	201,280	526,310	1,266,420	1,864,404	1,719,642

End of year	$517,592	$16,638,079	$27,863,426	$2,137,616	$2,614,716	$4,364,661	$631,119	$292,500	$559,904	$442,621	$876,457	$2,114,898	$2,207,661	$1,891,816

Changes in Units
Beginning units	3,363	82,512	119,754	10,321	2,474	19,628	5,094	1,502	2,526	870	985	7,850	10,539	12,056

Units purchased	1,516	32,221	53,930	5,745	469	3,830	89	433	196	501	350	6,640	2,646	3,463
Units sold	(926)	(10,752)	(17,775)	(2,016)	(458)	(3,411)	(2,024)	(750)	(619)	(299)	(196)	(2,980)	(2,944)	(2,747)

Ending units	3,953	103,981	155,909	14,050	2,485	20,047	3,159	1,185	2,103	1,072	1,139	11,510	10,241	12,772

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

			Nationwide	Nationwide				American		American		American
	Nationwide	Gartmore	NVIT	NVIT	Nationwide	Gartmore	Federated	Funds	American	Funds	American	Funds
	NVIT	NVIT	Global	Global	NVIT Global	NVIT	NVIT High	NVIT	Funds	NVIT	Funds	NVIT	Fidelity VIP
	International	Emerging	Financial	Health	Technology and	Global	Income	Asset	NVIT	Global	NVIT	Growth —	Equity-	Fidelity VIP
	Value	Markets	Services	Sciences	Communications	Utilities	Bond	Allocation	Bond	Growth	Growth	Income	Income	Growth
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Portfolio:	Portfolio:
	Class III	Class III	Class III	Class III	Class III	Class III	Class III	Class II	Class II	Class II	Class II	Class II	Initial Class	Initial Class

From Operations
Net investment income (loss)	$447,567	$(3,226)	$11,139	$(3,616)	$(5,029)	$34,663	$71,811	$1,555	$19,570	$7,543	$(38)	$711	$1,827,110	$317,051
Net realized (loss) gain on investments	3,914,418	1,197,073	53,437	14,352	113,688	567,390	(295)	722	130	2,220	2,829	3	14,708,077	(4,045,431)
Net unrealized appreciation (depreciation) during the year	(3,635,537)	715,362	(72,858)	52,297	(1,136)	(266,857)	(48,698)	(785)	(18,577)	19,585	14,264	(2,310)	(14,700,803)	47,779,470

Net increase in net assets from operations	726,448	1,909,209	(8,282)	63,033	107,523	335,196	22,818	1,492	1,123	29,348	17,055	(1,596)	1,834,384	44,051,090

From Variable Life Policy Transactions
Policyholders’ net premiums	3,533,688	454,208	47,863	92,957	85,513	164,194	164,401	8,161	11,166	63,584	63,434	3,668	11,212,674	15,641,122
Cost of insurance and administrative charges	(1,355,159)	(300,381)	(25,576)	(34,043)	(39,029)	(117,671)	(56,009)	(7,305)	(23,537)	(14,987)	(14,917)	(860)	(9,087,457)	(12,649,807)
Surrenders and forfeitures	(5,702,912)	(251,669)	(16,001)	(18,332)	(17,449)	(164,149)	(14,623)	(346)	—	(1,606)	(4,858)	—	(9,186,872)	(11,770,343)
Transfers between portfolios and the Guaranteed Account	713,834	1,201,533	27,329	(161,926)	(174,614)	(20,581)	114,528	83,256	306,712	324,287	128,998	71,400	(1,642,100)	(8,342,003)
Net (withdrawals) repayments due to policy loans	(129,285)	(85,664)	230	605	9	(21,557)	(8,563)	—	—	(205)	(1)	—	(784,371)	(980,166)
Withdrawals due to death benefits	(172,114)	—	—	(18)	(21)	—	—	—	—	—	—	—	(508,558)	(556,449)

Net (decrease) increase in net assets derived from policy transactions	(3,111,948)	1,018,027	33,845	(120,757)	(145,591)	(159,764)	199,734	83,766	294,341	371,073	172,656	74,208	(9,996,684)	(18,657,646)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(9,585)	(483)	32	(817)	(1,898)	5	(51)	(9)	(16)	(25)	(16)	(4)	2,041	8,980

Total increase (decrease) in net assets	(2,395,085)	2,926,753	25,595	(58,541)	(39,966)	175,437	222,501	85,249	295,448	400,396	189,695	72,608	(8,160,259)	25,402,424
Net Assets
Beginning of year	31,620,607	3,992,157	378,832	612,790	618,360	2,020,297	897,186	30,253	15,416	46,592	100,792	—	161,920,720	178,521,493

End of year	$29,225,522	$6,918,910	$404,427	$554,249	$578,394	$2,195,734	$1,119,687	$115,502	$310,864	$446,988	$290,487	$72,608	$153,760,461	$203,923,917

Changes in Units
Beginning units	169,162	18,901	2,443	5,642	5,206	11,033	7,786	288	147	432	977	—	310,744	461,606

Units purchased	33,291	12,036	813	1,378	4,669	4,684	2,993	825	2,979	3,367	1,779	746	33,081	55,600
Units sold	(54,163)	(8,268)	(600)	(2,481)	(5,793)	(5,689)	(1,292)	(69)	(226)	(149)	(220)	(8)	(54,266)	(99,747)

Ending units	148,290	22,669	2,656	4,539	4,082	10,028	9,487	1,044	2,900	3,650	2,536	738	289,559	417,459

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

												Fidelity
				Fidelity								VIP II		Fidelity
				VIP	Fidelity	Fidelity	Fidelity		Fidelity	Fidelity		Investment	Fidelity	VIP III
	Fidelity VIP		Fidelity VIP	Equity-	VIP	VIP	VIP	VIP High	VIP II	VIP II	Fidelity	Grade	VIP III	Value
	High	Fidelity VIP	Overseas	Income	Growth	Overseas	Overseas	Income	Asset	Investment	VIP II	Bond	Mid Cap	Strategies
	Income	Overseas	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio —	Manager	Grade Bond	Contrafund	Portfolio:	Portfolio:	Portfolio:
	Portfolio:	Portfolio:	Initial	Service	Service	Service	Service	Initial	Portfolio:	Portfolio:	Portfolio:	Service	Service	Service
	Initial Class	Initial Class	Class R	Class	Class	Class	Class R	Class R	Initial Class	Initial Class	Initial Class	Class	Class	Class

From Operations
Net investment income (loss)	$1,173,362	$1,013,507	$809,468	$39,344	$(3,678)	$5,569	$48,210	$189,786	$2,399,301	$1,782,083	$411,386	$40,660	$3,544	$3,509
Net realized (loss) gain on investments	(225,406)	4,472,270	3,194,769	362,855	97,773	24,839	183,560	(10,139)	1,072,657	(265,115)	41,271,490	(13,525)	1,965,310	289,868
Net unrealized appreciation (depreciation) during the year	(545,800)	408,774	609,776	(399,143)	430,570	4,884	46,342	(195,385)	2,578,882	173,626	(18,376,010)	15,177	153,557	(191,818)

Net increase in net assets from operations	402,156	5,894,551	4,614,013	3,056	524,665	35,292	278,112	(15,738)	6,050,840	1,690,594	23,306,866	42,312	2,122,411	101,559

From Variable Life Policy Transactions
Policyholders’ net premiums	772,741	498,821	3,803,677	991,649	561,070	2,441	505,509	733,317	3,453,106	3,990,928	9,837,210	289,057	1,269,505	215,320
Cost of insurance and administrative charges	(1,233,316)	(1,852,882)	(1,383,496)	(390,437)	(214,074)	(21,059)	(184,465)	(59,793)	(3,056,354)	(3,092,093)	(7,752,655)	(168,824)	(802,236)	(149,322)
Surrenders and forfeitures	(1,337,640)	(2,910,025)	(1,561,896)	(130,961)	(82,301)	(997)	(100,545)	(16,088)	(2,491,093)	(6,594,430)	(8,298,156)	(65,062)	(642,992)	(57,548)
Transfers between portfolios and the Guaranteed Account	(3,072,224)	(1,004,924)	201,198	186,883	(88,635)	(666)	200,676	2,770,434	(790,029)	(60,947)	(1,865,800)	852	250,834	235,041
Net (withdrawals) repayments due to policy loans	60,930	(132,736)	(66,609)	(23,838)	(3,126)	316	(21,068)	(17,156)	(156,761)	(84,886)	(802,952)	(3,804)	(91,077)	5,940
Withdrawals due to death benefits	(33,059)	(52,006)	(51,359)	(4,018)	(5,844)	(3,856)	(2,045)	(516)	(339,505)	(40,894)	(394,817)	(2,165)	(116,086)	(2,004)

Net (decrease) increase in net assets derived from policy transactions	(4,842,568)	(5,453,752)	941,515	629,278	167,090	(23,821)	398,062	3,410,198	(3,380,636)	(5,882,322)	(9,277,170)	50,054	(132,052)	247,427

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	1,000	1,239	(9,837)	(9)	29	1	915	718	(6)	1,099	(15)	2	910	—

Total increase (decrease) in net assets	(4,439,412)	442,038	5,545,691	632,325	691,784	11,472	677,089	3,395,178	2,670,198	(4,190,629)	14,029,681	92,368	1,991,269	348,986
Net Assets
Beginning of year	18,798,635	37,424,096	27,032,323	3,164,756	1,874,827	226,150	1,578,430	—	42,938,605	50,844,235	142,870,775	1,178,371	14,489,664	2,393,115

End of year	$14,359,223	$37,866,134	$32,578,014	$3,797,081	$2,566,611	$237,622	$2,255,519	$3,395,178	$45,608,803	$46,653,606	$156,900,456	$1,270,739	$16,480,933	$2,742,101

Changes in Units
Beginning units	80,318	106,054	145,516	18,502	13,173	1,049	10,294	—	126,173	209,573	354,948	10,341	53,198	10,422

Units purchased	5,143	2,256	35,975	6,866	4,300	12	4,677	38,287	13,027	28,527	37,574	3,013	10,177	6,182
Units sold	(30,596)	(19,755)	(31,357)	(3,315)	(3,151)	(113)	(2,334)	(3,801)	(23,837)	(57,028)	(63,039)	(2,572)	(11,005)	(5,277)

Ending units	54,865	88,555	150,134	22,053	14,322	948	12,637	34,486	115,363	181,072	329,483	10,782	52,370	11,327

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

		Fidelity	Fidelity	Fidelity	Lehman			Neuberger	Neuberger
	Fidelity	VIP IV	VIP IV	VIP IV	Brothers	Neuberger	Neuberger	Berman	Berman	Neuberger	Neuberger	Van Eck		Van Eck
	VIP IV	Freedom	Freedom	Freedom	AMT Short	Berman	Berman	AMT Mid	AMT	Berman	Berman	Worldwide	Van Eck	Worldwide
	Energy	Fund 2010	Fund 2020	Fund 2030	Duration	AMT	AMT	Cap	Socially	AMT	AMT	Bond	Worldwide	Emerging
	Portfolio:	Portfolio —	Portfolio —	Portfolio —	Bond	Partners	Fasciano	Growth	Responsive	International	Regency	Fund:	Hard Assets	Markets
	Service	Service	Service	Service	Portfolio —	Portfolio	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Initial	Fund:	Fund:
	Class 2	Class	Class	Class	I Class	I Class	S Class	I Class	I Class	S Class	S Class	Class	Initial Class	Initial Class

From Operations
Net investment income (loss)	$(7,897)	$10,513	$13,875	$17,078	$305,962	$(3,620)	$(7,253)	$(7,936)	$(6,273)	$12,949	$(425)	$257,380	$(45,254)	$(64,076)
Net realized (loss) gain on investments	35,354	14,026	48,610	69,485	(79,063)	4,600,312	41,021	135,281	52,980	75,254	6,640	(5,459)	2,696,302	8,836,384
Net unrealized appreciation (depreciation) during the year	455,825	(1,716)	830	(10,967)	364,553	(1,725,157)	(35,544)	58,435	21,365	(102,289)	(2,103)	154,195	649,815	698,502

Net increase in net assets from operations	483,282	22,823	63,315	75,596	591,452	2,871,535	(1,776)	185,780	68,072	(14,086)	4,112	406,116	3,300,863	9,470,810

From Variable Life Policy Transactions
Policyholders’ net premiums	88,305	21,015	30,691	372,564	1,518,259	2,133,890	96,531	102,547	96,809	77,454	16,041	121,407	133,110	169,628
Cost of insurance and administrative charges	(77,060)	(14,885)	(32,485)	(56,309)	(1,018,762)	(1,824,140)	(69,888)	(80,106)	(55,415)	(35,801)	(6,090)	(275,375)	(273,446)	(994,901)
Surrenders and forfeitures	(228,285)	(448)	—	(3,620)	(1,059,855)	(2,696,408)	(71,761)	(114,250)	(48,163)	(13,699)	(1,412)	(139,915)	(571,819)	(2,062,559)
Transfers between portfolios and the Guaranteed Account	719,986	373,833	395,719	570,897	(332,762)	107,844	54,649	682,820	93,545	581,141	75,477	13,813	41,560	(711,096)
Net (withdrawals) repayments due to policy loans	(1,287)	—	(274)	(80,641)	60,398	(145,663)	(1,155)	(13,314)	(3,368)	(3,811)	(3,470)	(13,294)	(1,095,874)	(1,378,757)
Withdrawals due to death benefits	—	—	—	—	(10,286)	(155,322)	(1,299)	—	—	—	—	(12,482)	(6,986)	(17,367)

Net (decrease) increase in net assets derived from policy transactions	501,659	379,515	393,651	802,891	(843,008)	(2,579,799)	7,077	577,697	83,408	605,284	80,546	(305,846)	(1,773,455)	(4,995,052)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	2,952	(27)	(35)	(54)	(3,398)	9,215	994	(66)	(57)	30	(16)	983	2,113	1,218

Total increase (decrease) in net assets	987,893	402,311	456,931	878,433	(254,954)	300,951	6,295	763,411	151,423	591,228	84,642	101,253	1,529,521	4,476,976
Net Assets
Beginning of year	945,548	150,734	421,728	269,394	14,923,733	34,036,293	1,034,336	775,995	948,821	466,192	135,667	4,703,316	8,269,315	27,550,188

End of year	$1,933,441	$553,045	$878,659	$1,147,827	$14,668,779	$34,337,244	$1,040,631	$1,539,406	$1,100,244	$1,057,420	$220,309	$4,804,569	$9,798,836	$32,027,164

Changes in Units
Beginning units	6,071	1,284	3,434	2,127	72,788	158,015	5,940	3,483	5,451	3,252	1,061	15,761	13,836	65,596

Units purchased	6,604	3,214	4,002	7,857	12,849	13,639	1,590	3,448	1,967	4,536	784	480	691	1,804
Units sold	(4,096)	(128)	(898)	(1,775)	(16,792)	(33,127)	(1,506)	(1,702)	(1,567)	(587)	(162)	(2,564)	(3,029)	(10,903)

Ending units	8,579	4,370	6,538	8,209	68,845	138,527	6,024	5,229	5,851	7,201	1,683	13,677	11,498	56,497

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

										Dreyfus
									Dreyfus	Variable	Dreyfus
						Alger			Variable	Investment	Investment
	Van Eck			Van Eck		American		Wells Fargo	Investment	Fund —	Portfolios —
	Worldwide		Van Eck	Worldwide	Van Eck	Small		VT	Fund —	Developing	Small Cap		American
	Real Estate	Van Eck	Worldwide	Emerging	Worldwide	Capitalization	Wells Fargo	Opportunity	Appreciation	Leaders	Stock Index	Dreyfus	Century VP	American
	Portfolio:	Worldwide	Hard Assets	Markets	Real Estate	Portfolio:	Advantage	Fund —	Portfolio:	Portfolio:	Portfolio:	Stock Index	International	Century VP
	Initial	Bond Fund:	Fund:	Fund:	Portfolio:	Class O	VT Discovery	Investor	Initial	Initial	Service	Fund, Inc.:	Fund:	Ultra Fund:
	Class	Class R	Class R	Class R	Class R	Shares	Fund	Class	Shares	Shares	Shares	Initial Shares	Class I	Class I

From Operations
Net investment income (loss)	$21,481	$184,870	$(49,989)	$(48,737)	$18,890	$(257,313)	$(82,507)	$(9,603)	$38,687	$201	$(23,572)	$116,602	$7	$(15,247)
Net realized (loss) gain on investments	999,603	(70,215)	1,720,586	4,181,058	638,901	2,030,757	491,458	1,617,549	142,589	18,643	501,316	480,800	78,511	61,480
Net unrealized appreciation (depreciation) during the year	(962,478)	201,159	1,517,823	1,375,870	(679,814)	4,071,331	1,754,332	(1,108,886)	104,766	(40,897)	(600,789)	(142,157)	103,086	349,148

Net increase in net assets from operations	58,606	315,814	3,188,420	5,508,191	(22,023)	5,844,775	2,163,283	499,060	286,042	(22,053)	(123,045)	455,245	181,604	395,381

From Variable Life Policy Transactions
Policyholders’ net premiums	52,422	521,304	611,429	1,708,761	588,459	2,761,950	1,099,772	790,683	473,648	24,079	1,269,461	1,490,493	33,322	340,401
Cost of insurance and administrative charges	(226,158)	(210,033)	(377,011)	(730,275)	(374,935)	(2,251,307)	(701,210)	(524,863)	(281,960)	(17,647)	(497,981)	(686,935)	(59,785)	(161,903)
Surrenders and forfeitures	(275,541)	(139,362)	(603,578)	(1,069,679)	(385,746)	(2,304,830)	(374,288)	(320,897)	(179,834)	(1,629)	(181,584)	(1,555,315)	(40,652)	(79,097)
Transfers between portfolios and the Guaranteed Account	(175,450)	236,432	1,195,185	(405,085)	1,317,223	(806,133)	(518,293)	(165,392)	(172,161)	(44,454)	197,808	804,400	41,139	(179,207)
Net (withdrawals) repayments due to policy loans	(24,963)	(38,349)	18,883	(35,860)	(656)	(478,131)	(144,406)	(70,879)	21,716	(13,808)	(17,302)	(46,053)	(4,677)	(6,899)
Withdrawals due to death benefits	(485)	(2,520)	(33,902)	(42,890)	(10,667)	(40,944)	(9,314)	(4,201)	(3,657)	—	(305)	(3,595)	(3,568)	—

Net (decrease) increase in net assets derived from policy transactions	(650,175)	367,472	811,006	(575,028)	1,133,678	(3,119,395)	(647,739)	(295,549)	(142,248)	(53,459)	770,097	2,995	(34,221)	(86,705)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	1,002	(1,088)	4,579	(11,142)	(794)	(469)	(1,994)	992	(542)	(16)	52	7	994	960

Total increase (decrease) in net assets	(590,567)	682,198	4,004,005	4,922,021	1,110,861	2,724,911	1,513,550	204,503	143,252	(75,528)	647,104	458,247	148,377	309,636
Net Assets
Beginning of year	5,221,341	3,333,139	7,147,905	14,924,859	5,506,576	36,763,017	10,355,423	8,450,025	4,497,830	222,638	6,141,500	10,697,329	1,044,708	2,035,233

End of year	$4,630,774	$4,015,337	$11,151,910	$19,846,880	$6,617,437	$39,487,928	$11,868,973	$8,654,528	$4,641,082	$147,110	$6,788,604	$11,155,576	$1,193,085	$2,344,869

Changes in Units
Beginning units	13,258	23,711	23,664	50,796	22,052	201,820	142,861	60,023	32,783	1,095	29,618	62,009	3,313	18,237

Units purchased	527	7,466	8,581	12,438	8,545	20,474	17,542	7,208	4,698	196	9,772	15,050	109	3,348
Units sold	(2,268)	(4,698)	(8,145)	(13,683)	(6,277)	(38,400)	(26,548)	(8,857)	(5,820)	(412)	(5,854)	(15,745)	(644)	(4,516)

Ending units	11,517	26,479	24,100	49,551	24,320	183,894	133,855	58,374	31,661	879	33,536	61,314	2,778	17,069

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

											Janus Aspen
											Series —
								Janus Aspen	Janus Aspen		INTECH	Janus Aspen	Janus Aspen
		American		American		American	Janus Aspen	Series —	Series —	Janus Aspen	Risk-	Series —	Series —	Oppenheimer
		Century VP	American	Century VP		Century VP	Series —	International	Global	Series —	Managed	International	Global	Capital
	American	Income and	Century VP	Mid Cap	American	Inflation	Forty	Growth	Technology	Balanced	Core	Growth	Technology	Appreciation
	Century VP	Growth	International	Value	Century VP	Protection	Portfolio —	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Fund/VA:
	Value Fund:	Fund:	Fund:	Fund:	Vista Fund:	Fund:	Service	Service	Service	Service	Service	Service II	Service II	Non-Service
	Class I	Class I	Class III	Class I	Class I	Class II	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

From Operations
Net investment income (loss)	$83,646	$19,768	$(1,474)	$183	$(3,130)	$65,208	$(14,363)	$(6,482)	$(773)	$17,487	$(538)	$(14,711)	$(272)	$(30,169)
Net realized (loss) gain on investments	831,477	129,907	123,047	17,286	81,688	(5,102)	125,693	327,016	13,402	78,548	1,148	357,374	10,071	184,585
Net unrealized appreciation (depreciation) during the year	(1,399,603)	(179,026)	230,784	(47,694)	32,489	85,482	767,240	397,966	30,340	(938)	11,300	918,622	32,350	592,442

Net increase in net assets from operations	(484,480)	(29,351)	352,357	(30,225)	111,047	145,588	878,570	718,500	42,969	95,097	11,910	1,261,285	42,149	746,858

From Variable Life Policy Transactions
Policyholders’ net premiums	751,312	259,661	253,214	62,325	33,239	204,902	324,020	103,086	4,055	124,241	27,507	390,798	50,519	859,953
Cost of insurance and administrative charges	(482,492)	(162,647)	(131,105)	(34,348)	(32,711)	(93,754)	(200,160)	(117,234)	(17,009)	(80,507)	(14,046)	(243,593)	(18,987)	(429,342)
Surrenders and forfeitures	(355,191)	(75,575)	(150,151)	(55,304)	(303,207)	(24,017)	(83,760)	(143,091)	(5,124)	(35,577)	(540)	(143,407)	(22,555)	(277,314)
Transfers between portfolios and the Guaranteed Account	(549,243)	23,522	273,233	240,850	590,992	14,206	943,327	780,979	(5,142)	(139,559)	(14,460)	1,886,587	400,949	(177,121)
Net (withdrawals) repayments due to policy loans	(36,312)	(4,384)	(10,105)	(3,569)	(6,363)	(16,941)	(11,393)	(6,898)	14,401	62,822	2,137	(87,380)	(1,763)	(6,031)
Withdrawals due to death benefits	(3,242)	(38)	—	—	—	—	—	—	(1,523)	—	—	(20,596)	—	(6,631)

Net (decrease) increase in net assets derived from policy transactions	(675,168)	40,539	235,086	209,954	281,950	84,396	972,034	616,842	(10,342)	(68,580)	598	1,782,409	408,163	(36,486)

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	1,000	1	(203)	(22)	(28)	(334)	1,303	773	208	1,000	(351)	(11,272)	(22)	13

Total increase (decrease) in net assets	(1,158,648)	11,189	587,240	179,707	392,969	229,650	1,851,907	1,336,115	32,835	27,517	12,157	3,032,422	450,290	710,385
Net Assets
Beginning of year	9,359,994	1,833,569	1,925,119	270,859	132,041	1,624,404	2,338,166	2,620,207	205,603	1,014,363	231,276	3,701,931	242,903	5,457,143

End of year	$8,201,346	$1,844,758	$2,512,359	$450,566	$525,010	$1,854,054	$4,190,073	$3,956,322	$238,438	$1,041,880	$243,433	$6,734,353	$693,193	$6,167,528

Changes in Units
Beginning units	54,195	10,276	12,193	2,012	1,069	12,803	14,008	5,388	1,499	6,135	1,125	16,893	1,946	41,327

Units purchased	9,457	3,606	4,295	2,385	5,854	2,389	5,849	1,782	268	1,995	180	12,397	3,042	8,143
Units sold	(13,015)	(3,634)	(2,913)	(948)	(3,861)	(2,023)	(2,560)	(1,278)	(351)	(2,619)	(170)	(5,060)	(396)	(8,453)

Ending units	50,637	10,248	13,575	3,449	3,062	13,169	17,297	5,892	1,416	5,511	1,135	24,230	4,592	41,017

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

														Franklin
	Oppenheimer			Oppenheimer				AIM V.I.	AIM V.I.		Federated	Federated	Franklin	Templeton VIP
	Global	Oppenheimer	Oppenheimer	Main Street	Oppenheimer		AIM V.I.	Capital	Capital	Federated	American	Capital	Templeton VIP	Franklin
	Securities	Main Street	High Income	Small Cap	Global	Oppenheimer	Basic Value	Appreciation	Development	Quality Bond	Leaders	Appreciation	Franklin Small	Rising
	Fund/VA:	Fund/VA:	Fund/VA:	Fund/VA:	Securities	High Income	Fund:	Fund:	Fund:	Fund II:	Fund II:	Fund II:	Cap Value	Dividends
	Non-Service	Non-Service	Non-Service	Non-Service	Fund/VA:	Fund/VA:	Series I	Series I	Series I	Primary	Primary	Primary	Securities	Securities
	Shares	Shares	Shares	Shares	Class 3	Class 3	Shares	Shares	Shares	Shares	Shares	Shares	Fund: Class 1	Fund: Class 1

From Operations
Net investment income (loss)	$19,867	$9,519	$70,092	$(9,604)	$55,304	$(490)	$(2,952)	$(2,900)	$(5,790)	$104,065	$669	$211	$15,352	$174,536
Net realized (loss) gain on investments	287,621	180,601	(15,061)	182,676	789,798	(297)	277,299	27,939	121,821	(29,287)	9,867	20,637	941,188	997,875
Net unrealized appreciation (depreciation) during the year	(130,549)	(55,987)	(57,415)	(234,885)	(309,758)	(2,864)	(241,133)	16,171	(48,127)	55,478	(22,110)	(5,097)	(1,187,572)	(1,524,727)

Net increase in net assets from operations	176,939	134,133	(2,384)	(61,813)	535,344	(3,651)	33,214	41,210	67,904	130,256	(11,574)	15,751	(231,032)	(352,316)

From Variable Life Policy Transactions
Policyholders’ net premiums	76,838	474,144	78,205	223,921	1,730,101	91,493	331,363	56,918	117,072	415,508	10,719	23,044	765,135	811,999
Cost of insurance and administrative charges	(138,563)	(243,465)	(75,743)	(126,711)	(687,492)	(3,218)	(202,805)	(39,910)	(52,898)	(234,692)	(8,986)	(11,391)	(495,746)	(581,931)
Surrenders and forfeitures	(21,333)	(103,465)	(28,660)	(137,371)	(536,478)	(870)	(211,637)	(9,074)	(36,298)	(123,812)	(669)	(14,936)	(403,554)	(395,553)
Transfers between portfolios and the Guaranteed Account	66,015	52,428	(277,657)	320,377	906,464	189,203	66,828	3,301	97,247	19,507	(47,560)	(50,087)	98,564	(211,442)
Net (withdrawals) repayments due to policy loans	10,831	(47,799)	(21,635)	(31,531)	(90,678)	(1,753)	(9,138)	(5,334)	(12,408)	40,814	(67)	(327)	(98,550)	(25,976)
Withdrawals due to death benefits	—	(6,235)	—	—	(25,177)	—	(1,291)	(19)	—	(3,852)	—	—	(21,265)	(2,706)

Net (decrease) increase in net assets derived from policy transactions	(6,212)	125,608	(325,490)	248,685	1,296,740	274,855	(26,680)	5,882	112,715	113,473	(46,563)	(53,697)	(155,416)	(405,609)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	1,000	1,043	(44)	(97)	(233)	(10)	(104)	(26)	(32)	(3)	(7)	(8)	(13)	(487)

Total increase (decrease) in net assets	171,727	260,784	(327,918)	186,775	1,831,851	271,194	6,430	47,066	180,587	243,726	(58,144)	(37,954)	(386,461)	(758,412)
Net Assets
Beginning of year	2,883,550	3,575,245	1,085,691	2,368,572	9,258,685	—	3,042,844	343,574	683,524	2,724,211	148,881	163,415	8,565,210	10,654,504

End of year	$3,055,277	$3,836,029	$757,773	$2,555,347	$11,090,536	$271,194	$3,049,274	$390,640	$864,111	$2,967,937	$90,737	$125,461	$8,178,749	$9,896,092

Changes in Units
Beginning units	9,975	23,629	7,314	10,503	60,153	—	15,813	2,210	2,821	23,630	644	920	36,733	57,462

Units purchased	672	5,994	606	2,793	20,120	2,981	2,983	1,055	1,141	9,110	135	217	6,465	29,853
Units sold	(1,521)	(5,155)	(2,963)	(1,917)	(12,020)	(160)	(3,093)	(1,009)	(571)	(8,563)	(167)	(367)	(7,463)	(32,226)

Ending units	9,126	24,468	4,957	11,379	68,253	2,821	15,703	2,256	3,391	24,177	612	770	35,735	55,089

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

		Franklin	Franklin
	Franklin	Templeton	Templeton
	Templeton	VIP	VIP			MFS									Van
	VIP	Templeton	Templeton			Investors		Putnam				Vanguard			Kampen
	Templeton	Developing	Global	AllianceBernstein	AllianceBernstein	Growth	MFS	VT	Putnam VT	Putnam		Total	Vanguard		Core Plus
	Foreign	Markets	Income	Growth and	Small / Mid	Stock	Value	Growth &	International	VT	Vanguard	Bond	High	Vanguard	Fixed
	Securities	Securities	Securities	Income	Cap Value	Series:	Series:	Income	Equity	Voyager	Equity	Market	Yield	Mid Cap	Income
	Fund:	Fund —	Fund —	Portfolio:	Portfolio:	Initial	Initial	Fund:	Fund:	Fund:	Income	Index	Bond	Index	Portfolio:
	Class 1	Class 3	Class 3	Class A	Class A	Class	Class	Class IB	Class IB	Class IB	Portfolio	Portfolio	Portfolio	Portfolio	Class I

From Operations
Net investment income (loss)	$30,270	$29,886	$15,723	$29,639	$8,470	$(3,287)	$10,361	$3,639	$5,856	$(5,165)	$29,169	$32,834	$41,134	$6,822	$37,083
Net realized (loss) gain on investments	188,360	243,661	6,941	407,129	453,407	39,323	374,676	93,597	50,678	119,428	155,074	(1,360)	(708)	343,958	419
Net unrealized appreciation (depreciation) during the year	66,548	162,374	48,450	(261,039)	(434,979)	50,977	(118,398)	(125,674)	(35,468)	(62,025)	(117,572)	37,629	(34,886)	(227,178)	25,324

Net increase in net assets from operations	285,178	435,921	71,114	175,729	26,898	87,013	266,639	(28,438)	21,066	52,238	66,671	69,103	5,540	123,602	62,826

From Variable Life Policy Transactions
Policyholders’ net premiums	65,136	261,627	54,211	340,126	239,106	103,285	350,286	63,310	1,843	31,576	456,940	258,037	272,608	787,293	139,677
Cost of insurance and administrative charges	(101,037)	(134,546)	(28,684)	(237,175)	(165,412)	(61,661)	(225,588)	(36,827)	(11,022)	(23,088)	(178,759)	(110,268)	(97,952)	(270,666)	(77,590)
Surrenders and forfeitures	(39,159)	(296,495)	(5,253)	(127,805)	(125,131)	(39,922)	(342,623)	(70,533)	(37,554)	(3,602)	(80,554)	(28,035)	(17,575)	(84,911)	(50,463)
Transfers between portfolios and the Guaranteed Account	88,346	1,218,595	288,190	(409,768)	189,354	(60,708)	680,375	(76,117)	85,634	(142,959)	15,133	(12,569)	14,103	200,731	338,629
Net (withdrawals) repayments due to policy loans	21,958	(5,664)	(3,585)	(13,252)	(17,693)	(9,356)	(52,708)	(14,345)	356	(423,855)	201	(8,596)	(1,352)	(9,446)	(16,876)
Withdrawals due to death benefits	—	—	—	(3,599)	—	—	(2,736)	—	—	(2,398)	(4,232)	(1,263)	(3,022)	(1,208)	(5,980)

Net (decrease) increase in net assets derived from policy transactions	35,244	1,043,517	304,879	(451,473)	120,224	(68,362)	407,006	(134,512)	39,257	(564,326)	208,729	97,306	166,810	621,793	327,397

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(302)	(110)	(115)	(117)	(122)	(28)	(27)	(21)	—	—	(2)	5	—	4	—

Total increase (decrease) in net assets	320,120	1,479,328	375,878	(275,861)	147,000	18,623	673,618	(162,971)	60,323	(512,088)	275,398	166,414	172,350	745,399	390,223
Net Assets
Beginning of year	1,837,323	1,253,547	510,397	4,292,206	3,116,027	844,070	3,644,869	567,734	229,751	1,006,998	1,928,334	1,071,703	663,994	2,482,530	1,174,287

End of year	$2,157,443	$2,732,875	$886,275	$4,016,345	$3,263,027	$862,693	$4,318,487	$404,763	$290,074	$494,910	$2,203,732	$1,238,117	$836,344	$3,227,929	$1,564,510

Changes in Units
Beginning units	4,317	7,730	4,632	23,141	13,955	5,315	17,085	2,837	728	3,775	11,748	9,537	4,963	12,722	9,217

Units purchased	250	9,084	3,649	3,724	5,160	680	6,154	460	45	270	3,464	2,583	2,481	4,940	2,286
Units sold	(552)	(3,630)	(985)	(6,187)	(5,198)	(1,133)	(4,942)	(891)	(213)	(658)	(2,246)	(1,723)	(1,254)	(1,928)	(1,538)

Ending units	4,015	13,184	7,296	20,678	13,917	4,862	18,297	2,406	560	3,387	12,966	10,397	6,190	15,734	9,965

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2007 — continued

	Van Kampen
	Emerging	Van Kampen	T Rowe Price	T Rowe Price	T Rowe Price
	Markets	U.S. Real	Blue Chip	Equity	Limited
	Debt	Estate	Growth	Income	Term Bond
	Portfolio:	Portfolio:	Portfolio —	Portfolio —	Portfolio —
	Class I	Class I	Class II	Class II	Class II

From Operations
Net investment income (loss)	$26,374	$28,182	$(10,484)	$20,444	$11,156
Net realized (loss) gain on investments	15,887	1,207,274	32,804	234,818	88
Net unrealized appreciation (depreciation) during the year	(19,364)	(2,521,117)	155,471	(219,693)	3,603

Net increase in net assets from Operations	22,897	(1,285,661)	177,791	35,569	14,847

From Variable Life Policy Transactions
Policyholders’ net premiums	19,656	577,467	132,621	370,428	30,350
Cost of insurance and administrative charges	(17,339)	(356,872)	(86,482)	(188,836)	(15,712)
Surrenders and forfeitures	(25,646)	(276,704)	(161,451)	(174,968)	(6,699)
Transfers between portfolios and the Guaranteed Account	114,856	(273,410)	639,095	508,674	113,424
Net (withdrawals) repayments due to policy loans	19,638	(85,173)	(20,270)	(15,187)	—

Net (decrease) increase in net assets derived from policy transactions	111,165	(414,692)	503,513	500,111	121,363

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(25)	(463)	(99)	(97)	(5)

Total increase (decrease) in net assets	134,037	(1,700,816)	681,205	535,583	136,205
Net Assets
Beginning of year	333,586	7,516,293	1,512,514	1,901,205	266,960

End of year	$467,623	$5,815,477	$2,193,719	$2,436,788	$403,165

Changes in Units
Beginning units	1,475	24,171	12,367	15,244	2,565

Units purchased	117	6,544	6,288	10,012	1,363
Units sold	(285)	(7,319)	(2,599)	(6,153)	(220)

Ending units	1,307	23,396	16,056	19,103	3,708

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006

									Van					Gartmore
			Gartmore	Gartmore		Gartmore			Kampen	Gartmore	Gartmore		Gartmore	GVIT
		Gartmore	GVIT	GVIT	JP Morgan	GVIT Mid	Gartmore	Gartmore	GVIT	GVIT	GVIT	Gartmore	GVIT	Investor
		GVIT	Money	Government	GVIT	Cap	GVIT	GVIT	Comstock	Small	Small Cap	GVIT S&P	Government	Destinations
		Nationwide	Market	Bond	Balanced	Growth	International	Growth	Value	Company	Value	500 Index	Bond	Aggressive
		Fund —	Fund —	Fund —	Fund	Fund —	Value Fund	Fund	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —
	Total	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class IV	Class I	Class II

From Operations
Net investment income (loss)	$17,452,597	$727,318	$2,284,578	$876,631	$664,538	$(470,441)	$733,096	$(155,967)	$325,557	$(170,487)	$(78,359)	$1,961,759	$16,893	$49,520
Net realized (loss) gain on investments	74,006,044	(709,645)	—	(25,061)	31,170	1,166,839	5,271,541	(315,313)	2,504,780	(361,498)	4,408,181	(2,333,134)	328	126,963
Net unrealized appreciation (depreciation) during the year	123,190,194	17,999,025	—	(195,318)	3,485,900	5,664,911	4,017,748	1,833,962	1,477,689	3,822,802	1,248,327	27,331,716	(3,888)	333,760

Net increase in net assets from operations	214,648,835	18,016,698	2,284,578	656,252	4,181,608	6,361,309	10,022,385	1,362,682	4,308,026	3,290,817	5,578,149	26,960,341	13,333	510,243

From Variable Life Policy Transactions
Policyholders’ net premiums	167,608,440	8,454,866	12,764,453	2,446,628	2,691,828	4,931,613	361,308	2,852,151	2,681,261	2,756,196	2,858,513	19,795,950	177,636	666,331
Cost of insurance and administrative charges	(114,221,662)	(6,883,024)	(6,206,960)	(1,733,647)	(2,381,415)	(3,722,075)	(2,309,719)	(1,951,840)	(1,771,487)	(1,971,571)	(2,017,529)	(14,851,595)	(61,428)	(264,720)
Surrenders and forfeitures	(116,934,194)	(11,249,248)	(10,326,486)	(1,708,702)	(2,295,760)	(5,923,306)	(2,998,397)	(1,511,615)	(1,670,417)	(1,344,787)	(2,162,394)	(11,485,367)	(3,023)	(137,567)
Transfers between portfolios and the Guaranteed Account	(3,190,090)	(3,573,885)	11,337,859	500,883	(912,106)	(1,727,823)	(4,334,692)	(1,291,608)	(790,139)	(1,641,996)	(2,754,877)	(8,615,209)	72,021	1,236,431
Net (withdrawals) repayments due to policy loans	(5,627,509)	1,028,203	(153,807)	(134,898)	267,639	(217,592)	(132,820)	12,475	(191,443)	(153,049)	(306,128)	(507,310)	(974)	8,874
Withdrawals due to death benefits	(4,865,284)	(477,408)	(224,861)	(258,429)	(207,689)	(115,311)	(114,686)	(141,333)	(113,021)	(41,052)	(124,090)	(832,358)	(2,418)	(524)

Net (decrease) increase in net assets derived from policy transactions	(77,230,299)	(12,700,496)	7,190,198	(888,165)	(2,837,503)	(6,774,494)	(9,529,006)	(2,031,770)	(1,855,246)	(2,396,259)	(4,506,505)	(16,495,889)	181,814	1,508,825

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	11,765	—	—	—	1,500	—	2,470	—	—	3,500	—	—	(17)	(149)

Total increase (decrease) in net assets	137,430,301	5,316,202	9,474,776	(231,913)	1,345,605	(413,185)	495,849	(669,088)	2,452,780	898,058	1,071,644	10,464,452	195,130	2,018,919
Net Assets
Beginning of year	1,691,906,540	147,443,882	48,237,004	25,647,390	37,690,375	72,034,822	49,868,531	26,639,067	29,318,712	30,197,974	35,273,828	194,588,008	346,638	2,295,653

End of year	$1,829,336,841	$152,760,084	$57,711,780	$25,415,477	$39,035,980	$71,621,637	$50,364,380	$25,969,979	$31,771,492	$31,096,032	$36,345,472	$205,052,460	$541,768	$4,314,572

Changes in Units
Beginning units	6,041,267	180,931	252,986	79,485	64,125	107,547	106,745	206,946	160,028	163,430	176,842	488,766	3,214	14,900

Units purchased	1,465,423	19,204	230,286	15,000	8,122	11,745	1,431	31,124	28,628	21,633	20,441	61,283	2,722	12,639
Units sold	(1,543,288)	(36,321)	(205,374)	(17,998)	(14,660)	(21,971)	(22,841)	(47,717)	(37,118)	(34,218)	(39,417)	(101,389)	(1,039)	(3,679)

Ending units	5,963,402	163,814	277,898	76,487	57,587	97,321	85,335	190,353	151,538	150,845	157,866	448,660	4,897	23,860

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

			Gartmore	Gartmore
	Gartmore	Gartmore	GVIT	GVIT			Federated	Gartmore	Gartmore			Gartmore
	GVIT	GVIT	Investor	Investor	Gartmore	Gartmore	GVIT	GVIT	GVIT		Gartmore	GVIT	Gartmore
	Investor	Investor	Destinations	Destinations	GVIT	GVIT	High	Global	Global	Gartmore GVIT	GVIT	Small	GVIT	Van Kampen
	Destinations	Destinations	Moderately	Moderately	Emerging	Mid Cap	Income	Financial	Health	Global	Global	Cap	U.S. Growth	GVIT Multi
	Conservative	Moderate	Aggressive	Conservative	Markets	Index	Bond	Services	Sciences	Technology and	Utilities	Growth	Leaders	Sector Bond
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Communications	Fund —	Fund —	Fund —	Fund —
	Class II	Class II	Class II	Class II	Class I	Class I	Class I	Class I	Class I	Fund — Class I	Class I	Class I	Class I	Class I

From Operations
Net investment income (loss)	$10,415	$195,977	$259,700	$28,460	$705	$17,117	$61,684	$4,388	$(6,342)	$(1,199)	$7,957	$(8,393)	$(5,992)	$53,402
Net realized (loss) gain on investments	5,704	235,901	329,452	37,303	152,555	144,371	(4,450)	60,472	(6,124)	9,188	18,492	127,846	27,255	5,056
Net unrealized appreciation (depreciation) during the year	6,629	730,098	1,520,088	34,871	244,653	160,960	32,927	(2,001)	29,975	3,270	100,888	(97,763)	(41,979)	3,510

Net increase in net assets from operations	22,748	1,161,976	2,109,240	100,634	397,913	322,448	90,161	62,859	17,509	11,259	127,337	21,690	(20,716)	61,968

From Variable Life Policy Transactions
Policyholders’ net premiums	53,045	2,636,694	3,698,154	316,234	72,639	566,681	29,281	12,894	11,557	3,732	9,921	184,464	177,086	205,941
Cost of insurance and administrative charges	(50,092)	(1,012,219)	(1,341,275)	(134,670)	(67,639)	(249,132)	(101,182)	(24,148)	(17,704)	(18,355)	(9,862)	(75,899)	(89,909)	(121,539)
Surrenders and forfeitures	(3,323)	(419,633)	(158,545)	(33,458)	(40,401)	(221,649)	(145,618)	(11,388)	(4,521)	(2,852)	(9,136)	(68,573)	(25,307)	(68,604)
Transfers between portfolios and the Guaranteed Account	92,778	992,753	4,522,976	53,709	(58,048)	303,497	(105,313)	89,673	35,571	45,032	37,378	164,192	550,457	282,850
Net (withdrawals) repayments due to policy loans	(1,174)	(4,427)	(142,942)	(8,283)	(11,599)	(68,501)	(18,496)	487	(521)	(14,563)	(4,599)	(8,874)	(21,139)	(9,555)
Withdrawals due to death benefits	7	(23,212)	(3,387)	—	(1,044)	(61,730)	(132)	—	—	—	—	—	(8,131)	(65)

Net (decrease) increase in net assets derived from policy transactions	91,241	2,169,956	6,574,981	193,532	(106,092)	269,166	(341,460)	67,518	24,382	12,994	23,702	195,310	583,057	289,028

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	—	—	(487)	—	22	—	—	—	(51)	—	5	(46)	(78)	—

Total increase (decrease) in net assets	113,989	3,331,932	8,683,734	294,166	291,843	591,614	(251,299)	130,377	41,840	24,253	151,044	216,954	562,263	350,996
Net Assets
Beginning of year	331,682	9,331,493	11,457,284	1,180,160	1,290,632	3,355,910	1,112,262	326,682	971,300	177,027	375,266	1,049,466	1,302,141	1,368,646

End of year	$445,671	$12,663,425	$20,141,018	$1,474,326	$1,582,475	$3,947,524	$860,963	$457,059	$1,013,140	$201,280	$526,310	$1,266,420	$1,864,404	$1,719,642

Changes in Units
Beginning units	2,899	68,395	76,925	8,852	2,726	17,840	6,710	1,253	2,685	1,133	981	6,754	6,666	9,714

Units purchased	944	26,184	56,778	4,010	567	6,623	140	455	182	124	396	5,452	6,958	4,352
Units sold	(480)	(12,067)	(13,949)	(2,541)	(819)	(4,835)	(1,756)	(206)	(341)	(387)	(392)	(4,356)	(3,085)	(2,010)

Ending units	3,363	82,512	119,754	10,321	2,474	19,628	5,094	1,502	2,526	870	985	7,850	10,539	12,056

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

			Gartmore	Gartmore			Federated	American		American
	Gartmore	Gartmore	GVIT	GVIT	Gartmore GVIT	Gartmore	GVIT	Funds	American	Funds	American
	GVIT	GVIT	Global	Global	Global	GVIT	High	GVIT	Funds	GVIT	Funds
	International	Emerging	Financial	Health	Technology and	Global	Income	Asset	GVIT	Global	GVIT	Merrill Lynch	Fidelity VIP	Fidelity VIP
	Value	Markets	Services	Sciences	Communications	Utilities	Bond	Allocation	Bond	Growth	Growth	Zero Coupon	Equity-Income	Growth
	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Fund —	Bond	Portfolio:	Portfolio:
	Class III	Class III	Class III	Class III	Class III	Class III	Class III	Class II	Class II	Class II	Class II	Series Fund	Initial Class	Initial Class

From Operations
Net investment income (loss)	$369,333	$219	$4,356	$(3,919)	$(4,465)	$29,796	$44,835	$425	$(26)	$(80)	$319	$(13,285)	$4,070,694	$(471,299)
Net realized (loss) gain on investments	2,142,608	234,565	53,050	(16,476)	17,191	112,801	(42)	84	12	1,419	(14)	1,760,907	19,341,730	(5,625,609)
Net unrealized appreciation (depreciation) during the year	2,759,336	713,457	6,550	23,439	27,934	313,695	14,356	1,310	370	2,998	5,747	(1,715,197)	3,797,641	16,724,504

Net increase in net assets from operations	5,271,277	948,241	63,956	3,044	40,660	456,292	59,149	1,819	356	4,337	6,052	32,425	27,210,065	10,627,596

From Variable Life Policy Transactions
Policyholders’ net premiums	3,947,188	445,725	49,791	129,280	88,355	122,719	212,060	640	2,410	23,146	14,799	108,170	12,437,593	17,941,144
Cost of insurance and administrative charges	(1,220,304)	(228,943)	(24,188)	(33,762)	(39,494)	(78,041)	(35,379)	(2,101)	(571)	(2,800)	(3,419)	(98,661)	(9,578,478)	(13,504,861)
Surrenders and forfeitures	(1,386,804)	(84,365)	(2,615)	(38,352)	(17,360)	(51,334)	(11,234)	—	—	—	—	(80,991)	(10,237,238)	(12,404,867)
Transfers between portfolios and the Guaranteed Account	2,799,063	885,131	(194,468)	28,517	(151,629)	650,955	437,870	29,897	13,223	21,912	83,365	(11,773,737)	(3,718,063)	(6,368,945)
Net (withdrawals) repayments due to policy loans	(124,719)	(95,221)	(953)	(444)	(4,893)	(27,987)	(18,712)	—	—	—	—	(6,017)	(523,947)	(249,684)
Withdrawals due to death benefits	(46,987)	(7,303)	—	81	—	—	(15)	—	—	—	—	—	(408,706)	(348,237)

Net (decrease) increase in net assets derived from policy transactions	3,967,437	915,024	(172,433)	85,320	(125,021)	616,312	584,590	28,436	15,062	42,258	94,745	(11,851,236)	(12,028,839)	(14,935,450)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(14,447)	65	(17)	(24)	(12)	(21)	(34)	(2)	(2)	(3)	(5)	(8,236)	1,000	3,234

Total increase (decrease) in net assets	9,224,267	1,863,330	(108,494)	88,340	(84,373)	1,072,583	643,705	30,253	15,416	46,592	100,792	(11,827,047)	15,182,226	(4,304,620)
Net Assets
Beginning of year	22,396,340	2,128,827	487,326	524,450	702,733	947,714	253,481	—	—	—	—	11,827,047	146,738,494	182,826,113

End of year	$31,620,607	$3,992,157	$378,832	$612,790	$618,360	$2,020,297	$897,186	$30,253	$15,416	$46,592	$100,792	$—	$161,920,720	$178,521,493

Changes in Units
Beginning units	142,685	13,678	3,758	4,921	6,525	7,071	2,418	—	—	—	—	25,062	336,566	502,778

Units purchased	55,002	11,376	1,076	4,104	4,019	6,589	6,220	309	153	585	1,024	485	39,260	67,174
Units sold	(28,525)	(6,153)	(2,391)	(3,383)	(5,338)	(2,627)	(852)	(21)	(6)	(153)	(47)	(25,547)	(65,082)	(108,346)

Ending units	169,162	18,901	2,443	5,642	5,206	11,033	7,786	288	147	432	977	—	310,744	461,606

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

									Fidelity		Fidelity
				Fidelity				Fidelity	VIP II		VIP II		Fidelity
	Fidelity	Fidelity	Fidelity	VIP	Fidelity	Fidelity	Fidelity	VIP II	Investment		Investment	Fidelity	VIP III	Fidelity
	VIP High	VIP	VIP	Equity-	VIP	VIP	VIP	Asset	Grade	Fidelity	Grade	VIP III	Value	VIP IV
	Income	Overseas	Overseas	Income	Growth	Overseas	Overseas	Manager	Bond	VIP II	Bond	Mid Cap	Strategies	Energy
	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Contrafund	Portfolio:	Portfolio:	Portfolio:	Portfolio:
	Initial	Initial	Initial	Service	Service	Service	Service	Initial	Initial	Portfolio:	Service	Service	Service	Service
	Class	Class	Class R	Class	Class	Class	Class R	Class	Class	Initial Class	Class	Class	Class	Class 2

From Operations
Net investment income (loss)	$1,285,116	$94,373	$37,100	$58,111	$(8,089)	$158	$(1,411)	$894,653	$1,527,665	$867,111	$28,303	$(61,098)	$(4,208)	$(459)
Net realized (loss) gain on investments	(39,713)	1,166,217	930,653	321,927	7,755	19,088	44,377	(855,171)	19,509	13,761,744	(2,683)	2,394,977	375,748	196,113
Net unrealized appreciation (depreciation) during the year	592,339	4,650,189	2,966,577	57,702	85,450	17,676	163,767	2,692,175	166,234	(283,305)	12,515	(823,016)	(41,256)	(120,951)

Net increase in net assets from operations	1,837,742	5,910,779	3,934,330	437,740	85,116	36,922	206,733	2,731,657	1,713,408	14,345,550	38,135	1,510,863	330,284	74,703

From Variable Life Policy Transactions
Policyholders’ net premiums	1,481,087	515,726	4,118,599	923,875	587,117	2,576	408,686	3,944,084	4,495,066	11,116,102	297,530	1,356,950	196,797	78,213
Cost of insurance and administrative charges	(1,320,584)	(2,111,431)	(1,284,871)	(278,164)	(164,343)	(27,011)	(99,083)	(3,334,742)	(3,397,560)	(8,149,007)	(124,192)	(851,589)	(133,026)	(44,322)
Surrenders and forfeitures	(1,208,633)	(2,303,227)	(1,490,753)	(37,083)	(11,214)	4	(15,205)	(3,064,343)	(2,994,819)	(7,890,680)	(12,575)	(737,276)	(59,889)	(3,661)
Transfers between portfolios and the Guaranteed Account	(976,483)	(1,730,682)	835,599	476,874	303,450	(19,404)	201,277	(1,089,891)	4,202,618	2,725,209	71,468	989,624	(97,269)	528,991
Net (withdrawals) repayments due to policy loans	(64,080)	(156,866)	(374,208)	(2,445)	(8,366)	(564)	(2,647)	(157,743)	(118,430)	(834,137)	(6,161)	(122,957)	(32,068)	(15,126)
Withdrawals due to death benefits	(37,480)	(55,174)	(32,400)	(1,856)	(4,551)	(6,367)	289	(89,005)	(233,883)	(311,545)	(2,412)	(3,329)	(1,146)	(51)

Net (decrease) increase in net assets derived from policy transactions	(2,126,173)	(5,841,654)	1,771,966	1,081,201	702,093	(50,766)	493,317	(3,791,640)	1,952,992	(3,344,058)	223,658	631,423	(126,601)	544,044

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	—	—	(15,029)	—	—	—	(26)	—	—	—	—	13,000	—	(41)

Total increase (decrease) in net assets	(288,431)	69,125	5,691,267	1,518,941	787,209	(13,844)	700,024	(1,059,983)	3,666,400	11,001,492	261,793	2,155,286	203,683	618,706
Net Assets
Beginning of year	19,087,066	37,354,971	21,341,056	1,645,815	1,087,618	239,994	878,406	43,998,588	47,177,835	131,869,283	916,578	12,334,378	2,189,432	326,842

End of year	$18,798,635	$37,424,096	$27,032,323	$3,164,756	$1,874,827	$226,150	$1,578,430	$42,938,605	$50,844,235	$142,870,775	$1,178,371	$14,489,664	$2,393,115	$945,548

Changes in Units
Beginning units	91,495	130,400	137,020	11,468	8,095	1,304	6,705	138,727	199,063	365,088	8,327	49,974	11,040	2,430

Units purchased	13,327	2,541	44,019	9,495	6,700	14	5,166	16,788	50,949	52,567	3,578	17,437	2,120	7,026
Units sold	(24,504)	(26,887)	(35,523)	(2,461)	(1,622)	(269)	(1,577)	(29,342)	(40,439)	(62,707)	(1,564)	(14,213)	(2,738)	(3,385)

Ending units	80,318	106,054	145,516	18,502	13,173	1,049	10,294	126,173	209,573	354,948	10,341	53,198	10,422	6,071

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

				Neuberger
	Fidelity	Fidelity	Fidelity	Berman			Neuberger	Neuberger
	VIP IV	VIP IV	VIP IV	AMT	Neuberger	Neuberger	Berman	Berman	Neuberger	Neuberger	Van Eck		Van Eck	Van Eck
	Freedom	Freedom	Freedom	Limited	Berman	Berman	AMT Mid	AMT	Berman	Berman	Worldwide	Van Eck	Worldwide	Worldwide
	Fund 2010	Fund 2020	Fund 2030	Maturity	AMT	AMT	Cap	Socially	AMT	AMT	Bond	Worldwide	Emerging	Real Estate
	Portfolio —	Portfolio —	Portfolio —	Bond	Partners	Fasciano	Growth	Responsive	International	Regency	Fund —	Hard Assets	Markets	Fund —
	Service	Service	Service	Portfolio —	Portfolio	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Portfolio —	Initial	Fund —	Fund —	Initial
	Class	Class	Class	I Class	Class I	S Class	I Class	I Class	S Class	S Class	Class	Initial Class	Initial Class	Class

From Operations
Net investment income (loss)	$1,548	$3,193	$2,776	$376,396	$24,342	$(7,259)	$(4,690)	$(4,231)	$(1,585)	$(192)	$407,193	$(47,079)	$(8,241)	$42,901
Net realized (loss) gain on investments	2,439	5,524	4,113	(93,741)	4,085,340	93,454	60,652	92,271	8,775	10,083	25,565	1,529,757	4,818,019	1,783,622
Net unrealized appreciation (depreciation) during the year	8,617	31,073	11,906	243,322	(520,714)	(38,101)	24,207	19,233	54,305	467	(155,426)	248,550	3,375,850	(558,142)

Net increase in net assets from operations	12,604	39,790	18,795	525,977	3,588,968	48,094	80,169	107,273	61,495	10,358	277,332	1,731,228	8,185,628	1,268,381

From Variable Life Policy Transactions
Policyholders’ net premiums	5,608	13,735	52,943	1,524,302	2,387,792	157,223	69,672	86,550	55,411	15,766	90,870	97,589	195,468	44,982
Cost of insurance and administrative charges	(5,709)	(16,064)	(16,662)	(1,056,760)	(1,996,675)	(77,582)	(68,101)	(80,023)	(24,562)	(3,703)	(334,841)	(278,138)	(1,022,397)	(288,412)
Surrenders and forfeitures	—	—	(1,055)	(1,435,738)	(3,146,399)	(88,686)	(80,802)	(157,701)	(2,794)	(2,011)	(802,187)	(302,973)	(1,216,713)	(234,027)
Transfers between portfolios and the Guaranteed Account	3,519	67,280	133,018	(509,161)	337,227	36,709	237,367	257,418	309,266	90,493	(157,859)	(569,777)	(1,265,753)	(189,035)
Net (withdrawals) repayments due to policy loans	—	—	—	(79,917)	(149,650)	(4,785)	(873)	(12,374)	(4,610)	—	261,462	(121,818)	(116,565)	(78,742)
Withdrawals due to death benefits	—	—	—	(45,114)	(78,695)	(939)	(2,910)	(317)	—	—	(9,148)	(4,531)	(91,095)	(11,635)

Net (decrease) increase in net assets derived from policy transactions	3,418	64,951	168,244	(1,602,388)	(2,646,400)	21,940	154,353	93,553	332,711	100,545	(951,703)	(1,179,648)	(3,517,055)	(756,869)

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(10)	(21)	(10)	(650)	—	—	(37)	(39)	(17)	(11)	—	—	—	—

Total increase (decrease) in net assets	16,012	104,720	187,029	(1,077,061)	942,568	70,034	234,485	200,787	394,189	110,892	(674,371)	551,580	4,668,573	511,512
Net Assets
Beginning of year	134,722	317,008	82,365	16,000,794	33,093,725	964,302	541,510	748,034	72,003	24,775	5,377,687	7,717,735	22,881,615	4,709,829

End of year	$150,734	$421,728	$269,394	$14,923,733	$34,036,293	$1,034,336	$775,995	$948,821	$466,192	$135,667	$4,703,316	$8,269,315	$27,550,188	$5,221,341

Changes in Units
Beginning units	1,252	2,865	730	82,241	173,411	5,560	3,023	4,176	616	214	19,420	16,311	78,073	15,785

Units purchased	221	719	1,549	13,209	22,421	2,853	2,334	2,847	3,168	1,196	2,677	278	1,746	507
Units sold	(189)	(150)	(152)	(22,662)	(37,817)	(2,473)	(1,874)	(1,572)	(532)	(349)	(6,336)	(2,753)	(14,223)	(3,034)

Ending units	1,284	3,434	2,127	72,788	158,015	5,940	3,483	5,451	3,252	1,061	15,761	13,836	65,596	13,258

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

					Alger
			Van Eck		American				Dreyfus	Dreyfus
	Van Eck	Van Eck	Worldwide	Van Eck	Small			Dreyfus	Developing	Small Cap		American		American
	Worldwide	Worldwide	Emerging	Worldwide	Capitalization	Wells Fargo	Wells	Appreciation	Leaders	Stock Index	Dreyfus	Century VP	American	Century VP
	Bond	Hard Assets	Markets	Real Estate	Portfolio:	Advantage	Fargo VT	Portfolio:	Portfolio:	Portfolio:	Stock Index	International	Century VP	Value
	Fund —	Fund —	Fund —	Fund —	Class O	VT Discovery	Opportunity	Initial	Initial	Service	Fund: Initial	Fund:	Ultra Fund:	Fund:
	Class R1	Class R1	Class R1	Class R1	Shares	Fund	Fund	Shares	Shares	Shares	Shares	Class I	Class I	Class I

From Operations
Net investment income (loss)	$212,070	$(40,339)	$(13,733)	$36,531	$(235,065)	$(71,146)	$(58,391)	$34,547	$(640)	$(18,864)	$99,873	$8,815	$(15,761)	$47,101
Net realized (loss) gain on investments	(71,398)	815,820	2,048,015	1,338,238	1,075,333	283,515	1,255,923	243,651	23,984	310,378	354,926	80,795	71,456	802,048
Net unrealized appreciation (depreciation) during the year	32,084	442,227	2,085,987	(129,364)	5,398,951	1,098,866	(293,908)	317,256	(20,504)	363,031	952,948	112,000	(160,073)	475,356

Net increase in net assets from operations	172,756	1,217,708	4,120,269	1,245,405	6,239,219	1,311,235	903,624	595,454	2,840	654,545	1,407,747	201,610	(104,378)	1,324,505

From Variable Life Policy Transactions
Policyholders’ net premiums	595,346	637,949	1,769,722	591,691	3,087,189	1,194,932	878,117	608,670	38,730	1,216,015	1,617,312	30,374	483,208	895,445
Cost of insurance and administrative charges	(199,354)	(362,598)	(619,730)	(299,143)	(2,452,027)	(738,526)	(600,503)	(262,817)	(17,598)	(428,586)	(566,447)	(54,870)	(196,767)	(463,072)
Surrenders and forfeitures	(185,656)	(330,660)	(571,442)	(183,821)	(2,283,255)	(437,167)	(398,576)	(299,588)	(1,885)	(245,875)	(322,831)	(27,723)	(43,810)	(324,088)
Transfers between portfolios and the Guaranteed Account	214,158	1,327,317	208,892	234,198	(1,653,383)	(610,043)	(434,002)	264,086	(46,372)	578,861	(679,262)	26,181	(107,589)	878,671
Net (withdrawals) repayments due to policy loans	(19,601)	(57,642)	(210,338)	(92,253)	(124,366)	(52,759)	(150,971)	(37,622)	(177)	(83,391)	(16,924)	(4,447)	(16,621)	(52,628)
Withdrawals due to death benefits	(16,193)	(5,343)	(21,444)	(20,706)	(64,555)	(22,950)	(9,486)	758	—	(7,935)	(8,564)	—	576	(4,584)

Net (decrease) increase in net assets derived from policy transactions	388,700	1,209,023	555,660	229,966	(3,490,397)	(666,513)	(715,421)	273,487	(27,302)	1,029,089	23,284	(30,485)	118,997	929,744

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(299)	(3,624)	(9,323)	(280)	—	(1,420)	—	(884)	(16)	—	8,000	—	—	—

Total increase (decrease) in net assets	561,157	2,423,107	4,666,606	1,475,091	2,748,822	643,302	188,203	868,057	(24,478)	1,683,634	1,439,031	171,125	14,619	2,254,249
Net Assets
Beginning of year	2,771,982	4,724,798	10,258,253	4,031,485	34,014,195	9,712,121	8,261,822	3,629,773	247,116	4,457,866	9,258,298	873,583	2,020,614	7,105,745

End of year	$3,333,139	$7,147,905	$14,924,859	$5,506,576	$36,763,017	$10,355,423	$8,450,025	$4,497,830	$222,638	$6,141,500	$10,697,329	$1,044,708	$2,035,233	$9,359,994

Changes in Units
Beginning units	20,782	19,315	48,585	21,899	220,956	151,219	64,603	30,098	1,172	24,462	61,753	3,969	16,999	48,615

Units purchased	10,610	10,907	17,102	7,693	27,711	21,565	7,060	14,207	341	10,751	16,059	498	9,854	14,035
Units sold	(7,681)	(6,558)	(14,891)	(7,540)	(46,847)	(29,923)	(11,640)	(11,522)	(418)	(5,595)	(15,803)	(1,154)	(8,616)	(8,455)

Ending units	23,711	23,664	50,796	22,052	201,820	142,861	60,023	32,783	1,095	29,618	62,009	3,313	18,237	54,195

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

										Janus
	American						Janus	Janus		Aspen	Janus	Janus
	Century		American		American	Janus	Aspen	Aspen	Janus	Series —	Aspen	Aspen
	VP		Century		Century	Aspen	Series —	Series —	Aspen	Risk	Series —	Series —	Oppenheimer	Oppenheimer
	Income	American	VP Mid	American	VP	Series —	International	Global	Series —	Managed	International	Global	Capital	Global
	and	Century VP	Cap	Century	Inflation	Forty	Growth	Technology	Balanced	Core	Growth	Technology	Appreciation	Securities
	Growth	International	Value	VP Vista	Protection	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Portfolio:	Fund/VA:	Fund/VA:
	Fund:	Fund:	Fund:	Fund:	Fund:	Service	Service	Service	Service	Service	Service II	Service II	Non-Service	Non-Service
	Class I	Class III	Class I	Class I	Class II	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares

From Operations
Net investment income (loss)	$16,216	$9,566	$604	$(550)	$49,187	$(13,227)	$23,771	$(1,714)	$11,681	$(951)	$46,177	$(1,571)	$(18,478)	$9,390
Net realized (loss) gain on investments	64,264	45,578	10,865	294	(17,843)	205,592	245,907	39,645	31,203	18,193	287,250	4,731	132,293	350,160
Net unrealized appreciation (depreciation) during the year	174,411	269,118	18,861	2,660	(8,933)	(15,214)	361,727	(17,615)	44,559	731	500,182	8,846	238,088	75,616

Net increase in net assets from operations	254,891	324,262	30,330	2,404	22,411	177,151	631,405	20,316	87,443	17,973	833,609	12,006	351,903	435,166

From Variable Life Policy Transactions
Policyholders’ net premiums	265,773	238,208	48,329	13,408	188,802	306,205	38,822	3,690	163,396	26,821	320,782	42,554	1,020,564	65,025
Cost of insurance and administrative charges	(131,273)	(101,721)	(15,316)	(3,983)	(106,542)	(164,876)	(102,116)	(29,453)	(77,092)	(12,321)	(165,646)	(15,602)	(392,909)	(169,703)
Surrenders and forfeitures	(37,983)	(32,478)	(1,370)	(75)	(51,695)	(161,391)	(89,465)	(45,336)	(23,652)	(4,012)	(112,788)	(7,735)	(321,879)	(198,669)
Transfers between portfolios and the Guaranteed Account	15,588	431,104	172,132	103,867	(213,879)	(262,047)	881,002	(45,793)	129,961	38,018	1,988,989	52,835	440,135	36,228
Net (withdrawals) repayments due to policy loans	(11,022)	(8,198)	(1,718)	—	(13,634)	(9,749)	(2,093)	(5,001)	(67,154)	4,539	(29,101)	(236)	(68,487)	(36,240)
Withdrawals due to death benefits	(4,439)	—	(182)	—	(5,423)	(84)	(832)	(79)	(2,252)	(2,448)	(20,064)	(2,624)	(895)	—

Net (decrease) increase in net assets derived from policy transactions	96,644	526,915	201,875	113,217	(202,371)	(291,942)	725,318	(121,972)	123,207	50,597	1,982,172	69,192	676,529	(303,359)

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	—	(25)	(11)	(9)	93	—	—	—	8,400	244	10,432	(16)	—	—

Total increase (decrease) in net assets	351,535	851,152	232,194	115,612	(179,867)	(114,791)	1,356,723	(101,656)	219,050	68,814	2,826,213	81,182	1,028,432	131,807
Net Assets
Beginning of year	1,482,034	1,073,967	38,665	16,429	1,804,271	2,452,957	1,263,484	307,259	795,313	162,462	875,718	161,721	4,428,711	2,751,743

End of year	$1,833,569	$1,925,119	$270,859	$132,041	$1,624,404	$2,338,166	$2,620,207	$205,603	$1,014,363	$231,276	$3,701,931	$242,903	$5,457,143	$2,883,550

Changes in Units
Beginning units	9,347	8,446	343	144	14,308	15,883	5,119	2,605	5,107	743	5,838	1,389	36,163	12,525

Units purchased	2,373	5,587	2,245	1,136	5,762	3,297	1,267	41	2,414	546	16,835	1,075	13,178	390
Units sold	(1,444)	(1,840)	(576)	(211)	(7,267)	(5,172)	(998)	(1,147)	(1,386)	(164)	(5,780)	(518)	(8,014)	(2,940)

Ending units	10,276	12,193	2,012	1,069	12,803	14,008	5,388	1,499	6,135	1,125	16,893	1,946	41,327	9,975

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

											Franklin
											Templeton	Franklin		Franklin
											VIP	Templeton	Franklin	Templeton
											Franklin	VIP	Templeton	VIP
			Oppenheimer			AIM V.I.	AIM V.I.	Federated	Federated	Federated	Small	Franklin	VIP	Templeton
	Oppenheimer	Oppenheimer	Main Street	Oppenheimer	AIM V.I.	Capital	Capital	Quality	American	Capital	Cap	Rising	Templeton	Developing
	Main Street	High Income	Small Cap	Global	Basic	Appreciation	Development	Bond	Leaders	Appreciation	Value	Dividends	Foreign	Markets
	Fund/VA:	Fund/VA:	Fund/VA:	Securities	Value Fund	Fund	Fund	Fund II:	Fund II:	Fund II:	Securities	Securities	Securities	Securities
	Non-Service	Non-Service	Non-Service	Fund/VA:	Series I	Series I	Series I	Primary	Primary	Primary	Fund —	Fund —	Fund —	Fund —
	Shares	Shares	Shares	Class 3	Shares	Shares	Shares	Shares	Shares	Shares	Class I	Class I	Class 1	Class 3

From Operations
Net investment income (loss)	$11,910	$59,592	$(11,907)	$11,963	$(7,633)	$(1,928)	$(3,878)	$82,597	$624	$119	$11,897	$41,641	$12,325	$4,899
Net realized (loss) gain on investments	135,265	(5,724)	180,153	522,291	200,784	14,708	32,423	(27,225)	10,487	1,949	664,723	507,310	91,262	99,025
Net unrealized appreciation (depreciation) during the year	282,824	27,096	92,540	669,693	138,419	6,246	50,787	31,698	5,331	17,852	469,496	883,918	218,606	128,818

Net increase in net assets from operations	429,999	80,964	260,786	1,203,947	331,570	19,026	79,332	87,070	16,442	19,920	1,146,116	1,432,869	322,193	232,742

From Variable Life Policy Transactions
Policyholders’ net premiums	494,973	167,167	212,769	1,710,014	392,865	84,331	84,212	465,670	11,222	21,759	904,761	852,208	48,345	223,765
Cost of insurance and administrative charges	(250,569)	(74,631)	(131,078)	(558,415)	(205,198)	(35,845)	(44,675)	(198,526)	(9,327)	(16,223)	(476,961)	(573,062)	(91,270)	(97,834)
Surrenders and forfeitures	(179,542)	(29,347)	(124,507)	(347,135)	(177,982)	(6,548)	(7,225)	(76,269)	(2,220)	(8,229)	(593,474)	(889,707)	(51,980)	(203,832)
Transfers between portfolios and the Guaranteed Account	414,045	148,876	686,742	1,385,068	185,782	(3,888)	109,316	303,994	47,923	23,882	713,820	305,860	42,563	593,676
Net (withdrawals) repayments due to policy loans	(15,518)	(1,870)	(18,520)	(74,078)	(20,756)	(117)	(1,384)	(75,723)	(32)	(356)	(15,794)	(41,559)	(35,258)	(364)
Withdrawals due to death benefits	—	(200)	(5,579)	(1,215)	(3,740)	—	—	(2,304)	—	—	(2,734)	(6,513)	(174)	(12,257)

Net (decrease) increase in net assets derived from policy transactions	463,389	209,995	619,827	2,114,239	170,971	37,933	140,244	416,842	47,566	20,833	529,618	(352,773)	(87,774)	503,154

Amounts (withdrawn)/contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	—	449	(63)	(113)	26	(20)	(17)	—	(9)	(8)	(110)	(156)	(98)	(34)

Total increase (decrease) in net assets	893,388	291,408	880,550	3,318,073	502,567	56,939	219,559	503,912	63,999	40,745	1,675,624	1,079,940	234,321	735,862
Net Assets
Beginning of year	2,681,857	794,283	1,488,022	5,940,612	2,540,277	286,635	463,965	2,220,299	84,882	122,670	6,889,586	9,574,564	1,603,002	517,685

End of year	$3,575,245	$1,085,691	$2,368,572	$9,258,685	$3,042,844	$343,574	$683,524	$2,724,211	$148,881	$163,415	$8,565,210	$10,654,504	$1,837,323	$1,253,547

Changes in Units
Beginning units	19,483	5,853	7,147	45,095	15,003	2,030	2,102	19,395	597	788	34,003	61,187	5,324	4,063

Units purchased	8,372	2,595	5,795	27,285	5,278	895	1,285	7,988	162	307	11,344	20,906	244	9,015
Units sold	(4,226)	(1,134)	(2,439)	(12,227)	(4,468)	(715)	(566)	(3,753)	(115)	(175)	(8,614)	(24,631)	(1,251)	(5,348)

Ending units	23,629	7,314	10,503	60,153	15,813	2,210	2,821	23,630	644	920	36,733	57,462	4,317	7,730

See accompanying notes to financial statements.

The Nationwide Provident VLI Separate Account 1

of Nationwide Life Insurance Company of America
Statements of Changes in Net Assets for the Year Ended December 31, 2006 — continued

	Franklin
	Templeton																	T Rowe
	VIP			MFS									Van			T Rowe	T Rowe	Price
	Templeton			Investors						Vanguard			Kampen	Van Kampen	Van	Price	Price	Limited
	Global	AllianceBernstein		Growth		Putnam VT	Putnam VT	Putnam		Total	Vanguard		Core Plus	Emerging	Kampen	Blue Chip	Equity	Term
	Income	Growth and	AllianceBernstein	Stock	MFS Value	Growth &	International	VT	Vanguard	Bond	High	Vanguard	Fixed	Markets	U.S. Real	Growth	Income	Bond
	Securities	Income	Small/ Mid Cap	Series —	Series:	Income	Equity	Voyager	Equity	Market	Yield	Mid Cap	Income	Debt	Estate	Portfolio	Portfolio	Portfolio
	Fund —	Portfolio:	Value Portfolio:	Initial	Initial	Fund — IB	Fund — IB	Fund —	Income	Index	Bond	Index	Portfolio:	Portfolio:	Portfolio:	—	—	—
	Class 3	Class A	Class A	Class	Class	Class	Class	IB Class	Portfolio	Portfolio	Portfolio	Portfolio	Class I	Class I	Class I	Class II	Class II	Class II

From Operations
Net investment income (loss)	$8,834	$25,388	$(7,771)	$(5,022)	$11,434	$2,997	$(202)	$(5,061)	$25,914	$24,277	$32,721	$(143)	$36,807	$29,300	$22,069	$(3,855)	$10,312	$5,463
Net realized (loss) gain on investments	7,950	325,693	238,031	12,653	278,099	18,050	65,946	8,179	82,472	(4,135)	(6,743)	102,833	469	4,362	632,444	7,133	58,171	(622)
Net unrealized appreciation (depreciation) during the year	15,496	249,936	117,562	42,826	252,273	45,789	(14,441)	42,615	177,964	12,225	13,892	130,907	(4,198)	719	1,194,992	80,514	177,502	2,260

Net increase in net assets from operations	32,280	601,017	347,822	50,457	541,806	66,836	51,303	45,733	286,350	32,367	39,870	233,597	33,078	34,381	1,849,505	83,792	245,985	7,101

From Variable Life Policy Transactions
Policyholders’ net premiums	28,417	402,081	271,477	102,937	349,430	63,741	3,756	41,737	463,310	309,776	226,226	743,000	185,519	9,550	531,302	180,733	339,754	34,158
Cost of insurance and administrative charges	(13,445)	(214,896)	(133,909)	(61,177)	(181,607)	(30,929)	(11,702)	(27,712)	(139,267)	(97,103)	(71,039)	(205,887)	(92,730)	(22,507)	(307,610)	(57,217)	(148,858)	(8,671)
Surrenders and forfeitures	—	(458,983)	(52,392)	(63,116)	(406,039)	(30,611)	(39,964)	(26,293)	(14,822)	(10,034)	(5,448)	(40,870)	(148,195)	(16,102)	(221,234)	(96,028)	(215,484)	—
Transfers between portfolios and the Guaranteed Account	310,290	161,281	225,231	88,466	783,534	140,869	(99,009)	(7,161)	166,192	140,022	(44,334)	404,308	75,906	(21,254)	994,152	1,128,215	800,249	177,894
Net (withdrawals) repayments due to policy loans	(11,769)	(36,258)	(2,581)	36,775	33,652	(7,182)	348	(384)	(5,679)	(6,148)	(3,980)	(5,814)	(6,662)	(15,302)	(38,458)	(26,148)	(11,493)	—
Withdrawals due to death benefits	—	—	(3,567)	(7,047)	(1,392)	—	—	—	(4,256)	(1,788)	(1,605)	75	(65)	(823)	(4,588)	—	(258)	(171)

Net (decrease) increase in net assets derived from policy transactions	313,493	(146,775)	304,259	96,838	577,578	135,888	(146,571)	(19,813)	465,478	334,725	99,820	894,812	13,773	(66,438)	953,564	1,129,555	763,910	203,210

Amounts (withdrawn)/ contributed by Nationwide Life Insurance Company of America, including seed money and reimbursements	(23)	(82)	(127)	(30)	—	(25)	15,800	—	—	—	—	—	—	(19)	44	(59)	(62)	(35)

Total increase (decrease) in net assets	345,750	454,160	651,954	147,265	1,119,384	202,699	(79,468)	25,920	751,828	367,092	139,690	1,128,409	46,851	(32,076)	2,803,113	1,213,288	1,009,833	210,276
Net Assets
Beginning of year	164,647	3,838,046	2,464,073	696,805	2,525,485	365,035	309,219	981,078	1,176,506	704,611	524,304	1,354,121	1,127,436	365,662	4,713,180	299,226	891,372	56,684

End of year	$510,397	$4,292,206	$3,116,027	$844,070	$3,644,869	$567,734	$229,751	$1,006,998	$1,928,334	$1,071,703	$663,994	$2,482,530	$1,174,287	$333,586	$7,516,293	$1,512,514	$1,901,205	$266,960

Changes in Units
Beginning units	1,674	25,189	12,590	5,019	14,577	2,559	885	3,939	8,568	6,477	4,203	7,819	9,174	1,667	21,075	2,658	8,420	564

Units purchased	3,760	5,987	2,954	1,315	7,944	778	64	467	4,865	4,603	2,504	6,605	2,857	190	6,225	12,567	10,830	2,647
Units sold	(802)	(8,035)	(1,589)	(1,019)	(5,436)	(500)	(221)	(631)	(1,685)	(1,543)	(1,744)	(1,702)	(2,814)	(382)	(3,129)	(2,858)	(4,006)	(646)

Ending units	4,632	23,141	13,955	5,315	17,085	2,837	728	3,775	11,748	9,537	4,963	12,722	9,217	1,475	24,171	12,367	15,244	2,565

See accompanying notes to financial statements

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements
      December 31, 2007 and 2006
1. Organization
The Nationwide Provident VLI Separate Account 1 (Separate Account) was established by Nationwide Life Insurance Company of America (Nationwide Provident) under the provisions of the Pennsylvania Insurance Law. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Nationwide NVIT Nationwide Fund Class IV, Nationwide NVIT Money Market Fund Class IV, Nationwide NVIT Government Bond Fund Class IV and J.P. Morgan NVIT Balanced Fund Class IV subaccounts are the only subaccounts available with single premium and scheduled premium policies. The Policies are distributed principally through career agents and brokers.
Nationwide Provident has structured the Separate Account as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Separate Account is comprised of one hundred and thirty-one subaccounts:
Nationwide Variable Insurance Trust: (Formerly Gartmore Variable Insurance Trust)

(Nationwide NVIT formerly Gartmore GVIT — see below)
Nationwide NVIT Nationwide Fund — Class IV
Nationwide NVIT Money Market Fund — Class IV
Nationwide NVIT Government Bond Fund — Class IV
JP Morgan NVIT Balanced Fund — Class IV
Nationwide NVIT Mid Cap Growth Fund — Class IV
Nationwide NVIT International Value Fund Class IV
Nationwide NVIT Growth Fund — Class IV
Van Kampen NVIT Comstock Value Fund — Class IV
Nationwide Multi-Manager NVIT Small Company Fund — Class IV (Formerly Nationwide GVIT
Small Company Fund — Class IV)
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class IV (Formerly Nationwide
GVIT Small Cap Value Fund — Class IV)
Nationwide NVIT S&P 500 Index Fund — Class IV
Nationwide NVIT Government Bond Fund — Class I
Nationwide NVIT Investor Destinations Aggressive Fund — Class II
Nationwide NVIT Investor Destinations Conservative Fund — Class II
Nationwide NVIT Investor Destinations Moderate Fund — Class II
Nationwide NVIT Investor Destinations Moderately Aggressive Fund — Class II
Nationwide NVIT Investor Destinations Moderately Conservative Fund — Class II
Nationwide NVIT Emerging Markets Fund — Class I
Nationwide NVIT Mid Cap Index Fund — Class I
Federated NVIT High Income Bond Fund — Class I
Nationwide NVIT Global Financial Services Fund — Class I
Nationwide NVIT Global Health Sciences Fund — Class I
Nationwide NVIT Global Technology and Communications Fund — Class I
Nationwide NVIT Global Utilities Fund — Class I
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class I (Formerly Nationwide GVIT
Small Cap Growth Fund — Class I)
Nationwide NVIT U.S. Growth Leaders Fund — Class I

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
1. Organization, continued
Nationwide Variable Insurance Trust: (Continued)

Van Kampen NVIT Multi Sector Bond Fund — Class I
Nationwide NVIT International Value Fund — Class III
Nationwide NVIT Emerging Markets Fund — Class III
Nationwide NVIT Global Financial Services Fund — Class III
Nationwide NVIT Global Health Sciences Fund — Class III
Nationwide NVIT Global Technology and Communications Fund — Class III
Nationwide NVIT Global Utilities Fund — Class III
Federated NVIT High Income Bond Fund — Class III
American Funds NVIT Asset Allocation Fund — Class II
American Funds NVIT Bond Fund — Class II
American Funds NVIT Global Growth Fund — Class II
American Funds NVIT Growth Fund — Class II
American Funds NVIT Growth — Income Fund — Class II
Fidelity Variable Insurance Products Fund:

Fidelity VIP Equity-Income Portfolio: Initial Class
Fidelity VIP Growth Portfolio: Initial Class
Fidelity VIP High Income Portfolio: Initial Class
Fidelity VIP Overseas Portfolio: Initial Class
Fidelity VIP Overseas Portfolio: Initial Class R
Fidelity VIP Equity-Income Portfolio: Service Class
Fidelity VIP Growth Portfolio: Service Class
Fidelity VIP Overseas Portfolio: Service Class
Fidelity VIP Overseas Portfolio: Service Class R
VIP High Income Portfolio — Initial Class R
Fidelity Variable Insurance Products Fund II:

Fidelity VIP II Asset Manager Portfolio: Initial Class
Fidelity VIP II Investment Grade Bond Portfolio: Initial Class
Fidelity VIP II Contrafund Portfolio: Initial Class
Fidelity VIP II Investment Grade Bond Portfolio: Service Class
Fidelity Variable Insurance Products Fund III:

Fidelity VIP III Mid Cap Portfolio: Service Class
Fidelity VIP III Value Strategies Portfolio: Service Class
Fidelity Variable Insurance Products Fund IV:

Fidelity VIP IV Energy Portfolio: Service Class 2
Fidelity VIP IV Freedom Fund 2010 Portfolio — Service Class
Fidelity VIP IV Freedom Fund 2020 Portfolio — Service Class
Fidelity VIP IV Freedom Fund 2030 Portfolio — Service Class
Lehman Brothers Advisers Management Trust: (Formerly Neuberger Berman Advisers
     Management Trust)

Lehman Brothers AMT Short Duration Bond Portfolio — I Class (Formerly Neuberger Berman
AMT Limited Maturity Bond Portfolio Class I)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
1. Organization, continued
Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Partners Portfolio I Class
Neuberger Berman AMT Fasciano Portfolio — S Class
Neuberger Berman AMT Mid Cap Growth Portfolio — I Class
Neuberger Berman AMT Socially Responsive Portfolio — I Class
Neuberger Berman AMT International Portfolio — S Class
Neuberger Berman AMT Regency Portfolio — S Class
Van Eck Worldwide InsuranceTrust:

Van Eck Worldwide Bond Fund: Initial Class
Van Eck Worldwide Hard Assets Fund: Initial Class
Van Eck Worldwide Emerging Markets Fund: Initial Class
Van Eck Worldwide Real Estate Portfolio: Initial Class
Van Eck Worldwide Bond Fund: Class R
Van Eck Worldwide Hard Assets Fund: Class R
Van Eck Worldwide Emerging Markets Fund: Class R
Van Eck Worldwide Real Estate Portfolio: Class R
The Alger American Fund:

Alger American Small Capitalization Portfolio: Class O Shares
Wells Fargo Advantage Variable Trust Funds:

Wells Fargo Advantage VT Discovery Fund
Wells Fargo VT Opportunity Fund — Investor Class
Dreyfus Variable Investment Fund:

Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares
Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares
Dreyfus Investment Portfolios:

Dreyfus Investment Portfolios — Small Cap Stock Index Portfolio: Service Shares
Dreyfus Stock Index Fund, Inc.:

Dreyfus Stock Index Fund, Inc.: Initial Shares
American Century Variable Portfolios, Inc.:

American Century VP International Fund: Class I
American Century VP Ultra Fund: Class I
American Century VP Value Fund: Class I
American Century VP Income and Growth Fund: Class I
American Century VP International Fund: Class III
American Century VP Mid Cap Value Fund: Class I
American Century VP Vista Fund: Class I
American Century Variable Portfolios II, Inc.:

American Century VP Inflation Protection Fund: Class II
Janus Aspen Series:

Janus Aspen Series — Forty Portfolio — Service Shares
Janus Aspen Series — International Growth Portfolio: Service Shares

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      Notes to Financial Statements — continued
1. Organization, continued
Janus Aspen Series: (Continued)

Janus Aspen Series — Global Technology Portfolio: Service Shares
Janus Aspen Series — Balanced Portfolio: Service Shares
Janus Aspen Series — INTECH Risk-Managed Core Portfolio: Service Shares (Formerly Janus
Aspen Series — Risk Managed Core Portfolio: Service Shares)
Janus Aspen Series — International Growth Portfolio: Service II Shares
Janus Aspen Series — Global Technology Portfolio: Service II Shares
Oppenheimer Variable Account Funds:

Oppenheimer Capital Appreciation Fund/ VA: Non-Service Shares
Oppenheimer Global Securities Fund/ VA: Non-Service Shares
Oppenheimer Main Street Fund/ VA: Non-Service Shares
Oppenheimer High Income Fund/ VA: Non-Service Shares
Oppenheimer Main Street Small Cap Fund/ VA: Non-Service Shares
Oppenheimer Global Securities Fund/ VA: Class 3
Oppenheimer High Income Fund/ VA: Class 3
AIM Variable Insurance Funds:

AIM V.I. Basic Value Fund: Series I Shares
AIM V.I. Capital Appreciation Fund: Series I Shares
AIM V.I. Capital Development Fund: Series I Shares
Federated Insurance Series:

Federated Quality Bond Fund II: Primary Shares
Federated American Leaders Fund II: Primary Shares
Federated Capital Appreciation Fund II: Primary Shares
Franklin Templeton Variable Insurance Products Trust:

Franklin Templeton VIP Franklin Small Cap Value Securities Fund: Class 1
Franklin Templeton VIP Franklin Rising Dividends Securities Fund: Class 1
Franklin Templeton VIP Templeton Foreign Securities Fund: Class 1
Franklin Templeton VIP Templeton Developing Markets Securities Fund — Class 3
Franklin Templeton VIP Templeton Global Income Securities Fund — Class 3
AllianceBernstein Variable Products Series Fund Inc:

AllianceBernstein Growth and Income Portfolio: Class A
AllianceBernstein Small / Mid Cap Value Portfolio: Class A
MFS Variable Insurance Trust:

MFS Investors Growth Stock Series: Initial Class
MFS Value Series: Initial Class
Putnam Variable Trust:

Putnam VT Growth & Income Fund: Class IB
Putnam VT International Equity Fund: Class IB
Putnam VT Voyager Fund: Class IB

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      Notes to Financial Statements — continued

1. Organization, continued
Vanguard Variable Insurance Fund:

Vanguard Equity Income Portfolio
Vanguard Total Bond Market Index Portfolio
Vanguard High Yield Bond Portfolio
Vanguard Mid Cap Index Portfolio
Van Kampen — The Universal Institutional Funds, Inc.:

Van Kampen Core Plus Fixed Income Portfolio: Class I
Van Kampen Emerging Markets Debt Portfolio: Class I
Van Kampen U.S. Real Estate Portfolio: Class I
T Rowe Price:

T Rowe Price Blue Chip Growth Portfolio — Class II
T Rowe Price Equity Income Portfolio — Class II
T Rowe Price Limited Term Bond Portfolio — Class II
On February 15, 2006, the Merrill Lynch Zero Coupon Bond Series Fund was terminated due to the maturity of the underlying series of the Zero Coupon Trust. Any remaining money left in the fund was moved to Nationwide NVIT Money Market Fund — Class IV at the close of business February 15, 2006.
The policyholder’s equity is affected by the investment results of each fund, equity transactions by policyholders and certain contract expenses (see note 5).
Net premiums from in force policies are allocated to the subaccounts in accordance with policyholder instructions and are recorded as policyholders net premiums in the accompanying statements of changes in net assets. Such amounts are used to provide money to pay benefits under the policies. The Separate Account’s assets are the property of Nationwide Provident.
Transfers between investment portfolios include transfers between the subaccounts and the Guaranteed Account (not shown), which is part of Nationwide Provident’s general account.
A policyholder may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are available through the variable life policy and therefore, not available to the general public directly.
Some of the underlying mutual funds have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.
2. Summary of Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Separate Account in preparing the accompanying financial statements.

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2. Summary of Significant Accounting Policies, continued

Investment Valuation:
The fair value of the underlying mutual funds is based on the closing net asset value per share at December 31, 2007. Transactions are recorded on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date.

Realized Gains and Losses:
Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

Federal Income Taxes:
The operations of the Separate Account are included in the Federal income tax return of Nationwide Provident. Under the provisions of the policies, Nationwide Provident has the right to charge the Separate Account for Federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax. Nationwide Provident does not provide for income taxes within the Separate Account. Taxes are the responsibility of the policyholder upon termination or withdrawal.

Estimates:
The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts from operations and policy transactions during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement:
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard (SFAS) 157. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. SFAS 157 is not expected to have material impact on the Accounts’ financial position or results of their operations upon adoption.
3. Death Benefits
Death benefit proceeds result in a redemption of policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. In the event that the guaranteed death benefit exceeds the account value on the date of death, the excess is paid by Nationwide Provident’s general account.
4. Policy Loans
Policy provisions allow policyholders to borrow up to the policy’s non-loaned surrender value (90% of cash surrender value for Options policies). Interest is charged on the outstanding loan and is due and payable at

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4. Policy Loans, continued
the end of each policy year or when the loan is repaid. Any unpaid interest is added to the loan balance and bears interest at the same loan rate.
At the time the loan is granted, the amount of the loan is transferred from the Separate Account to Nationwide Provident’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made. Interest credited is paid by Nationwide Provident’s general account to the Separate Account. Loan repayments result in a transfer of collateral including interest back to the Separate Account.
5. Expenses and Related Party Transactions

Deductions from Premiums
Nationwide Provident makes certain deductions from premiums before amounts are allocated to each subaccount selected by the policyholder. The deductions may include (1) state premium taxes (0-4% of premium/scheduled premium payments depending on the Insured state of residence), (2) premiums for supplementary benefits, (3) sales charges (5% of each scheduled base/unscheduled premium for Options policies only) and (4) premium processing charges and Federal tax charges (1.5-10% of premiums). Premiums adjusted for these deductions are recorded as net premiums in the statements of changes in net assets. See original policy documents for specific charges assessed.

Mortality and Expense Charges
In addition to the aforementioned charges, each subaccount is charged for mortality and expense risks assumed by Nationwide Provident. The annual rates charged to cover these risks range from 0.00% to 1.00% of the average daily net assets held for the benefit of policyholders. These charges are assessed through the daily unit value calculation.

Cost of Insurance
Each subaccount is also charged by Nationwide Provident for the cost of insurance protection, which is based on a number of variables such as issue age, sex, premium class, policy year and net amount at risk (death benefit less total policy account value). For single premium policies, the charge is accrued daily and deducted annually from the amount invested. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured’s attained age. The cost of insurance charge is assessed monthly against each policy by liquidating units.

Administrative Charges
Depending upon the type of policy, additional recurring monthly deductions may be made for (1) administrative charges ($3.25-$8.00), (2) first year policy charges ($5-$17.50) and (3) supplementary charges (ranging from $0-0.11 per $1,000 of face amount). Optional monthly deductions for additional riders may be made for (1) disability benefit waiver benefit which waives monthly deductions in the event of disability ($.01-$1.76 per $1,000 of net amount at risk), (2) disability waiver of premium benefit waives agreed upon premium in the event of disability (2% to 23.2% of agreed upon premium amount), (3) children’s term insurance rider which provides a death benefit for a covered child ($.52 per $1,000 of coverage), (4) additional insurance benefit rider or term insurance rider ($.02-$115.10 per $1,000 of

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5. Expenses and Related Party Transactions, continued
coverage for single life policies and $0-$20.79 for survivorship policies), (5) convertible term life insurance rider for term insurance on someone other than the primary insured individual ($.06-$113.17 per $1,000 of rider coverage), (6) minimum death benefit which guarantees a death benefit if specified premiums are paid ($.01 per $1,000 of Guaranteed Minimum Death Benefit), (7) long term care accelerated benefit which pays an accelerated death benefit in the event of a covered illness ($.02-$3.24 per $1,000 of net amount at risk), (8) long term care waiver benefit waives monthly deductions in the event of a covered illness ($.01-$3.47 per $1,000 of net amount at risk), (9) long term care extended insurance benefit rider provides additional benefits after accelerated benefits are exhausted ($.01-$8.72 per $1,000 of rider coverage) and (10) four years survivorship term life insurance provides additional death benefits in the first four years of the policy ($.03-$.15 per $1,000 of rider coverage). See original policy documents for additional monthly charges. A face amount increase charge is made upon an increase in face amount ($50-$300 plus $0-$1 per $1,000 of face amount increase). During any given policy year, the first four or twelve transfers (depending on the policy) by a policyholder of amounts in the subaccounts are free of charge. A fee of $25 is assessed for each additional transfer. These charges are included in the statements of changes in net assets and are assessed against each policy by liquidating units.
The policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus reimbursements of certain deductions previously made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.
If a policy is surrendered within the first 9-15 policy years (depending on the policy), a contingent deferred sales load charge and/or contingent deferred administrative charge is assessed. The deferred administrative charge ranges from $0-$5 per $1,000 face amount. The deferred sales load charge ranges from 6-35% of premiums paid up to the sales surrender cap. A deferred sales charge and/or a deferred administrative charge will be imposed if certain policies are surrendered or lapse at any time within 10-15 years after the effective date of an increase in face amount (similar charges applied to surrenders/lapses for the initial face amount are applied to the premiums related to the increase in face amount). A portion of the deferred sales charge and/or deferred administrative charge will be deducted if the face amount is decreased in the first 10-15 years or the related increment of face amount is decreased within 10-15 years after such increase took effect. These charges totaled $5,646,646 and $6,476,127 for the years ended December 31, 2007 and 2006, respectively. These charges are included with administrative charges in the statements of changes in net assets and are assessed against each policy by liquidating units.
Upon the transfer of the subaccount value out of a subaccount within 60 days after allocation to that subaccount, certain subaccounts charge a fee of 1% of the amount transferred. See product prospectus for specific subaccounts impacted. These amounts are paid directly to the fund company, and are shown as an investment expense in the statements of operations. These charges totaled $22,409 for the year ended December 31, 2007.
Nationwide Provident made a daily asset charge against the assets of the Zero Coupon Bond 2006 Series Subaccount. The charge was to reimburse Nationwide Provident for the transaction charge paid directly by Nationwide Provident to Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) on the sale of the Zero Coupon Trust units to the Zero Coupon Bond 2006 Series Subaccount. Nationwide Provident paid these amounts from general account assets. The amount of the asset charge currently was equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. The charge was cost

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5. Expenses and Related Party Transactions, continued
based (taking into account the loss of interest) with no anticipated element of profit for Nationwide Provident. These charges were included in the statements of changes in net assets and were assessed against each policy by liquidating units.
Nationwide Provident, or an affiliate, may receive compensation from a fund or its investment adviser or distributor (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to the funds and their availability through the policies. The amount of this compensation is based upon a percentage of the assets of the fund attributable to the policies and other policies issued by Nationwide Provident (or an affiliate). These percentages differ, and some funds, advisers, or distributors (or affiliates) may pay Nationwide Provident more than others. Nationwide Provident also may receive 12b-1 fees.

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6.	Financial Highlights
Nationwide Provident offers several variable life products through the Separate Account that have unique combinations of features and fees that are assessed to the policyholder. Differences in fee structures result in different contract expense rates, unit fair values and total returns. The following table is a summary of units, unit fair values and policyholders’ equity for variable life contracts as of the period indicated, and net investment income ratio, policy expense ratio and total return for each period in the five year period ended December 31, 2007. The information is presented as a range of minimum and maximum values based upon product grouping. The range is determined by identifying the lowest and highest contract expense rates. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual policy amounts may not be within the ranges presented.

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Nationwide Variable Insurance Trust:
Nationwide NVIT Nationwide Fund — Class IV	149,511	$346.30 to $9,827.16	$153,166,807	1.06%	0.00% to 0.75%	7.37% to 8.18%
Nationwide NVIT Money Market Fund — Class IV	279,843	$166.47 to $3,224.87	$59,782,181	4.82%	0.00% to 0.75%	4.14% to 4.94%
Nationwide NVIT Government Bond Fund — Class IV	71,643	$239.85 to $5,350.61	$25,907,305	4.46%	0.00% to 0.75%	6.46% to 7.26%
JP Morgan NVIT Balanced Fund — Class IV	54,224	$307.54 to $4,750.87	$39,307,336	2.20%	0.35% to 0.75%	3.86% to 4.28%
Nationwide NVIT Mid Cap Growth Fund — Class IV	90,685	$519.78 to $7,835.48	$72,826,749	0.00%	0.60% to 0.75%	8.22% to 8.38%
Nationwide NVIT International Value Fund Class IV	72,492	$385.05 to $3,944.99	$44,468,736	2.11%	0.60% to 0.75%	2.12% to 2.28%
Nationwide NVIT Growth Fund — Class IV	170,866	$120.71 to $1,224.77	$27,660,164	0.18%	0.60% to 0.75%	18.66% to 18.84%
Van Kampen NVIT Comstock Value Fund — Class IV	141,480	$147.52 to $1,496.75	$28,436,288	1.73%	0.60% to 0.75%	-2.92% to -2.77%
Nationwide Multi-Manager NVIT Small Company Fund — Class IV	142,233	$163.98 to $1,663.76	$29,899,031	0.11%	0.60% to 0.75%	1.39% to 1.54%
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class IV	142,316	$161.94 to $1,643.02	$29,870,553	1.18%	0.60% to 0.75%	-7.62% to -7.48%
Nationwide NVIT S&P 500 Index Fund — Class IV	410,597	$366.38 to $3,743.89	$196,671,685	1.60%	0.60% to 0.75%	4.32% to 4.48%
Nationwide NVIT Government Bond Fund — Class I	5,229	$117.66	$615,277	4.49%	0.75%	6.35%
Nationwide NVIT Investor Destinations Aggressive Fund — Class II	30,001	$186.96 to $1,898.33	$5,696,603	1.96%	0.60% to 0.75%	5.16% to 5.32%
Nationwide NVIT Investor Destinations Conservative Fund — Class II	3,953	$125.10 to $1,248.09	$517,209	3.85%	0.60% to 0.75%	4.59% to 4.75%
Nationwide NVIT Investor Destinations Moderate Fund — Class II	103,981	$153.58 to $1,544.74	$16,636,748	2.72%	0.60% to 0.75%	4.87% to 5.02%
Nationwide NVIT Investor Destinations Moderately Aggressive Fund — Class II	155,909	$172.95 to $1,750.56	$27,852,303	2.29%	0.60% to 0.75%	5.35% to 5.51%

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6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Nationwide NVIT Investor Destinations Moderately Conservative Fund — Class II	14,050	$139.00 to $1,391.10	$2,137,412	3.26%	0.60% to 0.75%	5.06% to 5.22%
Gartmore NVIT Emerging Markets Fund — Class I	2,485	$496.17 to $4,996.54	$2,614,716	0.70%	0.60% to 0.75%	44.49% to 44.70%
Nationwide NVIT Mid Cap Index Fund — Class I	20,047	$195.42 to $1,967.89	$4,364,270	1.35%	0.60% to 0.75%	6.75% to 6.91%
Federated NVIT High Income Bond Fund — Class I	3,159	$138.05 to $1,390.16	$630,844	7.16%	0.60% to 0.75%	2.36% to 2.51%
Nationwide NVIT Global Financial Services Fund — Class I	1,185	$208.01 to $2,094.70	$292,425	2.66%	0.60% to 0.75%	-1.80% to -1.65%
Nationwide NVIT Global Health Sciences Fund — Class I	2,103	$165.12 to $1,662.75	$559,904	0.06%	0.60% to 0.75%	12.31% to 12.48%
Nationwide NVIT Global Technology and Communications Fund — Class I	1,072	$186.59 to $1,878.98	$442,262	0.00%	0.60% to 0.75%	19.19% to 19.37%
Gartmore NVIT Global Utilities Fund — Class I	1,139	$265.80 to $2,676.63	$876,435	2.65%	0.60% to 0.75%	19.53% to 19.71%
Nationwide Multi-Manager NVIT Small Cap Growth Fund — Class I	11,510	$169.33 to $1,705.23	$2,114,898	0.00%	0.60% to 0.75%	8.93% to 9.09%
Nationwide NVIT U.S. Growth Leaders Fund — Class I	10,241	$198.96 to $2,003.60	$2,207,661	0.00%	0.60% to 0.75%	21.57% to 21.75%
Van Kampen NVIT Multi Sector Bond Fund — Class I	12,772	$122.58 to $1,234.39	$1,891,433	4.01%	0.60% to 0.75%	3.84% to 4.00%
Nationwide NVIT International Value Fund — Class III	148,290	$160.03 to $1,609.12	$29,225,522	2.07%	0.60% to 0.75%	2.16% to 2.31%
Gartmore NVIT Emerging Markets Fund — Class III	22,669	$304.73 to $305.85	$6,918,910	0.70%	0.65% to 0.75%	44.46% to 44.60%
Nationwide NVIT Global Financial Services Fund — Class III	2,656	$151.88 to $152.44	$404,427	3.30%	0.65% to 0.75%	-1.86% to -1.77%
Nationwide NVIT Global Health Sciences Fund — Class III	4,539	$121.98 to $122.43	$554,249	0.08%	0.65% to 0.75%	12.38% to 12.49%
Nationwide NVIT Global Technology and Communications Fund — Class III	4,082	$141.56 to $142.08	$578,394	0.00%	0.65% to 0.75%	19.28% to 19.40%
Gartmore NVIT Global Utilities Fund — Class III	10,028	$218.48 to $219.28	$2,195,734	2.46%	0.65% to 0.75%	19.49% to 19.61%
Federated NVIT High Income Bond Fund — Class III	9,487	$117.89 to $118.21	$1,119,687	7.54%	0.65% to 0.75%	2.39% to 2.50%
American Funds NVIT Asset Allocation Fund — Class II	1,044	$110.66	$115,502	2.96%	0.75%	5.34%
American Funds NVIT Bond Fund — Class II	2,900	$107.18	$310,864	10.19%	0.75%	2.21%
American Funds NVIT Global Growth Fund — Class II	3,650	$122.45	$446,988	3.19%	0.75%	13.51%
American Funds NVIT Growth Fund — Class II	2,536	$114.53	$290,487	0.70%	0.75%	11.06%
American Funds NVIT Growth — Income Fund — Class II	738	$98.43	$72,608	1.83%	0.75%	-1.57%	(a)

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6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Portfolio: Initial Class	289,559	$379.86 to $3,881.67	$153,737,798	1.78%	0.60% to 0.75%	0.77% to 0.92%
Fidelity VIP Growth Portfolio: Initial Class	417,459	$356.27 to $3,640.57	$203,857,644	0.82%	0.60% to 0.75%	26.01% to 26.20%
Fidelity VIP High Income Portfolio: Initial Class	54,865	$174.89 to $1,842.15	$14,349,789	7.52%	0.60% to 0.75%	2.01% to 2.17%
Fidelity VIP Overseas Portfolio: Initial Class	88,555	$264.80 to $2,702.85	$37,847,405	3.27%	0.60% to 0.75%	16.43% to 16.61%
Fidelity VIP Overseas Portfolio: Initial Class R	150,134	$179.03 to $1,800.20	$32,578,014	3.27%	0.60% to 0.75%	16.47% to 16.65%
Fidelity VIP Equity-Income Portfolio: Service Class	22,053	$172.17	$3,796,843	1.82%	0.75%	0.66%
Fidelity VIP Growth Portfolio: Service Class	14,322	$179.19	$2,566,418	0.58%	0.75%	25.92%
Fidelity VIP Overseas Portfolio: Service Class	948	$250.64	$237,571	3.11%	0.75%	16.33%
Fidelity VIP Overseas Portfolio: Service Class R	12,637	$178.40	$2,254,519	3.20%	0.75%	16.34%
VIP High Income Portfolio — Initial Class R	34,486	$98.41 to $98.48	$3,395,178	10.69%	0.65% to 0.75%	-1.59% to - 1.52%	(a)
Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Asset Manager Portfolio: Initial Class	115,363	$258.76 to $2,644.16	$45,597,418	6.09%	0.60% to 0.75%	14.64% to 14.81%
Fidelity VIP II Investment Grade Bond Portfolio: Initial Class	181,072	$208.91 to $2,132.34	$46,640,056	4.31%	0.60% to 0.75%	3.56% to 3.72%
Fidelity VIP II Contrafund Portfolio: Initial Class	329,483	$349.60 to $3,557.68	$156,880,654	0.94%	0.60% to 0.75%	16.71% to 16.88%
Fidelity VIP II Investment Grade Bond Portfolio: Service Class	10,782	$117.84	$1,270,541	4.04%	0.75%	3.43%
Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Mid Cap Portfolio: Service Class	52,370	$260.83 to $2,626.58	$16,478,100	0.71%	0.60% to 0.75%	14.62% to 14.79%
Fidelity VIP III Value Strategies Portfolio: Service Class	11,327	$207.02 to $2,084.71	$2,741,821	0.81%	0.60% to 0.75%	4.81% to 4.96%
Fidelity Variable Insurance Products Fund IV:
Fidelity VIP IV Energy Portfolio: Service Class 2	8,579	$224.99 to $225.59	$1,933,441	0.12%	0.65% to 0.75%	44.55% to 44.69%
Fidelity VIP IV Freedom Fund 2010 Portfolio — Service Class	4,370	$126.34 to $126.67	$553,045	3.35%	0.65% to 0.75%	7.83% to 7.94%
Fidelity VIP IV Freedom Fund 2020 Portfolio — Service Class	6,538	$134.25 to $134.60	$878,659	2.43%	0.65% to 0.75%	9.34% to 9.45%
Fidelity VIP IV Freedom Fund 2030 Portfolio — Service Class	8,209	$139.75 to $140.12	$1,147,827	2.68%	0.65% to 0.75%	10.37% to 10.48%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Lehman Brothers Advisers Management Trust:
Lehman Brothers AMT Short Duration Bond Portfolio — I Class	68,845	$167.47 to $1,709.33	$14,668,779	2.74%	0.60% to 0.75%	3.98% to 4.14%
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Partners Portfolio I Class	138,527	$161.58 to $3,346.72	$34,328,717	0.64%	0.60% to 0.75%	8.51% to 8.68%
Neuberger Berman AMT Fasciano Portfolio — S Class	6,024	$148.27 to $1,493.10	$1,034,107	0.00%	0.60% to 0.75%	-0.24% to -0.09%
Neuberger Berman AMT Mid Cap Growth Portfolio — I Class	5,229	$221.76 to $2,233.14	$1,539,406	0.00%	0.60% to 0.75%	21.61% to 21.79%
Neuberger Berman AMT Socially Responsive Portfolio — I Class	5,851	$176.98 to $1,782.24	$1,100,244	0.09%	0.60% to 0.75%	6.80% to 6.97%
Neuberger Berman AMT International Portfolio — S Class	7,201	$146.76 to $147.15	$1,057,420	2.69%	0.65% to 0.75%	2.44% to 2.54%
Neuberger Berman AMT Regency Portfolio — S Class	1,683	$130.68 to $131.03	$220,309	0.43%	0.65% to 0.75%	2.28% to 2.38%
Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Fund: Initial Class	13,677	$202.90 to $2,070.99	$4,795,909	6.13%	0.60% to 0.75%	8.89% to 9.05%
Van Eck Worldwide Hard Assets Fund: Initial Class	11,498	$473.49 to $4,832.97	$9,777,657	0.13%	0.60% to 0.75%	44.27% to 44.48%
Van Eck Worldwide Emerging Markets Fund: Initial Class	56,497	$333.88 to $3,397.77	$31,998,127	0.43%	0.60% to 0.75%	36.58% to 36.79%
Van Eck Worldwide Real Estate Portfolio: Initial Class	11,517	$273.94 to $2,779.38	$4,616,515	1.07%	0.60% to 0.75%	0.13% to 0.28%
Van Eck Worldwide Bond Fund: Class R	26,479	$124.42 to $1,251.06	$4,015,337	5.76%	0.60% to 0.75%	8.99% to 9.16%
Van Eck Worldwide Hard Assets Fund: Class R	24,100	$335.96 to $3,378.10	$11,151,910	0.11%	0.60% to 0.75%	44.24% to 44.45%
Van Eck Worldwide Emerging Markets Fund: Class R	49,551	$313.44 to $3,151.67	$19,841,880	0.40%	0.60% to 0.75%	36.53% to 36.74%
Van Eck Worldwide Real Estate Portfolio: Class R	24,320	$201.61 to $2,027.19	$6,617,437	0.95%	0.60% to 0.75%	0.19% to 0.35%
The Alger American Fund:
Alger American Small Capitalization Portfolio: Class O Shares	183,894	$162.95 to $1,658.29	$39,481,884	0.00%	0.60% to 0.75%	16.36% to 16.54%
Wells Fargo Advantage Variable Trust Funds:
Wells Fargo Advantage VT Discovery Fund	133,855	$84.42 to $853.97	$11,868,973	0.00%	0.60% to 0.75%	21.41% to 21.59%
Wells Fargo VT Opportunity Fund — Investor Class	58,374	$138.83 to $1,404.42	$8,644,715	0.60%	0.60% to 0.75%	5.83% to 5.99%
Dreyfus Variable Investment Fund:
Dreyfus Variable Investment Fund — Appreciation Portfolio: Initial Shares	31,661	$135.81 to $1,369.71	$4,641,082	1.54%	0.60% to 0.75%	6.33% to 6.49%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Dreyfus Variable Investment Fund — Developing Leaders Portfolio: Initial Shares	879	$135.44 to $1,363.87	$147,110	0.81%	0.60% to 0.75%	-11.73% to -11.59%
Dreyfus Investment Portfolios:
Dreyfus Investment Portfolios — Small Cap Stock Index Portfolio: Service Shares	33,536	$192.37 to $1,953.53	$6,785,668	0.37%	0.60% to 0.75%	-1.40% to -1.25%
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund, Inc.: Initial Shares	61,314	$166.65 to $1,678.21	$11,148,730	1.73%	0.60% to 0.75%	4.46% to 4.62%
American Century Variable Portfolios, Inc.:
American Century VP International Fund: Class I	2,778	$186.91 to $1,885.02	$1,188,729	0.64%	0.60% to 0.75%	17.17% to 17.35%
American Century VP Ultra Fund: Class I	17,069	$128.61 to $1,297.10	$2,338,237	0.00%	0.60% to 0.75%	20.11% to 20.29%
American Century VP Value Fund: Class I	50,637	$146.68 to $1,479.32	$8,195,665	1.62%	0.60% to 0.75%	-5.85% to -5.71%
American Century VP Income and Growth Fund: Class I	10,248	$163.22 to $1,680.14	$1,839,959	1.74%	0.60% to 0.75%	-0.82% to -0.67%
American Century VP International Fund: Class III	13,575	$184.76 to $185.44	$2,512,359	0.63%	0.65% to 0.75%	17.17% to 17.29%
American Century VP Mid Cap Value Fund: Class I	3,449	$130.43 to $130.78	$450,566	0.72%	0.65% to 0.75%	-3.04% to -2.94%
American Century VP Vista Fund: Class I	3,062	$171.21 to $171.66	$525,010	0.00%	0.65% to 0.75%	38.72% to 38.86%
American Century Variable Portfolios II, Inc.:
American Century VP Inflation Protection Fund: Class II	13,169	$119.15 to $1,199.89	$1,854,054	4.49%	0.60% to 0.75%	8.67% to 8.83%
Janus Aspen Series:
Janus Aspen Series — Forty Portfolio — Service Shares	17,297	$201.27 to $2,029.84	$4,181,145	0.20%	0.60% to 0.75%	35.61% to 35.81%
Janus Aspen Series — International Growth Portfolio: Service Shares	5,892	$295.98 to $2,985.08	$3,941,557	0.43%	0.60% to 0.75%	27.06% to 27.25%
Janus Aspen Series — Global Technology Portfolio: Service Shares	1,416	$147.78 to $1,490.41	$235,882	0.34%	0.60% to 0.75%	20.78% to 20.97%
Janus Aspen Series — Balanced Portfolio: Service Shares	5,511	$151.22 to $1,522.83	$1,032,293	2.32%	0.60% to 0.75%	9.46% to 9.62%
Janus Aspen Series — INTECH Risk- Managed Core Portfolio: Service Shares	1,135	$181.94 to $1,832.20	$243,433	0.48%	0.60% to 0.75%	5.34% to 5.49%
Janus Aspen Series — International Growth Portfolio: Service II Shares	24,230	$277.43 to $278.44	$6,734,353	0.44%	0.65% to 0.75%	27.11% to 27.24%
Janus Aspen Series — Global Technology Portfolio: Service II Shares	4,592	$150.67 to $151.22	$693,195	0.59%	0.65% to 0.75%	20.84% to 20.96%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/ VA: Non-Service Shares	41,017	$139.60 to $1,407.89	$6,162,511	0.22%	0.60% to 0.75%	13.29% to 13.46%
Oppenheimer Global Securities Fund/ VA: Non-Service Shares	9,126	$182.64 to $1,842.01	$3,048,495	1.29%	0.60% to 0.75%	5.52% to 5.68%
Oppenheimer Main Street Fund/ VA: Non- Service Shares	24,468	$138.85 to $1,400.32	$3,829,040	0.95%	0.60% to 0.75%	3.64% to 3.80%
Oppenheimer High Income Fund/ VA: Non- Service Shares	4,957	$131.58 to $1,325.08	$757,773	7.95%	0.60% to 0.75%	-0.85% to -0.70%
Oppenheimer Main Street Small Cap Fund/ VA: Non-Service Shares	11,379	$199.73 to $2,011.29	$2,555,347	0.32%	0.60% to 0.75%	-1.95% to -1.80%
Oppenheimer Global Securities Fund/ VA: Class 3	68,253	$162.32 to $162.91	$11,090,536	1.24%	0.65% to 0.75%	5.54% to 5.64%
Oppenheimer High Income Fund/ VA: Class 3	2,821	$96.13 to $96.19	$271,194	0.00%	0.65% to 0.75%	-3.87% to - 3.81%	(a)
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund: Series I Shares	15,703	$170.35 to $1,715.45	$3,049,274	0.60%	0.60% to 0.75%	0.78% to 0.93%
AIM V.I. Capital Appreciation Fund: Series I Shares	2,256	$165.36 to $1,665.25	$390,640	0.00%	0.60% to 0.75%	11.17% to 11.34%
AIM V.I. Capital Development Fund: Series I Shares	3,391	$205.39 to $2,068.32	$864,111	0.00%	0.60% to 0.75%	10.01% to 10.18%
Federated Insurance Series:
Federated Quality Bond Fund II: Primary Shares	24,177	$117.15 to $1,140.51	$2,967,644	4.41%	0.60% to 0.75%	4.59% to 4.75%
Federated American Leaders Fund II: Primary Shares	612	$148.00 to $1,490.41	$90,737	1.32%	0.60% to 0.75%	-10.34% to -10.21%
Federated Capital Appreciation Fund II: Primary Shares	770	$162.66 to $1,638.05	$125,461	0.84%	0.60% to 0.75%	9.05% to 9.22%
Franklin Templeton Variable Insurance Products Trust:
Franklin Templeton VIP Franklin Small Cap Value Securities Fund: Class 1	35,735	$200.25 to $2,016.55	$8,178,342	0.86%	0.60% to 0.75%	-2.87% to -2.72%
Franklin Templeton VIP Franklin Rising Dividends Securities Fund: Class 1	55,089	$157.07 to $1,581.75	$9,896,092	2.41%	0.60% to 0.75%	-3.15% to -3.00%
Franklin Templeton VIP Templeton Foreign Securities Fund: Class 1	4,015	$237.10 to $2,387.69	$2,157,443	2.10%	0.60% to 0.75%	14.92% to 15.09%
Franklin Templeton VIP Templeton Developing Markets Securities Fund — Class 3	13,184	$207.02 to $207.58	$2,732,875	2.14%	0.65% to 0.75%	27.73% to 27.86%
Franklin Templeton VIP Templeton Global Income Securities Fund — Class 3	7,296	$121.35 to $121.68	$886,275	2.83%	0.65% to 0.75%	10.20% to 10.31%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2007			For the Year Ended December 31, 2007

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

AllianceBernstein Variable Products Series Fund Inc:
AllianceBernstein Growth and Income Portfolio: Class A	20,678	$173.13 to $1,743.46	$4,016,345	1.43%	0.60% to 0.75%	4.33% to 4.49%
AllianceBernstein Small / Mid Cap Value Portfolio: Class A	13,917	$197.74 to $1,991.27	$3,263,027	0.94%	0.60% to 0.75%	0.94% to 1.09%
MFS Variable Insurance Trust:
MFS Investors Growth Stock Series: Initial Class	4,862	$153.05 to $1,541.29	$862,693	0.32%	0.60% to 0.75%	10.52% to 10.69%
MFS Value Series: Initial Class	18,297	$191.31 to $1,926.52	$4,318,143	0.94%	0.60% to 0.75%	7.10% to 7.26%
Putnam Variable Trust:
Putnam VT Growth & Income Fund: Class IB	2,406	$152.78 to $1,538.53	$404,763	1.47%	0.60% to 0.75%	-6.74% to -6.60%
Putnam VT International Equity Fund: Class IB	560	$222.99 to $2,245.59	$289,937	2.71%	0.60% to 0.75%	7.55% to 7.72%
Putnam VT Voyager Fund: Class IB	3,387	$141.37 to $1,423.61	$494,816	0.00%	0.60% to 0.75%	4.73% to 4.89%
Vanguard Variable Insurance Fund:
Vanguard Equity Income Portfolio	12,966	$169.95	$2,203,522	2.32%	0.95%	3.54%
Vanguard Total Bond Market Index Portfolio	10,397	$119.06	$1,237,874	3.74%	0.95%	5.97%
Vanguard High Yield Bond Portfolio	6,190	$135.08	$836,154	6.36%	0.95%	0.98%
Vanguard Mid Cap Index Portfolio	15,734	$205.14	$3,227,558	1.17%	0.95%	5.13%
Van Kampen — The Universal Institutional Funds, Inc.:
Van Kampen Core Plus Fixed Income Portfolio: Class I	9,965	$117.57 to $1,183.94	$1,564,281	3.46%	0.60% to 0.75%	4.66% to 4.82%
Van Kampen Emerging Markets Debt Portfolio: Class I	1,307	$160.74 to $1,618.66	$467,623	6.93%	0.60% to 0.75%	5.73% to 5.89%
Van Kampen U.S. Real Estate Portfolio: Class I	23,396	$228.00 to $2,295.96	$5,815,477	1.10%	0.60% to 0.75%	-17.69% to -17.57%
T Rowe Price:
T Rowe Price Blue Chip Growth Portfolio — Class II	16,056	$136.40 to $136.76	$2,193,719	0.10%	0.65% to 0.75%	11.64% to 11.76%
T Rowe Price Equity Income Portfolio — Class II	19,103	$127.45 to $127.79	$2,436,788	1.52%	0.65% to 0.75%	2.26% to 2.36%
T Rowe Price Limited Term Bond Portfolio — Class II	3,708	$108.66 to $108.95	$403,165	4.02%	0.65% to 0.75%	4.43% to 4.54%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore Variable Insurance Trust:
Gartmore GVIT Nationwide Fund — Class IV	163,814	$322.53 to $9,083.77	$152,729,328	1.08%	0.00% to 0.75%	12.78% to 13.63%
Gartmore GVIT Money Market Fund — Class IV	277,898	$159.84 to $3,073.20	$57,699,776	4.56%	0.00% to 0.75%	3.89% to 4.67%
Gartmore GVIT Government Bond Fund — Class IV	76,487	$225.30 to $4,988.27	$25,407,189	4.11%	0.00% to 0.75%	2.57% to 3.34%
JP Morgan GVIT Balanced Fund Class IV	57,587	$296.10 to $4,555.80	$39,020,861	2.36%	0.35% to 0.75%	11.46% to 11.91%
Gartmore GVIT Mid Cap Growth Fund — Class IV	97,321	$480.32 to $7,229.62	$71,620,470	0.00%	0.60% to 0.75%	9.11% to 9.28%
Gartmore GVIT International Value Fund Class IV	85,335	$377.04 to $3,857.14	$50,355,415	2.08%	0.60% to 0.75%	21.82% to 22.01%
Gartmore GVIT Growth Fund Class IV	190,353	$101.73 to $1,030.63	$25,958,306	0.05%	0.60% to 0.75%	5.38% to 5.54%
Van Kampen GVIT Comstock Value Fund — Class IV	151,538	$151.96 to $1,539.45	$31,759,847	1.74%	0.60% to 0.75%	15.07% to 15.25%
Gartmore GVIT Small Company Fund — Class IV	150,845	$161.74 to $1,638.55	$31,093,042	0.11%	0.60% to 0.75%	11.21% to 11.37%
Gartmore GVIT Small Cap Value Fund — Class IV	157,866	$175.30 to $1,775.93	$36,341,552	0.45%	0.60% to 0.75%	16.53% to 16.70%
Gartmore GVIT S&P 500 Index Fund — Class IV	448,660	$351.21 to $3,583.44	$205,037,176	1.65%	0.60% to 0.75%	14.46% to 14.63%
Gartmore GVIT Government Bond Fund — Class I	4,897	$110.64	$541,768	4.29%	0.75%	2.57%
Gartmore GVIT Investor Destinations Aggressive Fund — Class II	23,860	$177.78 to $1,802.42	$4,314,572	2.14%	0.60% to 0.75%	16.00% to 16.17%
Gartmore GVIT Investor Destinations Conservative Fund — Class II	3,363	$119.61 to $1,191.53	$445,352	3.10%	0.60% to 0.75%	5.37% to 5.53%
Gartmore GVIT Investor Destinations Moderate Fund — Class II	82,512	$146.46 to $1,470.85	$12,662,728	2.45%	0.60% to 0.75%	10.52% to 10.69%
Gartmore GVIT Investor Destinations Moderately Aggressive Fund — Class II	119,754	$164.16 to $1,659.11	$20,141,018	2.34%	0.60% to 0.75%	13.69% to 13.86%
Gartmore GVIT Investor Destinations Moderately Conservative Fund — Class II	10,321	$132.30 to $1,322.06	$1,474,196	2.83%	0.60% to 0.75%	7.61% to 7.78%
Gartmore GVIT Emerging Markets Fund — Class I	2,474	$343.40 to $3,452.94	$1,582,475	0.68%	0.60% to 0.75%	35.70% to 35.90%
Gartmore GVIT Mid Cap Index Fund — Class I	19,628	$183.06 to $1,840.65	$3,947,292	1.15%	0.60% to 0.75%	9.07% to 9.23%
Federated GVIT High Income Bond Fund — Class I	5,094	$134.86 to $1,356.06	$860,718	7.16%	0.60% to 0.75%	9.78% to 9.94%
Gartmore GVIT Global Financial Services Fund — Class I	1,502	$211.81 to $2,129.80	$457,003	1.85%	0.60% to 0.75%	19.42% to 19.60%
Gartmore GVIT Global Health Sciences Fund — Class I	2,526	$147.02 to $1,478.26	$1,013,140	0.00%	0.60% to 0.75%	1.94% to 2.09%
Gartmore GVIT Global Technology and Communications Fund — Class I	870	$156.54 to $1,574.07	$200,855	0.00%	0.60% to 0.75%	10.34% to 10.51%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore GVIT Global Utilities Fund — Class I	985	$222.37 to $2,235.92	$526,305	2.73%	0.60% to 0.75%	36.54% to 36.74%
Gartmore GVIT Small Cap Growth Fund — Class I	7,850	$155.46 to $1,563.14	$1,266,420	0.00%	0.60% to 0.75%	2.44% to 2.59%
Gartmore GVIT U.S. Growth Leaders Fund — Class I	10,539	$163.67 to $1,645.68	$1,864,404	0.29%	0.60% to 0.75%	-1.03% to -0.88%
Van Kampen GVIT Multi Sector Bond Fund — Class I	12,056	$118.05 to $1,186.96	$1,719,332	4.29%	0.60% to 0.75%	4.06% to 4.21%
Gartmore GVIT International Value Fund — Class III	169,162	$156.65 to $1,572.75	$31,620,607	2.02%	0.60% to 0.75%	21.83% to 22.01%
Gartmore GVIT Emerging Markets Fund — Class III	18,901	$210.95 to $211.51	$3,992,157	0.70%	0.65% to 0.75%	35.63% to 35.76%
Gartmore GVIT Global Financial Services Fund — Class III	2,443	$154.77 to $155.18	$378,832	1.82%	0.65% to 0.75%	19.44% to 19.56%
Gartmore GVIT Global Health Sciences Fund — Class III	5,642	$108.55 to $108.84	$612,790	0.00%	0.65% to 0.75%	1.94% to 2.04%
Gartmore GVIT Global Technology and Communications Fund — Class III	5,206	$118.68 to $119.00	$618,360	0.00%	0.65% to 0.75%	10.25% to 10.36%
Gartmore GVIT Global Utilities Fund — Class III	11,033	$182.85 to $183.33	$2,020,297	2.88%	0.65% to 0.75%	36.57% to 36.70%
Federated GVIT High Income Bond Fund — Class III	7,786	$115.14 to $115.33	$897,186	8.08%	0.65% to 0.75%	9.77% to 9.88%
American Funds GVIT Asset Allocation Fund — Class II	288	$105.05	$30,253	1.92%	0.75%	5.05%	(a)
American Funds GVIT Bond Fund — Class II	147	$104.87	$15,416	0.01%	0.75%	4.87%	(a)
American Funds GVIT Global Growth Fund — Class II	432	$107.88	$46,592	0.16%	0.75%	7.88%	(a)
American Funds GVIT Growth Fund — Class II	977	$103.13	$100,792	0.93%	0.75%	3.13%	(a)
Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Portfolio: Initial Class	310,744	$376.97 to $3,846.29	$161,898,388	3.31%	0.60% to 0.75%	19.30% to 19.48%
Fidelity VIP Growth Portfolio: Initial Class	461,606	$282.73 to $2,884.74	$178,505,394	0.39%	0.60% to 0.75%	6.05% to 6.21%
Fidelity VIP High Income Portfolio: Initial Class	80,318	$171.43 to $1,803.06	$18,791,029	7.64%	0.60% to 0.75%	10.41% to 10.57%
Fidelity VIP Overseas Portfolio: Initial Class	106,054	$227.43 to $2,317.92	$37,412,374	0.89%	0.60% to 0.75%	17.20% to 17.38%
Fidelity VIP Overseas Portfolio: Initial Class R	145,516	$153.71 to $1,543.24	$27,032,323	0.81%	0.60% to 0.75%	17.14% to 17.31%
Fidelity VIP Equity-Income Portfolio: Service Class	18,502	$171.05	$3,164,664	3.04%	0.75%	19.18%
Fidelity VIP Growth Portfolio: Service Class	13,173	$142.31	$1,874,679	0.21%	0.75%	5.94%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Fidelity VIP Overseas Portfolio: Service Class	1,049	$215.46	$226,088	0.81%	0.75%	17.07%
Fidelity VIP Overseas Portfolio: Service Class R	10,294	$153.34	$1,578,430	0.61%	0.75%	17.07%
Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Asset Manager Portfolio: Initial Class	126,173	$225.72 to $2,303.09	$42,928,990	2.72%	0.60% to 0.75%	6.52% to 6.68%
Fidelity VIP II Investment Grade Bond Portfolio: Initial Class	209,573	$201.72 to $2,055.87	$50,833,390	3.88%	0.60% to 0.75%	3.57% to 3.73%
Fidelity VIP II Contrafund Portfolio: Initial Class	354,948	$299.55 to $3,043.75	$142,858,160	1.28%	0.60% to 0.75%	10.88% to 11.05%
Fidelity VIP II Investment Grade Bond Portfolio: Service Class	10,341	$113.94	$1,178,224	3.44%	0.75%	3.52%
Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Mid Cap Portfolio: Service Class	53,198	$227.56 to $2,288.11	$14,488,640	0.25%	0.60% to 0.75%	11.75% to 11.92%
Fidelity VIP III Value Strategies Portfolio: Service Class	10,422	$197.52 to $1,986.11	$2,392,941	0.49%	0.60% to 0.75%	15.33% to 15.50%
Fidelity Variable Insurance Products Fund IV:
Fidelity VIP IV Energy Portfolio: Service Class 2	6,071	$155.65 to $155.91	$945,548	0.72%	0.65% to 0.75%	15.75% to 15.86%
Fidelity VIP IV Freedom Fund 2010 Portfolio — Service Class	1,284	$117.16 to $117.36	$150,734	1.73%	0.65% to 0.75%	8.96% to 9.07%
Fidelity VIP IV Freedom Fund 2020 Portfolio — Service Class	3,434	$122.78 to $122.98	$421,728	1.54%	0.65% to 0.75%	10.98% to 11.09%
Fidelity VIP IV Freedom Fund 2030 Portfolio — Service Class	2,127	$126.61 to $126.82	$269,394	2.41%	0.65% to 0.75%	12.31% to 12.42%
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio — I Class	72,788	$161.05 to $1,641.35	$14,923,733	3.13%	0.60% to 0.75%	3.43% to 3.58%
Neuberger Berman AMT Partners Portfolio Class I	158,015	$148.90 to $3,079.47	$34,027,708	0.71%	0.60% to 0.75%	11.40% to 11.57%
Neuberger Berman AMT Fasciano Portfolio — S Class	5,940	$148.63 to $1,494.44	$1,028,864	0.00%	0.60% to 0.75%	4.47% to 4.62%
Neuberger Berman AMT Mid Cap Growth Portfolio — I Class	3,483	$182.35 to $1,833.58	$775,995	0.00%	0.60% to 0.75%	13.84% to 14.01%
Neuberger Berman AMT Socially Responsive Portfolio — I Class	5,451	$165.70 to $1,666.17	$948,821	0.17%	0.60% to 0.75%	12.86% to 13.02%
Neuberger Berman AMT International Portfolio — S Class	3,252	$143.27 to $143.50	$466,192	0.25%	0.65% to 0.75%	22.53% to 22.66%
Neuberger Berman AMT Regency Portfolio — S Class	1,061	$127.77 to $127.98	$135,667	0.50%	0.65% to 0.75%	10.11% to 10.22%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Fund — Initial Class	15,761	$186.34 to $1,899.10	$4,697,166	8.83%	0.60% to 0.75%	5.69% to 5.85%
Van Eck Worldwide Hard Assets Fund — Initial Class	13,836	$328.21 to $3,345.02	$8,254,908	0.06%	0.60% to 0.75%	23.56% to 23.75%
Van Eck Worldwide Emerging Markets Fund — Initial Class	65,596	$244.46 to $2,483.98	$27,532,833	0.60%	0.60% to 0.75%	38.45% to 38.66%
Van Eck Worldwide Real Estate Fund — Initial Class	13,258	$273.58 to $2,771.53	$5,209,377	1.55%	0.60% to 0.75%	29.94% to 30.14%
Van Eck Worldwide Bond Fund — Class R1	23,711	$114.15 to $1,146.09	$3,333,139	7.46%	0.60% to 0.75%	5.60% to 5.76%
Van Eck Worldwide Hard Assets Fund — Class R1	23,664	$232.92 to $2,338.52	$7,147,905	0.06%	0.60% to 0.75%	23.61% to 23.79%
Van Eck Worldwide Emerging Markets Fund — Class R1	50,796	$229.57 to $2,304.88	$14,924,859	0.55%	0.60% to 0.75%	38.49% to 38.70%
Van Eck Worldwide Real Estate Fund — Class R1	22,052	$201.22 to $2,020.21	$5,506,576	1.42%	0.60% to 0.75%	29.83% to 30.03%
The Alger American Fund:
Alger American Small Capitalization Portfolio: Class O Shares	201,820	$140.04 to $1,422.98	$36,757,345	0.00%	0.60% to 0.75%	19.12% to 19.30%
Wells Fargo Advantage Variable Trust Funds
Wells Fargo Advantage VT Discovery Fund	142,861	$69.54 to $702.35	$10,355,423	0.00%	0.60% to 0.75%	13.79% to 13.96%
Wells Fargo VT Opportunity Fund	60,023	$131.18 to $1,325.02	$8,442,541	0.00%	0.60% to 0.75%	11.38% to 11.55%
Dreyfus Variable Investment Fund:
Dreyfus Appreciation Portfolio: Initial Shares	32,783	$127.73 to $1,286.26	$4,497,830	1.54%	0.60% to 0.75%	15.61% to 15.78%
Dreyfus Developing Leaders Portfolio: Initial Shares	1,095	$153.43 to $1,542.74	$222,638	0.42%	0.60% to 0.75%	3.00% to 3.15%
Dreyfus Investment Portfolios:
Dreyfus Small Cap Stock Index Portfolio: Service Shares	29,618	$195.10 to $1,978.31	$6,138,847	0.36%	0.60% to 0.75%	13.56% to 13.73%
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund: Initial Shares	62,009	$159.53 to $1,604.06	$10,690,871	1.67%	0.60% to 0.75%	14.64% to 14.81%
American Century Variable Portfolios, Inc.:
American Century VP International Fund: Class I	3,313	$159.52 to $1,606.37	$1,042,520	1.58%	0.60% to 0.75%	24.09% to 24.28%
American Century VP Ultra Fund: Class I	18,237	$107.08 to $1,078.33	$2,030,698	0.00%	0.60% to 0.75%	-4.00% to -3.85%
American Century VP Value Fund: Class I	54,195	$155.79 to $1,568.88	$9,355,194	1.28%	0.60% to 0.75%	17.77% to 17.95%
American Century VP Income and Growth Fund: Class I	10,276	$164.56 to $1,691.44	$1,828,849	1.69%	0.60% to 0.75%	16.21% to 16.39%
American Century VP International Fund: Class III	12,193	$157.68 to $158.10	$1,925,119	1.31%	0.65% to 0.75%	24.09% to 24.22%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

American Century VP Mid Cap Value Fund: Class I	2,012	$134.52 to $134.74	$270,859	1.05%	0.65% to 0.75%	19.40% to 19.52%
American Century VP Vista Fund: Class I	1,069	$123.42 to $123.62	$132,041	0.00%	0.65% to 0.75%	8.20% to 8.30%
American Century Variable Portfolios II, Inc.:
American Century VP Inflation Protection Fund: Class II	12,803	$109.64 to $1,102.50	$1,624,404	3.43%	0.60% to 0.75%	0.83% to 0.98%
Janus Aspen Series:
Janus Aspen Series — Forty Portfolio: Service Shares	14,008	$148.42 to $1,494.58	$2,333,227	0.14%	0.60% to 0.75%	8.30% to 8.47%
Janus Aspen Series — International Growth Portfolio: Service Shares	5,388	$232.95 to $2,345.86	$2,616,531	1.97%	0.60% to 0.75%	45.54% to 45.75%
Janus Aspen Series — Global Technology Portfolio: Service Shares	1,499	$122.35 to $1,232.09	$203,635	0.00%	0.60% to 0.75%	7.02% to 7.18%
Janus Aspen Series — Balanced Portfolio: Service Shares	6,135	$138.15 to $1,389.13	$1,014,333	1.94%	0.60% to 0.75%	9.59% to 9.76%
Janus Aspen Series — Risk Managed Core Portfolio: Service Shares	1,125	$172.73 to $1,736.78	$231,276	0.13%	0.60% to 0.75%	9.94% to 10.11%
Janus Aspen Series — International Growth Portfolio: Service II Shares	16,893	$218.26 to $218.84	$3,701,931	2.40%	0.65% to 0.75%	45.60% to 45.75%
Janus Aspen Series — Global Technology Portfolio: Service II Shares	1,946	$124.68 to $125.02	$242,903	0.00%	0.65% to 0.75%	7.14% to 7.24%
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund/ VA: Non-Service Shares	41,327	$123.22 to $1,240.84	$5,452,982	0.34%	0.60% to 0.75%	7.14% to 7.30%
Oppenheimer Global Securities Fund/ VA: Non-Service Shares	9,975	$173.09 to $1,743.01	$2,878,348	1.01%	0.60% to 0.75%	16.81% to 16.99%
Oppenheimer Main Street Fund/ VA: Non- Service Shares	23,629	$133.97 to $1,349.11	$3,569,662	1.06%	0.60% to 0.75%	14.17% to 14.34%
Oppenheimer High Income Fund/ VA: Non- Service Shares	7,314	$132.71 to $1,334.46	$1,085,691	6.94%	0.60% to 0.75%	8.61% to 8.77%
Oppenheimer Main Street Small Cap Fund/ VA: Non-Service Shares	10,503	$203.70 to $2,048.24	$2,368,572	0.14%	0.60% to 0.75%	14.14% to 14.31%
Oppenheimer Global Securities Fund/ VA: Class 3	60,153	$153.80 to $154.21	$9,258,685	0.85%	0.65% to 0.75%	16.81% to 16.93%
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund Series I Shares	15,813	$169.03 to $1,699.59	$3,042,844	0.41%	0.60% to 0.75%	12.36% to 12.53%
AIM V.I. Capital Appreciation Fund Series I Shares	2,210	$148.75 to $1,495.64	$343,574	0.06%	0.60% to 0.75%	5.51% to 5.67%
AIM V.I. Capital Development Fund Series I Shares	2,821	$186.70 to $1,877.25	$683,524	0.00%	0.60% to 0.75%	15.65% to 15.82%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Federated Insurance Series:
Federated Quality Bond Fund II: Primary Shares	23,630	$112.01 to $1,088.79	$2,724,035	3.99%	0.60% to 0.75%	3.38% to 3.53%
Federated American Leaders Fund II: Primary Shares	644	$165.08 to $1,659.84	$148,881	1.27%	0.60% to 0.75%	15.94% to 16.11%
Federated Capital Appreciation Fund II: Primary Shares	920	$149.16 to $1,499.78	$163,415	0.76%	0.60% to 0.75%	15.35% to 15.52%
Franklin Templeton Variable Insurance Products Trust:
Franklin Templeton VIP Franklin Small Cap Value Securities Fund — Class I	36,733	$206.17 to $2,073.03	$8,565,153	0.83%	0.60% to 0.75%	16.43% to 16.60%
Franklin Templeton VIP Franklin Rising Dividends Securities Fund — Class I	57,462	$162.18 to $1,630.69	$10,654,504	1.13%	0.60% to 0.75%	16.55% to 16.73%
Franklin Templeton VIP Templeton Foreign Securities Fund Class 1	4,317	$206.32 to $2,074.59	$1,837,323	1.37%	0.60% to 0.75%	20.79% to 20.97%
Franklin Templeton VIP Templeton Developing Markets Securities Fund — Class 3	7,730	$162.08 to $162.35	$1,253,547	1.15%	0.65% to 0.75%	27.21% to 27.34%
Franklin Templeton VIP Templeton Global Income Securities Fund — Class 3	4,632	$110.12 to $110.30	$510,397	3.41%	0.65% to 0.75%	12.00% to 12.11%
AllianceBernstein Variable Products Series Fund Inc:
AllianceBernstein Growth and Income Portfolio: Class A	23,141	$165.95 to $1,668.60	$4,292,206	1.36%	0.60% to 0.75%	16.41% to 16.59%
AllianceBernstein Small/ Mid Cap Value Portfolio: Class A	13,955	$195.90 to $1,969.75	$3,116,027	0.40%	0.60% to 0.75%	13.57% to 13.74%
MFS Variable Insurance Trust:
MFS Investors Growth Stock Series — Initial Class	5,315	$138.48 to $1,392.46	$844,070	0.00%	0.60% to 0.75%	6.77% to 6.93%
MFS Value Series: Initial Class	17,085	$178.63 to $1,796.14	$3,644,662	1.06%	0.60% to 0.75%	19.94% to 20.12%
Putnam Variable Trust:
Putnam VT Growth & Income Fund — IB Class	2,837	$163.83 to $1,647.31	$567,734	1.35%	0.60% to 0.75%	15.05% to 15.22%
Putnam VT International Equity Fund — IB Class	728	$207.33 to $2,084.75	$229,635	0.58%	0.60% to 0.75%	26.77% to 26.96%
Putnam VT Voyager Fund — IB Class	3,775	$134.99 to $1,357.30	$1,006,933	0.11%	0.60% to 0.75%	4.65% to 4.81%
Vanguard Variable Insurance Fund:
Vanguard Equity Income Portfolio	11,748	$164.14	$1,928,212	2.52%	0.95%	19.56%
Vanguard Total Bond Market Index Portfolio	9,537	$112.35	$1,071,517	3.61%	0.95%	3.32%
Vanguard High Yield Bond Portfolio	4,963	$133.76	$663,844	6.78%	0.95%	7.25%
Vanguard Mid Cap Index Portfolio	12,722	$195.12	$2,482,308	0.91%	0.95%	12.68%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2006			For the Year Ended December 31, 2006

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Van Kampen — The Universal Institutional Funds, Inc.:
Van Kampen Core Plus Fixed Income Portfolio: Class I	9,217	$112.33 to $1,129.51	$1,174,089	3.96%	0.60% to 0.75%	2.96% to 3.11%
Van Kampen Emerging Markets Debt Portfolio: Class I	1,475	$152.02 to $1,528.60	$333,584	8.56%	0.60% to 0.75%	9.98% to 10.15%
Van Kampen U.S. Real Estate Portfolio: Class I	24,171	$277.01 to $2,785.34	$7,516,293	1.05%	0.60% to 0.75%	37.02% to 37.22%
T Rowe Price:
T Rowe Price Blue Chip Growth Portfolio — Class II	12,367	$122.17 to $122.38	$1,512,514	0.28%	0.65% to 0.75%	8.51% to 8.62%
T Rowe Price Equity Income Portfolio — Class II	15,244	$124.64 to $124.85	$1,901,205	1.38%	0.65% to 0.75%	17.76% to 17.88%
T Rowe Price Limited Term Bond Portfolio — Class II	2,565	$104.05 to $104.22	$266,960	3.68%	0.65% to 0.75%	3.25% to 3.35%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6 Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore Variable Insurance Trust:
Gartmore GVIT Nationwide Fund Class IV	180,931	$285.97 to $7,994.25	$147,435,373	0.91%	0.00% to 0.75%	6.64% to 7.44%
Gartmore GVIT Money Market Fund Class IV	252,986	$153.86 to $2,936.04	$48,229,509	2.78%	0.00% to 0.75%	2.05% to 2.82%
Gartmore GVIT Government Bond Fund Class IV	79,485	$219.66 to $4,827.11	$25,641,945	3.70%	0.00% to 0.75%	2.41% to 3.17%
JP Morgan GVIT Balanced Fund Class IV	64,125	$265.64 to $4,070.96	$37,680,892	2.08%	0.35% to 0.75%	1.86% to 2.26%
Gartmore GVIT Mid Cap Growth Fund Class IV	107,547	$440.20 to $6,615.81	$72,034,687	0.00%	0.60% to 0.75%	9.00% to 9.16%
Dreyfus GVIT International Value Fund Class IV	106,745	$309.50 to $3,161.42	$49,858,746	1.24%	0.60% to 0.75%	11.14% to 11.30%
Gartmore GVIT Growth Fund Class IV	206,946	$96.54 to $976.56	$26,631,211	0.08%	0.60% to 0.75%	5.71% to 5.87%
Van Kampen GVIT Comstock Value — Class IV	160,028	$132.05 to $1,335.79	$29,311,367	1.64%	0.60% to 0.75%	3.58% to 3.74%
Gartmore GVIT Small Company Fund Class IV	163,430	$145.44 to $1,471.20	$30,196,507	0.00%	0.60% to 0.75%	11.48% to 11.65%
Gartmore GVIT Small Cap Value Fund Class IV	176,842	$150.43 to $1,521.74	$35,271,237	0.06%	0.60% to 0.75%	2.30% to 2.45%
Gartmore GVIT Equity 500 Index Fund Class IV	488,766	$306.83 to $3,125.99	$194,582,457	1.60%	0.60% to 0.75%	3.97% to 4.12%
Gartmore GVIT Government Bond Fund Class I	3,214	$107.86	$346,638	3.88%	0.75%	2.49%
Gartmore GVIT Investor Destinations Aggressive Fund Class II	14,900	$153.26 to $1,551.52	$2,295,653	2.08%	0.60% to 0.75%	7.13% to 7.29%
Gartmore GVIT Investor Destinations Conservative Fund Class II	2,899	$113.51 to $1,129.08	$331,408	2.84%	0.60% to 0.75%	2.54% to 2.69%
Gartmore GVIT Investor Destinations Moderate Fund Class II	68,395	$132.51 to $1,328.81	$9,331,048	2.38%	0.60% to 0.75%	4.56% to 4.72%
Gartmore GVIT Investor Destinations Moderately Aggressive Fund Class II	76,925	$144.40 to $1,457.19	$11,457,284	2.21%	0.60% to 0.75%	6.27% to 6.43%
Gartmore GVIT Investor Destinations Moderately Conservative Fund Class II	8,852	$122.94 to $1,226.67	$1,180,073	2.63%	0.60% to 0.75%	3.71% to 3.86%
Gartmore GVIT Emerging Markets Fund Class I	2,726	$253.06 to $2,540.74	$1,290,632	0.56%	0.60% to 0.75%	31.65% to 31.85%
Dreyfus GVIT Mid Cap Index Fund Class I	17,840	$167.83 to $1,685.06	$3,355,812	1.07%	0.60% to 0.75%	11.26% to 11.43%
Federated GVIT High Income Bond Fund Class I	6,710	$122.85 to $1,233.42	$1,112,049	7.68%	0.60% to 0.75%	1.62% to 1.77%
Gartmore GVIT Global Financial Services Fund Class I	1,253	$177.36 to $1,780.72	$326,653	2.03%	0.60% to 0.75%	10.32% to 10.49%
Gartmore GVIT Global Health Sciences Fund Class I	2,685	$144.22 to $1,447.93	$971,300	0.00%	0.60% to 0.75%	7.63% to 7.79%
Gartmore GVIT Global Technology and Communications Fund Class I	1,133	$141.87 to $1,424.42	$176,571	0.00%	0.60% to 0.75%	-1.26% to -1.11%
Gartmore GVIT Global Utilities Fund Class I	981	$162.86 to $1,635.15	$375,256	2.25%	0.60% to 0.75%	5.60% to 5.75%
Gartmore GVIT Small Cap Growth Fund Class I	6,754	$151.76 to $1,523.66	$1,049,465	0.00%	0.60% to 0.75%	7.29% to 7.45%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore GVIT U.S. Growth Leaders Fund Class I	6,666	$165.37 to $1,660.34	$1,302,141	0.00%	0.60% to 0.75%	11.13% to 11.29%
Van Kampen GVIT Multi Sector Bond Fund Class I	9,714	$113.44 to $1,138.98	$1,368,395	3.95%	0.60% to 0.75%	1.42% to 1.57%
Dreyfus GVIT International Value Fund Class III	142,685	$128.58 to $1,288.99	$22,396,340	1.36%	0.60% to 0.75%	11.22% to 11.39%
Gartmore GVIT Emerging Markets Fund Class III	13,678	$155.54 to $155.80	$2,128,827	0.54%	0.65% to 0.75%	31.67% to 31.80%
Gartmore GVIT Global Financial Services Fund Class III	3,758	$129.58 to $129.80	$487,326	2.34%	0.65% to 0.75%	10.34% to 10.45%
Gartmore GVIT Global Health Sciences Fund Class III	4,921	$106.49 to $106.66	$524,450	0.00%	0.65% to 0.75%	7.62% to 7.72%
Gartmore GVIT Global Technology and Communications Fund Class III	6,525	$107.64 to $107.82	$702,733	0.00%	0.65% to 0.75%	-1.25% to -1.16%
Gartmore GVIT Global Utilities Fund Class III	7,071	$133.89 to $134.11	$947,713	2.32%	0.65% to 0.75%	5.69% to 5.79%
Federated GVIT High Income Bond — Class III	2,418	$104.89 to $104.95	$253,481	6.50%	0.65% to 0.75%	4.89% to 4.95%	(a)
The Stripped (“Zero”) U.S. Treasury Securities Fund, Provident Mutual Series A:
Zero Coupon Bond Series Fund	25,062	$292.43 to $4,629.79	$11,819,715	1.54%	0.60% to 1.00%	1.58% to 1.99%
Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Portfolio Initial Class	336,566	$315.99 to $3,219.28	$146,730,412	1.64%	0.60% to 0.75%	5.08% to 5.23%
Fidelity VIP Growth Portfolio Initial Class	502,778	$266.59 to $2,716.00	$182,818,370	0.51%	0.60% to 0.75%	5.01% to 5.17%
Fidelity VIP High Income Portfolio Initial Class	91,495	$155.27 to $1,630.65	$19,080,223	14.96%	0.60% to 0.75%	1.94% to 2.09%
Fidelity VIP Overseas Portfolio Initial Class	130,400	$194.06 to $1,974.80	$37,349,783	0.70%	0.60% to 0.75%	18.16% to 18.34%
Fidelity VIP Overseas Portfolio Initial Class R	137,020	$131.22 to $1,315.47	$21,341,056	0.60%	0.60% to 0.75%	18.23% to 18.40%
Fidelity VIP Investment Grade Bond Portfolio Service Class	8,327	$110.06	$916,473	3.11%	0.75%	1.32%
Fidelity VIP Equity-Income Portfolio Service Class	11,468	$143.51	$1,645,778	1.07%	0.75%	4.97%
Fidelity VIP Growth Portfolio Service Class	8,095	$134.34	$1,087,517	0.31%	0.75%	4.89%
Fidelity VIP Overseas Portfolio Service Class	1,304	$184.05	$239,921	0.59%	0.75%	18.09%
Fidelity VIP Overseas Portfolio Service Class R	6,705	$130.98	$878,406	0.37%	0.75%	18.04%
Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Asset Manager Portfolio Initial Class	138,727	$211.91 to $2,158.94	$43,992,466	2.76%	0.60% to 0.75%	3.27% to 3.42%
Fidelity VIP II Investment Grade Bond Portfolio Initial Class	199,063	$194.77 to $1,982.01	$47,170,260	3.59%	0.60% to 0.75%	1.43% to 1.58%
Fidelity VIP II Contrafund Portfolio Initial Class	365,088	$270.14 to $2,740.88	$131,865,992	0.29%	0.60% to 0.75%	16.07% to 16.24%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Mid Cap Portfolio Service Class	49,974	$203.63 to $2,044.44	$12,334,023	0.00%	0.60% to 0.75%	17.32% to 17.50%
Fidelity VIP III Value Strategies Portfolio Service Class	11,040	$171.27 to $1,719.52	$2,189,379	0.00%	0.60% to 0.75%	1.79% to 1.94%
Fidelity Variable Insurance Products Fund IV:
Fidelity VIP Natural Resources Portfolio — Service Class 2	2,430	$134.47 to $134.56	$326,843	0.85%	0.65% to 0.75%	34.47% to 34.56%	(a)
Fidelity VIP Freedom Fund 2010 Portfolio — Service Class	1,252	$107.52 to $107.60	$134,721	0.52%	0.65% to 0.75%	7.52% to 7.60%	(a)
Fidelity VIP Freedom Fund 2020 Portfolio — Service Class	2,865	$110.64 to $110.71	$317,008	0.74%	0.65% to 0.75%	10.64% to 10.71%	(a)
Fidelity VIP Freedom Fund 2030 Portfolio — Service Class	730	$112.74 to $112.81	$82,365	0.90%	0.65% to 0.75%	12.74% to 12.81%	(a)
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio Class I	82,241	$155.71 to $1,584.62	$16,000,795	2.86%	0.60% to 0.75%	0.69% to 0.84%
Neuberger Berman AMT Partners Portfolio	173,411	$133.66 to $2,760.10	$33,087,823	0.95%	0.60% to 0.75%	17.17% to 17.34%
Neuberger Berman AMT Fasciano Portfolio Class S	5,560	$142.27 to $1,428.38	$958,881	0.00%	0.60% to 0.75%	2.13% to 2.28%
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	3,023	$160.18 to $1,608.26	$541,510	0.00%	0.60% to 0.75%	12.89% to 13.06%
Neuberger Berman AMT Socially Responsive Portfolio	4,176	$146.83 to $1,474.17	$748,034	0.00%	0.60% to 0.75%	6.06% to 6.22%
Neuberger Berman AMT International Portfolio — Class S	616	$116.92 to $117.00	$72,003	0.16%	0.65% to 0.75%	16.92% to 17.00%	(a)
Neuberger Berman AMT Regency Portfolio — Class S	214	$116.04 to $116.12	$24,775	0.00%	0.65% to 0.75%	16.04% to 16.12%	(a)
Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Fund Initial Class	19,420	$176.31 to $1,794.23	$5,372,232	7.44%	0.60% to 0.75%	-3.75% to -3.61%
Van Eck Worldwide Hard Assets Fund Initial Class	16,311	$265.62 to $2,703.06	$7,706,734	0.32%	0.60% to 0.75%	50.54% to 50.77%
Van Eck Worldwide Emerging Markets Fund Initial Class	78,073	$176.56 to $1,791.42	$22,869,649	0.82%	0.60% to 0.75%	31.01% to 31.21%
Van Eck Worldwide Real Estate Fund Initial Class	15,785	$210.54 to $2,129.71	$4,701,955	2.21%	0.60% to 0.75%	20.11% to 20.29%
Van Eck Worldwide Bond Fund Class R	20,782	$108.10 to $1,083.66	$2,771,982	5.62%	0.60% to 0.75%	-3.83% to -3.69%
Van Eck Worldwide Hard Assets Fund Class R	19,315	$188.44 to $1,889.04	$4,724,798	0.22%	0.60% to 0.75%	50.49% to 50.71%
Van Eck Worldwide Emerging Markets Fund Class R	48,585	$165.76 to $1,661.75	$10,258,252	0.66%	0.60% to 0.75%	30.88% to 31.08%
Van Eck Worldwide Real Estate Fund Class R	21,899	$154.98 to $1,553.66	$4,031,485	1.53%	0.60% to 0.75%	20.11% to 20.29%
The Alger American Fund:
Alger American Small Capitalization Portfolio Class O Shares	220,956	$117.56 to $1,192.76	$34,011,465	0.00%	0.60% to 0.75%	16.01% to 16.18%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Strong Variable Insurance Funds, Inc.:
Strong Mid Cap Growth Fund II Investor Class	—	$53.03 to $534.29	—	0.00%	0.60% to 0.75%	-5.59% to - 5.55%	(c)
Wells Fargo Advantage Variable Trust Funds
Wells Fargo Advantage Discovery Fund VT	151,219	$61.11 to $616.31	$9,712,121	0.00%	0.60% to 0.75%	15.23% to 15.35%	(c)
Wells Fargo Opportunity Fund VT	64,603	$117.78 to $1,187.83	$8,255,270	0.00%	0.60% to 0.75%	7.08% to 7.24%	(d)
Dreyfus Variable Investment Fund:
Dreyfus Appreciation Portfolio Initial Shares	30,098	$110.48 to $1,110.93	$3,629,774	0.02%	0.60% to 0.75%	3.60% to 3.76%
Dreyfus Developing Leaders Portfolio Initial Shares	1,172	$148.97 to $1,495.62	$247,116	0.00%	0.60% to 0.75%	5.01% to 5.17%
Dreyfus Investment Portfolios:
Dreyfus Small Cap Stock Index Portfolio Service Shares	24,462	$171.81 to $1,739.50	$4,455,409	0.00%	0.60% to 0.75%	6.43% to 6.59%
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund Initial Shares	61,753	$139.16 to $1,397.16	$9,252,054	1.66%	0.60% to 0.75%	3.91% to 4.07%
American Century Variable Portfolios, Inc.:
American Century VP International Fund Class I	3,969	$128.55 to $1,292.55	$873,158	1.11%	0.60% to 0.75%	12.41% to 12.58%
American Century VP Ultra Fund Class I	16,999	$111.54 to $1,121.54	$2,016,032	0.00%	0.60% to 0.75%	1.40% to 1.56%
American Century VP Value Fund Class I	48,615	$132.29 to $1,330.18	$7,102,333	0.73%	0.60% to 0.75%	4.25% to 4.41%
American Century VP Income and Growth Fund Class I	9,347	$141.60 to $1,453.27	$1,477,346	1.89%	0.60% to 0.75%	3.85% to 4.01%
American Century VP International Fund Class III	8,446	$127.07 to $127.28	$1,073,967	0.89%	0.65% to 0.75%	12.26% to 12.37%
American Century VP Mid Cap Value Fund — Class I	343	$112.66 to $112.74	$38,665	1.18%	0.65% to 0.75%	12.66% to 12.74%	(a)
American Century VP Vista Fund — Class I	144	$114.07 to $114.14	$16,429	0.00%	0.65% to 0.75%	14.07% to 14.14%	(a)
American Century Variable Portfolios II, Inc.:
American Century VP Inflation Protection Fund Class II	14,308	$108.74 to $1,091.81	$1,804,271	4.39%	0.60% to 0.75%	0.80% to 0.95%
Janus Aspen Series:
Janus Aspen Forty Portfolio Service Shares	15,883	$137.04 to $1,377.94	$2,448,698	0.01%	0.60% to 0.75%	11.72% to 11.88%
Janus Aspen International Growth Portfolio Service Shares	5,119	$160.06 to $1,609.46	$1,257,866	1.09%	0.60% to 0.75%	30.96% to 31.15%
Janus Aspen Global Technology Portfolio Service Shares	2,605	$114.32 to $1,149.50	$305,529	0.00%	0.60% to 0.75%	10.72% to 10.88%
Janus Aspen Balanced Portfolio Service Shares	5,107	$126.06 to $1,265.66	$795,226	2.05%	0.60% to 0.75%	6.86% to 7.02%
Janus Aspen Risk Managed Core Portfolio Service Shares	743	$157.11 to $1,577.35	$162,396	1.43%	0.60% to 0.75%	10.09% to 10.25%
Janus Aspen International Growth Portfolio Service II Shares	5,838	$149.90 to $150.15	$875,717	1.14%	0.65% to 0.75%	31.03% to 31.16%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Janus Aspen Global Technology Portfolio Service II Shares	1,389	$116.38 to $116.57	$161,721	0.00%	0.65% to 0.75%	10.50% to 10.61%
Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund VA Initial Class	36,163	$115.00 to $1,156.38	$4,425,073	0.85%	0.60% to 0.75%	4.32% to 4.47%
Oppenheimer Global Securities Fund VA Initial Class	12,525	$148.17 to $1,489.88	$2,747,732	1.05%	0.60% to 0.75%	13.46% to 13.63%
Oppenheimer Main Street Fund VA Initial Class	19,483	$117.34 to $1,179.93	$2,677,128	1.28%	0.60% to 0.75%	5.19% to 5.34%
Oppenheimer High Income Fund VA Initial Class	5,853	$122.20 to $1,226.86	$794,283	6.19%	0.60% to 0.75%	1.55% to 1.70%
Oppenheimer Main Street Small Cap Fund VA Initial Class	7,147	$178.47 to $1,791.80	$1,488,022	0.00%	0.60% to 0.75%	9.10% to 9.26%
Oppenheimer Global Securities Fund/ VA Class III	45,095	$131.66 to $131.88	$5,940,612	0.82%	0.65% to 0.75%	13.49% to 13.60%
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund Series I	15,003	$150.43 to $1,510.36	$2,540,277	0.08%	0.60% to 0.75%	4.95% to 5.11%
AIM V.I. Capital Appreciation Fund Series I	2,030	$140.98 to $1,415.45	$286,635	0.09%	0.60% to 0.75%	8.02% to 8.19%
AIM V.I. Capital Development Fund Series I	2,102	$161.43 to $1,620.77	$463,965	0.00%	0.60% to 0.75%	8.79% to 8.95%
Federated Insurance Series:
Federated Quality Bond Fund II Primary Shares	19,395	$108.35 to $1,051.64	$2,220,225	2.98%	0.60% to 0.75%	0.54% to 0.69%
Federated American Leaders Fund II Primary Shares	597	$142.38 to $1,429.53	$84,882	2.06%	0.60% to 0.75%	4.24% to 4.40%
Federated Capital Appreciation Fund II Primary Shares	788	$129.31 to $1,298.29	$122,669	1.07%	0.60% to 0.75%	1.15% to 1.31%
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund Class I	34,003	$177.08 to $1,777.85	$6,889,528	0.86%	0.60% to 0.75%	8.18% to 8.34%
Franklin Rising Dividends Securities Fund Class I	61,187	$139.14 to $1,397.00	$9,574,564	0.96%	0.60% to 0.75%	2.91% to 3.06%
Templeton Foreign Securities Fund Class I	5,324	$170.81 to $1,714.94	$1,603,003	1.31%	0.60% to 0.75%	9.65% to 9.82%
Templeton Developing Markets Securities Fund — Class 3	4,063	$127.41 to $127.49	$517,685	0.07%	0.65% to 0.75%	27.41% to 27.49%	(a)
Templeton Global Income Securities Fund — Class 3	1,674	$98.32 to $98.39	$164,647	1.28%	0.65% to 0.75%	-1.68% to - 1.61%	(a)
AllianceBernstein Variable Products Series Fund Inc:
AllianceBernstein Growth and Income Portfolio Class A	25,189	$142.55 to $1,431.21	$3,838,046	1.45%	0.60% to 0.75%	4.09% to 4.24%
AllianceBernstein Small/ Mid Cap Value Portfolio Class A	12,590	$172.49 to $1,731.84	$2,464,073	0.68%	0.60% to 0.75%	6.12% to 6.28%
MFS Variable Insurance Trust:
MFS Investors Growth Stock Series Initial Class	5,019	$129.70 to $1,302.17	$696,805	0.36%	0.60% to 0.75%	3.71% to 3.87%
MFS Value Series Initial Class	14,577	$148.93 to $1,495.29	$2,525,353	0.78%	0.60% to 0.75%	5.87% to 6.02%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2005			For the Year Ended December 31, 2005

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Putnam Variable Trust:
Putnam VT Growth & Income Fund Class IB	2,559	$142.40 to $1,429.72	$365,035	1.23%	0.60% to 0.75%	4.44% to 4.60%
Putnam VT International Equity Fund Class IB	885	$163.55 to $1,642.09	$309,159	1.44%	0.60% to 0.75%	11.36% to 11.53%
Putnam VT Voyager Fund Class IB	3,939	$128.99 to $1,295.05	$981,059	0.66%	0.60% to 0.75%	4.91% to 5.06%
Vanguard Variable Insurance Fund:
Vanguard Equity Income Portfolio	8,568	$137.29	$1,176,354	1.99%	0.95%	3.16%
Vanguard Total Bond Market Index Portfolio	6,477	$108.74	$704,467	3.25%	0.95%	1.44%
Vanguard High Yield Bond Portfolio	4,203	$124.72	$524,177	7.28%	0.95%	1.78%
Vanguard Mid Cap Index Portfolio	7,819	$173.17	$1,353,960	0.78%	0.95%	12.90%
Van Kampen — The Universal Institutional Funds, Inc.:
Van Kampen Core Plus Fixed Income Portfolio Class I	9,174	$109.10 to $1,095.42	$1,127,287	3.50%	0.60% to 0.75%	3.44% to 3.59%
Van Kampen Emerging Markets Debt Portfolio Class I	1,667	$138.23 to $1,387.79	$365,662	7.53%	0.60% to 0.75%	11.41% to 11.58%
Van Kampen U.S. Real Estate Portfolio Class I	21,075	$202.17 to $2,029.80	$4,713,181	1.18%	0.60% to 0.75%	16.18% to 16.35%
T Rowe Price
T Rowe Price Blue Chip Growth Portfolio — Class II	2,658	$112.59 to $112.66	$299,227	0.28%	0.65% to 0.75%	12.59% to 12.66%	(a)
T Rowe Price Equity Income Portfolio — Class II	8,420	$105.84 to $105.91	$891,372	1.62%	0.65% to 0.75%	5.84% to 5.91%	(a)
T Rowe Price Limited Term Bond Portfolio — Class II	564	$100.77 to $100.84	$56,684	2.10%	0.65% to 0.75%	0.77% to 0.84%	(a)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore Variable Insurance Trust:
Gartmore GVIT Nationwide Fund Class IV	196,949	$268.17 to $7,440.70	148,990,742	1.28%	0.00% to 0.75%	8.93% to 9.75%
Gartmore GVIT Money Market Fund Class IV	271,364	$150.76 to $2,855.40	50,204,139	0.92%	0.00% to 0.75%	0.18% to 0.94%
Gartmore GVIT Government Bond Fund Class IV	80,349	$214.50 to $4,678.58	25,450,982	5.48%	0.00% to 0.75%	2.49% to 3.27%
JP Morgan GVIT Balanced Fund Class IV	68,429	$260.80 to $3,980.82	38,598,170	2.01%	0.35% to 0.75%	7.73% to 8.16%
Gartmore GVIT Mid Cap Growth Fund Class IV	117,490	$403.85 to $6,060.46	71,047,981	0.00%	0.60% to 0.75%	14.47% to 14.64%
Dreyfus GVIT International Value Fund Class IV	125,900	$278.49 to $2,840.40	52,430,593	2.30%	0.60% to 0.75%	19.14% to 19.32%
Gartmore GVIT Growth Fund Class IV	225,104	$91.33 to $922.44	27,251,767	0.33%	0.60% to 0.75%	7.35% to 7.51%
Comstock GVIT Value Fund Class IV	161,859	$127.49 to $1,287.69	28,533,228	1.33%	0.60% to 0.75%	16.54% to 16.72%
Gartmore GVIT Small Company Fund Class IV	182,925	$130.46 to $1,317.73	30,071,390	0.00%	0.60% to 0.75%	18.13% to 18.31%
Gartmore GVIT Small Cap Value Fund Class IV	189,197	$147.05 to $1,485.29	36,643,867	0.00%	0.60% to 0.75%	16.42% to 16.60%
Gartmore GVIT Equity 500 Index Fund Class IV	525,044	$295.12 to $3,002.19	201,807,031	2.71%	0.60% to 0.75%	9.76% to 9.93%
Gartmore GVIT Government Bond Fund Class I	1,934	$105.24	203,502	5.48%	0.75%	2.49%
Gartmore GVIT Investor Destinations Aggressive Fund Class II	9,680	$143.06 to $1,446.14	1,391,244	1.75%	0.60% to 0.75%	13.17% to 13.34%
Gartmore GVIT Investor Destinations Conservative Fund Class II	2,462	$110.71 to $1,099.50	274,990	1.78%	0.60% to 0.75%	3.87% to 4.03%
Gartmore GVIT Investor Destinations Moderate Fund Class II	40,617	$126.73 to $1,268.97	5,361,774	2.24%	0.60% to 0.75%	8.72% to 8.88%
Gartmore GVIT Investor Destinations Moderately Aggressive Fund Class II	48,687	$135.87 to $1,369.11	6,775,636	2.00%	0.60% to 0.75%	11.26% to 11.42%
Gartmore GVIT Investor Destinations Moderately Conservative Fund Class II	7,325	$118.01 to $1,181.05	934,061	2.59%	0.60% to 0.75%	6.36% to 6.52%
Gartmore GVIT Emerging Markets Fund Class I	3,501	$192.22 to $1,927.06	886,108	1.05%	0.60% to 0.75%	19.84% to 20.02%
Dreyfus GVIT Mid Cap Index Fund Class I	11,798	$150.84 to $1,512.21	2,079,725	0.58%	0.60% to 0.75%	14.87% to 15.04%
Federated GVIT High Income Bond Fund Class I	6,739	$120.89 to $1,211.98	1,080,967	7.64%	0.60% to 0.75%	9.27% to 9.44%
Gartmore GVIT Global Financial Services Fund Class I	1,646	$160.77 to $1,611.68	277,605	1.35%	0.60% to 0.75%	20.09% to 20.27%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore GVIT Global Health Sciences Fund Class I	2,624	$133.99 to $1,343.25	830,411	0.00%	0.60% to 0.75%	7.05% to 7.21%
Gartmore GVIT Global Technology and Communications Fund Class I	1,954	$143.68 to $1,440.41	296,091	0.00%	0.60% to 0.75%	3.53% to 3.69%
Gartmore GVIT Global Utilities Fund Class I	803	$154.23 to $1,546.19	209,397	1.48%	0.60% to 0.75%	29.00% to 29.19%
Gartmore GVIT Small Cap Growth Fund Class I	5,900	$141.45 to $1,418.07	874,492	0.00%	0.60% to 0.75%	12.57% to 12.74%
Gartmore GVIT U.S. Growth Leaders Fund Class I	3,485	$148.81 to $1,491.84	660,354	0.00%	0.60% to 0.75%	11.57% to 11.74%
Van Kampen GVIT Multi Sector Bond Fund Class I	7,900	$111.86 to $1,121.37	1,069,201	4.99%	0.60% to 0.75%	5.74% to 5.90%
Dreyfus GVIT International Value Fund Class III	102,795	$115.61 to $1,157.24	14,007,884	0.85%	0.60% to 0.75%	15.61% to 15.72%	(a)
Gartmore GVIT Emerging Markets Fund Class III	6,238	$118.13 to $118.21	737,078	1.54%	0.65% to 0.75%	18.13% to 18.21%	(a)
Gartmore GVIT Global Financial Services Fund Class III	561	$117.43 to $117.51	65,870	1.35%	0.65% to 0.75%	17.43% to 17.51%	(a)
Gartmore GVIT Global Health Sciences Fund Class III	1,842	$98.95 to $99.02	182,295	0.00%	0.65% to 0.75%	-1.05% to - 0.98%	(a)
Gartmore GVIT Global Technology and Communications Fund Class III	3,563	$109.01 to $109.08	388,537	0.00%	0.65% to 0.75%	9.01% to 9.08%	(a)
Gartmore GVIT Global Utilities Fund Class III	2,258	$126.69 to $126.77	286,235	1.42%	0.65% to 0.75%	26.69% to 26.77%	(a)
The Stripped (“Zero”) U.S. Treasury Securities Fund, Provident Mutual Series A:
Zero Coupon Bond Series Fund	26,566	$287.89 to $4,539.64	12,325,976	0.00%	0.60% to 1.00%	-0.01% to 0.39%
Fidelity Variable Insurance Products Fund:
Fidelity VIP Equity-Income Portfolio Initial Class	366,652	$300.72 to $3,059.17	151,069,715	1.53%	0.60% to 0.75%	10.70% to 10.86%
Fidelity VIP Growth Portfolio Initial Class	559,541	$253.87 to $2,582.55	192,438,305	0.27%	0.60% to 0.75%	2.61% to 2.76%
Fidelity VIP High Income Portfolio Initial Class	108,255	$152.33 to $1,597.29	21,748,496	8.62%	0.60% to 0.75%	8.77% to 8.94%
Fidelity VIP Overseas Portfolio Initial Class	164,496	$164.23 to $1,668.81	38,859,321	1.24%	0.60% to 0.75%	12.79% to 12.96%
Fidelity VIP Overseas Portfolio Initial Class R	113,387	$110.99 to $1,111.02	14,497,940	0.00%	0.60% to 0.75%	10.99% to 11.10%	(a)
Fidelity VIP Investment Grade Bond Portfolio Service Class	6,188	$108.63	672,164	2.93%	0.75%	3.54%
Fidelity VIP Equity-Income Portfolio Service Class	5,950	$136.72	813,534	0.52%	0.75%	10.55%
Fidelity VIP Growth Portfolio Service Class	5,452	$128.08	698,296	0.10%	0.75%	2.49%
Fidelity VIP Overseas Portfolio Service Class	1,482	$155.86	230,920	0.94%	0.75%	12.64%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Fidelity VIP Overseas Portfolio Service Class R	2,905	$110.96	322,400	0.00%	0.75%	10.96%	(a)
Fidelity Variable Insurance Products Fund II:
Fidelity VIP II Asset Manager Portfolio Initial Class	157,168	$205.20 to $2,087.47	47,476,280	2.72%	0.60% to 0.75%	4.68% to 4.84%
Fidelity VIP II Investment Grade Bond Portfolio Initial Class	192,103	$192.02 to $1,951.14	46,034,857	4.11%	0.60% to 0.75%	3.67% to 3.83%
Fidelity VIP II Contrafund Portfolio Initial Class	371,697	$232.75 to $2,357.96	114,652,659	0.33%	0.60% to 0.75%	14.61% to 14.79%
Fidelity Variable Insurance Products Fund III:
Fidelity VIP III Mid Cap Portfolio Service Class	36,442	$173.56 to $1,739.97	7,590,164	0.00%	0.60% to 0.75%	23.84% to 24.03%
Fidelity VIP III Value Strategies Portfolio Service Class	11,641	$168.25 to $1,686.75	2,540,271	0.00%	0.60% to 0.75%	13.14% to 13.31%
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Limited Maturity Bond Portfolio Class I	82,568	$154.65 to $1,571.45	16,075,368	3.63%	0.60% to 0.75%	0.03% to 0.18%
Neuberger Berman AMT Partners Portfolio	186,553	$114.08 to $2,352.19	29,576,931	0.01%	0.60% to 0.75%	18.09% to 18.26%
Neuberger Berman AMT Fasciano Portfolio Class S	5,642	$139.30 to $1,396.50	956,675	0.00%	0.60% to 0.75%	11.04% to 11.21%
Neuberger Berman AMT Mid Cap Growth Portfolio Class I	2,424	$141.89 to $1,422.45	378,771	0.00%	0.60% to 0.75%	15.44% to 15.61%
Neuberger Berman AMT Socially Responsive Portfolio	1,499	$138.44 to $1,387.85	322,367	0.00%	0.60% to 0.75%	12.43% to 12.60%
Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Fund Initial Class	23,921	$183.19 to $1,861.44	6,542,406	9.29%	0.60% to 0.75%	8.34% to 8.50%
Van Eck Worldwide Hard Assets Fund Initial Class	17,875	$176.44 to $1,792.88	5,244,487	0.41%	0.60% to 0.75%	23.30% to 23.49%
Van Eck Worldwide Emerging Markets Fund Initial Class	93,763	$134.77 to $1,365.32	20,806,544	0.59%	0.60% to 0.75%	24.95% to 25.14%
Van Eck Worldwide Real Estate Fund Initial Class	20,261	$175.29 to $1,770.53	4,739,271	1.57%	0.60% to 0.75%	35.19% to 35.40%
Van Eck Worldwide Bond Fund Class R	15,037	$112.41 to $1,125.19	1,890,358	0.00%	0.60% to 0.75%	12.41% to 12.52%	(a)
Van Eck Worldwide Hard Assets Fund Class R	13,300	$125.22 to $1,253.42	1,942,521	0.00%	0.60% to 0.75%	25.22% to 25.34%	(a)
Van Eck Worldwide Emerging Markets Fund Class R	40,952	$126.65 to $1,267.77	6,224,264	0.00%	0.60% to 0.75%	26.65% to 26.78%	(a)
Van Eck Worldwide Real Estate Fund Class R	13,922	$129.03 to $1,291.57	2,156,401	0.00%	0.60% to 0.75%	29.03% to 29.16%	(a)
The Alger American Fund:
Alger American Small Capitalization Portfolio Class O Shares	240,324	$101.33 to $1,026.62	31,495,575	0.00%	0.60% to 0.75%	15.70% to 15.87%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Strong Variable Insurance Funds, Inc.:
Strong Mid Cap Growth Fund II Investor Class	160,674	$56.17 to $565.67	9,552,388	0.00%	0.60% to 0.75%	18.27% to 18.44%
Strong Opportunity Fund II, Inc.:
Strong Opportunity Fund II Investor Class	78,790	$109.99 to $1,107.63	9,433,245	0.00%	0.60% to 0.75%	17.34% to 17.51%
Dreyfus Variable Investment Fund:
Dreyfus Appreciation Portfolio Initial Shares	24,941	$106.64 to $1,070.72	2,879,968	1.89%	0.60% to 0.75%	4.26% to 4.42%
Dreyfus Developing Leaders Portfolio Initial Shares	1,334	$141.85 to $1,422.10	234,394	0.25%	0.60% to 0.75%	10.51% to 10.67%
Dreyfus Investment Portfolios:
Dreyfus Small Cap Stock Index Portfolio Service Shares	17,019	$161.42 to $1,631.90	2,980,808	0.45%	0.60% to 0.75%	20.97% to 21.16%
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund Initial Shares	41,223	$133.92 to $1,342.56	6,128,241	2.15%	0.60% to 0.75%	9.81% to 9.98%
American Century Variable Portfolios, Inc.:
American Century VP International Fund Class I	4,861	$114.35 to $1,148.13	725,999	0.58%	0.60% to 0.75%	14.07% to 14.24%
American Century VP Ultra Fund Class I	13,059	$109.99 to $1,104.35	1,521,673	0.00%	0.60% to 0.75%	9.85% to 10.01%
American Century VP Value Fund Class I	33,418	$126.89 to $1,274.03	4,856,439	0.98%	0.60% to 0.75%	13.48% to 13.65%
American Century VP Income and Growth Fund Class I	8,225	$136.35 to $1,397.29	1,220,343	1.09%	0.60% to 0.75%	12.15% to 12.32%
American Century VP International Fund Class III	5,088	$113.19 to $113.27	576,126	0.00%	0.65% to 0.75%	13.19% to 13.27%	(a)
American Century Variable Portfolios II, Inc.:
American Century VP Inflation Protection Fund Class II	10,112	$107.88 to $1,081.48	1,163,323	3.32%	0.60% to 0.75%	5.02% to 5.18%
Janus Aspen Series:
Janus Aspen Capital Appreciation Portfolio Service Shares	12,839	$122.66 to $1,231.57	1,706,618	0.03%	0.60% to 0.75%	17.09% to 17.26%
Janus Aspen International Growth Portfolio Service Shares	5,556	$122.23 to $1,227.17	717,229	0.84%	0.60% to 0.75%	17.8% to 17.98%
Janus Aspen Global Technology Portfolio Service Shares	3,169	$103.25 to $1,036.66	354,583	0.00%	0.60% to 0.75%	-0.19% to -0.04%
Janus Aspen Balanced Portfolio Service Shares	4,775	$117.97 to $1,182.65	776,451	2.32%	0.60% to 0.75%	7.48% to 7.65%
Janus Aspen Risk Managed Core Portfolio Service Shares	487	$142.71 to $1,430.7	102,404	1.99%	0.60% to 0.75%	16.59% to 16.76%
Janus Aspen International Growth Portfolio Service II Shares	2,868	$114.40 to $114.47	328,151	0.64%	0.65% to 0.75%	14.4% to 14.47%	(a)
Janus Aspen Global Technology Portfolio Service II Shares	725	$105.32 to $105.39	76,312	0.00%	0.65% to 0.75%	5.32% to 5.39%	(a)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Oppenheimer Variable Account Funds:
Oppenheimer Capital Appreciation Fund VA Initial Class	30,951	$110.25 to $1,106.88	3,670,077	0.23%	0.60% to 0.75%	6.14% to 6.3%
Oppenheimer Global Securities Fund VA Initial Class	14,246	$130.60 to $1,311.22	2,469,922	1.40%	0.60% to 0.75%	18.27% to 18.45%
Oppenheimer Main Street Fund VA Initial Class	16,479	$111.56 to $1,120.07	2,255,655	0.77%	0.60% to 0.75%	8.64% to 8.8%
Oppenheimer High Income Fund VA Initial Class	4,614	$120.33 to $1,206.31	637,680	4.83%	0.60% to 0.75%	8.15% to 8.31%
Oppenheimer Main Street Small Cap Fund VA Initial Class	5,183	$163.58 to $1,639.87	1,029,299	0.00%	0.60% to 0.75%	18.53% to 18.71%
Oppenheimer Global Securities Fund/ VA Class III	25,810	$116.02 to $116.09	2,995,079	0.00%	0.65% to 0.75%	16.02% to 16.09%	(a)
AIM Variable Insurance Funds:
AIM V.I. Basic Value Fund Series I	17,298	$143.34 to $1,436.99	2,690,650	0.00%	0.60% to 0.75%	10.24% to 10.41%
AIM V.I. Capital Appreciation Fund Series I	720	$130.51 to $1,308.34	94,116	0.00%	0.60% to 0.75%	5.83% to 5.99%
AIM V.I. Capital Development Fund Series I	2,451	$148.39 to $1,487.61	431,652	0.00%	0.60% to 0.75%	14.64% to 14.81%
Federated Insurance Series:
Federated Quality Bond Fund II Primary Shares	11,823	$104.35 to $1,044.40	1,371,751	3.27%	0.60% to 0.75%	2.85% to 3.00%
Federated American Leaders Fund II Primary Shares	467	$136.59 to $1,369.34	63,671	1.22%	0.60% to 0.75%	8.96% to 9.12%
Federated Capital Appreciation Fund II Primary Shares	835	$127.83 to $1,281.55	106,720	0.48%	0.60% to 0.75%	6.59% to 6.75%
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund Class I	22,889	$163.69 to $1,641.03	4,509,111	0.24%	0.60% to 0.75%	23.16% to 23.35%
Franklin Rising Dividends Securities Fund Class I	42,426	$135.21 to $1,355.47	6,747,251	0.59%	0.60% to 0.75%	10.42% to 10.58%
Templeton Foreign Securities Fund Class I	5,670	$155.77 to $1,561.64	1,342,404	1.34%	0.60% to 0.75%	17.98% to 18.16%
Franklin Templeton Variable Insurance Products Trust:
AllianceBernstein Growth and Income Portfolio Class A	18,410	$136.96 to $1,372.98	2,915,703	0.87%	0.60% to 0.75%	10.63% to 10.80%
AllianceBernstein Small Cap Value Portfolio Class A	8,356	$162.55 to $1,629.57	1,562,996	0.22%	0.60% to 0.75%	18.41% to 18.59%
MFS Variable Insurance Trust:
MFS Investors Growth Stock Series Initial Class	4,011	$125.06 to $1,253.71	550,065	0.00%	0.60% to 0.75%	8.37% to 8.53%
MFS Value Series Initial Class	14,385	$140.68 to $1,410.33	2,339,582	0.45%	0.60% to 0.75%	14.32% to 14.49%
Putnam Variable Trust:
Putnam VT Growth & Income Fund Class IB	1,191	$136.34 to $1,366.84	165,116	1.01%	0.60% to 0.75%	10.28% to 10.45%
Putnam VT International Equity Fund Class IB	955	$146.87 to $1,472.35	297,222	1.70%	0.60% to 0.75%	15.33% to 15.50%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2004			For the Year Ended December 31, 2004

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Putnam VT Voyager Fund Class IB	2,733	$122.96 to $1,232.65	777,349	0.21%	0.60% to 0.75%	4.25% to 4.40%
Vanguard Variable Insurance Fund:
Vanguard Equity Income Portfolio	6,172	$133.09	821,499	1.24%	0.95%	12.25%
Vanguard Total Bond Market Index Portfolio	4,128	$107.20	442,482	3.52%	0.95%	3.22%
Vanguard High Yield Bond Portfolio	3,298	$122.54	404,091	4.53%	0.95%	7.50%
Vanguard Mid Cap Index Portfolio	4,286	$153.38	657,363	0.48%	0.95%	19.18%
Van Kampen — The Universal Institutional Funds, Inc.:
Van Kampen Core Plus Fixed Income Portfolio Class I	4,885	$105.48 to $1,057.43	579,942	3.75%	0.60% to 0.75%	3.59% to 3.74%
Van Kampen Emerging Markets Debt Portfolio Class I	1,732	$124.06 to $1,243.75	270,709	6.72%	0.60% to 0.75%	9.24% to 9.40%
Van Kampen U.S. Real Estate Portfolio Class I	14,908	$174.02 to $1,744.52	2,902,313	1.53%	0.60% to 0.75%	35.38% to 35.58%

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2003			For the Year Ended December 31, 2003

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore Variable Insurance Trust:
Gartmore GVIT Nationwide Fund	213,714	$246.18 to $6,779.59	$148,333,837	1.19%	0.00% to 0.75%	26.51% to 27.47%	(b)
Gartmore GVIT Money Market Fund	296,367	$150.49 to $2,828.93	$55,967,286	0.74%	0.00% to 0.75%	-0.01% to 0.74%	(b)
Gartmore GVIT Government Bond Fund (Class IV)	75,037	$209.28 to $4,530.64	$24,247,532	7.75%	0.00% to 0.75%	2.41% to 3.18%	(b)
JP Morgan GVIT Balanced Fund	71,769	$242.08 to $3,680.35	$37,298,024	4.39%	0.35% to 0.75%	17.48% to 17.95%	(b)
Gartmore GVIT Mid Cap Growth Fund	122,176	$352.80 to $5,286.47	$64,810,824	0.00%	0.60% to 0.75%	37.77% to 37.98%	(b)
Dreyfus GVIT International Value Fund	168,170	$233.75 to $2,380.50	$56,528,319	2.54%	0.60% to 0.75%	37.48% to 37.69%	(b)
Gartmore GVIT Growth Fund	231,611	$85.07 to $857.99	$26,054,589	0.04%	0.60% to 0.75%	30.73% to 30.92%	(b)
Comstock GVIT Value Fund	162,374	$109.39 to $1,103.27	$24,148,796	1.51%	0.60% to 0.75%	30.48% to 30.68%	(b)
Gartmore GVIT Small Company Fund	192,737	$110.44 to $1,113.79	$26,817,376	0.00%	0.60% to 0.75%	43.96% to 44.17%	(b)
Gartmore GVIT Small Cap Value Fund	190,383	$126.31 to $1,273.85	$31,906,956	0.00%	0.60% to 0.75%	49.63% to 49.86%	(b)
Gartmore GVIT Equity 500 Index Fund	538,787	$268.87 to $2,731.07	$188,161,419	1.86%	0.60% to 0.75%	27.37% to 27.56%	(b)
Gartmore GVIT Government Bond Fund (Class I)	880	$102.68	$90,325	1.78%	0.75%	2.68%	(a)
Gartmore GVIT Investor Destinations Aggressive Fund	9,674	$126.41 to $1,275.88	$1,225,946	1.21%	0.60% to 0.75%	26.41% to 27.59%	(a)
Gartmore GVIT Investor Destinations Conservative Fund	6,061	$106.58 to $1,056.95	$667,371	2.03%	0.60% to 0.75%	5.69% to 6.58%	(a)
Gartmore GVIT Investor Destinations Moderate Fund	10,132	$116.57 to $1,165.47	$1,208,295	1.35%	0.60% to 0.75%	16.55% to 16.57%	(a)
Gartmore GVIT Investor Destinations Moderately Aggressive Fund	18,821	$122.13 to $1,228.76	$2,393,156	0.96%	0.60% to 0.75%	22.13% to 22.88%	(a)
Gartmore GVIT Investor Destinations Moderately Conservative Fund	1,729	$111.45 to $1,108.78	$192,693	1.59%	0.60% to 0.75%	10.88% to 11.45%	(a)
Gartmore GVIT Emerging Markets Fund	4,413	$160.40 to $1,605.59	$712,839	0.27%	0.60% to 0.75%	60.40% to 60.56%	(a)
Dreyfus GVIT Mid Cap Index Fund	4,848	$131.32 to $1,314.51	$811,369	0.34%	0.60% to 0.75%	31.32% to 31.45%	(a)
Federated GVIT High Income Bond Fund	4,386	$110.63 to $1,107.46	$612,240	5.60%	0.60% to 0.75%	10.63% to 10.75%	(a)
Gartmore GVIT Global Financial Services Fund	2,201	$133.87 to $1,340.06	$304,960	0.60%	0.60% to 0.75%	33.87% to 34.01%	(a)
Gartmore GVIT Global Health Sciences Fund	3,010	$125.16 to $1,252.87	$806,163	0.00%	0.60% to 0.75%	25.16% to 25.29%	(a)
Gartmore GVIT Global Technology and Communications Fund	3,023	$138.78 to $1,389.17	$421,347	0.00%	0.60% to 0.75%	38.78% to 38.92%	(a)
Gartmore GVIT Global Utilities Fund	256	$119.56 to $1,196.83	$30,760	0.48%	0.60% to 0.75%	19.56% to 19.68%	(a)
GVIT Small Cap Growth Fund	4,888	$125.66 to $1,257.86	$705,994	0.00%	0.60% to 0.75%	25.66% to 25.79%	(a)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2003			For the Year Ended December 31, 2003

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Gartmore GVIT U.S. Growth Leaders Fund	3,096	$133.38 to $1,335.14	$519,168	0.00%	0.60% to 0.75%	33.38% to 33.51%	(a)
Van Kampen GVIT Multi Sector Bond Fund	5,508	$105.79 to $1,058.93	$731,628	3.86%	0.60% to 0.75%	5.79% to 5.89%	(a)
The Stripped (“Zero”) U.S. Treasury Securities Fund, Nationwide Provident Series A:
2006 Series	30,237	$287.92 to $4,522.06	$14,133,425	0.00%	0.60% to 1.00%	1.65% to 2.06%
Fidelity Variable Insurance Products Funds (Initial Class):
Equity-Income Portfolio	379,124	$271.66 to $2,759.43	$141,817,020	1.81%	0.60% to 0.75%	29.36% to 29.55%
Growth Portfolio	589,450	$247.42 to $2,513.19	$198,925,472	0.27%	0.60% to 0.75%	31.86% to 32.05%
High Income Portfolio	113,576	$140.04 to $1,466.25	$21,281,074	6.83%	0.60% to 0.75%	26.31% to 26.50%
Overseas Portfolio	240,885	$145.61 to $1,477.40	$47,284,662	0.83%	0.60% to 0.75%	42.30% to 42.51%
Asset Manager Portfolio	166,379	$196.03 to $1,991.14	$47,793,743	3.60%	0.60% to 0.75%	17.09% to 17.27%
Investment Grade Bond Portfolio	190,772	$185.21 to $1,879.16	$44,759,066	3.86%	0.60% to 0.75%	4.42% to 4.57%
Contrafund Portfolio	380,422	$203.07 to $2,054.22	$101,418,387	0.46%	0.60% to 0.75%	27.50% to 27.70%
Mid Cap Growth Portfolio	17,123	$140.15 to $1,402.91	$2,780,517	0.00%	0.60% to 0.75%	40.15% to 40.29%	(a)
Value Strategies Portfolio	6,778	$148.72 to $1,488.67	$1,218,600	0.00%	0.60% to 0.75%	48.72% to 48.87%	(a)
Fidelity Variable Insurance Products Funds (Service Shares):
Investment Grade Bond Portfolio	3,267	$104.91	$342,790	0.00%	0.75%	4.91%	(a)
Equity-Income Portfolio	1,099	$123.67	$135,958	0.00%	0.75%	23.67%	(a)
Growth Portfolio	2,128	$124.96	$265,945	0.00%	0.75%	24.96%	(a)
Overseas Portfolio	1,317	$138.37	$182,287	0.00%	0.75%	38.37%	(a)
Neuberger Berman Advisers Management Trust:
Limited Maturity Bond Portfolio	83,989	$154.61 to $1,568.69	$16,279,916	4.27%	0.60% to 0.75%	1.66% to 1.81%
Partners Portfolio	196,982	$96.60 to $1,988.94	$26,127,524	0.00%	0.60% to 0.75%	34.08% to 34.28%
Fasciano Portfolio	6,391	$125.45 to $1,255.76	$846,516	0.00%	0.60% to 0.75%	25.45% to 25.58%	(a)
Mid Cap Growth Portfolio	784	$122.91 to $1,230.36	$106,371	0.00%	0.60% to 0.75%	22.91% to 23.04%	(a)
Socially Responsive Portfolio	594	$123.13 to $1,232.53	$73,178	0.00%	0.60% to 0.75%	23.13% to 23.25%	(a)
Van Eck Worldwide InsuranceTrust:
Van Eck Worldwide Bond Portfolio	36,877	$169.10 to $1,715.64	$8,539,278	1.56%	0.60% to 0.75%	17.28% to 17.46%
Van Eck Worldwide Hard Assets Portfolio	23,902	$143.39 to $1,454.82	$5,224,572	0.44%	0.60% to 0.75%	44.00% to 44.21%
Van Eck Worldwide Emerging Markets Portfolio	131,140	$107.86 to $1,091.05	$20,706,415	0.12%	0.60% to 0.75%	53.04% to 53.27%
Van Eck Worldwide Real Estate Portfolio	27,885	$129.66 to $1,307.67	$4,618,458	2.00%	0.60% to 0.75%	33.50% to 33.70%
Alger American Fund:
Small Capitalization Portfolio	257,766	$87.58 to $885.98	$29,354,050	0.00%	0.60% to 0.75%	41.28% to 41.49%
Strong Variable Insurance Funds, Inc.:
Strong Mid Cap Growth Fund II	159,693	$47.50 to $477.59	$7,956,777	0.00%	0.60% to 0.75%	33.21% to 33.41%
Strong Opportunity Fund II, Inc.:
Strong Opportunity Fund II	82,123	$93.74 to $942.56	$8,438,426	0.08%	0.60% to 0.75%	35.98% to 36.19%
Dreyfus Variable Investment Fund:
Appreciation Portfolio	17,412	$102.29 to $1,025.42	$1,949,592	1.40%	0.60% to 0.75%	20.26% to 20.45%
Developing Leaders Portfolio	264	$128.37 to $1,284.94	$43,821	0.05%	0.60% to 0.75%	28.37% to 28.49%	(a)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2003			For the Year Ended December 31, 2003

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Dreyfus Investment Portfolios:
Small Cap Stock Index Portfolio	11,382	$133.44 to $1,346.95	$1,662,627	0.29%	0.60% to 0.75%	33.44% to 34.69%	(a)
Dreyfus Stock Index Fund, Inc.:
Dreyfus Stock Index Fund	16,022	$121.95 to $1,220.75	$2,272,717	1.21%	0.60% to 0.75%	21.95% to 22.07%	(a)
American Century Variable Portfolios, Inc. (Class I):
VP International Fund	6,241	$100.25 to $1,005.04	$743,469	0.73%	0.60% to 0.75%	23.58% to 23.77%
VP Ultra Fund	17,496	$100.13 to $1,003.83	$1,834,534	0.00%	0.60% to 0.75%	23.97% to 24.15%
VP Value Fund	29,965	$111.82 to $1,121.02	$3,794,422	0.00%	0.60% to 0.75%	28.00% to 28.19%
American Century Variable Portfolios II, Inc. (Class II):
VP Income and Growth Fund	5,783	$121.58 to $1,244.06	$763,320	0.00%	0.60% to 0.75%	21.58% to 24.41%	(a)
VP Inflation Protection Portfolio	2,762	$102.72 to $1,028.26	$336,009	0.42%	0.60% to 0.75%	2.72% to 2.83%	(a)
Janus Aspen Series:
Capital Appreciation Portfolio	11,805	$104.76 to $1,050.27	$1,349,456	0.27%	0.60% to 0.75%	19.34% to 19.51%
International Growth Portfolio	6,892	$103.76 to $1,040.18	$750,310	1.10%	0.60% to 0.75%	33.53% to 33.73%
Global Technology Portfolio	4,113	$103.44 to $1,037.03	$467,076	0.00%	0.60% to 0.75%	45.38% to 45.60%
Balanced Portfolio	4,529	$109.76 to $1,098.66	$582,373	1.68%	0.60% to 0.75%	9.76% to 9.87%	(a)
Risk Managed Large Cap Core Portfolio	1,094	$122.41 to $1,225.31	$133,943	0.12%	0.60% to 0.75%	22.41% to 22.53%	(a)
Oppenheimer Variable Account Funds:
Capital Appreciation Fund VA	15,315	$103.87 to $1,041.32	$1,802,650	0.31%	0.60% to 0.75%	29.97% to 30.16%
Global Securities Fund VA	21,549	$110.42 to $1,106.98	$2,571,375	0.50%	0.60% to 0.75%	41.95% to 42.17%
Main Street Fund VA	12,151	$102.69 to $1,029.43	$1,511,997	0.77%	0.60% to 0.75%	25.77% to 25.96%
High Income Fund VA	1,478	$111.26 to $1,113.71	$253,269	0.00%	0.60% to 0.75%	11.26% to 11.37%	(a)
Main Street Small Cap Fund VA	2,249	$138.01 to $1,381.46	$482,949	0.00%	0.60% to 0.75%	38.01% to 38.15%	(a)
AIM Variable Insurance Funds, Inc. (Series I):
AIM V.I. Basic Value Fund	2,782	$130.03 to $1,301.56	$439,431	0.04%	0.60% to 0.75%	30.03% to 30.16%	(a)
AIM V.I. Capital Appreciation Fund	328	$123.32 to $1,234.42	$40,542	0.00%	0.60% to 0.75%	23.32% to 23.44%	(a)
AIM V.I. Capital Development Fund	280	$129.44 to $1,295.72	$77,587	0.00%	0.60% to 0.75%	29.44% to 29.57%	(a)
Federated Insurance Series:
Quality Bond Fund II	5,200	$104.78 to $1,013.98	$622,734	0.00%	0.60% to 0.75%	1.40% to 4.78%	(a)
American Leaders Fund II	302	$125.36 to $1,254.86	$37,821	0.00%	0.60% to 0.75%	25.36% to 25.49%	(a)
Capital Appreciation Fund II	270	$119.93 to $1,200.48	$32,340	0.00%	0.60% to 0.75%	19.93% to 20.05%	(a)
Franklin Templeton Variable Insurance Products Trust:
Franklin Small Cap Value Securities Fund	9,784	$132.91 to $1,330.40	$1,472,405	0.02%	0.60% to 0.75%	32.91% to 33.04%	(a)
Franklin Rising Dividends Securities Fund	19,390	$122.45 to $1,225.73	$2,661,981	0.24%	0.60% to 0.75%	22.45% to 22.57%	(a)
Templeton Foreign Securities Fund	9,113	$132.03 to $1,321.61	$1,558,822	0.27%	0.60% to 0.75%	32.03% to 32.16%	(a)
AllianceBernstein Variable Products Series Fund (Class A):
Growth and Income Portfolio	7,766	$123.80 to $1,239.20	$1,133,377	0.04%	0.60% to 0.75%	23.80% to 23.92%	(a)
Small Cap Value Portfolio	7,401	$137.28 to $1,374.13	$1,071,615	0.04%	0.60% to 0.75%	37.28% to 37.41%	(a)
MFS Variable Insurance Trust:
Investors Growth Stock Series	1,359	$115.40 to $1,155.15	$197,272	0.00%	0.60% to 0.75%	15.40% to 15.52%	(a)
Value Series	11,921	$123.06 to $1,231.84	$1,526,747	0.00%	0.60% to 0.75%	23.06% to 23.18%	(a)

The Nationwide Provident VLI Separate Account 1
      of Nationwide Life Insurance Company of America
      Notes to Financial Statements — continued
6. Financial Highlights, continued

	At December 31, 2003			For the Year Ended December 31, 2003

		Unit Fair Value	Policyholders’	Net Investment	Expense Ratio**	Total Return***
	Units	Lowest to Highest	Equity	Income Ratio*	Lowest to Highest	Lowest to Highest

Putnam Variable Trust:
Growth and Income Fund	384	$123.63 to $1,237.56	$49,437	0.00%	0.60% to 0.75%	23.63% to 23.76%	(a)
International Equity Fund	2,269	$127.35 to $1,274.76	$332,401	0.00%	0.60% to 0.75%	27.35% to 27.48%	(a)
Voyager Fund	1,315	$117.95 to $1,180.65	$566,946	0.00%	0.60% to 0.75%	17.95% to 18.07%	(a)
Vanguard Variable Insurance Fund:
Equity Income Portfolio	1,691	$118.57	$200,545	0.00%	0.95%	18.57%	(a)
Total Bond Market Index Portfolio	1,652	$103.86	$171,533	0.00%	0.95%	3.86%	(a)
High Yield Bond Portfolio	897	$113.99	$102,220	0.00%	0.95%	13.99%	(a)
Mid Cap Index Portfolio	966	$128.70	$124,312	0.00%	0.95%	28.70%	(a)
Van Kampen — The Universal Institutional Funds, Inc.:
Core Plus Fixed Income Portfolio	1,386	$101.83 to $1,019.28	$160,003	0.00%	0.60% to 0.75%	1.83% to 1.93%	(a)
Emerging Markets Debt Portfolio	1,619	$113.57 to $1,136.85	$247,795	0.00%	0.60% to 0.75%	13.57% to 13.68%	(a)
U.S. Real Estate Portfolio	7,147	$128.54 to $1,286.71	$1,093,253	0.00%	0.60% to 0.75%	28.54% to 28.67%	(a)

*	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values on redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**	These ratios represent the range of annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.

***	These ratios represent the range of minimum and maximum total return for the period indicated and includes a deduction only for expenses assessed through the daily unit value calculation (included in the expense ratio). The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)	Note that these funds were added during the year and the total returns are not annualized. Minimum and maximim ranges are not shown for underlying mutual fund options for which a single policy expense rate is representative of all units issued and outstanding at period end.

(b)	Effective following the close of business on April 25,2003, the Market Street Fund merged with and into the Gartmore Variable Insurance Trust. Subaccount performance prior to the close of business on April 25, 2003 reflects performance for the corresponding Market Street Fund.

(c)	Effective the close of business on April 8, 2005, Strong Variable Insurance Funds Inc merged with Wells Fargo Advantage Variable Trust Funds. As a result of the merger at the close of business on April 8, 2005, this fund replaced the corresponding Strong Variable Insurance Fund (See Note 1). Performance for the funds are reported separately.

(d)	Effective the close of business on April 8, 2005, Strong Opportunity Fund II, Inc merged with Wells Fargo Advantage Variable Trust Funds. Subaccount performance prior to the close of business on April 8, 2005 reflects performance for the corresponding Strong Variable Insurance Fund (See Note 1)

Nationwide Life Insurance
Company of America
and Subsidiaries
Consolidated Financial Statements
For the Years Ended December 31, 2007, 2006 and 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholder
Nationwide Life Insurance Company of America:
We have audited the accompanying consolidated balance sheets of Nationwide Life Insurance Company of America (a wholly owned subsidiary of Nationwide Financial Services, Inc.) and subsidiaries (collectively the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, shareholder’s equity, and cash flows for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules I, IV, and V. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company of America and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
/s/ KPMG LLP
April 25, 2008

Nationwide Life Insurance Company of America
and Subsidiaries
Consolidated Statements of Income
(in millions)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2007	2006	2005

Revenues:
Policy charges	$175.7	$183.2	$186.7
Traditional life insurance and immediate annuity premiums	115.2	118.2	132.1
Net investment income	217.5	227.0	229.5
Other income	60.2	58.1	49.3
Net realized gains (losses) on investments	1.3	(3.6)	8.8

Total Revenues	569.9	582.9	606.4

Benefits and expenses:
Interest credited to policyholder account values	48.4	50.2	50.0
Life insurance and annuity benefits	187.3	184.0	192.2
Policyholder dividends on participating policies	58.6	65.1	74.3
Amortization of deferred policy acquisition costs	13.6	12.5	13.9
Amortization of value of business acquired	47.1	45.9	45.0
Goodwill impairment	25.4	—	—
Other operating expenses	110.7	126.7	120.0

Total Benefits and Expenses	491.1	484.4	495.4

Income before federal income tax expense	78.8	98.5	111.0
Federal income tax expense	21.2	22.6	28.0

Net income	$57.6	$75.9	$83.0

See accompanying notes to consolidated financial statements, including note 12 which describes related party transactions.

Nationwide Life Insurance Company of America
and Subsidiaries
Consolidated Balance Sheets
(in millions, except par value amounts)

	December 31,
	2007	2006

Assets:
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (cost $2,509.5 in 2007; $2,643.8 in 2006)	$2,514.6	$2,647.0
Equity securities (cost $30.5 in 2007; $28.6 in 2006)	33.6	33.1
Mortgage loans on real estate, net	680.8	707.6
Real estate, net	20.8	21.9
Policy loans	330.4	327.7
Other long-term investments	175.6	177.9
Short-term investments	120.5	190.5

Total Investments	3,876.3	4,105.7

Cash	1.9	11.4
Accrued investment income	45.6	48.5
Deferred policy acquisition costs	98.2	93.0
Value of business acquired	354.8	392.7
Other intangible assets	37.3	39.0
Goodwill	174.4	199.8
Other assets	294.9	309.9
Assets held in separate accounts	3,179.0	3,343.4

Total Assets	$8,062.4	$8,543.4

Liabilities and Shareholder’s Equity:
Future policy benefits and claims	$3,456.2	$3,690.0
Other liabilities	184.2	257.0
Liabilities related to separate accounts	3,179.0	3,343.4

Total Liabilities	6,819.4	7,290.4

Shareholder’s equity:
Common stock, $1.00 par value. Authorized 50.0 shares; 10.0 shares issued and outstanding	10.0	10.0
Additional paid-in capital	1,103.7	1,103.7
Retained earnings	125.9	143.3
Accumulated other comprehensive income (loss)	3.4	(4.0)

Total Shareholder’s Equity	1,243.0	1,253.0

Total Liabilities and Shareholder’s Equity	$8,062.4	$8,543.4

See accompanying notes to consolidated financial statements, including note 12 which describes related party transactions.

Nationwide Life Insurance Company of America
and Subsidiaries
Consolidated Statements of Shareholder’s Equity
(in millions)

				Accumulated
		Additional		Other	Total
	Common	Paid-in	Retained	Comprehensive	Shareholder’s
	Stock	Capital	Earnings	Income/(Loss)	Equity

Balance as of December 31, 2004 (revised, see note 2(n))	$10.0	$1,103.7	$144.4	$17.7	$1,275.8
Comprehensive income:
Net income	—	—	83.0	—	83.0
Net unrealized losses on securities available-for-sale arising during the period, net of tax	—	—	—	(21.2)	(21.2)

Total comprehensive income					61.8

Cash dividend paid to parent	—	—	(50.0)	—	(50.0)

Balance as of December 31, 2005	$10.0	$1,103.7	$177.4	$(3.5)	$1,287.6

Comprehensive income:
Net income	—	—	75.9	—	75.9
Net unrealized losses on securities available-for-sale arising during the period, net of tax	—	—	—	(8.5)	(8.5)

Total comprehensive income					67.4

Adjustment to initially adopt FASB Statement No. 158, net of taxes	—	—	—	8.0	8.0
Cash dividend paid to parent	—	—	(110.0)	—	(110.0)

Balance as of December 31, 2006	$10.0	$1,103.7	$143.3	$(4.0)	$1,253.0

Comprehensive income:
Net income	—	—	57.6	—	57.6
Net unrealized gains on securities available-for-sale arising during the period, net of tax	—	—	—	6.8	6.8
Adjustment to FASB Statement No. 158, net of taxes	—	—	—	0.6	0.6

Total comprehensive income					65.0

Cash dividend paid to parent	—	—	(75.0)	—	(75.0)

Balance as of December 31, 2007	$10.0	$1,103.7	$125.9	$3.4	$1,243.0

See accompanying notes to consolidated financial statements, including note 12 which describes related party transactions.

Nationwide Life Insurance Company of America
and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2007	2006	2005

Cash flows from operating activities
Net income	$57.6	$75.9	$83.0
Adjustments to reconcile net income to net cash provided by operating activities:
Interest credited to policyholder account balances	48.4	50.2	50.0
Capitalization of deferred policy acquisition costs	(18.6)	(19.0)	(28.4)
Amortization of deferred policy acquisition costs and value of business acquired	60.7	58.4	58.9
Amortization and depreciation	13.6	19.3	26.7
Realized (gains) losses on investments	(1.3)	3.6	(8.8)
Decrease in accrued investment income	2.9	2.9	1.8
(Increase) decrease in other assets	(5.6)	1.8	(6.2)
Increase in policy liabilities	261.6	245.3	142.2
(Decrease) increase in other liabilities	(45.1)	47.8	(35.1)
Goodwill impairment	25.4	—	—
Other, net	(4.7)	(2.9)	(4.6)

Net cash provided by operating activities	394.9	483.3	279.5

Cash flows from investing activities
Proceeds from maturity of securities available-for-sale	202.9	175.3	215.9
Proceeds from sale of securities available-for-sale	320.5	375.3	175.9
Proceeds from repayments of mortgage loans on real estate	99.9	96.4	108.3
Proceeds from (withdrawals) repayments of policy loans, sale of other invested assets and real estate	35.2	17.4	26.2
Cost of securities available-for-sale acquired	(392.0)	(369.2)	(213.3)
Cost of mortgage loans on real estate acquired	(57.0)	(138.8)	(191.1)
Cost of other invested assets acquired	(30.6)	(146.8)	(4.9)
Short-term investments, net	37.7	25.1	(65.3)
Collateral (paid) received -securities lending, net	(31.7)	12.1	(70.9)
Other, net	29.6	(12.1)	70.7

Net cash provided by investing activities	214.5	34.7	51.5

Cash flows from financing activities
Investment and universal life insurance product deposits	327.7	380.9	423.1
Investment and universal life insurance product withdrawals	(871.6)	(783.4)	(702.6)
Cash dividends paid to parent	(75.0)	(110.0)	(50.0)

Net cash used in financing activities	(618.9)	(512.5)	(329.5)

Net (decrease) increase in cash	(9.5)	5.5	1.5
Cash, beginning of period	11.4	5.9	4.4

Cash, end of period	$1.9	$11.4	$5.9

See accompanying notes to consolidated financial statements, including note 12 which describes related party transactions.

Nationwide Life Insurance Company of America
and Subsidiaries
(a wholly owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements
December 31, 2007, 2006 and 2005
(1)     Nature of Operations
Nationwide Life Insurance Company of America (NLICA, or collectively with its subsidiaries, the Company), a financial services provider, became a wholly owned subsidiary of Nationwide Financial Services, Inc. (NFS) on October 1, 2002. Prior to October 1, 2002, NLICA was known as Provident Mutual Life Insurance Company (Provident Mutual).
NLICA’s wholly owned subsidiaries are Nationwide Life and Annuity Company of America (NLACA), Nationwide Life Insurance Company of Delaware (NLICD) and Nationwide Provident Holding Company (NPHC).
The Company sells individual variable and traditional life insurance products, group annuity products and other investment products (subsidiary products summarized below). The Company also maintains blocks of individual variable and fixed annuities and a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, the District of Columbia, Puerto Rico, and the United States Virgin Islands, each of which has regulatory oversight. Sales in 17 states accounted for 83% of the Company’s sales (based on statutory premiums and annuity considerations) for the twelve months ended December 31, 2007. The Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position. For many of the life insurance products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, statutes and regulations in each of these states determine selected benefit elements and policy provisions. The Company no longer sells individual fixed and variable annuity products as of October 1, 2002.
NLACA sells certain variable and traditional life insurance products, also sold by NLICA, through a personal producing general agency sales force. NLACA also maintains blocks of individual variable and fixed annuities.
NLICD’s business consists of life insurance assumed from NLICA.
NPHC is a downstream holding company whose major subsidiary is 1717 Capital Management Company (1717CMC). 1717CMC is a full-service broker/dealer, engaged in the distribution of investment company shares, general securities, and other securities and services. 1717CMC is the principal distributor of variable life insurance policies issued by both NLICA and NLACA.
(2)     Summary of Significant Accounting Policies
The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (GAAP), which differ from statutory accounting practices. NLICA and its insurance subsidiaries separately prepare financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of Pennsylvania and the State of Delaware (SAP). Both of the states of domicile have adopted the National Association of Insurance Commissioners (NAIC) statutory accounting practices (NAIC SAP) as the basis for statutory accounting practices. Practices under SAP vary from GAAP primarily with respect to the establishment and subsequent amortization of value of

Notes to Consolidated Financial Statements — (Continued)
business acquired (VOBA) and intangible assets, deferral and subsequent amortization of policy acquisition costs (DAC), the valuation of policy reserves, the accounting for deferred taxes, goodwill, pension and other postretirement employee benefits, the inclusion of statutory asset valuation and interest maintenance reserves and the establishment of certain investment valuation allowances. The Company’s insurance subsidiaries have no statutory accounting practices that differ from NAIC SAP or the accounting practices prescribed by their domiciliary states.
The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.
The Company’s most critical estimates include those used to determine the following: the balance, recoverability and amortization of deferred acquisition costs (DAC) for investment products, traditional products, group annuity products and universal life insurance products, the balance, recoverability and amortization of VOBA, valuation allowances for mortgage loans on real estate, the liability for future policy benefits and claims, impairment losses on investments, goodwill and other intangible assets, federal income tax provision, pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on the facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.

(a)	Consolidation Policy
The consolidated financial statements include the accounts of NLICA and its wholly owned subsidiaries. All significant intercompany balances and transactions were eliminated. Certain items in the 2006 footnotes have been reclassified to conform to the 2007 presentation.

(b)	Valuation of Investments, Investment Income and Related Gains and Losses
The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. The Company classifies fixed maturity and marketable equity securities as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to VOBA, DAC, future policy benefits and claims, policyholder dividend obligation and deferred federal income taxes, reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder’s equity. The adjustments to VOBA and DAC represent the changes in amortization of DAC and VOBA that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the change in the policy reserves from using a discount rate that would have been required had such unrealized amounts had been realized and the proceeds reinvested at then current market interest rates, which were different than the current effective portfolio rate.
The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining spreads versus the US Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the US Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, a “structured product model” is used to value certain fixed maturity securities with complex cash flows such as certain mortgaged-backed and asset-backed securities. The

Notes to Consolidated Financial Statements — (Continued)
structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company’s structured product model is not suitable for estimating fair values, fair values are determined using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. The Company also utilized broker quotes in pricing securities to validate modeled prices. As of December 31, 2007, 77.1% of the fair values of fixed maturity securities were obtained from independent pricing services, 18.4% from the above described matrices and 4.5% from other sources, compared to 77.4%, 18.6% and 4.0%, respectively, as of December 31, 2006.
Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.
For debt and equity securities not subject to Emerging Issues Task Force Issue No. 99-20,Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets (EITF 99-20), an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security; the amount and length of time a security’s fair value has been below cost or amortized cost; specific credit issues and financial prospects related to the issuer; management’s intent to hold or dispose of the security; and current economic conditions. Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.
In addition to the above, for certain securitized financial assets with contractual cash flows, including asset-backed securities, EITF 99-20 also requires the Company to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the investment to fair value.
For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest method without anticipating the impact of prepayments.
The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to either the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an allowance not yet specifically identified by loan for probable losses inherent in the loan portfolio as of the balance sheet date. Changes in the valuation allowance are recorded in net realized gains and losses on investments. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

Notes to Consolidated Financial Statements — (Continued)
The valuation allowance account for mortgage loans on real estate reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.
Real estate to be held and used is carried at cost less accumulated depreciation. The straight-line method of depreciation is used for all real estate occupied by the Company and held for investment. Real estate designated as held for disposal is not depreciated and is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.
Impairment losses are recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.
Policy loans are reported at unpaid principal balances.
Interest income is recognized when earned while dividends are recognized when declared. All other investment income is recorded on the accrual basis.
Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowance and recognition of impairment losses for other-than-temporary declines in fair values of applicable investments are included in realized investment gains and losses.

(c)	Revenues and Benefits
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual variable, group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, policy administration fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and policy administration fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policyholder accounts and benefits and claims incurred in the period in excess of related policyholder accounts.
Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are generally recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished through the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Notes to Consolidated Financial Statements — (Continued)

(d)	Goodwill
In connection with acquisitions of operating entities, the Company recognizes the excess of the purchase price over the fair value of the net assets acquired as goodwill. Goodwill is not amortized, but is evaluated for impairment, at the reporting unit level, annually in the third quarter. Goodwill of a reporting unit also is tested for impairment on an interim basis in addition to the annual evaluation if an event occurs or circumstances change which would more likely than not reduce the fair value of a reporting unit below its carrying amount.
The process of evaluating goodwill for impairment requires several judgments and assumptions to be made to determine the fair value of the reporting units, including the method used to determine fair value, discount rates, expected levels of cash flows, revenues and earnings, and the selection of comparable companies used to develop market based assumptions.
During the quarter ended September 30, 2006, the Company changed the timing of its annual goodwill impairment testing from the fourth quarter (based on September 30 financial information) to the third quarter (based on June 30 financial information). This change allows the Company to complete its annual goodwill impairment testing prior to its year-end closing activities for the current year and annual financial planning for the subsequent year. In addition, this change did not delay, accelerate or avoid an impairment charge. Accordingly, management believes that the accounting change described above is preferable under the circumstances.

(e)	Deferred Policy Acquisition Costs
The Company has deferred the costs of acquiring investment products and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department and certain variable sales expenses that relate to and vary with the production of new and renewal business. DAC is subject to recoverability testing in the year of policy issuance and loss recognition testing at the end of each reporting period.
For investment products and universal life insurance products DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated future gross profits from projected interest margins, asset fees, cost of insurance charges, policy administration fees, surrender charges and net realized gains and losses less policy benefits and policy maintenance expenses. The DAC asset related to investment products and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale as described in note 2(b).
The assumptions used in the estimation of future gross profits are based on the Company’s current best estimates of future events and are reviewed as part of an annual process. During the annual process, the Company performs a comprehensive study of assumptions, including mortality and persistency studies, maintenance expense studies, and an evaluation of projected general and separate account investment returns. The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account investment performance is approximately 7 percent growth per year and varies by product. This assumption, like others, is reviewed as part of the annual process. If this assumption were unlocked, the date of the unlocking could become the anchor date used in the reversion to the mean process (defined below). Variances from the long-term assumption are expected since the majority of the investments in the underlying separate accounts are in equity securities, which strongly correlate with the Standard & Poor’s (S&P) 500 Index in the aggregate. The reversion to the mean process is based on actual net separate account investment performance from the anchor date to the valuation date. The Company then assumes different performance levels over the next three years such that the separate account mean return measured from the anchor date to the end of the life of the product equals the long-term assumption. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. However, based on historical returns of the Standard

Notes to Consolidated Financial Statements — (Continued)
and Poor’s (S&P) 500 Index and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits returns to 0-15% during the three-year reversion period. See 2(f) for a discussion on current year assumption changes.
Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or future assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense, which could be significant. In general, increases in the estimated long-term general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in surrender/lapse and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.
DAC on traditional participating life insurance policies is amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are reevaluated regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. DAC on traditional non-participating life insurance policies are amortized in proportion to the expected premium revenue. The effect on the amortization of DAC of revisions in estimated experience on participating policies is reflected in earnings in the period such estimates are revised. In addition, the effect on the DAC asset that would result from the realization of unrealized gains and losses is recognized through an offset to other comprehensive income as of the balance sheet date.

(f)	Value of Business Acquired and Other Intangible Assets
As a result of the acquisition by NFS in 2002 and the application of purchase accounting, the Company has established separate intangible assets representing VOBA and the value of all other identified intangible assets.
VOBA reflects the estimated fair value of the business in-force and the portion of the purchase price that was allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts existing as of the closing date of the acquisition by NFS. The value assigned to VOBA was supported by an independent valuation study commissioned by NFS and executed by a team of qualified valuation experts, including actuarial consultants. The expected future cash flows used in determining such value were based on actuarially determined projections, by major line of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, changes in reserves, operating expenses, investment income and other factors. These projections considered all known or expected factors at the valuation date, based on the judgment of management. The actual experience on purchased business, to some extent, has and may continue to vary from projections due to differences in renewal premiums, investment spreads, investment gains or losses, mortality and morbidity costs, or other factors.
Intangible assets include the Company’s career agency force, independent agency force, retirement services distribution channel, state licenses and certain other contracts and relationships. These intangible assets have been assigned values using various methodologies, including present value of projected future cash flows, analysis of similar transactions that have occurred or could be expected to occur in the market, and replacement or reproduction cost. Other factors considered in the valuation include the relative risk profile of each asset, the deterioration of the economic life, and the enhancement to other associated assets. The initial valuation of these intangible assets was also supported by an independent valuation study that was commissioned by NFS and executed by qualified valuation experts.
The use of discount rates was necessary to establish fair values of VOBA and other intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. In addition, consideration was

Notes to Consolidated Financial Statements — (Continued)
given to the perceived risk of the assets acquired, which includes the expected growth and competitive profile of the life insurance market and the nature of the assumptions used in the valuation process. An after-tax discount rate of 11.0% was used to initially value the VOBA, while after-tax discount rates ranging from 11.0% to 12.5% were used to initially value the other intangible assets, as well as for net realized gains and losses, net of taxes, allocated to the closed block.
Amortization of VOBA occurs with interest over the anticipated lives of the major lines of business to which it relates (ranging from 8 to 25 years) in relation to estimated gross profits, gross margins or premiums, as appropriate. If estimated gross profits, gross margins or premiums differ from expectations, the amortization of VOBA is adjusted on a retrospective or prospective basis, as appropriate. The VOBA asset related to investment products and universal life insurance products is adjusted annually for the impact of net unrealized gains and losses on securities available-for-sale had such gains and losses been realized and allocated to the product lines, also as described in note 2(b). VOBA is adjusted each quarter to reflect differences between actual results and those expected for the period just ending. The recoverability of VOBA is evaluated annually. If the evaluation indicates that the existing insurance liabilities, together with the present value of future net cash flows from the blocks of business acquired, is insufficient to recover VOBA, the difference, if any, is charged to expense as accelerated amortization of VOBA.
For those products amortized in relation to estimated gross profits, the most significant assumptions involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is 7 percent. If actual net separate account performance varies from the current assumption, the Company assumes different performance levels over the next three years, such that the mean return equals the long-term assumption. This process is referred to as a reversion to the mean. The assumed net separate account return assumptions used in the VOBA models are intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, the Company’s reversion to the mean process generally limits returns to 0-15% during the three-year reversion period.
Changes in assumptions can have a significant impact on the amount of VOBA reported for all products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in VOBA amortization expense (VOBA unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of VOBA amortization, while increases in surrender/lapse and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of VOBA amortization.
For traditional participating life insurance products, VOBA is being amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined annually, based on actual experience and current assumptions of mortality, persistency, expenses and investment experience. In addition, the effect on the VOBA asset that would result from the realization of unrealized gains and losses is recognized through an offset to other comprehensive income as of the balance sheet date), as well as for net realized gains and losses, net of taxes, allocated to the closed block.
The Company estimates that the overall profitability of its variable products has improved, and it also expects the long-term net growth in separate account investment performance to moderate. As a result of its current analysis, including its evaluation of ongoing trends and expectations regarding financial market performance, the Company reduced its long-term net separate account growth rate assumption from approximately 8% to approximately 7%. The Company unlocked assumptions, as appropriate, for all investment and variable universal life insurance products in order to remain consistent across product lines using revised assumptions which reflect the Company’s current best estimate of future events. Therefore, the Company recorded a net decrease in DAC and VOBA and a charge for the acceleration of

Notes to Consolidated Financial Statements — (Continued)
amortization of DAC and VOBA of $0.9 million and $5.1 million, respectively, partially offset by a decrease in amortization of other related balances totaling $0.9 million pre-tax for the Individual Protection segment.
The most significant assumption changes that resulted from the Company’s unlocking decisions were resetting the anchor date for reversion to the mean calculations to June 30, 2007, resulting in resetting the assumption for net separate account growth to approximately 7% during the three-year reversion period; and resetting the long-term assumption for net separate account growth and the discount rate used to calculate the present value of estimated gross profits to approximately 7% (formerly approximately 8%).
The other identified intangible assets with finite lives are amortized over their estimated useful lives, which initially, range from 5 to 22 years (weighted average 19 years), primarily based on the cash flows generated by these assets.

(g)	Closed Block
In connection with the demutualization of Provident Mutual, immediately prior to its acquisition by NFS, the Company established a closed block for the benefit of certain classes of individual participating policies that had a dividend scale payable in 2001. Assets were allocated to the closed block in an amount that produces cash flows which, together with anticipated revenues from closed block business, is reasonably expected to be sufficient to provide for (a) payment of policy benefits, specified expenses and taxes and (b) the continuation of dividends throughout the life of the policies included in the closed block based upon the dividend scales payable for 2001, if the experience underlying such dividend scales continues.
Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without the approval of the Insurance Department of the Commonwealth of Pennsylvania. The closed block will remain in effect as long as any policy in the closed block is in force.
If, over time, the aggregate performance of the closed block assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block assets and policies is less favorable than was assumed in the funding, dividends to policyholders could be reduced. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from the Company’s assets outside of the closed block, which are general account assets.
The assets and liabilities allocated to the closed block are recorded in the Company’s consolidated financial statements on the same basis as other similar assets and liabilities. The carrying amount of closed block liabilities in excess of the carrying amount of closed block assets at the date the Company was acquired by NFS, represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income for the benefit of stockholders over the period the policies in the closed block remain in force.
If actual cumulative earnings exceed expected cumulative earnings, the expected earnings are recognized in income. This is because the excess actual cumulative earnings over expected cumulative earnings, which represents undistributed accumulated earnings attributable to policyholders, is recorded as a policyholder dividend obligation. Therefore, the excess will be paid to closed block policyholders as an additional policyholder dividend in the future unless it is otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, actual earnings will be recognized in income.
The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends,

Notes to Consolidated Financial Statements — (Continued)
premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses on investments held outside of the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of VOBA.

(h)	Separate Accounts
Separate account assets and liabilities represent policyholders’/contractholders’ funds which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the policyholders/contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income except for: (i) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (ii) the activity related to guaranteed minimum death benefit (GMDB), which is a rider to existing variable annuity contacts.

(i)	Future Policy Benefits and Claims
The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).
The Company calculates its liability for future policy benefits for investment products in the accumulation phase, universal life insurance and variable universal life insurance policies, as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.
Reserves on traditional life insurance products are calculated by using the net level premium method using interest rates varying from 2.0% to 6.0% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued. The adjustment to future policy benefits and claims represents the change in the policy reserves from using a discount rate that would have been required if such unrealized amounts had been realized and the proceeds reinvested at then current market interest rates, which were different than the current effective portfolio rate, as discussed in note 2(b).
The liability for future policy benefits for payout annuities has been calculated using the present value of future benefits and maintenance costs discounted using interest rates varying from 4.5% to 5.0%. Also, as of December 31, 2007 and 2006, the calculated reserve is adjusted to reflect the incremental reserve that would be required if unrealized gains and losses had been realized and the proceeds reinvested at higher/lower interest rates, which would have resulted in the use of a higher/lower discount rate, as discussed in note 2(b).

(j)	Participating Business
Participating business represented approximately 62.3% as of December 31, 2007 (64.1% as of December 31, 2006 and 65.3% as of December 31, 2005) of the Company’s life insurance in force, 83.8% as of December 31, 2007 (84.2% as of December 31, 2006 and 84.6% at 2005) of the number of life insurance policies in force, and 35.2% in 2007 (34.2% in 2006 and 34.6% at December 31, 2005) of life insurance statutory premiums. The provision for policyholder dividends was based on then current dividend scales and has been included in “Future policy benefits and claims” in the accompanying consolidated balance sheets.

Notes to Consolidated Financial Statements — (Continued)

(k)	Federal Income Tax
The Company and its life insurance subsidiaries file a consolidated federal income tax return and the Company’s non-life insurance subsidiaries file a separate consolidated federal income tax return. The members of the consolidated tax return groups have a tax sharing arrangement that provides, in effect, allocated tax balances to the subsidiaries along with any benefits from carryforward amounts utilized by the parent of the subsidiaries. In 2008, NFS expects to be able to file a single consolidated federal income tax return with all of its subsidiaries.
The Company provides for federal income taxes based on amounts the Company believes it will ultimately owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differ from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of income. Management has established reserves in accordance with FIN 48 based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Management evaluates the appropriateness of such reserves quarterly based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service (IRS) or the tax courts. The Company’s policy is to recognize interest and penalties on uncertain tax positions as income tax expense.
The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.

(l)	Reinsurance Ceded
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis.

(m)	Recently Issued Accounting Pronouncements
In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations (SFAS 141R), which replaces SFAS No. 141, Business Combinations (SFAS 141). The objective of SFAS 141R is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. Accordingly, SFAS 141R establishes principles and requirements for how the acquirer: 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS 141R applies to all transactions or other events in which an entity obtains control of one or more businesses. SFAS 141R retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses

Notes to Consolidated Financial Statements — (Continued)
in the business combination and establishes the acquisition date as the date that the acquirer achieves control. SFAS 141R is applicable prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Earlier application is prohibited. The Company currently is evaluating the impact of adopting SFAS 141R.
In December 2007, the FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51 (SFAS 160). The objective of SFAS 160 is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 also amends certain consolidation procedures prescribed by Accounting Research Bulletin No. 51, Consolidated Financial Statements, for consistency with the requirements of SFAS 141R. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The Company currently is evaluating the impact of adopting SFAS 160.
In June 2007, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 07-1,Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (SOP 07-1). SOP 07-1 provides guidance for determining whether an entity is within the scope of the AICPA Audit and Accounting Guide Investment Companies (the Guide). For those entities that are investment companies under SOP 07-1, this SOP also addresses whether the specialized industry accounting principles of the Guide (i.e. fair value accounting) should be retained by a parent company in consolidation or by an investor that has the ability to exercise significant influence over the investment company and applies the equity method of accounting to its investment in the entity (referred to as an equity method investor). In addition, SOP 07-1 includes certain disclosure requirements for parent companies and equity method investors in investment companies that retain investment company accounting in the parent company’s consolidated financial statements or the financial statements of an equity method investor. The provisions of SOP 07-1 were effective for fiscal years beginning on or after December 15, 2007. On October 17, 2007, the Financial Accounting Standards Board (FASB) proposed to defer the effective date indefinitely. The Company will monitor the FASB and AICPA deliberations and ultimate decision regarding this standard.
In April 2007, the FASB issued FASB Staff Position (FSP) FIN 39-1,An Amendment of FASB Interpretation No. 39 (FSP FIN 39-1). FSP FIN 39-1 addresses whether a reporting entity that is party to a master netting arrangement can offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments that have been offset under the same master netting arrangement in accordance with paragraph 10 of Interpretation 39. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007, with early application permitted. FSP FIN 39-1 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities, Including an amendment of FASB Statements No. 115 (SFAS 159). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS 159 does not affect any existing accounting literature that requires certain assets and liabilities to be carried at fair value. In addition, SFAS 159 does not establish requirements for recognizing and measuring dividend income,

Notes to Consolidated Financial Statements — (Continued)
interest income or interest expense, nor does it eliminate disclosure requirements included in other accounting standards, including requirements for disclosures about fair value measurements included in SFAS No. 157, Fair Value Measurements (SFAS 157), and SFAS No. 107, Disclosures about Fair Value of Financial Instruments. SFAS 159 is effective as of the beginning of an entity’s first fiscal year beginning after November 15, 2007. The Company will elect adoption of SFAS 159 for certain financial instruments effective January 1, 2008, which is not expected to have a material impact on the Company’s financial position or results of operations. The Company will assess election for new financial assets or liabilities on a prospective basis.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132(R) (SFAS 158). SFAS 158 requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability on its balance sheet and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. SFAS 158 also requires an employer to measure the funded status of a plan as of the date of its year-end balance sheet, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. The requirement to measure plan assets and benefit obligations as of the date of the employer’s fiscal year-end balance sheet is effective for fiscal years ending after December 15, 2008. The impact of the adoption of SFAS 158 in 2006 on the Company’s financial position or results of operations is outlined in note 10 and 11.
In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements (SFAS 157). SFAS 157 provides enhanced guidance for using fair value to measure assets and liabilities and requires new disclosures about fair value measurements. SFAS 157 also provides guidance regarding the extent to which companies measure assets and liabilities at fair value, the information used to measure fair value, and the effect of fair value measurements on earnings. For assets and liabilities that are measured at fair value on a recurring basis in periods subsequent to initial recognition, the reporting entity shall disclose information that enables financial statement users to assess the inputs used to develop those measurements. For recurring fair value measurements using significant unobservable inputs, the reporting entity shall disclose the effect of the measurements on earnings for the period. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value but does not expand the use of fair value in any new circumstances. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years, with early adoption permitted. The Company will adopt SFAS 157 effective January 1, 2008. SFAS 157 is not expected to have a material impact on the Company’s financial position or results of operations upon adoption.
In September 2006, the United States Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 108 (SAB 108). SAB 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current-year financial statements. SAB 108 requires registrants to quantify misstatements using both the balance sheet and income-statement approaches and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB 108 does not change the SEC’s previous guidance in SAB No. 99 on evaluating the materiality of misstatements. The Company adopted SAB 108 effective December 31, 2006. SAB 108 did not have a material impact on the Company’s financial position or results of operations upon adoption.
In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109, Accounting for Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax

Notes to Consolidated Financial Statements — (Continued)
position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company adopted FIN 48 effective January 1, 2007. FIN 48 did not have a material impact on the Company’s financial position or results of operations upon adoption.
In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS 140. SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. In summary, SFAS 155: (1) permits an entity to make an irrevocable election to measure any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation at fair value in its entirety, with changes in fair value recognized in earnings; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. The Company elected to early adopt SFAS 155 as of January 1, 2006. On the date of adoption, there was no impact to the Company’s financial position or results of operations.
In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (SFAS) No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the Financial Accounting Standards Board (FASB). SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 should be as of the beginning of an entity’s fiscal year. The Company adopted SOP 05-1 effective January 1, 2007. SOP 05-1 did not have a material impact on the Company’s financial position and/or results of operations.
In May 2005, the FASB issued SFAS No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes (APB 20), and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company adopted SFAS 154 effective

Notes to Consolidated Financial Statements — (Continued)
January 1, 2006. SFAS 154 has not had a material impact on the Company’s financial position or results of operations since adoption, except as noted in 2(n).
At its June 29, 2005 meeting, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment. Instead, the FASB decided to issue proposed FASB Staff Position (FSP) Emerging Issues Task Force (EITF) 03-1-a, Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1, as final. The final FSP supersedes EITF 03-1 and EITF Topic No. D-44,Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value (EITF Topic D-44). The final FSP, retitled FSP FAS 115-1,The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (FSP FAS 115-1), was issued on November 3, 2005 and replaces the guidance set forth in paragraphs 10-18 of EITF 03-1 with references to existing other-than-temporary impairment guidance. FSP FAS 115-1 codifies the guidance set forth in EITF Topic D-44 and clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell has not been made. At its September 14, 2005 meeting, the FASB decided that FSP FAS 115-1 would be applied prospectively effective for periods beginning after December 15, 2005. FSP FAS 115-1 does not address when a debt security should be designated as non-accrual or how to subsequently report income on a non-accrual debt security. The Company continues to actively monitor its portfolio for any securities deemed to be other-than-temporarily impaired based on the guidance in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and SEC SAB No. 59, Accounting for Noncurrent Marketable Equity Securities. Because the Company’s existing policies are consistent with the guidance in FSP FAS 115-1, the adoption of FSP FAS 115-1 had no impact on the Company’s financial position or results of operations.

(n)	Change in Accounting Principle
Historically, the Company accrued for legal costs associated with litigation defense and regulatory investigations by estimating the ultimate costs of such activity. Beginning April 1, 2007, the Company’s accrual for such legal expenses includes only the amount for services that have been provided but not yet paid. The Company believes the newly adopted accounting principle is preferable because it more accurately reflects expenses in the periods in which they are incurred. The Company continues to estimate and accrue the ultimate amounts expected to be paid for litigation and regulatory investigation loss contingencies.
The Company has presented its consolidated financial statements and accompanying notes as applicable for all years presented to retroactively apply the adoption of the change in accounting principle described above.
The following tables summarize the impact of the items described above for the years ended December 31:

(in millions)	2007	2006	2005

Other operating expenses	$—	$(1.0)	$0.8
Federal income tax expense (benefit)	—	0.4	(0.3)

Net income (loss)	$—	$0.6	$(0.5)

The cumulative effect of the changes described above as of January 1, 2005 was an increase of $1.2 million to retained earnings.

Notes to Consolidated Financial Statements — (Continued)

(3)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses and estimated fair value of securities available-for-sale as of the dates indicated:

		Gross	Gross
	Amortized	Unrealized	Unrealized	Estimated
(in millions)	Cost	Gains	Losses	Fair Value

December 31, 2007
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$46.8	$2.2	$0.5	$48.5
Agencies not backed by full faith and credit of U.S. Government	11.9	0.3	—	12.2
Obligations of states and political subdivisions	8.2	—	—	8.2
Debt securities issued by foreign governments	16.2	—	0.2	16.0
Corporate securities:
Public	949.6	33.7	17.0	966.3
Private	531.5	4.0	8.8	526.7
Mortgage-backed securities	719.2	4.9	8.6	715.5
Asset-backed securities	226.1	1.7	6.6	221.2

Total fixed maturity securities	2,509.5	46.8	41.7	2,514.6
Equity securities	30.5	3.2	0.1	33.6

Total securities available for sale	$2,540.0	$50.0	$41.8	$2,548.2

December 31, 2006
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$40.1	$0.7	$0.6	$40.2
Agencies not backed by full faith and credit of U.S. Government	5.0	—	0.1	4.9
Obligations of states and political subdivisions	8.7	—	0.2	8.5
Debt securities issued by foreign governments	1.3	—	0.1	1.2
Corporate securities:
Public	1,142.8	39.1	17.5	1,164.4
Private	589.7	2.7	12.4	580.0
Mortgage-backed securities	653.7	2.2	9.0	646.9
Asset-backed securities	202.5	2.2	3.8	200.9

Total fixed maturity securities	2,643.8	46.9	43.7	2,647.0
Equity securities	28.6	4.8	0.3	33.1

Total securities available for sale	$2,672.4	$51.7	$44.0	$2,680.1

The market value of the Company’s general account investments may fluctuate significantly in response to changes in interest rates, investment quality ratings and credit spreads. In addition, the Company may be likely to experience realized investment losses to the extent its liquidity needs require the disposition of

Notes to Consolidated Financial Statements — (Continued)
general account fixed maturity securities in unfavorable interest rate, liquidity or credit spread environments.
The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2007, by maturity. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized	Estimated
(in millions)	Cost	Fair Value

Fixed maturity securities available-for-sale:
Due in one year or less	$133.5	$133.2
Due after one year through five years	604.8	607.9
Due after five years through ten years	365.3	368.4
Due after ten years	460.6	468.4

Subtotal	1,564.2	1,577.9
Mortgage-backed securities	719.2	715.5
Asset-backed securities	226.1	221.2

Total	$2,509.5	$2,514.6

The components of unrealized (losses) gains on securities available-for-sale, net, were as follows as of December 31:

(in millions)	2007	2006

Net unrealized gains, before adjustments and taxes	$8.2	$7.7
Adjustments to short term investments	(0.6)	—
Adjustment to VOBA	1.4	(6.6)
Adjustment to policyholder dividend obligation	(13.8)	(15.9)
Adjustment to DAC	(0.3)	(0.5)
Adjustment to future policy benefits and claims	(2.9)	(3.2)
Deferred federal income taxes	2.8	6.5

Net unrealized losses	$(5.2)	$(12.0)

The following table presents an analysis of the change in net unrealized (losses) gains on securities available-for-sale, before taxes, for the years ended December 31:

(in millions)	2007	2006	2005

Securities available-for-sale:
Fixed maturity securities	$2.0	$(16.4)	$(81.4)
Equity securities	(1.5)	0.8	0.4

Net change	$0.5	$(15.6)	$(81.0)

Notes to Consolidated Financial Statements — (Continued)
The following table summarizes by time the gross unrealized losses on available-for-sale securities in an unrealized loss position, as of the dates indicated:

	Less than or Equal to
	One Year		More than One Year

	Estimated	Gross	Estimated	Gross
	Fair	Unrealized	Fair	Unrealized
(in millions)	Value	Losses	Value	Losses

December 31, 2007
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$7.3	$0.2	$1.6	$0.3
Agencies not backed by full faith and credit of U.S. Government	—	—	—	—
Obligations of states and political subdivisions	—	—	4.7	—
Debt securities issued by foreign governments	14.9	0.2	1.2	—
Corporate securities:
Public	87.2	8.0	320.9	9.0
Private	55.3	1.2	261.9	7.6
Mortgage-backed securities	104.4	2.9	282.6	5.7
Asset-backed securities	15.2	1.5	128.5	5.1

Total fixed maturity securities	284.3	14.0	1,001.4	27.7
Equity securities	20.4	0.1	—	—

Total	$304.7	$14.1	$1,001.4	$27.7

% of gross unrealized loss		33.7%		66.3%

December 31, 2006
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$8.9	$0.1	$10.8	$0.5
Agencies not backed by full faith and credit of U.S. Government	—	—	4.9	0.1
Obligations of states and political subdivisions	2.1	—	5.6	0.2
Debt securities issued by foreign governments	—	—	1.2	0.1
Corporate securities:
Public	182.7	3.5	561.2	14.0
Private	125.9	1.5	292.8	10.9
Mortgage-backed securities	131.1	0.9	357.9	8.1
Asset-backed securities	36.0	0.3	138.4	3.5

Total fixed maturity securities	486.7	6.3	1,372.8	37.4
Equity securities	17.5	0.3	—	—

Total	$504.2	$6.6	$1,372.8	$37.4

% of gross unrealized loss		15.0%		85.0%

The Company has assets that have been in an unrealized loss position for more than one year that are not other-than-temporarily impaired. The Company reviews each asset in an unrealized loss position and evaluates whether or not the loss is other-than-temporary. This evaluation considers several factors,

Notes to Consolidated Financial Statements — (Continued)
including the extent of the unrealized loss, the rating of the affected security, the Company’s ability and intent to hold the security until recovery, and economic conditions that could affect the creditworthiness of the issuer. As of December 31, 2007, assets that have been in an unrealized loss position for more than one year totaled $27.7 million, or 66% of the Company’s total unrealized losses. Of this total, $22.2 million, or 80%, were classified as investment grade securities, as defined by the National Association of Insurance Commissioners (NAIC).
For fixed maturity securities that are available-for-sale as of December 31, 2007, the following table summarizes the Company’s gross unrealized loss position categorized as investment grade vs. non-investment grade, as defined by the NAIC, in an unrealized loss position for the period of time indicated, and based on the ratio of estimated fair value to amortized cost (in millions):

	Period of Time for Which Unrealized Loss Has Existed

	Investment Grade			Non-Investment Grade			Total

Ratio of	Less			Less			Less
Estimated Fair	than or			than or			than or
Value to	Equal to	More than		Equal to	More than		Equal to	More than
Amortized Cost	One Year	One Year	Total	One Year	One Year	Total	One Year	One Year	Total

99.9%-95.0%	$4.7	$13.6	$18.3	$0.1	$0.5	$0.6	$4.8	$14.1	$18.9
94.9%-90.0%	1.2	5.9	7.1	0.4	0.9	1.3	1.6	6.8	8.4
89.9%-85.0%	—	1.7	1.7	0.7	1.3	2.0	0.7	3.0	3.7
84.9%-80.0%	1.1	—	1.1	—	0.8	0.8	1.1	0.8	1.9
Below 80.0%	—	1.0	1.0	5.8	2.0	7.8	5.8	3.0	8.8

Total	$7.0	$22.2	$29.2	$7.0	$5.5	$12.5	$14.0	$27.7	$41.7

As noted in the table above, as of December 31, 2007, 65% of the Company’s investments in an unrealized loss position had ratios of estimated fair value to amortized cost of at least 90%. In addition, 70% of the Company’s investments in an unrealized loss position were classified as investment grade, as defined by the NAIC. Of the Company’s investments in unrealized loss positions classified as non-investment grade, 56% have been in an unrealized loss position for less than one year.
The NAIC assigns securities quality ratings and uniform valuations (called NAIC Designations), which are used by insurers when preparing their annual statements. The NAIC assigns designations to publicly traded and privately placed securities. The designations assigned by the NAIC range from class 1 (highest quality) to class 6 (lowest quality). Of the Company’s general account fixed maturity securities, 95% were in the two highest NAIC Designations as of December 31, 2007 and 2006.

Notes to Consolidated Financial Statements — (Continued)
The following table summarizes the credit quality, as determined by NAIC Designation, of the Company’s general account fixed maturity securities portfolio as of December 31:

(in millions)		2007		2006

NAIC		Amortized	Estimated	Amortized	Estimated
Designation[1]	Rating agency equivalent designation[2]	Cost	Fair Value	Cost	Fair Value

1	Aaa/ Aa/ A	$1,665.8	$1,663.6	$1,702.2	$1,687.4
2	Baa	704.5	717.2	811.6	821.4
3	Ba	92.4	88.4	66.7	68.0
4	B	23.2	24.8	57.4	63.2
5	Caa and lower	23.6	20.4	5.9	7.0
6	In or near default	—	0.2	—	—

	Total	$2,509.5	$2,514.6	$2,643.8	$2,647.0

1	NAIC Designations are assigned at least annually. Some designations for securities shown have been assigned to securities not yet assigned an NAIC Designation in a manner approximating equivalent public rating categories.

2	Comparisons between NAIC and Moody’s designations are published by the NAIC. If no Moody’s rating is available, the Company assigns internal ratings corresponding to public ratings.
Recent conditions in the securities markets, including changes in interest rates, investment quality ratings, liquidity and credit spreads, have resulted in declines in the values of investment securities, including mortgage-backed securities (MBSs) and ABSs. When evaluating whether these securities are other-than-temporarily impaired, the Company considers characteristics of the underlying collateral, such as delinquency and default rates, the quality of the underlying borrower, the type of collateral in the pool, the vintage year of the collateral, subordination levels within the structure of the collateral pool, expected future cash flows, and the Company’s ability and intent to hold the security to recovery. These same factors also affect the estimated fair value of these securities.
The Company’s investments in MBSs and ABSs include securities that are supported by Alt-A and Sub-prime collateral. The Company considers Alt-A collateral to be mortgages whose underwriting standards do not qualify the mortgage for regular conforming or jumbo loan programs. Typical underwriting characteristics that cause a mortgage to fall into the Alt-A classification may include, but are not limited to, inadequate loan documentation of a borrower’s financial information, debt-to-income ratios above normal lending limits, loan-to-value ratios above normal lending limits that do not have primary mortgage insurance, a borrower who is a temporary resident, and loans securing non-conforming types of real estate. Alt-A mortgages are generally issued to borrowers having higher Fair Isaac Credit Organization (FICO) scores, and the lender typically issues a slightly higher interest rate for such mortgages. The Company considers Sub-prime collateral to be mortgages that are first-lien mortgage loans issued to Sub-prime borrowers, as demonstrated by recent delinquent rent or housing payments or substandard FICO scores. Second-lien mortgage loans are also considered Sub-prime. The amortized cost and estimated fair value of the Company’s investments in securities containing Alt-A collateral totaled $164.6 and $161.5, respectively, and the amortized cost and estimated fair value of the Company’s investments in securities containing Sub-prime collateral totaled $73.4 and $69.7, respectively. As of December 31, 2007, 100.0% and 89.6% of securities containing Alt-A and Sub-prime collateral, respectively, were rated AA or better. In addition, 55.3% and 97.2% of Alt-A and Sub-prime collateral, respectively, was originated in 2005 or earlier.
Proceeds from the sale of securities available-for-sale during 2007, 2006 and 2005 were $320.5 million, $375.3 million and $175.9 million, respectively. During 2007, 2006 and 2005, gross gains of $6.1 million,

Notes to Consolidated Financial Statements — (Continued)
$3.0 million and $16.5 million and gross losses of $3.3 million, $7.1 million and $1.4 million were realized on those sales, respectively.
The Company had no real estate investments that were non-income producing for the twelve months ended December 31, 2007 and 2006.
Real estate held for use is presented at cost less accumulated depreciation of $4.6 million and $3.8 million as of December 31, 2007 and 2006, respectively. The carrying value of real estate held for disposal totaled $0.6 million and $0.9 million as of December 31, 2007 and 2006, respectively.
There were no recorded investment of mortgage loans on real estate considered to be impaired as of December 31, 2007 ($0 million as of December 31, 2006), and no related valuation allowance ($0 million as of December 31, 2006). Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is estimated to be greater than the recorded investment of the loan. During 2007, the average recorded investment in impaired mortgage loans on real estate was $0 million ($4.1 million as of December 31, 2006) and there was no interest income recognized on those loans in 2007 ($0 million in 2006 and $0.4 million for 2005), which is equal to interest income recognized using a cash-basis method of income recognition.
Activity in the valuation allowance account for mortgage loans on real estate for the twelve months ended December 31:

(in millions)	2007	2006	2005

Allowance, beginning of period	$1.7	$3.8	$3.7
Net (reductions) additions (credited) charged to allowance	—	(2.1)	0.1

Allowance, end of period	$1.7	$1.7	$3.8

The following table summarizes net investment income by investment type for the twelve months ended December 31:

(in millions)	2007	2006	2005

Gross investment income:
Securities available-for-sale:
Fixed maturity securities	$148.6	$160.2	$162.3
Equity securities	2.2	1.7	2.0
Mortgage loans on real estate	41.5	42.3	42.2
Real estate	0.3	0.8	1.0
Policy loans	22.1	21.4	21.5
Short-term investments	3.5	3.8	2.3
Other	3.7	2.4	5.3

Gross investment income	221.9	232.6	236.6
Less investment expenses	4.4	5.6	7.1

Net investment income	$217.5	$227.0	$229.5

Notes to Consolidated Financial Statements — (Continued)
The following table summarizes net realized gains (losses) on investments by investment type for the twelve months ended December 31:

(in millions)	2007	2006	2005

Realized gains (losses) on sale of securities available-for-sale:
Fixed maturity securities — gains	$5.3	$1.7	$15.6
Fixed maturity securities — losses	(3.3)	(7.1)	(1.2)
Equity securities — gains	0.8	1.3	0.9
Equity securities — losses	—	—	(0.2)
Other-than-temporary impairments of securities available-for-sale:
Fixed maturity securities	(0.1)	—	(2.7)
Equity securities	—	(0.1)	(0.4)
Real estate	(0.1)	(0.8)	1.3
Mortgage loans on real estate	(1.0)	(1.1)	(4.7)

Total realized gains (losses) before adjustments	1.6	(6.1)	8.6
Amortization adjustment for VOBA	1.2	2.4	2.3
Amounts credited to the policyholder dividend obligation	(2.5)	0.1	(5.2)
Other	1.0	—	3.1

Net realized gains (losses) on investments	$1.3	$(3.6)	$8.8

Fixed maturity securities with an amortized cost of $13.4 million and $13.5 million as of December 31, 2007 and 2006 were on deposit with various regulatory agencies as required by law, respectively.
As of December 31, 2007 and 2006, the Company had loaned securities with a fair value of $51.9 million and $81.3 million, respectively. As of December 31, 2007 and 2006, the Company held collateral of $52.8 million and $84.4 million, respectively. This amount is included in short-term investments with a corresponding liability recorded in other liabilities.

(4)	Deferred Policy Acquisition Costs
The following table represents a reconciliation of the DAC asset for the twelve months ended December 31:

(in millions)	2007	2006

Balance at beginning of period	$93.0	$87.4
Expenses deferred	18.6	19.0
Amortization of DAC	(13.6)	(12.5)

	98.0	93.9
Effect on DAC from unrealized gains/losses	0.2	(0.9)

Balance at end of period	$98.2	$93.0

Notes to Consolidated Financial Statements — (Continued)

(5)	Value of Business Acquired and Other Intangible Assets
The following table represents a reconciliation of VOBA for the twelve months ended December 31:

(in millions)	2007	2006

Balance at beginning of period	$392.7	$449.7
Amortization of VOBA allocated to:
Net realized gains/losses on investments	1.2	2.4
Amortization of value of business acquired	(47.1)	(45.9)

	346.8	406.2
Change in unrealized gain/loss on available-for-sale securities	8.0	(13.5)

Balance at end of period	$354.8	$392.7

The interest on the unamortized VOBA balance (interest rates range from 4.5% to 7.56%) during the twelve months ended December 31, 2007, 2006 and 2005 was $24.8 million, $27.5 million and $30.0 million, respectively.
Intangible assets as of December 31, 2007 and 2006 are summarized as follows:

	December 31,
	2007 and 2006	December 31,	December 31,
	Gross	2007	2006
	Carrying	Accumulated	Accumulated	Initial
(in millions)	Amount	Amortization	Amortization	Useful Life[1]

Amortizing intangible assets:
VOBA	$594.9	$241.5	$195.6	28 years
Career financial consultant distribution force	17.5	2.1	1.4	20 years
Independent agency force	5.9	0.7	0.5	20 years
Retirement services distribution force	7.0	0.9	0.7	20 years
1717 Capital Management Company licenses and agreements	4.1	1.5	1.2	22 years
Other	3.3	3.3	3.0	5 years

Total	632.7	250.0	202.4
Non-amortizing intangible assets:
State insurance licenses	8.0	0.0	0.0	Indefinite

Total	8.0	0.0	0.0

Grand total	$640.7	$250.0	$202.4

1	The initial useful life was based on applicable assumptions. Actual periods are subject to revision based on variances from assumptions and other relevant factors. The state insurance licenses have indefinite lives and therefore are not amortized.

Notes to Consolidated Financial Statements — (Continued)
Based on current assumptions, which are subject to change, the following table summarizes estimated amortization for the next five years ended December 31:

		Intangible
		Assets with
(in millions)	VOBA	Finite Lives	Total

2008	$33.4	$2.3	$35.7
2009	$30.9	$2.4	$33.3
2010	$28.8	$2.5	$31.3
2011	$23.1	$2.6	$25.7
2012	$19.6	$2.6	$22.2
The Company completed its annual impairment testing and concluded that there were no impairment losses on existing intangibles in 2007, 2006 and 2005.

(6)	Goodwill
The following table summarizes the changes in the carrying amount of goodwill by segment for years indicated:

	Individual	Retirement
(in millions)	Protection	Plans	Total

Balance as of December 31, 2005	$174.4	$25.4	$199.8

Balance as of December 31, 2006	$174.4	$25.4	$199.8

Balance as of January 1, 2007	$174.4	$25.4	$199.8

Adjustments/impairments	—	(25.4)	(25.4)

Balance as of December 31, 2007	$174.4	$—	$174.4

The Company completed its annual impairment testing and noted that the 2007 impairment represents a writedown to implied fair value of the Company’s Retirement Plans goodwill. There were no impairment losses on existing goodwill in 2006 or 2005.

Notes to Consolidated Financial Statements — (Continued)

(7)	Federal Income Tax
The tax effects of temporary differences that give rise to significant components of the net deferred tax (liability) asset as of December 31, 2007 and 2006 were as follows:

(in millions)	2007	2006

Deferred tax assets
Future policy benefits	$77.1	$92.0
Policyholder dividend obligation	16.4	16.8
Other assets and other liabilities	72.7	73.3

Gross deferred tax assets	166.2	182.1
Less valuation allowance	(16.7)	(16.7)

Deferred tax assets net of valuation allowance	149.5	165.4

Deferred tax liabilities
VOBA	124.2	137.4
Fixed maturity securities	4.3	—
Equity securities and other long-term investments	3.4	4.3
Other	36.2	34.6

Gross deferred tax liabilities	168.1	176.3

Net deferred tax liability	$(18.6)	$(10.9)

Realized capital losses may be used only to offset realized capital gains. Realized capital losses may be carried back three years and forward five years. As of December 31, 2007, the Company had no realized capital loss carry-forwards.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. As a result of the acquisition by NFS, certain merger costs were capitalized for tax purposes thus creating a deferred tax asset. Because it is more likely than not that the deferred tax asset related to these costs will not be realized, a valuation allowance of $16.7 million at December 31, 2007 and 2006 is carried.
The Company’s current federal income tax liability was $3.2 million and $4.3 million as of December 31, 2007 and 2006, respectively.
Through the end of 2007, the Company’s federal income tax returns have been audited for tax years 2000-2002 and all subsequent years remain open. In accordance with its regular practice, management established tax reserves representing its best estimate of additional amounts the Company could be required to pay if certain positions it has taken were challenged and ultimately denied by the IRS with respect to these tax years. These reserves are reviewed regularly and are adjusted as events occur that management believes impacts the Company’s liability for additional taxes, such as lapsing of applicable statutes of limitations; conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items; additional exposure based on current calculations; identification of new issues; release of administrative guidance; or rendering of a court decision affecting a particular tax issue. A significant component of the Company’s tax reserve was related to the separate account dividends received deduction (DRD).
In July 2006, the Company reached substantial agreement with the IRS on all open issues for tax years 2000-2002, including issues related to the DRD. Accordingly, the Company revised its estimate of

Notes to Consolidated Financial Statements — (Continued)
amounts that may be due in connection with certain tax positions, including the DRD, for all open tax years. As a result of the revised estimate, $3.4 million of tax reserves were released into earnings during 2006.
Federal income tax expense for the years ended December 31, 2007, 2006 and 2005 was as follows:

(in millions)	2007	2006	2005

Current	$18.2	$25.7	$26.5
Deferred	3.0	(3.1)	1.5

Federal income tax expense	$21.2	$22.6	$28.0

Total federal income tax expense for the twelve months ended December 31, 2007, 2006 and 2005 differs from the amount computed by applying the U.S. federal income tax rate to income before federal income tax expense as follows:

	2007		2006		2005

(in millions)	Amount	%	Amount	%	Amount	%

Computed (expected) tax expense	$27.6	35.0	$34.5	35.0	$38.8	35.0
Tax exempt interest and dividends received deduction	(6.6)	(8.4)	(5.4)	(5.5)	(7.9)	(7.1)
Reserve	—	—	(3.4)	(3.5)	(0.9)	(0.8)
Goodwill impairment	8.9	11.3	—	—	—	—
Income tax credits	(8.8)	(11.1)	(3.2)	(3.2)	(2.1)	(1.9)
Other, net	0.1	0.2	0.1	0.1	0.1	0.1

Total (effective rate of each year)	$21.2	27.0	$22.6	22.9	$28.0	25.3

The federal income tax paid during the twelve months ended December 31, 2007, 2006 and 2005 was $18.9 million, $4.9 million, and $52.8 million, respectively.

(8)	Fair Value of Financial Instruments
Assets and liabilities that are presented at fair value in the consolidated balance sheets are not included in the disclosures below, including investment securities, cash, separate accounts and securities lending collateral. Those financial assets and liabilities not presented at fair value are discussed below.
The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on the best information available in the circumstances. Such estimates of fair value should consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with risks involved, matrix pricing and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues and future expenses, including assumptions about interest rates, default, prepayment, and volatility.
Many of the Company’s assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these

Notes to Consolidated Financial Statements — (Continued)
estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.
The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.
In estimating its fair value disclosures, the Company used the following methods and assumptions:

Mortgage loans on real estate, net: The fair value of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.

Policy loans: Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair value.

Investment contracts: The fair values of the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair values are the amounts payable on demand net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value is most representative of fair value.

The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

Carrying amount and estimated fair value of financial instruments subject to disclosure requirements were as follows as of December 31, 2007 and 2006:

	2007		2006

		Estimated		Estimated
	Carrying	Fair	Carrying	Fair
(in millions)	Amount	Value	Amount	Value

Assets
Investments:
Mortgage loans on real estate, net	680.8	675.7	707.6	689.1
Policy loans	330.4	330.4	327.7	327.7
Liabilities
Investment contracts	875.0	852.9	1,100.5	1,071.8

Notes to Consolidated Financial Statements — (Continued)

(9)	Risk Disclosures
The following is a description of the most significant risks facing the Company and how it mitigates those risks:
Interest Rate Risk: The risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities, and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. For example, if liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. In some investments that contain borrower options, this risk may be realized through unfavorable cash flow patterns, e.g., increased principal repayment when interest rates have declined. When unfavorable interest rate movements occur, interest margins may compress, reducing profitability. The Company attempts to mitigate this risk by offering products that transfer this risk to the purchaser and/or by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. In some investments that permit prepayment at the borrower option, make-whole provisions are required such that if the borrower prepays in a lower-rate environment, the Company be compensated for the loss of future income. In other situations, the Company accepts some interest rate risk in exchange for a higher yield on the investment.
Financial Instruments with Off-Balance-Sheet Risk: The Company is a party to financial instruments with off-balance sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans, to provide funding for other long-term investments and to purchase fixed maturity securities. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized on the consolidated balance sheets.
Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the underlying contracts. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management’s case-by-case credit evaluation of the borrower and the borrower’s loan collateral. The underlying mortgaged property represents the collateral if the commitment is funded. The Company’s policy for new mortgage loans on real estate is to generally lend no more than 80% of collateral value. Should the commitment be funded, the Company’s exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $3.7 million extending into 2008 were outstanding as of December 31, 2007. At December 31, 2007, the Company had outstanding limited partnership commitments and commitments to purchase fixed maturity securities of $66.9 million.
Equity Market Risk: Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2007, 86.1% (87.2% as of December 31, 2006) of separate account assets were invested in equity mutual funds. Gains and losses in the equity markets result in corresponding increases/decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in GMDB claims, which may require the Company to accelerate the amortization of VOBA and/or DAC.
The Company’s long-term assumption for net separate account returns is 7% annual growth, earned evenly throughout the year. However, as it does each quarter, the Company would evaluate its DAC and VOBA balances and underlying assumptions to determine the need for unlocking. The Company can provide no assurance that the experience of flat equity market returns would not result in changes to other factors affecting profitability, including the possibility of unlocking of DAC/ VOBA assumptions.

Notes to Consolidated Financial Statements — (Continued)
Many of the Company’s individual variable annuity contracts offer GMDB features. The GMDB generally provides a benefit if the annuitant dies and the policyholder contract value is less than a specified amount, which may be based on premiums paid less amounts withdrawn or policyholder contract value on a specified anniversary date. A decline in the stock market causing the policyholder contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the policyholder contract value. This could result in additional GMDB claims. As of December 31, 2007, the net amount at risk, defined as the excess of the death benefit over the account value, was $8.1 million before reinsurance and $2.1 million net of reinsurance. As of December 31, 2006, the net amount at risk, defined as the excess of the death benefit over the account value, was $11.9 million before reinsurance and $3.1 million net of reinsurance. As of December 31, 2007 and December 31, 2006, the Company’s reserve for GMDB claims, net of reinsurance, was $0.2 million and $0.3 million, respectively.
Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2007, the Company had a diversified portfolio with no more than 26.5% (21.8% in 2006) in any geographic area and no more than 3.2% (7.4% in 2006) with any one borrower. As of December 31, 2007, 34.5% (34.5% in 2006) of the carrying value of the Company’s commercial mortgage loan portfolio financed retail properties.
Significant Business Concentrations: As of December 31, 2007 and 2006, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic region in the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender or distribution source, a market or geographic region in the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.
Reinsurance: In the normal course of business, the Company assumes risks from and cedes certain parts of its risks to other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1.5 million on any single life for business prior to 2005 and $5.3 million for new business in 2005 and thereafter.
Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

Notes to Consolidated Financial Statements — (Continued)
The tables below highlight the amounts shown in the accompanying consolidated financial statements and other information that are net of reinsurance activity (in millions):

			Assumed
		Ceded to	from
	Gross	Other	Other	Net
	Amount	Companies	Companies	Amount

For the Year Ended December 31, 2007:
Life insurance in force	$43,902.6	$17,649.6	$9.6	$26,262.6

Life insurance premiums	$133.5	$20.0	$1.7	$115.2

Accident & health premiums	$2.7	$1.3	$—	$1.4

For the Year Ended December 31, 2006:
Life insurance in force	$45,787.3	$18,458.8	$11.7	$27,340.2

Life insurance premiums	$139.3	$22.7	$1.6	$118.2

Accident & health premiums	$2.9	$1.3	$—	$1.6

For the Year Ended December 31, 2005:
Life insurance in force	$48,027.7	$19,555.8	$462.7	$28,934.6

Life insurance premiums	$149.2	$17.8	$0.7	$132.1

Accident & health premiums	$3.3	$1.5	$—	$1.8

Collateral- Securities Lending: The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company’s policy requires a minimum of 102% of the fair value of the securities loaned be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received during the loan term. Securities on loan as of December 31, 2007 and 2006 were $51.9 million and $81.3 million, respectively.

(10)	Employee Benefits Plan
Defined Benefits Plan
The Company participates in the Nationwide Life Insurance Company of America Retirement Plan, several nonqualified defined benefit arrangements and the Nationwide Life Insurance Company of America Producers Pension Plan, all of which are sponsored by Nationwide Mutual Insurance Company (NMIC). The Nationwide Life Insurance Company of America Retirement Plan covers all the Company’s employees of participating companies who have completed at least one year of service. All participants are eligible for benefits based on an account balance feature. Participants hired before 2002 are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if such benefits are of greater value than the account balance feature. Plan assets are invested in a group annuity contract of NLICA.
Effective January 30, 2008, NMIC merged the Nationwide Life Insurance Company of America Retirement Plan (NLICARP) with the Nationwide Retirement Plan (NRP), an existing defined benefit plan also sponsored by NMIC. Assets and pension liabilities of NLICARP were transferred to the NRP,

Notes to Consolidated Financial Statements — (Continued)
and will be tracked separately so that in the long-term NRP pension expense allocated to the Company will not be materially affected by the merger.
Pension income for the defined benefit plans credited to operations by the Company during the years ended December 31, 2007, 2006 and 2005 was $2.7 million, $1.7 and $1.4 million, respectively.
The following table summarizes information regarding the funded status of the Company’s pension plans (all are U.S. plans), as of the years ended December 31:

(in millions)	2007	2006

Change in benefit obligation
Benefit obligation at beginning of year	$101.3	$102.9
Service cost	2.9	2.6
Interest cost	4.9	4.8
Plan amendment[1]	—	0.3
Actuarial loss	(1.6)	0.1
Benefits paid	(7.5)	(9.4)

Benefit obligation at end of year	$100.0	$101.3

Change in plan assets
Fair value of plan assets at beginning of year	$146.7	$135.8
Actual return on plan assets	9.9	17.5
Employer contribution	0.9	2.8
Benefits paid	(7.5)	(9.4)

Fair value of plan assets at end of year	150.0	146.7

Funded status	50.0	45.4
Amounts not yet reflected in net periodic benefit cost and included in accumulated other comprehensive income:
Unrecognized prior service cost[1]	(0.3)	(0.3)
Unrecognized net gains	13.6	12.6

Accumulated other comprehensive income, pre tax	$13.3	$12.3

Cumulative employer contributions in excess of net periodic benefit cost	$36.7	$33.1

Net amount recognized in statement of financial position	$50.0	$45.4

Accumulated benefit obligation	$92.9	$94.1

1	Represents the increase in the projected benefit obligation related to the application of the Pension Protection Act effective December 31, 2006.

Notes to Consolidated Financial Statements — (Continued)

(in millions)	2007	2006

Change in Accumulated Other Comprehensive Income (AOCI)
Accumulated other comprehensive income prior year	$12.3	n/a
Unrecognized prior service credit (cost) arising from amendment during the year	—	n/a
Amortization of prior service (credit) cost included in net periodic pension cost	0.1	n/a

Net increase in prior service cost (credit) during the year	$0.1	n/a
Net gain/(loss) arising during year	$0.9	n/a
Amortization of net (gain)/loss included in net periodic pension cost	—	n/a

Net increase in unrecognized gain/(loss) during year	$0.9	n/a
Accumulated other comprehensive income year end	$13.3	$12.3
Net increase in other comprehensive income	$1.0	$12.3
The Company expects to contribute $0.9 million to the plans in 2008.
The following table summarizes the Company’s benefits expected to be paid in each of the next five fiscal years and in the aggregate for the five fiscal years thereafter:

Pension
Benefits

2008	$8.6
2009	8.4
2010	11.9
2011	9.6
2012	8.5
2013-2017	38.9
The following table presents aggregate information for the Company’s pension plans with accumulated and projected benefit obligations in excess of plan assets as of December 31:

(in millions)	2007	2006

Projected benefit obligation	$14.9	$14.9
Accumulated benefit obligation	14.3	14.3
Fair value of plan assets	—	—
The following table summarizes the weighted average assumptions used to calculate the benefit obligation and funded status of the Company’s pension plans as of the December 31 measurement date:

	2007	2006

Weighted average discount rate	5.25%	5.25%
Rate of increase in future compensation levels	4.75%	4.75%

Notes to Consolidated Financial Statements — (Continued)
The following table summarizes the asset allocation for the Company’s qualified pension plan at the end of 2007 and 2006 and the target allocation for 2008, by asset category:

	Target
	Allocation	Percentage of
	Percentage	Plan Assets

Asset Category	2008	2007	2006

Equity securities	62-68%	64%	67%
Debt securities	32-38%	36%	33%
Real Estate	0-10%	0%	0%

Total		100%	100%

The Company’s pension plan employs a total return investment approach using a mix of equities and fixed income investments to maximize the long-term return of plan assets in exchange for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities and funded status. On a quarterly basis, the portfolio of investments within the annuity contract issued by the Company is analyzed in light of current market conditions and rebalanced to match the target allocations. The 2008 target allocation percentages above are based on 2007 plan policy and are expected to change due to the merger of this plan with the NRP.
The following table summarizes the components of net periodic benefit income for the Company’s pension plans for the years ended December 31:

	Pension Benefits

(in millions)	2007	2006	2005

Service cost (benefits attributed to employee service during the period)	$2.9	$2.6	$2.4
Interest cost on accumulated postretirement benefit obligation	4.9	4.8	4.8
Expected return on plan assets	(10.6)	(9.1)	(8.6)
Amortization of prior service cost	0.1	—	—

Net periodic pension income for the postretirement benefit plan	$(2.7)	$(1.7)	$(1.4)

The following table shows the amounts in accumulated other comprehensive income expected to be recognized in the next fiscal year:

Unrecognized transition asset (obligation)	$—
Unrecognized prior service credit (cost)	$(0.1)
Unrecognized net gain (loss)	$—

Total	$(0.1)

The following table summarizes the weighted average assumptions used to calculate net periodic benefit income, set at the beginning of each year, for the Company’s pension plans as a whole:

	2007	2006	2005

Discount rate	5.25%	4.75%	5.00%
Rate of increase in future compensation levels	4.75%	4.25%	3.50%
Long-term rate of return on plan assets	7.50%	7.00%	6.50%
The Company’s pension plan employs a prospective building block approach in determining the expected long-term rate of return on plan assets. This process is integrated with the determination of other economic assumptions such as discount rate and salary scale. Historical markets are studied, and long-term

Notes to Consolidated Financial Statements — (Continued)
historical relationships between equities and fixed income investments are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run (called a risk premium). Historical risk premiums are used to develop expected real rates of return for each asset sub-class. The expected real rates of return, reduced for investment expenses, are applied to the target allocation of each asset sub-class to produce an expected real rate of return for the target portfolio. This expected real rate of return will vary by plan and will change when the plan’s target investment portfolio changes. Current market factors such as inflation and interest rates are incorporated into the process. For a given measurement date, the discount rate is set by reference to the yield on high-quality corporate bonds to approximate the rate at which plan benefits could effectively be settled. For December 31, 2007 and 2006, the reference bond portfolio was the Moody’s AA long term corporate bond index. For pension benefits, a downward adjustment of 50-75 basis points in the discount rate was included for plan administration and other expenses. The historical real rate of return is subtracted from these bonds to generate an assumed inflation rate. The expected long-term rate of return on plan assets is the assumed inflation rate plus the expected real rate of return. This process effectively sets the expected return for the plan’s portfolio at the yield for the reference bond portfolio, adjusted for expected risk premiums of the target asset portfolio. Given the prospective nature of this calculation, short-term fluctuations in the market do not impact the expected risk premiums. However, as the yield for the reference bond fluctuates, the assumed inflation rate and the expected long-term rate are adjusted in tandem.
Effective December 31, 2005, the historical risk premiums and expected real rates of return were re-evaluated affecting December 31, 2005 benefit obligations and 2006 costs. For benefits obligations, a lower real rate of return on corporate bonds led to a higher implied inflation rate and a higher rate of future compensation increase, which was 4.25% at December 31, 2005.
The Company also participates in life and health care defined benefit plans sponsored by NMIC for qualifying retirees. Postretirement life and health care benefits are contributory and generally are available to full-time employees, hired prior to June 1, 2000, who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company’s portion of the per-participant cost of the postretirement health care benefits. The Company’s policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts issued by Nationwide Life Insurance Company (NLIC), a subsidiary of NFS, and a trust with the Bank of New York as the custodian and trustee.
The net periodic benefit cost for the Company’s postretirement benefits plan was $1.0 million, $1.2 million and $1.0 million for the years ended December 31, 2007, 2006 and 2005, respectively.
Defined Contribution Plans
The Company and certain affiliated companies participate in a defined contribution retirement savings plan covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company’s expense for contributions to these plans was $0.9 million, $0.7 million and $0.7 million for the years ended December 31, 2007, 2006 and 2005, respectively.
The Company also provides a funded noncontributory defined contribution plan that covers substantially all of its agents. The Company’s expense for contributions to this plan was $0.7 million, $0.7 million and $0.6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

Notes to Consolidated Financial Statements — (Continued)

(11)	Shareholder’s Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions
Regulatory Risk-Based Capital
The Commonwealth of Pennsylvania and the State of Delaware, where the Company and its subsidiaries are domiciled, impose minimum risk-based capital (RBC) requirements that were developed by the NAIC. The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of the total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The Company exceeds the minimum RBC requirements for all the periods presented herein.
Dividend Restrictions
Insurance laws in each state of domicile limit the payment of dividends in excess of specified amounts without prior regulatory approval. Under Pennsylvania insurance laws, unless the PID either approves or does not disapprove payment within 30 days after being notified, NLICA may not pay any cash dividends or other non-stock distributions to NFS during any 12-month period if the total payments exceed the greater of (1) 10% of statutory-basis policyholders’ surplus as of the prior December 31 or (2) the statutory-basis net income of the insurer for the prior year. The Company paid $75 million of dividends to NFS during 2007 and $110 million in 2006, respectively. As of January 1, 2008, based on the statutory financial results as of and for the year ended December 31, 2007, NLICA may pay dividends totaling $16.6 million without obtaining prior approval. The statutory capital and surplus of the Company as of December 31, 2007 and 2006 was $674.0 million and $654.3 million, respectively. The statutory net income of the Company for the twelve months ended December 31, 2007, 2006 and 2005 was $101.8 million, $98.8 million and $120.4 million, respectively.
In addition, the payment of dividends by the Company may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on the Company’s participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.
The Company currently does not expect such regulatory requirements to impair its ability to pay operating expenses, interest and shareholder dividends in the future.
Comprehensive Income
The Company’s comprehensive income (loss) includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss). The following table summarizes the Company’s other comprehensive

Notes to Consolidated Financial Statements — (Continued)
income (loss), before and after federal income tax benefit, for the years ended December 31, 2007, 2006 and 2005:

(in millions)	2007	2006	2005

Net unrealized gains (losses) on securities available-for-sale arising during the period:
Net unrealized gains (losses) before adjustment	$3.3	$(19.8)	$(69.0)
Adjustment to short term investments	(0.6)	—	—
Adjustment to VOBA	8.0	(13.5)	12.0
Adjustment to policy dividend obligation	2.1	14.8	34.7
Adjustment to policy acquisition costs	0.2	(0.9)	(0.2)
Adjustment to future policy benefits and claims	0.3	2.1	1.9
Related federal income tax (expense) benefit	(4.7)	6.0	7.2

Net unrealized gains (losses)	8.6	(11.3)	(13.4)

Reclassification adjustment for net (gains) losses on securities available-for-sale realized during the period:
Net unrealized (gains) losses before adjustment	(2.8)	4.2	(12.0)
Related federal income tax benefit (expense)	1.0	(1.4)	4.2

Net reclassification adjustment	(1.8)	2.8	(7.8)

Other comprehensive income (loss) on securities available-for-sale	6.8	(8.5)	(21.2)

Unrecognized amounts on pension plans:
Net unrecognized amounts	0.9	12.3	—
Related federal income tax expense	(0.3)	(4.3)	—

Adjustment to FASB Statement No. 158, net of taxes	0.6	8.0	—

Change in accumulated other comprehensive income (loss)	$7.4	$(0.5)	$(21.2)

(12)	Related Party Transactions
Pursuant to a cost sharing agreement among NMIC and certain of its direct and indirect subsidiaries, including the Company, NMIC and NFS, a subsidiary of NMIC, provides certain operational and administrative services, such as investment management, advertising, personnel and general management services, to those subsidiaries. Expenses covered by such agreement are subject to allocation among NMIC and such subsidiaries. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies that are within industry guidelines and practices. In addition, Nationwide Services Company LLC, a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration, and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the twelve months ended December 31, 2007, 2006 and 2005, the Company incurred expenses relating to these cost sharing agreements with NMIC, NFS and Nationwide Services Company LLC totaling $61.7 million, $77.0 million and $80.9 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.
The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC were

Notes to Consolidated Financial Statements — (Continued)
$10.7 million and $9.0 million as of December 31, 2007 and 2006 and are included in short-term investments on the accompanying consolidated balance sheets.
The Company has issued group annuity contracts and performs administrative and investment services for various employee benefit plans that it sponsors on behalf of its employees. Total account values of these contracts were $158.6 million and $161.5 million as of December 31, 2007 and 2006. Total revenues from these contracts were $0.6 million, $0.8 million and $1.0 million for the twelve months ended December 31, 2007, 2006 and 2005, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $0.4 million, $0.7 million and $1.0 million for the twelve months ended December 31, 2007, 2006 and 2005. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.
Approximately $182.6 million and $36.5 million for the twelve months ended December 31, 2007, $181.2 million and $27.8 million for the twelve months ended December 31, 2006 and $96.1 million and $18.8 million for the twelve months ended December 31, 2005 of Nationwide Life Insurance Company, (NLIC), variable life and annuities and fixed life and annuities, respectively, were sold through the Company’s distribution channels.
The Company leases office space to an affiliate of NMIC. For the year ended December 31, 2007 and 2006, the company received lease payments totaling $0.2 million and $0.2 million, respectively.
The Company transferred its fixed assets to NMIC in 2006 for $2.4 million, which was the value of the fixed assets as of March 31, 2006.

(13)	Contingencies
Legal Matters
The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is often not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses with any degree of certainty. Some matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of the plaintiffs’ claims for liability or damages. In many of the cases, the plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, which are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe based on information currently known by management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated statement of income in a particular period.
In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.
The financial services industry, including mutual fund, retirement plan, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the Financial Industry Regulatory Authority and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company and/or its affiliates have been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing

Notes to Consolidated Financial Statements — (Continued)
in certain mutual funds offered in insurance products sponsored by the Company. The Company and/or its affiliates have cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and June 2005, respectively, and no further information requests have been received with respect to these matters.
In addition, state and federal regulators and other governmental bodies have commenced investigations, proceedings or inquiries relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, fee arrangements in retirement plans, the use of side agreements and finite reinsurance agreements, recordkeeping and retention compliance by broker/dealers, and supervision of former registered representative. Related investigations, proceedings or inquiries may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies and other governmental bodies, state securities law regulators and state attorneys general for information relating to certain of these investigations, including those relating to compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, fee arrangements in retirement plans and the use of side agreements and finite reinsurance agreements. The Company and/or its affiliates are cooperating with these inquiries and will also cooperate with Nationwide Mutual Insurance Company, the Company’s ultimate parent, in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.
These proceedings are expected to continue in the future, and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including mutual fund, retirement plan, life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.
On October 9, 2003, NLICA was named as one of twenty-six defendants in a lawsuit filed in the United States District Court for the Middle District of Pennsylvania entitled Steven L. Flood, Luzerne County Controller and the Luzerne County Retirement Board on behalf of the Luzerne County Employee Retirement System v. Thomas A. Makowski, Esq., et al. NLICA is a defendant as the successor in interest to Provident Mutual Life Insurance Company, which is alleged to have entered into four agreements to manage assets and investments of the Luzerne County Employee Retirement System (the Plan). In their complaint, the plaintiffs alleged that NLICA aided and abetted certain other defendants in breaching their fiduciary duties to the Plan. The plaintiffs also alleged that NLICA violated the Federal Racketeer Influenced and Corrupt Organizations Act (RICO) by engaging in and conspiring to engage in an improper scheme to mismanage funds in order to collect excessive fees and commissions and that NLICA was unjustly enriched by the allegedly excessive fees and commissions. On November 27, 2007, the court granted NLICA’s motion for summary judgment and dismissed all the federal claims with prejudice. The court declined to exercise jurisdiction over the state claims and dismissed those without prejudice. The plaintiffs have elected not to appeal the court’s decision.
Tax Matters
The Company’s federal income tax returns are routinely audited by the IRS. Management has established tax reserves representing its best estimate of additional amounts it may be required to pay if certain tax positions it has taken are challenged and ultimately denied by the IRS. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items, additional exposure based on current calculations,

Notes to Consolidated Financial Statements — (Continued)
identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.
The separate account DRD is a significant component of the Company’s federal income tax provision. On August 16, 2007, the IRS issued Revenue Ruling 2007-54. This ruling took a position with respect to the DRD that could have significantly reduced the Company’s DRD. The Company believes that the position taken by the IRS in the ruling was contrary to existing law and the relevant legislative history.
In Revenue Ruling 2007-61, released September 25, 2007, the IRS and the U.S. Department of the Treasury suspended Revenue Ruling 2007-54 and informed taxpayers of their intention to address certain issues in connection with the DRD in future tax regulations. Final tax regulations could impact the Company’s DRD in periods subsequent to their effective date.

(14)	Lease Commitments
The Company leases office space, data processing equipment and certain other furniture and equipment under operating leases expiring on various dates between 2008 and 2012. Most of the leases contain renewal and purchase options based on prevailing fair market values. Future minimum rental payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 2007, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

	Rental	Sublease
	Payments	Rentals

Year ending December 31:
2008	$7.1	$2.0
2009	6.6	1.9
2010	1.2	0.1
2011	0.2	—
2012	0.1	—
Thereafter	—	—

	$15.2	$4.0

Total related rent expense was $5.9 million, $7.6 million and $7.4 million, which was net of sublease income of $2.8 million, $2.6 million and $1.4 million, for the twelve months ended December 31, 2007, 2006 and 2005, respectively.

Notes to Consolidated Financial Statements — (Continued)

(15)	Closed Block
The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.
Summarized financial information for the closed block follows:

	As of	As of
	December 31,	December 31,
(in millions)	2007	2006

Closed block liabilities:
Future policyholder benefits	$1,860.4	$1,881.0
Policyholder funds and accumulated dividends	141.8	141.5
Policyholder dividends payable	30.9	30.1
Policyholder dividend obligation (including the adjustment for unrealized gains on available for sale securities)	60.7	64.0
Other policy obligations	10.6	10.2
Other closed block liabilities	0.4	0.4

Total closed block liabilities	2,104.8	2,127.2

Assets designated to the closed block:
Fixed maturity securities available-for-sale, at estimated fair value (cost $1,164.3 in 2007; $1,138.6 in 2006)	1,178.0	1,154.5
Mortgage loans on real estate	320.1	344.9
Policy loans	200.5	206.8
Other closed block assets	156.4	159.2

Total closed block assets	1,855.0	1,865.4

Excess of reported closed block liabilities over assets designated to the closed block	249.8	261.8
Portion of above representing other comprehensive income:
(Decrease) increase in unrealized appreciation on fixed maturities available-for-sale	(2.2)	(14.8)
Adjustment to policyholder dividend obligation	2.2	14.8

Total	—	—

Maximum future earnings to be recognized from closed block assets and liabilities	$249.8	$261.8

	As of	As of
	December 31,	December 31,
(in millions)	2007	2006

Other comprehensive income:
Fixed maturity securities available-for-sale:
Fair value	$1,178.0	$1,154.5
Amortized cost	1,164.3	1,138.6
Net unrealized (gains)/losses policyholder dividend obligation	(13.7)	(15.9)

Unrealized appreciation	$—	$—

Notes to Consolidated Financial Statements — (Continued)

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
(in millions)	2007	2006	2005

Closed block operations:
Closed block revenues:
Premiums	$95.7	$98.0	$104.4
Net investment income	102.5	105.0	110.2
Realized investment (losses) gains	(1.5)	(4.1)	1.2
Realized (losses) gains credited to policyholder dividend obligation	(2.5)	0.1	(5.2)

Total closed block revenues	194.2	199.0	210.6

Closed block benefits and expenses:
Policy and contract benefits	136.4	137.9	142.7
Change in future policyholder benefits and interest credited to policyholder account values	(19.3)	(22.8)	(28.5)
Dividends to policyholders	61.1	58.3	55.6
Change in policyholder dividend obligation	(3.6)	5.7	17.7
Other closed block expenses	1.2	1.2	1.2

Total closed block benefits and expenses	175.8	180.3	188.7

Total closed block revenues, net of closed block benefits and expenses, before federal income taxes	18.4	18.7	21.9
Federal income taxes	6.4	6.5	7.7

Closed block revenues, net of closed block benefits and expenses and federal income taxes	$12.0	$12.2	$14.2

Maximum future earnings from closed block assets and liabilities:
Beginning of period	$261.8	$274.0	$288.2
Change during period	(12.0)	(12.2)	(14.2)

End of period	$249.8	$261.8	$274.0

Cumulative closed block earnings from inception through December 31, 2007 and 2006 were higher than expected in the actuarial calculation. Therefore, a policyholder dividend obligation of $47.0 million (excluding the adjustment for unrealized gains on available-for-sale securities) exists at December 31, 2007 and $48.1 at December 31, 2006. Other adjustments include revisions to the prior year end balances including primarily policyholder dividends payable and adjustments to current and deferred taxes.

(16)	Segment Information
Management views the Company’s business primarily based on its underlying products and uses this basis to define its four reportable segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other.
The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income before income taxes to exclude: (1) net realized gains and losses on

Notes to Consolidated Financial Statements — (Continued)
investments and (2) the adjustment to amortization of DAC and VOBA related to net realized gains/losses.
The Individual Investments segment consists of deferred fixed annuity, deferred variable annuity and income products no longer marketed by the Company. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, variable annuity contracts provide the customer with access to a wide range of investment options and asset protection features, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.
The Retirement Plans segment consists of private sector retirement plans.
The Individual Protection segment consists of investment life insurance products, including individual variable and universal life insurance products, traditional insurance, in addition to maintaining a block of direct response-marketed life insurance products. Life insurance products provide a death benefit and generally also allow the customer to build cash value on a tax-advantaged basis.
The Corporate & Other segment includes net investment income and certain expenses not allocated to the other segments, revenue and expenses of the Company’s health products and noninsurance operations, and net realized gains and losses on investments not attributable to the closed block.

Notes to Consolidated Financial Statements — (Continued)
The following tables summarize the financial results of the Company’s business segments for the twelve months ended December 31, 2007, 2006 and 2005.

	Individual	Retirement	Individual	Corporate
(in millions)	Investments	Plans	Protection	& Other	Total

Year Ended December 31, 2007
Policy charges	$5.7	$7.9	$162.1	$—	$175.7
Traditional life insurance and immediate annuity premiums	0.2	—	115.0	—	115.2
Net investment income	33.8	15.6	141.0	27.1	217.5
Other income	—	—	—	60.2	60.2
Net realized (losses) gains on investments	—	—	(2.8)	4.1	1.3

Total revenues	39.7	23.5	415.3	91.4	569.9

Interest credited to policyholder account values	24.7	9.6	14.1	—	48.4
Life insurance and annuity benefits	(0.7)	—	188.0	—	187.3
Policyholder dividends on participating policies	—	—	58.6	—	58.6
Amortization of deferred policy acquisition costs	—	0.7	12.9	—	13.6
Goodwill impairment	—	25.4	—	—	25.4
Amortization of value of business acquired	5.3	2.2	39.4	0.2	47.1
Other operating expenses	3.2	6.6	41.2	59.7	110.7

Total benefits and expenses	32.5	44.5	354.2	59.9	491.1

Income (loss) before Federal income tax expense	7.2	(21.0)	61.1	31.5	$78.8

Adjustments to amortization of DAC/ VOBA on capital gains/(losses)	—	—	—	—
Net realized losses (gains) on investments	—	—	2.8	(4.1)

Pre-Tax operating earnings (losses)	$7.2	$(21.0)	$63.9	$27.4

Assets as of December 31, 2007	$877.7	$1,029.8	$5,347.4	$807.5	$8,062.4

Notes to Consolidated Financial Statements — (Continued)

	Individual	Retirement	Individual	Corporate
(in millions)	Investments	Plans	Protection	& Other	Total

Year Ended December 31, 2006
Policy charges	$6.7	$14.1	$162.4	$—	$183.2
Traditional life insurance and immediate annuity premiums	—	—	118.2	—	118.2
Net investment income	41.6	16.1	139.3	30.0	227.0
Other income	—	—	—	58.1	58.1
Net realized losses on investments	—	—	(1.6)	(2.0)	(3.6)

Total revenues	48.3	30.2	418.3	86.1	582.9

Interest credited to policyholder account values	26.6	11.0	12.6	—	50.2
Life insurance and annuity benefits	(0.5)	—	184.5	—	184.0
Policyholder dividends on participating policies	—	—	65.1	—	65.1
Amortization of deferred policy acquisition costs	—	0.5	12.0	—	12.5
Amortization of value of business acquired	6.3	6.7	32.7	0.2	45.9
Other operating expenses	3.7	6.5	50.0	66.5	126.7

Total benefits and expenses	36.1	24.7	356.9	66.7	484.4

Income before Federal income tax expense	12.2	5.5	61.4	19.4	$98.5

Adjustments to amortization of DAC/ VOBA on capital gains/(losses)	0.1	0.1	—	—
Net realized losses on investments	—	—	1.6	2.0

Pre-Tax operating earnings	$12.1	$5.4	$63.0	$21.4

Assets as of December 31, 2006	$1,113.5	$1,308.5	$5,310.2	$811.2	$8,543.4

Notes to Consolidated Financial Statements — (Continued)

	Individual	Retirement	Individual	Corporate
(in millions)	Investments	Plans	Protection	& Other	Total

Year Ended December 31, 2005
Policy charges	$8.0	$9.7	$169.0	$—	$186.7
Traditional life insurance and immediate annuity premiums	0.3	—	131.8	—	132.1
Net investment income	44.3	17.8	145.8	21.6	229.5
Other income	—	—	—	49.3	49.3
Net realized (losses) gains on investments	—	—	(1.8)	10.6	8.8

Total revenues	52.6	27.5	444.8	81.5	606.4

Interest credited to policyholder account values	28.2	10.1	11.7	—	50.0
Life insurance and annuity benefits	0.7	—	191.5	—	192.2
Policyholder dividends on participating policies	—	—	74.3	—	74.3
Amortization of deferred policy acquisition costs	(0.2)	1.0	13.1	—	13.9
Amortization of value of business acquired	7.2	3.5	34.1	0.2	45.0
Other operating expenses	4.5	8.1	55.6	51.8	120.0

Total benefits and expenses	40.4	22.7	380.3	52.0	495.4

Income before Federal income tax expense	12.2	4.8	64.5	29.5	$111.0

Adjustments to amortization of DAC/ VOBA on capital gains/(losses)	0.2	(0.7)	0.6	—
Net realized losses (gains) on investments	—	—	1.8	(10.6)

Pre-Tax operating earnings	$12.0	$5.5	$65.7	$18.9

Assets as of December 31, 2005	$1,356.3	$1,431.0	$5,156.3	$689.1	$8,632.7

The Company has no significant revenue from customers located outside of the U.S. nor does the Company have any significant long-lived assets located outside the U.S.

(17)	Variable Interest Entities
The Company holds variable interests, in the form of limited partnership (LP) investments, in five tax credit funds of which the Company is not the primary beneficiary. These investments have been held by the Company for periods ranging from 2 to 6 years and allow the Company to experience certain tax credits and other tax benefits from affordable housing projects. The total exposure to loss on these VIE’s where the Company is not the primary beneficiary is $47.9 million and $56.1 million as of December 31, 2007 and 2006, respectively.

(18)	Variable Annuity Contracts
The Company maintains traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contract holder. The Company also maintains non-traditional variable annuity contracts in which the

Notes to Consolidated Financial Statements — (Continued)
Company provides a guarantee to benefit the related contract holders or GMDB. The GMDB provides a specified minimum return upon death. The Company offers four primary GMDB types:

•	Return of premium — provides the greater of account value or total deposits made to the contract less any partial withdrawals.

•	Reset — provides the greater of a return of premium death benefit or the anniversary (generally the sixth or eighth year) account value adjusted for withdrawals.

•	Ratchet — provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary — evaluated monthly; annual — evaluated annually; and five-year — evaluated every fifth year.

•	Rollup — provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 74 or 200% of adjusted premiums.
The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of the dates indicated:

	December 31, 2007			December 31, 2006

	Account	Net Amount	Wtd. Avg.	Account	Net Amount	Wtd. Avg.
(in millions)	Value	at Risk[1]	Attained Age	Value	at Risk[1]	Attained Age

GMDB:
Return of premium	$3.7	$0.0	63	$3.9	$0.0	62
Reset	119.7	1.0	61	140.1	1.7	61
Ratchet	33.1	1.1	57	44.2	1.4	56
Roll-up	0.7	0.0	57	0.7	0.0	56

Total — GMDB	$157.2	$2.1	60	$188.9	$3.1	60

1	Net amount at risk is calculated on a seriatum basis and represents the greater of the respective guaranteed benefit less the account value, less any reinsurance recoverable and zero.
Following is a rollforward of the liabilities for guarantees on variable annuity contracts reflected in the Company’s general account for the year ended December 31, 2007 and 2006:

	December 31,	December 31,
(in millions)	2007	2006

Balance at beginning of period	$0.3	$0.3
Expense provision	0.2	0.3
Net claims paid	(0.3)	(0.3)
Value of new business sold	—	—
Change in fair value	—	—

Balance at end of period	$0.2	$0.3

Notes to Consolidated Financial Statements — (Continued)
The following table summarizes account balances of contracts with guarantees that were invested in separate accounts as of the dates indicated:

(in millions)	December 31, 2007	December 31, 2006

Mutual funds:
Bond	$27.3	$32.0
Domestic equity	232.8	275.8
International equity	22.1	26.3

Total mutual funds	282.2	334.1
Money market funds	13.9	14.7

Total	$296.1	$348.8

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates its estimates and adjusts the additional liability balance as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised.
The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2007 and December 31, 2006 (except where noted otherwise):

•	Data used was based on a combination of historical numbers and future projections involving 25 stochastically generated economic scenarios

•	Mean gross equity performance — 8.1%

•	Equity volatility — 18.7%

•	Mortality — 100% of Annuity 2000 table

•	Asset fees — equivalent to mutual fund and product loads

•	Discount rate — 8.0%
Lapse rate assumptions vary by duration as shown below:

Duration	1	2	3	4	5	6	7	8	9+

Minimum	5.50%	8.00%	12.50%	13.50%	14.50%	18.50%	25.00%	22.00%	21.50%
Maximum	12.50%	17.50%	23.50%	21.00%	25.50%	25.00%	30.00%	35.00%	38.00%

Nationwide Life Insurance Company of America and Subsidiaries
Schedule I Summary of Investments — Other than Investments in Related Parties
December 31, 2007

Column A	Column B	Column C	Column D

			Amount at
			Which Shown
			in the
		Market	Consolidated
Type of Investment	Cost	value	Balance Sheet

Fixed maturity securities available-for-sale:
Bonds:
U.S. Government and government agencies and authorities	$46.8	$48.5	$48.5
Agencies not backed by the full faith and credit of the U.S. Government	11.9	12.2	12.2
States, municipalities and political subdivisions	8.2	8.2	8.2
Foreign governments	16.2	16.0	16.0
Public utilities	203.8	208.4	208.4
All other corporate	2,222.6	2,221.3	2,221.3

Total fixed maturity securities available-for-sale	2,509.5	2,514.6	2,514.6

Equity securities available-for-sale:
Common stocks:
Public Utilities	—	—	—
Banks, trust and insurance companies	11.3	13.0	13.0
Industrial, miscellaneous and all other	19.2	20.6	20.6
Nonredeemable preferred stocks	—	—	—

Total equity securities available-for-sale	30.5	33.6	33.6

Mortgage loans on real estate, net	682.5		680.8	[1]
Real estate, net:
Investment properties	4.4		3.3	[2]
Acquired in satisfaction of debt	0.6		0.6	[2]
Properties occupied by entity	20.4		16.9	[2]

Total real estate, net	25.4		20.8

Policy loans	330.4		330.4
Other long-term investments	187.5		175.6	[3]
Short-term investments, including amounts managed by a related party	121.1		120.5	[4]

Total investments	$3,886.9		$3,876.3

1	Difference from Column B is primarily due to valuation allowances due to impairments on mortgage loans on real estate (see note 3 to the consolidated financial statements).

2	Difference from Column B primarily results from adjustments for accumulated depreciation.

3	Difference from Column B is primarily due to operating gains and/or losses of investments in limited partnerships.

4	Difference from Column B is primarily due to unrealized gains/losses from securities lending.
See accompanying report of independent registered public accounting firm.

Nationwide Life Insurance Company of America and Subsidiaries
Schedule IV — Reinsurance
December 31, 2007

					Percentage
		Ceded	Assumed		of Amount
		to Other	from Other		Assumed
(in 000’s)	Gross Amount	Company’s	Company’s	Net Amount	to Net

2007
Life insurance in force	43,902,645	17,649,618	9,605	26,262,632	0.0%

Premiums:
Life insurance	$133,520	$19,949	$1,673	$115,244	1.5%
Accident & health insurance	$2,693	$1,248	—	$1,445	0.0%

Total premiums	$136,213	$21,197	$1,673	$116,689	1.4%

2006
Life insurance in force	45,787,290	18,458,823	11,759	27,340,226	0.0%

Premiums:
Life insurance	$139,342	$22,720	$1,581	$118,203	1.3%
Accident & health insurance	$2,882	$1,318	—	$1,564	0.0%

Total premiums	$142,224	$24,038	$1,581	$119,767	1.3%

2005
Life insurance in force	48,027,710	19,555,834	462,670	28,934,546	1.6%

Premiums:
Life insurance	$149,257	$17,827	$692	$132,122	0.5%
Accident & health insurance	$3,261	$1,488	—	$1,773	0.0%

Total premiums	$152,518	$19,315	$692	$133,895	0.5%

See accompanying report of independent registered public accounting firm.

Nationwide Life Insurance Company of America and Subsidiaries
Schedule V — Valuation and Qualifying Accounts
Years Ended December 31, 2007, 2006 and 2005

Column A	Column B	Column C		Column D	Column E

		Charged
	Balance at	(Credited) to	Charged to		Balance at
	Beginning of	Costs and	Other		End of
Description	Period	Expenses	Accounts	Deductions*	Period

2007
Valuation allowances — mortgage loans on real estate	$1,734,884	$(35,813)	—	—	$1,699,071
2006
Valuation allowances — mortgage loans on real estate	$3,761,846	$(93,640)	—	$1,933,322	$1,734,884
2005
Valuation allowances — mortgage loans on real estate	$3,707,391	$578,205	—	$523,750	$3,761,846

*	Amounts represent recoveries.
See accompanying report of independent registered public accounting firm.

PART C
OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolutions.
1.
Resolution adopted by the Board of Directors of Provident Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, and Provident Mutual Variable Zero Coupon Bond Separate Account.  Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

2.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Aggressive Growth Separate Account. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

3.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable International Separate Account. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

4.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company establishing the Provident Mutual Variable Separate Account. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

5.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

6.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of additional Subaccounts of Provident Mutual Variable Separate Account. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

7.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) filed on April 25, 2000.

8.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Reorganization of the Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account, Provident Mutual Variable Separate Account. Incorporated herein by reference to post-effective amendment number 1 to the Form S-6 registration statement (File No. 333-71763) filed on April 25, 2000.

9.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company authorizing the filing of Registration Statements and Post-Effective Amendments. Incorporated herein by reference to the initial filing of the Form N-4 registration statement (File No. 333-58308) filed on April 5, 2001.

10.
Resolution of the Board of Directors of Provident Mutual Life Insurance Company Approving Creation of Additional Subaccounts of Provident Mutual Variable Life Separate Account. Incorporated herein by reference to post-effective amendment number 5 to the Form S-6 registration statement (File No. 333-71763) filed on April 19, 2002.

11.
Resolution of the Board of Directors of Nationwide Life Insurance Company of America Approving Creation of Additional Subaccounts of Nationwide Provident VLI Separate Account 1. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

(b)	Custodian Agreements. Not applicable.

(c)	Underwriting Contracts.
1.
Underwriting Agreement among Nationwide Life Insurance Company of America, Nationwide Life and Annuity Company of America, Nationwide Securities, LLC, and Nationwide Provident Variable Separate Accounts attached hereto.

2.
Personal Producing General Agent's Agreement and Supplement. Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.

3.
Personal Producing Agent's Agreement and Supplement. Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.

4.
Producing General Agent's Agreement and Supplement. Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.

5.
Form of Selling Agreement between PML Securities, Inc. and Broker/Dealers. Incorporated herein by reference to the initial filing of the Form S-6 registration statement (File No. 333-82613) filed on July 9, 1999.

(d)	Contracts.
1.
Individual Flexible Premium Adjustable Variable Life Insurance Policy (Form VL105). Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

2.
Individual Flexible Premium Adjustable Variable Life Insurance Policy – Employee Benefit Series (Unisex Version) (Form VL106). Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

3.	Children's Term Rider (Form C306). Incorporated herein by reference to post-effective amendment number 5 to the Form N-4 registration statement (File No. 33-65512) filed on May 1, 1998.
4.	Convertible Term Life Rider (Form C308). Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.
5.
Extension of Final Policy Date Rider (Form C822). Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.

6.	Section 403(b) Rider (Form C827). Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.
7.	Change of Insured Rider (Form C901). Incorporated herein by reference to post-effective amendment number 11 to the Form S-6 registration statement (File No. 33-42133) filed on May 1, 1998.
8.	Disability Waiver Benefit Rider (Form R1901). Incorporated herein by reference to post-effective amendment number 5 to the Form N-4 registration statement (File No. 33-65512) filed on May 1, 1998.
9.
Disability Waiver of Premium Benefit Rider (Form C903). Incorporated herein by reference to post-effective amendment number 5 to the Form N-4 registration statement (File No. 33-65512) filed on May 1, 1998.

10.	Accelerated Death Benefit Rider (Form C/D904). Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.
11.
Additional Insurance Benefit Rider (Form R2308). Incorporated herein by reference to pre-effective amendment number 1 to the Form S-6 registration statement (File No. 333-67775) filed on March 4, 1999.

12.
Long Term Care Acceleration Benefit Rider (Form R1100). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) filed on February 8, 2001.

13.
Long Term Care Extended Insurance Benefit Rider (Form R1102). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) filed on February 8, 2001.

14.
Long Term Care Waiver Benefit Rider (Form R1101). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) filed on February 8, 2001.

15.
Accelerated Death Benefit Rider (Form R1904). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) filed on February 8, 2001.

(e)  Applications.
1.	Form of Application (Form A3 and Form A4). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-67775) filed on April 24, 2000.
2.
Form of Supplemental Application – Initial Allocation Schedule (Form A65). Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

3.
Supplemental Application for Long Term Care Benefits (A62 4.01). Incorporated herein by reference to post-effective amendment number 2 to the Form S-6 registration statement (File No. 333-71763) filed on February8, 2001.

(f)	Depositor's Certificate of Incorporation and By-Laws.
1.
Charter of Provident Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

2.
By-Laws of Provident Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 033-02625) filed on May 1, 1998.

3.
Charter of Nationwide Life Insurance Company of America. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

4.
By-Laws of Nationwide Life Insurance Company of America. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

(g)	Reinsurance Contracts.
1.	Single Life Permanent Pool (ERC). Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.
2.	Single Life Permanent Pool (RGA). Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.
3.
Automatic and Facultative YRT Reinsurance Agreement No. 8145-00-00 between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

4.
Addendum No. 8145-01-00 to the Automatic and Facultative Reinsurance Agreement between Provident Mutual Life Insurance Company, Provident Mutual Life and Annuity Company of America, and RGA Reinsurance Company. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

5.
Automatic Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and Phoenix Home Life Mutual Insurance Company. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

6.
Amendment Number 3 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

7.
Amendment Number 4 to the Reinsurance Agreement No. 2727 between Provident Mutual Life Insurance Company and ERC Life Reinsurance Corporation. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

8.
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-105 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

9.
Automatic Yearly Renewable Term Reinsurance Agreement No. P226-106 between Provident Mutual Life Insurance Company and General & Cologne Life Re of America. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

10.
YRT Agreement No. 5918-14 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

11.
YRT Agreement No. 5918-15 between Provident Mutual Life Insurance Company and AUSA Life Insurance Company, Inc.. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

(h)	Form of Participation Agreement – Filed with Post-Effective Amendment No. 8 on April 28, 2006 (File No. 333-84475) and hereby incorporated by reference.
1.	Fund Participation Agreement with American Century filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
2.	Fund Participation Agreement with Dreyfus filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
3.	Fund Participation Agreement with Federated filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
4.	Fund Participation Agreement with Fidelity filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
5.	Fund Participation Agreement with Janus filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
6.	Fund Participation Agreement with Nationwide (NVIT) filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
7.	Fund Participation Agreement with Oppenheimer filed previously on July 17, 2007, with Pre-Effective Amendment No. 1 (File No. 333-140608) as exhibit 24(b) and hereby incorporated by reference.
8.	Fund Participation Agreement with Vanguard is currently being filed as exhibit 24(b).

(i)	Administrative Contracts. Not applicable.

(j)	Other Material Contracts. Not applicable.

(k)
Legal Opinion.  Opinion and Consent of James Bernstein, Esquire. Incorporated herein by reference to pre-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

(l)	Actuarial Opinion. Not applicable.

(m)	Calculations. Not applicable.

(n)	Other Opinions.
1.	Consent of Independent Registered Public Accounting Firm. Attached hereto.

(o)	Omitted Financial Statements. Not applicable.

(p)	Initial Capital Agreements. Not applicable.

(q)
Redeemability Exemption.  Description of Nationwide Life Insurance Company of America's Issuance, Transfer and Redemption Procedures for Policies.  Incorporated herein by reference to post-effective amendment number 1 to the Form N-6 registration statement (File No. 333-98629) filed on December 16, 2002.

(99)	Power of Attorney – Attached hereto.

Item 27.                 Directors and Officers of the Depositor

Chairperson of the Board, Chief Executive Officer, and Director	W. G. Jurgensen
Vice Chairperson of the Board and Director	Mark R. Thresher
President and Director	Peter A. Golato
Executive Vice President and Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President – Finance	Lawrence A. Hilsheimer
Executive Vice President	Terri L. Hill
Senior Vice President and Assistant Treasurer and Director	Timothy G. Frommeyer
Senior Vice President – Assistant to the CEO and Assistant Secretary	Thomas E. Barnes
Senior Vice President and Assistant Treasurer	Harry H. Hallowell
Senior Vice President – Chief Investment Officer	Gail G. Snyder
Senior Vice President – Head of Taxation	Pamela A. Biesecker
Senior Vice President and Treasurer	James D. Benson
Senior Vice President	Carol Baldwin Moody
Director	Michael A. Hamilton
Director	John L. Carter
Associate Vice President and Secretary	Kathy R. Richards

Principal business address is One Nationwide Plaza, Columbus, OH 43215.

Item 28.                 Persons Controlled by or Under Common Control with the Depositor or Registrant.

*	Subsidiaries for which separate financial statements are filed
**	Subsidiaries included in the respective consolidated financial statements
***	Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
****	Other subsidiaries

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
1717 Advisory Services, Inc.	Pennsylvania		The company was formerly registered as an investment advisor and is currently inactive.
1717 Brokerage Services, Inc.	Pennsylvania		The company is a multi-state licensed insurance agency.
AGMC Reinsurance, Ltd.	Turks & Caicos Islands		The company is in the business of reinsurance of mortgage guaranty risks.
ALLIED General Agency Company	Iowa		The company acts as a general agent and surplus lines broker for property and casualty insurance products.
ALLIED Group, Inc.	Iowa		The company is a property and casualty insurance holding company.
ALLIED Property and Casualty Insurance Company	Iowa		The company underwrites general property and casualty insurance.
ALLIED Texas Agency, Inc.	Texas		The company acts as a managing general agent to place personal and commercial automobile insurance with Colonial County Mutual Insurance Company for the independent agency companies.
AMCO Insurance Company	Iowa		The company underwrites general property and casualty insurance.
American Marine Underwriters, Inc.	Florida		The company is an underwriting manager for ocean cargo and hull insurance.
Atlantic Floridian Insurance Company (f.k.a. Nationwide Atlantic Insurance Company)	Ohio		The company writes personal lines residential property insurance in the State of Florida.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Audenstar Limited	England		The company is an investment holding company.
Cal-Ag Insurance Services, Inc.	California		The company is an insurance agency.
CalFarm Insurance Agency	California		The company is an insurance agency.
Champions of the Community, Inc.	Ohio		The company raises money for gifts and grants to charitable organizations
Colonial County Mutual Insurance Company*	Texas		The company underwrites non-standard automobile and motorcycle insurance and other various commercial liability coverage in Texas.
Corviant Corporation	Delaware
The purpose of the company is to create a captive distribution network through which affiliates can sell multi-manager investment products, insurance products and sophisticated estate planning services.

Crestbrook Insurance Company* (f.k.a. CalFarm Insurance Company)	California		The company is an Ohio-based multi-line insurance corporation that is authorized to write personal, automobile, homeowners and commercial insurance.
Depositors Insurance Company	Iowa		The company underwrites general property and casualty insurance.
DVM Insurance Agency, Inc.	California		This company places the pet insurance business not written by Veterinary Pet Insurance Company outside of California with National Casualty Company.
F&B, Inc.	Iowa		The company is an insurance agency that places business with carriers other than Farmland Mutual Insurance Company and its affiliates.
Farmland Mutual Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
FutureHealth Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
FutureHealth Holding Company	Maryland		The company provides population health management.
FutureHealth Technologies Corporation	Maryland		The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
Gates, McDonald & Company*	Ohio		The company provides services to employers for managing workers' compensation matters and employee benefits costs.
Gates, McDonald & Company of New York, Inc.	New York		The company provides workers' compensation and self-insured claims administration services to employers with exposure in New York.
Gates, McDonald Health Plus Inc.	Ohio		The company provides medical management and cost containment services to employers.
GVH Participacoes e Empreedimientos Ltda.	Brazil		The company acts as a holding company.
Insurance Intermediaries, Inc.	Ohio		The company is an insurance agency and provides commercial property and casualty brokerage services.
Intervent USA, Inc.	Georgia		Lifestyle Management and Chronic Disease Risk Reduction Programs Consultants.
Life REO Holdings, LLC	Ohio		The company serves as a holding company for foreclosure entities.
Lone Star General Agency, Inc.	Texas		The company acts as general agent to market non-standard automobile and motorcycle insurance for Colonial County Mutual Insurance Company.
Mullen TBG Insurance Agency Services, LLC	Delaware		The company is a joint venture between TBG Insurance Services Corporation and MC Insurance Agency Services LLC. The Company provides financial products and services to executive plan participants.
National Casualty Company	Wisconsin		The company underwrites various property and casualty coverage, as well as individual and group accident and health insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
National Casualty Company of America, Ltd.	England		This company is currently inactive.
Nationwide Advantage Mortgage Company*	Iowa		The company makes residential mortgage loans.
Nationwide Affinity Insurance Company of America*	Ohio		The company provides property and casualty insurance products.
Nationwide Agribusiness Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Arena, LLC*	Ohio		The purpose of the company is to develop Nationwide Arena and to engage in related development activity.
Nationwide Asset Management, LLC	Ohio		Provides investment advisory services as a registered investment advisor to affiliated and unaffiliated clients
Nationwide Asset Management Holdings Limited	England and Wales		The Company is an investment holding company
Nationwide Assurance Company	Wisconsin		The company underwrites non-standard automobile and motorcycle insurance.
Nationwide Bank*	United States
This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of Treasury to exercise deposit, lending agency custody and fiduciary powers and to engage in activities permissible for federal savings banks under the Home Owners’ Loan act of 1933.

Nationwide Better Health, Inc. (f.k.a. Nationwide Health and Productivity Company)	Ohio		The company is a holding company for the health and productivity operations of Nationwide.
Nationwide Cash Management Company	Ohio		The company buys and sells investment securities of a short-term nature as the agent for other Nationwide corporations, foundations, and insurance company separate accounts.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Community Development Corporation, LLC	Ohio		The company holds investments in low-income housing funds.
Nationwide Corporation	Ohio		The company acts primarily as a holding company for entities affiliated with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
Nationwide Document Solutions, Inc. (f.k.a. ALLIED Document Solutions, Inc.)	Iowa		The company provides general printing services to its affiliated companies as well as to certain unaffiliated companies.
Nationwide Emerging Managers, LLC (f.k.a. Gartmore Emerging Managers, LLC)	Delaware		The company acquires and holds interests in registered investment advisors and provides investment management services.
Nationwide Exclusive Agent Risk Purchasing Group, LLC	Ohio		The company's purpose is to provide a mechanism for the purchase of group liability insurance for insurance agents operating nationwide.
Nationwide Financial Assignment Company	Ohio		The company is an administrator of structured settlements.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware		The company is an insurance agency.
Nationwide Financial Services Capital Trust	Delaware		The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust.
Nationwide Financial Services, Inc.*	Delaware		The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute long-term savings and retirement products.
Nationwide Financial Sp. Zo.o	Poland		The company provides services to Nationwide Global Holdings, Inc. in Poland.
Nationwide Financial Structured Products, LLC	Ohio		The company captures and reports the results of the structured products business unit.
Nationwide Foundation*	Ohio		The company contributes to non-profit activities and projects.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Fund Advisors	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.
Nationwide Fund Distributors LLC (f.k.a. Gartmore Distribution Services, Inc.)	Delaware		The company is a distributor and administrator for Nationwide mutual funds.
Nationwide Fund Management LLC (f.k.a Gartmore Investors Services, Inc.)	Delaware		The corporation provides transfer and dividend disbursing services to various mutual fund entities.
Nationwide General Insurance Company	Ohio		The company transacts a general insurance business, except life insurance, and primarily provides automobile and fire insurance to select customers.
Nationwide Global Funds	Luxembourg		This company issues shares of mutual funds.
Nationwide Global Holdings, Inc.	Ohio		The company is a holding company for the international operations of Nationwide.
Nationwide Global Ventures (f.k.a. Gartmore Global Ventures, Inc.)	Delaware		The company acts as a holding company.
Nationwide Indemnity Company*	Ohio		The company is involved in the reinsurance business by assuming business from Nationwide Mutual Insurance Company and other insurers within the Nationwide Insurance organization.
Nationwide Insurance Company of America	Wisconsin		The corporation is an independent agency personal lines underwriter of property/casualty insurance.
Nationwide Insurance Company of Florida*	Ohio		The company transacts general insurance business except life insurance.
Nationwide International Underwriters	California		The company is a special risk, excess and surplus lines underwriting manager.
Nationwide Investment Advisors, LLC	Ohio		The company provides investment advisory services.
Nationwide Investment Services Corporation**	Oklahoma		This is a limited purpose broker-dealer and acts as an investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Life and Annuity Company of America**	Delaware		The company provides variable and traditional life insurance and other investment products. The company also maintains blocks of individual variable and fixed annuities products.
Nationwide Life and Annuity Insurance Company**	Ohio		The company engages in underwriting life insurance and granting, purchasing, and disposing of annuities.
Nationwide Life Insurance Company*	Ohio		The company provides individual life insurance, group life and health insurance, fixed and variable annuity products, and other life insurance products.
Nationwide Life Insurance Company of America*	Pennsylvania		The company provides individual life insurance and group annuity products.
Nationwide Life Insurance Company of Delaware*	Delaware		The company insures against personal injury, disability or death resulting from traveling, sickness or other general accidents, and every type of insurance appertaining thereto.
Nationwide Lloyds	Texas		The company markets commercial property insurance in Texas.
Nationwide Management Systems, Inc.	Ohio		The company offers a preferred provider organization and other related products and services.
Nationwide Mutual Capital, LLC (f.k.a. Nationwide Strategic Investment Fund, LLC)	Ohio		The company acts as a private equity fund investing in companies for investment purposes and to create strategic opportunities for Nationwide.
Nationwide Mutual Capital I, LLC*	Delaware		The business of the company is to achieve long-term capital appreciation through a portfolio of primarily domestic equity investments in financial service and related companies.
Nationwide Mutual Fire Insurance Company	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Mutual Funds	Delaware		The corporation operates as a business trust for the purposes of issuing investment shares to the public and to segregated asset accounts of life insurance companies.
Nationwide Mutual Insurance Company*	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Private Equity Fund, LLC	Ohio		The company invests in private equity funds.
Nationwide Property and Casualty Insurance Company	Ohio		The company engages in a general insurance business, except life insurance.
Nationwide Property Protection Services, LLC	Ohio		The company provides alarm systems and security guard services.
Nationwide Provident Holding Company* (f.k.a. Provident Mutual Holding Company)	Pennsylvania		The company is a holding company for non-insurance subsidiaries.
Nationwide Realty Investors, Ltd.*	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investments.
Nationwide Retirement Solutions, Inc.*	Delaware		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio	Ohio		The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas	Texas		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Insurance Agency, Inc.	Massachusetts		The company markets and administers deferred compensation plans for public employees.
Nationwide S.A. Capital Trust (f.k.a. Gartmore S.A. Capital Trust)	Delaware		The company is a business trust. The trust is designed to act as a registered investment advisor.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Sales Solutions, Inc. (f.k.a. Allied Group Insurance Marketing Company)	Iowa		The company engages in direct marketing of property and casualty insurance products.
Nationwide Securities, Inc.*	Ohio		The company is a registered broker-dealer and provides investment management and administrative services.
Nationwide Securities, LLC*	Delaware		The company is registered as a broker-dealer and investment advisor.
Nationwide Separate Accounts, LLC (f.k.a. Gartmore Separate Accounts, LLC)	Delaware		The company acts as a registered investment advisor.
Nationwide Services Company, LLC	Ohio		The company performs shared services’ functions for the Nationwide organization.
Nationwide Services For You, LLC	Ohio		The company provides consumer services that are related to the business of insurance, including services that help consumers prevent losses and mitigate risks.
Nationwide Services Sp. Zo.o.	Poland		The corporation provides services to Nationwide Global Holdings, Inc. in Poland.
Newhouse Capital Partners, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Capital Partners II, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Special Situations Fund I, LLC	Delaware
The company owns and manages contributed securities in order to achieve long-term capital appreciation from the contributed securities and through investments in a portfolio of other equity investments in financial service and other related companies.

NF Reinsurance Ltd.*	Bermuda		The company serves as a captive reinsurer for Nationwide Life Insurance Company’s universal life, term life and annuity business.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
NFS Distributors, Inc.	Delaware		The company acts primarily as a holding company for Nationwide Financial Services, Inc.'s distribution companies.
NWD Investment Management, Inc. (f.k.a. Gartmore Global Investments, Inc.)	Delaware		The company acts as a holding company and provides other business services for the NWD Investments group of companies.
NWD Management & Research Trust (f.k.a. Gartmore Global Asset Management Trust)	Delaware		The company acts as a holding company for the NWD Investments group of companies and as a registered investment advisor.
NWD MGT, LLC (f.k.a. GGI MGT LLC)	Delaware
The company is a passive investment holder in Newhouse Special Situations Fund I, LLC for the purpose of allocation of earnings to the NWD Investments management team as it relates to the ownership and management of Newhouse Special Situations Fund I, LLC.

Olentangy Reinsurance Company	Vermont		The company is a resinsurance company.
Pension Associates, Inc.	Wisconsin		The company provides pension plan administration and record keeping services, and pension plan and compensation consulting.
Premier Agency, Inc.	Iowa		This company is an insurance agency.
Provestco, Inc.	Delaware		The company serves as a general partner in certain real estate limited partnerships invested in by Nationwide Life Insurance Company of America.
RCMD Financial Services, Inc.	Delaware		The company is a holding company.
Registered Investment Advisors Services, Inc.	Texas		The company facilitates third-party money management services for plan providers.
Retention Alternatives, Ltd.*	Bermuda		The company is a captive insurer and writes first dollar insurance policies in workers’ compensation, general liability and automobile liability for its affiliates in the United States.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Riverview Alternative Investment Advisors, LLC (f.k.a. Gartmore Riverview, LLC)	Delaware		The company provides investment management services to a limited number of institutional investors.
Riverview Alternative Investment Advisors II LLC (f.k.a. Gartmore riverview II, LLC)	Delaware		The company is a holding company.
Riverview International Group, Inc.	Delaware		The company is a holding company.
RP&C International, Inc.	Ohio		The company is an investment-banking firm that provides specialist advisory services and innovative financial solutions to public and private companies internationally.
Scottsdale Indemnity Company	Ohio		The company is engaged in a general insurance business, except life insurance.
Scottsdale Insurance Company	Ohio		The company primarily provides excess and surplus lines of property and casualty insurance.
Scottsdale Surplus Lines Insurance Company	Arizona		The company provides excess and surplus lines coverage on a non-admitted basis.
TBG Aviation, LLC	California		The company holds an investment in a leased airplane and maintains an operating agreement with Flight Options.
TBG Danco Insurance Services Corporation	California		The corporation provides life insurance and individual executive estate planning.
TBG Financial & Insurance Services Corporation*	California
The company consults with corporate clients and financial institutions on the development and implementation of proprietary and/or private placement insurance products for the financing of executive benefit programs and individual executive's estate planning requirements.  As a broker dealer, TBG Financial & Insurance Services Corporation provides access to institutional insurance investment products.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
TBG Insurance Services Corporation*	Delaware		The company markets and administers executive benefit plans.
THI Holdings (Delaware), Inc.*	Delaware		The company acts as a holding company for subsidiaries of the Nationwide group of companies.
Titan Auto Insurance of New Mexico, Inc.	New Mexico		The Company is an insurance agency and operates as an employee agent "storefront" for Titan Indemnity Company in New Mexico.
Titan Indemnity Company	Texas		The company is a multi-line licensed insurance company and is operating primarily as a property and casualty insurance company.
Titan Insurance Company	Michigan		This is a property and casualty insurance company.
Titan Insurance Services, Inc.	Texas		The company is a Texas grandfathered managing general agency.
Veterinary Pet Insurance Company*	California		The company provides pet insurance.
Victoria Automobile Insurance Company	Indiana		The company is a property and casualty insurance company.
Victoria Fire & Casualty Company	Ohio		The company is a property and casualty insurance company.
Victoria National Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Select Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Specialty Insurance Company	Ohio		The company is a property and casualty insurance company.
Vida Seguradora SA	Brazil		The company operates as a licensed insurance company in the categories of life and unrestricted private pension plan in Brazil.
VPI Services, Inc.	California		The company operates as a nationwide pet registry service for holders of Veterinary Pet Insurance Company policies, including pet indemnification and a lost pet recovery program.
Washington Square Administrative Services, Inc.	Pennsylvania		The company provides administrative services to Nationwide Life and Annuity Company of America.
Western Heritage Insurance Company	Arizona		The company underwrites excess and surplus lines of property and casualty insurance.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Whitehall Holdings, Inc.	Texas		The company acts as a holding company for the Titan group of agencies.
W.I. of Florida (d.b.a. Titan Auto Insurance)	Florida		The company is an insurance agency and operates as an employee agent storefront for Titan Indemnity Company in Florida.

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
*	MFS Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Multi-Flex Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-A	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-B	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-C	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-D	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-II	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-3	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-4	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-5	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-6	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-7	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-8	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-9	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-10	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-11	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-12	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-13	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-14	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-15	Ohio		Issuer of Annuity Contracts

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
	Nationwide Variable Account-16	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-17	Ohio		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account 1	Pennsylvania		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account A	Delaware		Issuer of Annuity Contracts
	Nationwide VL Separate Account-A	Ohio		Issuer of Life Insurance Policies
	Nationwide VL Separate Account-B	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-C	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-D	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-G	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-2	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-3	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-4	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-5	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-6	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-7	Ohio		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account 1	Pennsylvania		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account A	Delaware		Issuer of Life Insurance Policies

Item 29.  Indemnification

The By-Laws of Nationwide Life Insurance Company of America provide as follows:

ARTICLE IX

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHER PERSONS

Section 9.01.  Indemnification.  The Corporation shall indemnify any present, former or future Director, officer, employee or agent of the Corporation or any person who may serve or have served at its request as a Director, officer, employee, member, fiduciary, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise or association, to the extent provided in the Corporation's Articles of Incorporation.

Section 9.02.  Non-exclusivity and Supplementary Coverage.  The indemnification and advancement of expenses provided for in this Article IX and the Corporation's Articles of Incorporation shall not be deemed exclusive of any other rights to which those persons seeking indemnification and advancement of expenses may be entitled under any By-Law, agreement, vote of the shareholders or disinterested Directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding that office, and shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person; provided, however that indemnification pursuant to this Article IX and the Articles of Incorporation shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness. The Corporation may create a fund of any nature, which may, but need not be, under the control of a trustee, or otherwise secure or ensure in any manner its indemnification obligations.

Section 9.03.  Payment of Indemnification.  An indemnified Director, officer or employee shall be entitled to indemnification within thirty days after a determination that such Director, officer or employee is so entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise as permitted under Section 1746 of the Pennsylvania Business Corporation Law of 1988, as amended, or any successor provision.

Section 9.04.  Payment of Expenses.  Expenses incurred by a Director, officer or employee in defending any such action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that said Director, officer or employee is not entitled to be indemnified by the Corporation.  Advancement of expenses shall be authorized by the Board of Directors.

Section 9.05.  Proceedings Initiated by a Director, Officer and Other Persons.  Notwithstanding the provisions of Sections 9.01 and 9.02, the Corporation shall not indemnify a Director, officer or employee for any liability incurred in an action, suit or proceeding initiated (which shall not be deemed to include counterclaims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such initiation of or participation in the action, suit or proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of Directors in office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

(a) Nationwide Securities, LLC (“NSLLC”) is the principal underwriter and general distributor for the following separate investment accounts:

Nationwide Provident VA Separate Account 1	Nationwide Provident VLI Separate Account 1
Nationwide Provident VA Separate Account A	Nationwide Provident VLI Separate Account A

(b) Directors and Officers of NSLLC:

President	Michael A. Hamilton
Senior Vice President and Assistant Secretary	Thomas E. Barnes
Vice President and Assistant Treasurer	Carol L. Dove
Vice President	Jerry L. Greene
Vice President	Thomas F. Houle
Vice president and Chief Operations Officer	Keith J. Kelly
Vice President	Florence Lathen-Harris*
Associate Vice President and Assistant Secretary	Michael A. Bazany, Jr.*
Associate Vice President-	Elaine F. Duffus**
Associate Vice President and Treasurer	Meredith E. Gompertz
Associate Vice President and Secretary	Kathy R. Richards
Associate Vice President	Patrick K. Shanahan
Associate Vice President and Assistant Treasurer	Terry C. Smetzer
Associate Vice President and Assistant Secretary	Robert L. Tuch

Principal business address is One Nationwide Plaza, Columbus, OH 43215 unless otherwise noted.
*Principal business address is 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181.
**Principal business address is 300 Continental Drive, Newark, DE 19713.

(c) Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
NSLLC	N/A	None	N/A	N/A

Item 31.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by Nationwide Life Insurance Company of America at 300 Continental Drive, Newark, DE 19713 or at 1000 Chesterbrook Boulevard, Berwyn, PA 19312-1181.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Nationwide Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Nationwide Life Insurance Company of America.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Nationwide Provident VLI Separate Account 1 and Nationwide Life Insurance Company of America certify that they meet all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and have duly caused this registration statement to be signed on their behalf by the undersigned, duly authorized, in the City of Columbus and State of Ohio, on the 31st day of December, 2008.

NATIONWIDE PROVIDENT VLI SEPARATE ACCOUNT 1
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY OF AMERICA
(Depositor)

By: /s/ TIMOTHY D. CRAWFORD
Timothy D. Crawford

Pursuant to the requirements of the Securities Act, the registration statement has been signed below by the following persons in the capacities indicated on this 31st day of December, 2008.

W. G. JURGENSEN
W. G. Jurgensen Chairperson of the Board, Chief Executive Officer, and Director
MARK R. THRESHER
Mark R. Thresher Vice Chairperson of the Board and Director
PETER A. GOLATO
Peter A. Golato President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer Senior Vice President and Assistant Treasurer and Director
JOHN L. CARTER
John L. Carter Director
MICHAEL A. HAMILTON
Michael A. Hamilton Director
LARRY HILSHEIMER
Larry Hilsheimer Director
By: /s/ TIMOTHY D. CRAWFORD
Timothy D. Crawford
Attorney-in-Fact